Exhibit 10.73

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND NOTED WITH “***”.

AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

Final Execution Version

FIRST AMENDED AND RESTATED

PRODUCTION SERVICES AGREEMENT

by and between

RETAILER CREDIT SERVICES, INC.

and

FIRST DATA RESOURCES, LLC

Dated As Of

December 1, 2009

Final Execution Version

TABLE OF CONTENTS		I

LIST OF SCHEDULES		IV

1.	BACKGROUND AND OBJECTIVES	1

1.1	BACKGROUND	1
1.2	OBJECTIVES	1
1.3	CONSTRUCTION	2

2.	DEFINITIONS	2

2.1	CERTAIN DEFINITIONS	2
2.2	OTHER TERMS	6

3.	PROVISION OF PRODUCTION SERVICES	6

3.1	SCOPE	6
3.2	IMPLIED SERVICES	6
3.3	OTHER ENTITIES	6
3.4	PRODUCTION SERVICES PERFORMED BY RCSI OR THIRD PARTIES	7
3.5	COOPERATION WITH THIRD PARTIES	7
3.6	EVOLUTION OF THE PRODUCTION SERVICES	8
3.7	NEW PRODUCTION SERVICES	8
3.8	SYSTEM ENHANCEMENTS	9

4.	TERM	10

4.1	INITIAL TERM	10
4.2	EXTENSION	10

5.	FIRST DATA PERSONNEL	10

5.1	KEY FIRST DATA POSITIONS	10
5.2	QUALIFICATIONS, RETENTION AND REPLACEMENT OF FIRST DATA PERSONNEL	11

6.	PERFORMANCE	12

6.1	MANNER OF PERFORMANCE	12
6.2	PLACE OF PERFORMANCE	13
6.3	TIME OF PERFORMANCE	13
6.4	PERFORMANCE IMPROVEMENT	13
6.5	COMPLIANCE WITH LAWS	13
6.6	COMPLIANCE WITH RCSI’S SECURITY REQUIREMENTS	14
6.7	COMPLIANCE WITH RCSI STATEMENT OF PRINCIPLES ON HUMAN RIGHTS	15
6.8	COMPLIANCE WITH RCSI INTEGRITY POLICIES	15
6.9	CANADIAN REQUIREMENTS	15

7.	PROJECT AND CONTRACT MANAGEMENT	15

7.1	FIRST DATA - RCSI CONTACTS	15
7.2	STEERING COMMITTEE	16
7.3	REPORTS AND MEETINGS	16
7.4	PROCEDURES MANUAL	19
7.5	CHANGE CONTROL PROCEDURE	19
7.6	USE OF SUBCONTRACTORS	21
7.7	QUALITY ASSURANCE AND IMPROVEMENT PROGRAMS	22
7.8	PRODUCTIVITY AND MANAGEMENT TOOLS	22
7.9	RESTRICTIVE COVENANT	23

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8.	AUDITS	23

8.1	AUDIT RIGHTS	23
8.2	AUDIT FOLLOW-UP	24
8.3	ANNUAL AUDIT	25
8.4	RECORD KEEPING AND RECORD RETENTION	25
8.5	SCOPE OF AUDITS	26
8.6	CONFIDENTIALITY OF AUDITS	26
8.7	FINANCIAL REPORTS	26

9.	RCSI RESPONSIBILITIES	26

9.1	RESPONSIBILITIES	26
9.2	SAVINGS CLAUSE	26

10.	CHARGES	27

10.1	GENERAL	27
10.2	PASS-THROUGH EXPENSES	27
10.3	INCIDENTAL EXPENSES	27
10.4	TAXES	28

11.	INVOICING AND PAYMENT	30

11.1	INVOICING	30
11.2	PAYMENT DUE	30
11.3	ACCOUNTABILITY	30
11.4	PRORATION	31
11.5	REFUNDABLE ITEMS	31
11.6	DEDUCTION	31
11.7	DISPUTED CHARGES	31

12.	SAFEGUARDING OF DATA; CONFIDENTIALITY	31

12.1	RCSI INFORMATION	31
12.2	SAFEGUARDING RCSI DATA	32
12.3	FIRST DATA INFORMATION	32
12.4	SAFEGUARDING FIRST DATA DATA	33
12.5	CONFIDENTIALITY	33
12.6	RETURN OR DESTRUCTION	36
12.7	PROVISIONS FOR DATA COMPLIANCE	36
12.8	SECURITY ASSESSMENT/DUE DILIGENCE	37
12.9	SURVIVAL	37

13.	REPRESENTATIONS AND WARRANTIES	37

13.1	WORK STANDARDS	37
13.2	MAINTENANCE	37
13.3	EFFICIENCY AND COST EFFECTIVENESS	38
13.4	TECHNOLOGY	38
13.5	NON-INFRINGEMENT	38
13.6	OWNERSHIP AND USE OF SOFTWARE AND RELATED MATERIALS	38
13.7	ABSENCE OF LITIGATION	38
13.8	INDUCEMENTS	38
13.9	VIRUSES	38
13.10	DISABLING CODE	39
13.11	DISCLAIMER	39

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14.	INSURANCE AND RISK OF LOSS	39

14.1	INSURANCE	39
14.2	RISK OF LOSS	40

15.	INDEMNITIES	40

15.1	INDEMNITY BY FIRST DATA	40
15.2	INDEMNITY BY RCSI	41
15.3	ADDITIONAL INDEMNITIES	42
15.4	INFRINGEMENT	42
15.5	INDEMNIFICATION PROCEDURES	42
15.6	SUBROGATION	43

16.	LIABILITY	43

16.1	GENERAL INTENT	43
16.2	LIABILITY LIMITATIONS	43
16.3	FORCE MAJEURE	44

17.	DISPUTE RESOLUTION	45

17.1	INFORMAL DISPUTE RESOLUTION	45
17.2	ARBITRATION	46
17.3	LITIGATION	47
17.4	CONTINUED PERFORMANCE	47
17.5	GOVERNING LAW	47

18.	TERMINATION	48

18.1	TERMINATION FOR CAUSE	48
18.2	TERMINATION UPON CHANGE OF CONTROL	49
18.3	TERMINATION FOR CONVENIENCE	49
18.4	TERMINATION DUE TO FAILURE BY FIRST DATA TO RESET PURSUANT TO SECTION 16.2(D)	49
18.5	EXTENSION OF TERMINATION EFFECTIVE DATE	49
18.6	TERMINATION/EXPIRATION ASSISTANCE	49
18.7	EQUITABLE REMEDIES	52

19.	GENERAL	53

19.1	BINDING NATURE AND ASSIGNMENT	53
19.2	ENTIRE AGREEMENT; AMENDMENT	53
19.3	NOTICES	53
19.4	COUNTERPARTS	54
19.5	MUTUAL RELEASE OF CLAIMS	54
19.6	HEADINGS	54
19.7	RELATIONSHIP OF THE PARTIES	55
19.8	SEVERABILITY	55
19.9	CONSENTS AND APPROVAL	55
19.10	WAIVER OF DEFAULT; CUMULATIVE REMEDIES	55
19.11	SURVIVAL	55
19.12	PUBLIC DISCLOSURES	55
19.13	SERVICE MARKS	56
19.14	THIRD PARTY BENEFICIARIES	56
19.15	COVENANT OF GOOD FAITH	56
19.16	ORDER OF PRECEDENCE	56
19.17	INTERPRETATION	56
19.18	RELATIONSHIP TO ORIGINAL AGREEMENT	57

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LIST OF SCHEDULES

Schedule A:	Services

Schedule B:	Service Levels

Schedule C:	Charges by First Data to RCSI

Schedule D:	Key First Data Positions

Schedule E:	Facilities

Schedule F:	*** Subcontractors

Schedule G:	Reports

Schedule H:	Human Rights

Schedule I:	RCSI Integrity Policies

Schedule X:	Miscellaneous Provisions

Schedule Y:	Concordance

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FIRST AMENDED AND RESTATED

PRODUCTION SERVICES AGREEMENT

First Amended and Restated Production Services Agreement (the “Agreement”), executed as of August 19, 2009 (the “Execution Date”) and entered into and effective as of December 1, 2009 (the “Effective Date”), by and between RETAILER CREDIT SERVICES, INC., a Utah corporation, with offices at 170 Election Road, Draper, Utah 84020-6425 and FIRST DATA RESOURCES, LLC (“First Data”), a Delaware corporation with offices at 6855 Pine Street, Omaha, Nebraska 68106. As used in this Agreement, “Party” means either RCSI or First Data, as appropriate, and “Parties” means RCSI and First Data. The Parties agree that the following terms and conditions shall apply to the services to be provided by First Data under this Agreement in consideration of certain payments to be made by RCSI.

1.	BACKGROUND AND OBJECTIVES

1.1 Background.

This Agreement is being made and entered into with reference to the following:

(a) On November 16, 1999 RCSI (then known as Montgomery Ward Credit Corporation) and First Data’s predecessor in interest, First Data Resources Inc., entered into a Production Services Agreement (hereinafter defined as the “Original Agreement”). The Original Agreement has been amended by the Parties numerous times. As more fully provided in Section 19.18, this First Amended and Restated Production Services Agreement replaces and supersedes the Original Agreement, as amended, in its entirety.

(b) RCSI and First Data are also parties to a Technology Sourcing Agreement, dated as of December 10, 1998, as amended (the “TSA”) pursuant to which First Data provides to RCSI and its Affiliates various Transaction Card data processing and related services, which services relate to, but do not include, the services described in this Agreement.

(c) RCSI desires that certain production and related services, including printing and mailing of Statements and Letters and Transaction Card embossing be performed and managed by an experienced and capable vendor skilled in the performance of these functions.

(d) First Data wishes to perform the requested services for RCSI and has the skills, qualifications and experience necessary to perform and manage such services in an efficient, cost-effective and controlled manner with a high degree of quality and responsiveness.

1.2 Objectives.

The following are specific goals and objectives for this Agreement:

(a) enable RCSI and RCSI Affiliates to focus on their core competencies and on those activities which provide a competitive advantage;

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(b) deliver to RCSI and RCSI Affiliates Six Sigma level quality, including through the provision of relevant production skills, methods, practices and standards;

(c) establish a flexible framework within which to quickly respond to evolving processes, technologies, competitive conditions, and changing RCSI and RCSI Affiliate business needs;

(d) identify means to improve services and reduce costs to RCSI and RCSI Affiliates and enable RCSI and RCSI Affiliates to improve and expand their respective related business operations; and

(e) provide the uninterrupted transitioning of responsibility for performing the services back to RCSI or its Successor in connection with the termination or expiration of this Agreement.

1.3 Construction.

The provisions of this Section 1 are intended to be a general introduction to this Agreement and are not intended to expand the scope of the Parties’ obligations under this Agreement or to alter the plain meaning of the terms and conditions of this Agreement. However, to the extent the terms and conditions of this Agreement do not address a particular circumstance or are otherwise unclear or ambiguous, such terms and conditions are to be interpreted and construed so far as to give effect to the provisions in this Section 1.

2.	DEFINITIONS

2.1 Certain Definitions.

As used in this Agreement:

(a) “Affiliate” means, with respect to any entity, any other entity Controlling, Controlled by or under common Control with such entity (and, in the case of RCSI, includes GECC).

(b) “Ancillary Services” shall mean those services listed on Exhibit C-4 to Schedule C of this Agreement.

(c) “Asset Purchase Agreement” shall mean the Asset Purchase Agreement, dated as of November 16, 1999, between the Parties.

(d) “Background Checks” shall have the meaning given in Section 5.2(b).

(e) “Change Control Procedure” means the processes and procedures to be followed by the Parties for considering, analyzing, approving (or rejecting) and carrying out Changes requested or proposed by either Party.

(f) “Change Order” means the form of an order documenting the terms of the Parties’ agreement regarding a Change to the Production Services then being provided.

(g) “Confidential Information” has the meaning given in Section 12.5(a).

(h) “Control” and its derivatives means with regard to any entity the legal, beneficial or equitable ownership, directly or indirectly, of twenty-five percent (25%)

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or more of the capital stock (or other equity ownership interest, if not a corporation) of such entity ordinarily having voting rights; provided, however, that with respect to the definition of “Major Competitor” and Section 18.2 only, the applicable percentage shall be fifty percent (50%).

(i) “Coupons” means documents that entitle a consumer to discounts, rewards, rebates, points, gift(s) or other special offer which provide incentives to the Cardholder on current or future purchases or transaction activity. A coupon is most commonly separated from the main Statement information and often accompanied by a coupon code and/or bar code used to entitle the consumer to the incentive.

(j) “Customer” has the meaning given in Section 7.9.

(k) “Default Rate” means the rate identified as the prime rate as published in The Wall Street Journal from time to time.

(l) “Effective Date” has the meaning given in the first paragraph of this Agreement. Various provisions in this Agreement are effective prior to the Effective Date as so stipulated in such provision.

(m) “First Data Confidential Information” has the meaning given in Section 12.5(c).

(n) “First Data Contract Administrator” has the meaning given in Section 5.1(a)(ii).

(o) “First Data Data” shall mean information, whether or not Confidential Information, transmitted to or entered in software or equipment by or on behalf of any clients of First Data, other than RCSI and its Affiliates and RCSI Customers, and information derived from such information, including as stored in or processed through the First Data System.

(p) “First Data Equipment” means the equipment which is owned or leased (as lessee) by First Data or is otherwise within First Data’s control.

(q) “First Data Information” means all information, in any form, furnished or made available directly or indirectly by First Data to RCSI or otherwise obtained by RCSI from First Data.

(r) “First Data Personnel” means employees of First Data and its approved Subcontractors assigned to perform the Production Services pursuant to this Agreement.

(s) “First Data Software” means (i) the First Data-owned software and the third party software licensed to First Data which is utilized by First Data in performing the Production Services and (ii) the documentation (in any format) necessary for the use of the software referenced in clause (i).

(t) “First Data System” means the First Data Equipment, First Data Software, the hardware, the systems incorporating such software and hardware and the documentation (in any format) and the processes used to provide the Production Services (specifically excluding the data processing software and system used to provide TSA Services).

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(u) “GECC” means General Electric Capital Corporation, a Delaware corporation.

(v) “GE Consumer Finance” means the divisions of GECC conducting consumer finance operations as of the Effective Date.

(w) “GECOM/Prox/CARMS Portfolio” or “GECOM/Prox” means RCSI’s GE Commercial Line Account portfolio.

(x) “GLB Act” has the meaning given in Section 12.7(a).

(y) “Including” and its derivatives (such as “include” and “includes”) means including without limitation. This term is as defined, whether or not capitalized in this Agreement.

(z) “Initial Term” has the meaning given in Section 4.1.

(aa) “Key First Data Positions” has the meaning given in Section 5.1(a).

(bb) “Losses” means all losses, liabilities, damages and claims, and all related costs and expenses (including reasonable legal fees and disbursements and costs of investigation, litigation, settlement, judgment, interest and penalties).

(cc) “License Agreement” shall mean the License Agreement, dated as of November 19, 1999, between the Parties.

(dd) “Major Competitor” means, with respect to RCSI, the following entities: *** and the respective Affiliates and successors thereof.

(ee) “Majority Owned Affiliate” shall mean an Affiliate where control is measured at greater than fifty percent (50%).

(ff) “New Production Service(s)” has the meaning given in Section 3.7(a).

(gg) “Non-Public Personal Information” has the meaning given in Section 12.7(c).

(hh) “Original Agreement” means the Production Services Agreement, dated November 16, 1999, as amended, between the Parties and their predecessors.

(ii) “Original Effective Date” means November 16, 1999.

(jj) “Party” and “Parties” have the meanings given in the first paragraph of this Agreement.

(kk) “Pass-Through Expenses” means the reasonable and actual out-of-pocket expenses reasonably incurred by First Data for equipment, materials, supplies, or other services provided to RCSI under this Agreement (which expenses do not include First Data’s overhead costs (or allocations thereof), administrative expenses or other mark-ups) which RCSI has agreed in writing to pay directly or for which it will reimburse First Data. Pass-Through Expenses agreed upon as of the Effective Date are listed in Schedule C, Exhibit C-3 hereto.

(ll) “Procedures Manual” means the standards and procedures manual described in Section 7.4(a).

(mm) “Production Services” has the meaning given in Section 3.1.

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(nn) “Production Year” has the meaning given in Section 4.1.

(oo) “RCSI Confidential Information” has the meaning given in Section 12.5(b).

(pp) “RCSI Customer Information” has the meaning given in Section 12.7.

(qq) “RCSI Customers” means customers of RCSI or of any RCSI Affiliate who receive, or contract to receive, from RCSI or any RCSI Affiliate production and related services of the type described in this Agreement.

(rr) “RCSI Customer Contracts” means any contract or agreement entered into at any time, either before or after the Effective Date, between RCSI or an RCSI Affiliate and another entity for the provision of production and related services of the type described in this Agreement.

(ss) “RCSI Data” means all information, whether or not Confidential Information, transmitted to or entered in software or equipment by or on behalf of RCSI or any RCSI Affiliate and information derived from such information, including as stored in or processed through such equipment or software.

(tt) “RCSI Information” means all information, in any form, furnished or made available directly or indirectly to First Data by RCSI or any RCSI Affiliate or otherwise obtained by First Data from RCSI or any RCSI Affiliate (excluding any information or intellectual property licensed to or acquired by First Data in connection with the Asset Purchase Agreement or License Agreement or otherwise used by First Data with the consent or agreement of RCSI or any RCSI Affiliate).

(uu) “RCSI Initiated System Enhancements” has the meaning given in Section 3.8.

(vv) “Renewal Term” has the meaning given in Section 4.2.

(ww) “Service Recipient” has the meaning given in Section 3.3.

(xx) “Six Sigma’” means, as appropriate, (i) the management philosophy which has as its goal the improvement of processes through a defined methodology of measurement, analysis, modification and control, as that philosophy is interpreted and applied by GECC, RCSI and other RCSI Affiliates from time to time, or (ii) a measurement, which may be expressed as (A) a yield of 99.99966% or (B) 3.4 defects per 1,000,000 units or an equivalent numerical relationship (e.g., 0.34 defects per 100,000 units).

(yy) “Steering Committee” has the meaning given in Section 7.2.

(zz) “System Enhancement” means a material enhancement or modification to, any system, hardware, application or functionality of the First Data System, but does not include changes required to be made by First Data in order to comply with First Data’s obligation to provide the Production Services pursuant to this Agreement including Sections 3.1, 3.2, 13.2, and 13.4. A System Enhancement is not a New Production Service.

(aaa) “Term” has the meaning given in Section 4.1.

(bbb) “TSA” has the meaning given in Section 1.1(b).

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(ccc) “TSA Services” means the services provided by First Data under the TSA.

(ddd) “Virus” means: (i) program code, programming instruction or set of instructions intentionally constructed with the ability to damage, interfere with or otherwise adversely affect computer programs, data files or operations; or (ii) other code of the type typically designated to be a computer virus.

2.2 Other Terms.

Other terms used in this Agreement are defined in the context in which they are used and shall have the meanings there indicated. In addition, certain terms used in this Agreement are defined in the TSA (as indicated) and shall have the meanings given therein. Terms used as defined terms in both this Agreement and the TSA, but defined differently, shall, as to this Agreement, have the meanings given in this Agreement.

3.	PROVISION OF PRODUCTION SERVICES

3.1 Scope.

The Production Services consist of First Data’s obligations expressly provided for in this Agreement, including those described in Schedule A, as they may evolve and be supplemented, modified, changed pursuant to the Change Control Procedure, or replaced during the Term. First Data shall provide the following services, functions and responsibilities, as they may evolve during the Term and as they may be supplemented, enhanced, modified or replaced (the “Production Services”):

(a) the services, functions and responsibilities described in this Agreement, including its Schedules and Exhibits;

(b) except as otherwise expressly provided in this Agreement, providing the facilities, personnel and other resources as necessary to provide the Production Services; and

(c) any New Production Services and/or Changes RCSI contracts with First Data to perform pursuant to a Change Order or amendment in accordance with Section 19.2.

3.2 Implied Services.

If any services, functions or responsibilities not specifically described in this Agreement are necessarily required for the proper performance and provision of the Production Services (and are not required to be provided by First Data under the TSA), they shall be deemed to be implied by and included within the scope of the Production Services to the same extent and in the same manner as if specifically described in this Agreement.

3.3 Other Entities.

First Data shall provide the Production Services (a) to RCSI and, as may be requested by RCSI, the RCSI Customers, (b) to those entities to whom services similar to the Production Services were being provided immediately prior to the Original Effective Date, (c) as requested by RCSI, to other RCSI components and

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Affiliates and clients and customers thereof, and (d) to those other entities as may be identified by RCSI from time to time (each, a “Service Recipient”). To the extent that Production Services are characterized herein as provided to RCSI, those references will be deemed to include those Production Services provided to the Service Recipients. For purposes of this Agreement, Production Services provided to Service Recipients other than RCSI shall be deemed to be Production Services provided to RCSI.

3.4 Production Services Performed by RCSI or Third Parties.

(a) First Data is a non-exclusive provider of Production Services. Except as provided otherwise in Section 5 of Exhibit C (Minimum Volume Commitment) RCSI may perform itself, discontinue, or retain third parties to perform any of the Production Services. Without limitation of the foregoing, RCSI may sell Accounts, portfolios or lines of business which are receiving the Production Services, and if so elected by RCSI any such sold Accounts, portfolios or lines of business will no longer be subject to this Agreement. RCSI also may acquire Accounts, portfolios or lines of business and to provide, or have third parties provide, Production Services in connection with such Accounts, portfolios or lines of business separately from this Agreement and the Production Services provided hereunder. Except as provided otherwise in Section 5 of Exhibit C (Minimum Volume Commitment), RCSI makes no commitment for any minimum amount of Production Services to be purchased under this Agreement. For the avoidance of doubt, First Data’s approval is not required for any reduction of Production Services that RCSI is entitled to make pursuant to the provisions of this Agreement, and any requirement that such changes be documented through the Change Control Procedure shall not be deemed to require First Data’s approval.

(b) If a component of the Basic Production Services or any other bundled Production Service is reduced pursuant to this Section 3.4, the charges for the Basic Production Services shall be equitably adjusted in good faith to reflect *** to First Data resulting from First Data’s ceasing to provide the component of the Basic Production Services or any other bundled Production Service no longer required. The Parties acknowledge that, due to the nature of the pricing in Schedule C hereto, in many instances no changes will be required to the charges described in Schedule C and in other instances (including unbundled Production Services) charges will be eliminated if a component is reduced pursuant hereto.

3.5 Cooperation with Third Parties

(a) If RCSI performs or discontinues any of the Production Services itself or retains a third party to do so, First Data shall cooperate with RCSI and any such third party, as reasonably necessary to enable each of RCSI and such third party to perform its respective work, which cooperation shall include: (i) to the extent that First Data exercises any control over any RCSI facilities or any facility of an RCSI Affiliate being used to provide the Production Services, providing reasonable access to such facilities; (ii) providing reasonable access to the First Data System (to the extent permitted under any underlying agreements with third parties) and to the other relevant First Data-operated production facilities; and (iii) providing such information regarding the operating environment, system constraints and other parameters as a person with reasonable commercial skills and expertise would find

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reasonably necessary for RCSI or a third party to perform its work. Third parties retained by RCSI shall comply with First Data’s reasonable security and confidentiality requirements, and shall, to the extent performing work interfacing with the First Data System or First Data Equipment, comply with First Data’s reasonable work standards, methodologies and procedures.

(b) First Data shall promptly notify RCSI if an act or omission of such a third party may cause a problem or delay in providing the Production Services and shall work with RCSI to prevent or circumvent such problem or delay.

3.6 Evolution of the Production Services

RCSI operates in a business environment characterized by constant change. Accordingly, First Data will use commercially reasonable efforts throughout the Term to evolve and improve the quality, efficiency and effectiveness of the Production Services (including technology) consistent with similar services provided by leading well managed credit card industry operations performing services similar to the Production Services. Changes in the Production Services pursuant to this Section 3.6 will not be considered New Production Services unless they otherwise qualify as such in accordance with the provisions of Section 3.7, but will be subject to the Change Control Procedure, as applicable.

3.7 New Production Services

(a) “New Production Services” means functions RCSI requests First Data to perform under this Agreement that are (i) materially different from, and in addition to, the Production Services then being provided under this Agreement and (ii) not Services or New Services (as defined in the TSA) under the TSA. Subject to Section 3.7(b), RCSI will notify First Data if RCSI desires to acquire additional services which would constitute New Production Services. Within *** Business Days following the date of such notification, First Data will provide RCSI with a quote for one-time development and ongoing service fees (or revised Schedule C charges) for such functions which take into account (A) the existing volume of business between First Data and RCSI, and (B) the elimination or modification of Production Services and related tasks which would be replaced or changed by the proposed New Production Services. Such proposed charges shall *** (a) *** such New Production Services as provided in *** and (b) *** for such New Production Services ***. Upon receipt of such quote, RCSI may elect to have First Data implement and perform such services, at which point such services will be deemed Production Services and shall be subject to the provisions of this Agreement. If RCSI elects to have First Data implement and perform such New Production Services and at any time thereafter *** for such New Production Service First Data shall, ***.

(b) At the time RCSI requests the First Data Contract Administrator (or begins receiving, either as a result of an independent action of RCSI to initiate use of an available service offering or as a result of a request by RCSI to another individual at First Data) a Production Service that First Data believes is a New Production Service First Data shall notify the RCSI Relationship Executive within *** days of the request (or ***) days if the parenthetical above applies) that First Data believes that it is a New Production Service. If First Data does not notify the

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RCSI Relationship Executive that First Data considers such a New Production Service within the requisite period then ***. For any proposed or contemplated service that is within the general scope of the Production Services, if First Data and RCSI are unable to agree on whether such item is a New Production Service or what charges and other terms and conditions should be applicable thereto, ***, subject to the resolution of any such dispute in accordance with the provisions of this Agreement. Once the Parties have agreed on the charges and other terms and conditions any charges shall be ***. Until the matter is resolved ***. In accordance with processes to be mutually agreed upon, RCSI shall use commercially reasonable efforts to identify and notify First Data on or before RCSI independently begins to use an available service offering that RCSI reasonably believes First Data may consider a New Production Service (it being understood that RCSI shall not be responsible if such processes do not identify changes to RCSI’s usage in order for RCSI to provide notification).

(c) Unless otherwise agreed to by the Parties, all application development services, application maintenance services, and implementation services therefor undertaken or provided in connection with providing or implementing a New Production Service or RCSI-Initiated System Enhancement shall be governed by the terms of the TSA, including the applicable pricing terms, representations and warranties, and terms of Schedule A thereto; provided, however, that any disputes between the Parties concerning such services and any breach of the terms of this Agreement or the applicable terms of the TSA in connection with such services, including any related liability and limitations thereon, and indemnification obligations of the Parties in connection therewith, shall be governed by the terms of this Agreement.

(d) During the Term, if First Data initiates a program with one or more customer(s) to review, modify, test or enhance any New Production Services which First Data intends to offer generally to its customers, then First Data shall allow RCSI the opportunity to participate in such program (the “Pilot Program”). If RCSI desires to use the New Production Service, RCSI shall be charged for such New Production Service in accordance with Section 3.7(a). During the Term, if First Data offers generally to its customers any New Production Service without the establishment of a Pilot Program, then no later than the time that First Data first notifies its other customers of such New Production Service First Data shall notify RCSI.

(e) Except as provided above, First Data will not perform any additional functions that would constitute New Production Services without first informing RCSI and receiving RCSI’s written authorization to proceed. If First Data performs the additional functions without RCSI’s prior written authorization, such functions will be ***.

3.8 System Enhancements.

(a) First Data shall not *** of the Production Services to RCSI as a result of First Data’s unilateral implementation of any System Enhancements.

(b) First Data may charge RCSI or revise Exhibit C pricing only pursuant to a written agreement with RCSI (and not on a unilateral basis) for any System Enhancements requested by RCSI (“RCSI-Initiated System Enhancements”) ***.

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4.	TERM

4.1 Initial Term.

The term of this Agreement (the “Term”) shall begin on the Effective Date and shall extend for five (5) Production Years (the “Initial Term”) unless terminated earlier or extended in accordance with this Agreement. “Production Year 1” of the Term shall commence on the Effective Date and shall continue through the last day of the twelfth (12th) consecutive month thereafter. A “Production Year” means each of Production Year 1 and each twelve (12) month period thereafter (beginning on the first anniversary of the first day of Production Year 1).

4.2 Extension.

Upon at least (6) months’ written notice prior the expiration of the Initial Term or any Renewal Term, RCSI may extend the Term for additional renewal terms of up to two (2) years on the terms in force at the time of such extension (a “Renewal Term”). RCSI has the option for three (3) such Renewal Terms, for a maximum extension beyond the Initial Term of six (6) years.

5.	FIRST DATA PERSONNEL

5.1 Key First Data Positions.

(a) “Key First Data Positions” are listed in Schedule D hereto. First Data shall cause each of the personnel filling the Key First Data Positions (other than the First Data Contract Administrator) to devote his or her full time and effort to the provision of the Production Services (or jointly with the Services under the TSA)(unless indicated in Schedule D that the position is not full time on RCSI’s account).

(i) RCSI may from time to time change the positions designated as Key First Data Positions under this Agreement, provided that without First Data’s consent, the number of Key First Data Positions shall not exceed the number specified in Schedule D as of the Effective Date.

(ii) In accordance with Section 5.1(b) below, First Data shall designate an individual to serve as “First Data Contract Administrator”. The First Data Contract Administrator shall (A) serve as the single point of accountability for First Data for the Production Services, (B) have day-to-day authority for undertaking to ensure customer satisfaction, and (C) have a corporate title of Vice President or higher. The First Data Contract Administrator’s compensation shall include significant financial incentives based on RCSI’s satisfaction with (1) the performance of Production Services, (2) First Data’s contribution to RCSI’s achievement of its objectives, as relevant, and (3) retention of applicable First Data Personnel. Such basis for financial incentives shall be in conjunction and consistent with those objectives in equivalent RCSI/RCSI Affiliate and First Data management positions.

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(b) Before assigning an individual to a Key First Data Position, whether as an initial assignment or a subsequent assignment, First Data shall notify RCSI of the proposed assignment, shall introduce the individual to appropriate RCSI representatives (and, upon request, provide such representatives with the opportunity to meet with the individual) and shall provide RCSI with a resume and other information about the individual reasonably requested by RCSI. If RCSI in good faith objects to the proposed assignment, the Parties shall attempt to resolve RCSI’s concerns on a mutually agreeable basis, including through discussions of the pertinent issues by senior management of the Parties. If the Parties have not been able to resolve RCSI’s concerns within ten (10) days of the date RCSI communicated to First Data its objections to the proposed assignment, First Data shall not assign the individual to that position and shall propose to RCSI the assignment of another individual of suitable ability and qualifications. Personnel filling Key First Data Positions may not be transferred or re-assigned until a suitable replacement has been approved by RCSI and the replacement has been successfully transitioned into the Key First Data Position. Further, the timing for any transfer or reassignment of persons filling Key First Data Positions will be closely coordinated with the requirements of ongoing projects and other elements of the Production Services, and no transfer or reassignment will occur at a time that would adversely impact the Production Services in a non-trivial manner.

(c) The personnel approved as of the Effective Date to fill the Key First Data Positions are listed in Schedule D. Subject to promotions, dismissals, resignations and medical leave, such persons will remain in these positions for the period specified in Schedule D.

5.2 Qualifications, Retention and Replacement of First Data Personnel.

(a) First Data shall assign an adequate number of personnel to perform the Production Services. The personnel First Data assigns to perform the Production Services shall be properly educated, trained and fully qualified for the Production Services they are to perform.

(b) First Data shall, at no additional expense to RCSI, and prior to placing any First Data Personnel on the RCSI account, complete background checks for all such personnel (“Background Checks”), which Background Checks may be (or have been) performed at the initiation of the individual’s employment with First Data (or its predecessors). Background Checks shall include verification of work history, verification of the lawful right to work in the United States drug testing (for employees whose employment began after January 1, 2005), and such other background checks as First Data performs with regard to similar employees generally. Background Checks shall also identify felony convictions which bear a reasonable relationship to the position and verify the social security number of such personnel, if applicable to such personnel. The personnel will be asked for educational background data and, with respect to United States resident personnel, at least the last seven (7) years of residence. Subject to applicable Law, First Data Personnel may be tested for drugs and/or alcohol whenever First Data or RCSI has reasonable suspicion that the personnel is under the influence of drugs and/or alcohol in the workplace or has violated the substance abuse policy. Results of

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Background Checks and drug testing will remain First Data’s confidential information and will not be provided to RCSI, but any negative or questionable background check or drug test of personnel will require First Data to remove or not assign such personnel to providing the Production Services. First Data shall hire all First Data Personnel and other personnel involved in the RCSI account strictly in accordance with all Laws applicable to the hiring and employment of individuals including all equal employment opportunity Laws. First Data agrees not to use any child labor or prison inmates nor shall it contract with any prison system to perform any Production Services under this Agreement.

(c) RCSI and First Data both agree that it is in their best interests to keep the turnover rate of the First Data Personnel performing the Production Services to a reasonably low level. Accordingly, if RCSI believes that First Data’s turnover rate may be excessive and so notifies First Data, First Data shall provide data concerning its turnover rate, meet with RCSI to discuss the reasons for, and impact of, the turnover rate and otherwise use its best efforts to keep such turnover rate to a reasonably low level. If appropriate, First Data shall submit to RCSI its proposals for reducing the turnover rate, and the Parties will mutually agree on a program to bring the turnover rate down to an acceptable level. In any event, notwithstanding transfer or turnover of personnel, First Data remains obligated to perform the Production Services without degradation and in accordance with this Agreement.

(d) If RCSI determines in good faith that the continued assignment to the RCSI account of any particular First Data Personnel is not in the best interests of RCSI, then RCSI will give First Data written notice to that effect. After receipt of such notice, First Data shall have a reasonable period of time (not greater than ten (10) days) in which to investigate the matters stated in such notice, discuss its findings with RCSI and resolve any problems with such person. As requested by First Data, senior management of the Parties shall address and discuss the pertinent issues during the referenced time period. If, following this period, RCSI requests replacement of such person, First Data shall promptly replace that person with another person of suitable ability and qualifications.

6.	PERFORMANCE

6.1 Manner of Performance.

First Data shall perform the Production Services at least at the same level and with at least the same degree of accuracy, quality, completeness, timeliness, responsiveness and efficiency of the greater of (a) as provided by RCSI and the RCSI Affiliates prior to the Original Effective Date, and (b) as is consistent with the *** standards which First Data is required to meet for the other customers for whom it provides services substantially similar to the Production Services using similar equipment. Quantitative performance standards and Service Levels for certain of the Production Services are set forth in Schedule B. At all times, First Data’s level of performance of the Production Services shall be at least equal to the Service Levels and otherwise not less than commercially reasonable standards satisfied by leading well managed credit card industry operations performing services similar to the Production Services.

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6.2 Place of Performance.

First Data may perform the Production Services at, and deliver the Production Services from, any First Data-operated facility in the United States. Production Services or New Production Services provided from or to locations outside the continental United States or (with respect to Canadian Production Services) Canada may require new service definitions and/or charges to be created by mutual agreement of the Parties in their sole discretion (and corresponding amendment to this Agreement). Schedule E provides a list of the primary First Data facilities from which First Data provides the Production Services as of the Execution Date.

6.3 Time of Performance

(a) First Data will perform and complete the Production Services diligently, in a timely manner, and in accordance with any applicable time schedules provided in this Agreement (including in any Change Orders).

(b) First Data will notify RCSI within a commercially reasonable time following First Data becoming aware of any circumstances that may materially impact the timely and successful completion (or delivery) of any Production Service. Without prejudice to any remedies available to RCSI, First Data will use commercially reasonable efforts to avoid or minimize any delays in performance. In such event, First Data will inform RCSI of the steps First Data is taking or will take to do so and the projected actual completion (or delivery) time. If a time period for notice or cure is provided in Schedule A or the Procedures Manual such time period shall control.

6.4 Performance Improvement

First Data will perform in a proactive manner, actively identifying ways to improve RCSI’s customer experience, efficiency, and cost profile.

6.5 Compliance with Laws

(a) First Data is solely responsible for compliance with laws, regulations, ordinances and codes (including identifying and procuring required permits, certificates, approvals and inspections) applicable to First Data as a third party provider of production-related services. If a charge of non-compliance which may have an adverse impact on RCSI occurs, First Data promptly shall notify RCSI of such charge in writing. First Data shall maintain the First Data System so that the First Data System contains functionality enabling RCSI to comply with the Legal Requirements to the extent the Legal Requirements pertain to RCSI and any RCSI activities for which RCSI uses the Production Services.

(b) RCSI is solely responsible for monitoring and interpreting the federal, state and local laws, regulations, ordinances and codes pertaining to equal credit opportunity, truth in lending, fair credit billing, fair credit reporting, fair debt collection practices and general consumer protection (the “Legal Requirements”). RCSI is responsible for selecting the available parameter settings and programming

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features and options within the First Data System that apply to RCSI’s use of the Production Services in compliance with the Legal Requirements and for determining that such selections are consistent with the Legal Requirements. In making such determinations, RCSI may rely on the descriptions of such settings, features and options provided by First Data. First Data shall review with and explain to RCSI such settings, features and options and shall provide clarification on the operation of such features as requested by RCSI.

(c) Subject to Section 12, each Party shall cooperate in providing information and/or records to the other Party in connection with the examinations, requests or proceedings of its regulatory agencies.

(d) Whenever relevant information is available to First Data, and subject to Section 12, First Data shall share with RCSI information concerning the various compliance practices and interpretive positions taken by its customer base, as well as the understandings which First Data personnel may have with respect to such practices and positions.

(e) Compliance with First Data’s obligations set forth above, as they exist as of the Effective Date, is entirely First Data’s responsibility and no additional charges may be imposed with respect thereto. The additional cost of compliance with changes may be charged to RCSI except where:

(i) Such changes are a result of laws directly applicable to First Data because of the business it is in as opposed to because it serves RCSI in particular;

(ii) Such changes are necessary for RCSI to have the capability described in the last sentence of Section 6.5(a); or

(iii) First Data makes such additional capabilities available to its other customers without additional charge.

6.6 Compliance with RCSI’s Security Requirements.

First Data represents, warrants and covenants that it is, and at all times during the term of this Agreement will continue to be, in full compliance with the then current PCI Data Security Standards issued by the PCI Security Standards Council and in verification thereof, on an annual basis (and at such other times as RCSI may reasonably request), will furnish RCSI with ongoing certifications, questionnaires or other documentation confirming such compliance. If at any time during the Term hereof, First Data fails to be in full compliance with the then current PCI Data Security Standards RCSI shall have the right to terminate this Agreement subject to the cure period provided in Section 18.1(a). RCSI may require First Data to comply from time to time with RCSI’s own data security standards but if such standards are more stringent than (a) then current PCI Data Security Standards, (b) First Data’s standards in effect as of the Execution Date and (c) First Data’s standards at the time, then First Data may charge RCSI for the incremental cost of complying with such standards provided that before implementing such higher standard First Data notifies RCSI that it will be chargeable to RCSI and offers RCSI the opportunity to withdraw its request.

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6.7 Compliance with RCSI Statement of Principles on Human Rights

First Data agrees, with respect to any of the Production Services that are provided outside of the United States or Canada, to comply with and adhere to GE’s Statement of Principles on Human Rights (the “RCSI Requirements for Human Rights”) provided in Schedule H (Human Rights) hereto. Updates and changes to the RCSI Requirements for Human Rights may be made by RCSI from time to time, and First Data will adhere to the RCSI Requirements for Human Rights as so updated or changed. First Data covenants that, as applicable, it shall be in full compliance with the then current RCSI Requirements for Human Rights (except to the extent they are inconsistent with the terms of this Agreement), and upon request, First Data will confirm such compliance in writing. If at any time during the Term First Data is providing Production Services outside of the United States and Canada and First Data fails to be in full compliance with the then current RCSI Requirements for Human Rights, if the breach is sufficiently egregious RCSI may terminate this Agreement upon written notice to First Data (without opportunity to cure), without penalty or further obligation of any kind.

6.8 Compliance with RCSI Integrity Policies

First Data acknowledges and agrees that it, its agents and subcontractors shall, when performing the Production Services, comply with RCSI’s applicable integrity policies governing service providers as generally applicable to the Production Services and personnel of First Data, its Affiliates and subcontractors (including, employees, agents, representatives, internal or external consultants or contractors) performing the Production Services or otherwise receiving or accessing RCSI Confidential Information or systems of RCSI, its Affiliates or their respective contractors. If there is any conflict between the provisions of any such integrity policy and the provisions of this Agreement, the provisions of this Agreement will control and resolve the conflict with respect to the subject matter thereof. First Data will provide a copy of RCSI’s integrity policies to all personnel in the Key First Data Positions, have them sign the acknowledgement provided on its back cover, and retain the original signed acknowledgments on file until three (3) years after the expiration or termination of this Agreement. RCSI shall have the right to audit that such acknowledgements are on file with First Data upon notice to First Data. A copy of RCSI’s and its Affiliates’ current integrity policies as of the Execution Date is attached as Schedule I.

6.9 Canadian Requirements

To the extent the Production Services involve RCSI’s Canadian customers, the provisions of Exhibit X-6 shall apply.

7.	PROJECT AND CONTRACT MANAGEMENT

7.1 First Data - RCSI Contacts.

In terms of providing daily operational support during the Term, unless otherwise requested by RCSI, the First Data Contract Manager shall directly contact

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the RCSI Relationship Executive and his or her designees and representatives. Only RCSI or a designee of RCSI (as identified by RCSI to First Data in writing) will be authorized to make commitments on the part of RCSI with First Data that amend this Agreement or waive compliance.

7.2 Steering Committee.

(a) The Parties shall form a steering committee (“Steering Committee”) to provide high-end support and coordination in the relationship between First Data and RCSI. This support may include high-level discussions regarding policies, procedures, guiding principles of the relationship, issues associated with First Data’s execution of the Production Services, allocation of resources, support and understanding of RCSI’s strategic direction and review of RCSI priorities. The Steering Committee shall also serve in an advisory role. The Steering Committee and the actions it takes shall in no way diminish the rights and authority provided to RCSI in this Agreement. The RCSI Relationship Executive shall retain the right to review and reverse the decisions of the Steering Committee.

(b) The Steering Committee shall be comprised of at least four (4) individuals: two (2) appointed by RCSI and two (2) appointed by First Data. The Parties may, upon their mutual consent, add additional persons to the Steering Committee.

7.3 Reports and Meetings.

(a) Reports. At a minimum, First Data shall issue the same combination of performance, utilization and status reports regarding the Production Services at the same frequency as prior to the Effective Date.

(i) First Data will provide:

(A) the reports included in Schedule G at the frequency indicated therein;

(B) up to *** hours of report development to provide reports in addition to those listed in Schedule G during the Initial Term with an *** per year of each Renewal Term (such hours to be increased by *** hours for each new portfolio brought into scope, up to an aggregate addition of *** hours). Upon completion of contractual allotted hours the Parties will mutually agree upon on any changes of type and frequency of reports going forward; and

(C) one (1) full time employee (“FTE”) to perform ad hoc reporting functions in addition to the functions listed in this Section 7.3(a) above.

(ii) The type and frequency of such reports may be changed going forward as the Parties may mutually agree. Additionally, First Data shall issue the performance, financial, utilization and status reports identified in this Agreement, as well as reports reasonably requested by RCSI. Such reports shall be pursuant to the reporting structure jointly developed by the Parties and shall be issued at the frequency reasonably requested by RCSI. First Data shall provide RCSI with suggested formats for such reports, for RCSI’s review and approval. The performance, financial, utilization and status reports shall include the following:

(A) First Data shall provide to RCSI a daily performance report which describes First Data’s performance of the Production Services, including all relevant Service Level and performance measurements, on the previous day. First Data shall also provide to RCSI on Monday of each week a performance report which describes First Data’s performance of the Production Services, including all relevant Service Level and performance measurements, during the week which ended on the Sunday immediately prior to such Monday.

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(B) First Data shall provide to RCSI a monthly performance report, which shall be delivered to RCSI by the tenth (10th) Working Day after the end of each month, describing First Data’s performance of the Production Services in the preceding month (the “Monthly Performance Report”). Such report shall (i) separately address First Data’s performance in each area of the Production Services including, as requested by RCSI, by RCSI Customer, lines of business, marketing segment and portfolio; (ii) for each area of the Production Services, assess the degree to which First Data has attained or failed to attain the pertinent objectives in that area, including measurements with respect to the Service Levels; (iii) describe the status of each key project, problem resolution effort, and any other initiative; (iv) explain deviations from the Service Levels and include for each deviation a plan for corrective action; (v) set forth a record of the equipment, software, personnel changes and other changes to the Production Services environment including the First Data System during the reporting period that affect, or could affect, the Production Services and describe the planned changes during the upcoming month that may affect the Production Services; and (vi) include the documentation and other information which RCSI may request to verify compliance with this Agreement. Regarding Internal and External Defects, the Monthly Performance Report shall also contain appropriate details on all (1) Defects and Defectives identified during First Data internal sampling and (2) all External Defects and Defectives that were reported during the previous month. For each External Defect or Defective reported, First Data will fully investigate each incident and will provide the actual number of Defectives that resulted from the incident. Where First Data is not able to provide such specific data to RCSI’s reasonable satisfaction, it shall be presumed that the entire batch, run or job involved was defective, and each Transaction Card, Statement and/or Letter counts as a Defective.

(C) First Data shall provide a quarterly and an annual planned activities report, which shall be delivered to RCSI within five (5) Business Days after the end of each RCSI fiscal quarter and fiscal year, respectively, describing the activities to be undertaken by First Data in connection with the Production Services during the then-current fiscal quarter and the three (3) subsequent fiscal quarters (the “Quarterly Plan”), or the then-current fiscal year and the subsequent fiscal year, respectively (the “Annual Plan”). The Quarterly Plan and Annual Plan shall (i) separately describe each material activity to be undertaken by First Data in connection with the Production Services, including on-going and planned projects, the introduction of new systems and software and the

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maintenance releases, enhancements, upgrades, patches, new versions and other releases implemented in connection with the First Data Software which could affect the Production Services or First Data’s delivery thereof; (ii) explain for each such activity the time budgeted for its completion; and (iii) be accompanied by related documentation which may be reasonably requested in advance by RCSI.

(b) Meetings. At the RCSI Relationship Executive’s discretion, the Parties shall hold those meetings which are identified in this Agreement, including Schedule B, and those which are requested by RCSI or First Data. At the request of the RCSI Relationship Executive, First Data shall prepare and circulate an agenda sufficiently in advance of each such meeting to give participants an opportunity to prepare for the meeting and shall incorporate into such agenda items that RCSI desires to discuss. At the request of the RCSI Relationship Executive, First Data shall prepare and circulate minutes promptly after a meeting. The meetings may include the following:

(i) a quarterly management meeting of the Steering Committee to review the Monthly Performance Reports for the quarter, review First Data’s overall performance under this Agreement, review the performance of the First Data System, review progress on the resolution of issues, provide a strategic outlook for RCSI in connection with the Production Services, and discuss such other matters as appropriate.

(ii) an annual senior management meeting by senior officers of the Parties to review relevant contract and performance issues, including (a) overall Service Levels performance, (b) quality improvement, (c) RCSI Customer satisfaction and (d) disaster recovery.

(iii) as requested by RCSI, meetings between RCSI key customers and First Data.

(iv) a bi-annual review between First Data’s parent company’s Chief Executive Officer (currently Michael Capellas) RCSI’s parent company’s Chief Executive Officer (currently Mark Begor).

(v) quarterly reviews of First Data’s parent company’s financial status with First Data Resource’s Chief Financial Officer (currently Heath Sampson) and GE Consumer Finance’s Chief Financial Officer (currently Brian Wenzel), along with, if requested by RCSI, financial officers of one or more RCSI program clients.

(vi) monthly meetings between the appropriate representatives from RCSI and First Data after receipt of the Monthly Performance Report to review the Defects and Defectives and agree upon appropriate Service Level Credits for the month.

(vii) on request by the RCSI Relationship Executive, First Data shall participate in a “Strategic Account Meeting” with the RCSI Service Interface Team (and any Affiliate that elects to attend) to discuss each Party’s plans and objectives for the next six (6) months, including (i) business direction and technology, (ii) resource management, (iii) capacity planning, (iv) quality improvement and (v) RCSI Customer satisfaction. First Data shall provide agreed upon data, which shall include Dashboards and other detailed reports to facilitate these meetings; and

(viii) on request by the RCSI Relationship Executive, First Data shall participate in a “Service Review Call” with the RCSI Service Interface Team to discuss matters related to the performance of the Production Services by First Data, including (A) compliance with the Service Levels, (B) reporting, (C) scheduling and (D) new client implementations.

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7.4 Procedures Manual.

(a) A procedures manual (the “Procedures Manual”) is to be established for the Production Services. First Data shall prepare and deliver a draft of the Procedures Manual to RCSI by the Effective Date. RCSI shall return the draft Procedures Manual to First Data within ninety (90) days of receipt following which the Parties shall collaborate and mutually agree upon which RCSI suggested changes should be incorporated into the initial Procedures Manual.

(b) The Procedures Manual shall describe how First Data will perform and deliver the Production Services under this Agreement, the equipment and software being used, and the documentation (e.g., operations manuals, user guides, specifications) which provide further details of such activities. The Procedures Manual shall describe the activities First Data proposes to undertake in order to provide the Production Services, including those direction, supervision, monitoring, staffing, reporting, planning and oversight activities normally undertaken at facilities that provide services of the type First Data shall provide under this Agreement. The Procedures Manual shall also document certain roles and responsibilities of RCSI and shall include descriptions of quality assurance procedures, First Data’s problem management and escalation procedures, and the other standards and procedures of First Data pertinent to RCSI’s interaction with First Data in obtaining the Production Services. The Procedures Manual shall also contain the process map for Statement production. The Procedures Manual shall be suitable for use by RCSI to understand the Production Services.

(c) First Data shall periodically update the Procedures Manual to reflect material changes in the operations or procedures described therein. Significant updates of the Procedures Manual shall be provided to RCSI for review and comment. If there is a conflict between the Procedures Manual and this Agreement this Agreement shall control.

7.5 Change Control Procedure.

(a) First Data shall comply with the following general requirements:

(i) Prior to using any new software or new equipment to provide the Production Services, First Data shall have verified that the item has been properly installed, is operating in accordance with its specifications, interfaces with RCSI properly, and is performing its intended functions in a reliable manner.

(ii) First Data shall not take an action or make a decision which may have a material effect on RCSI or the RCSI Affiliates or which adversely affects the function or performance of, or decreases the resource efficiency of, the Production Services, including implementing Changes in technology or equipment

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and software configuration, without first ***; provided however, that Changes in the production cycle shall be governed by Section 7.5(a)(iv) below. First Data may make temporary Changes required by an emergency if after making reasonable efforts it has been unable to contact an appropriate RCSI manager to ***. First Data shall document and promptly report such emergency Changes to the RCSI Relationship Executive. First Data shall, as requested by RCSI, provide support for Changes to the RCSI and RCSI Affiliate systems and procedures, if any, necessitated by Changes in the First Data Software or First Data System.

(iii) First Data shall, as requested by RCSI, support RCSI’s testing of Changes to the First Data System and RCSI’s testing of its information and processing systems and those of the RCSI Affiliates in connection with Changes which may affect such systems.

(iv) With respect to the addition of material new RCSI Volumes requested by RCSI for (A) existing RCSI Customers resulting from the acquisition of material new business volumes from third parties by such customers (rather than volume growth related to their existing business operations) or (B) persons who become RCSI Customers after the Effective Date into then-existing production cycles (the “Cycle Schedules”; and such Cycle Schedules as modified, adjusted or reloaded to accommodate such new RCSI Volumes shall be referred to as “New Cycle Schedules”), RCSI and First Data shall use commercially reasonable efforts to mutually agree on such New Cycle Schedules, including adding shifts, extending shift hours, the movement of the new RCSI Volumes to other First Data-operated production facilities so long as neither RCSI nor any RCSI Affiliate is prevented, either contractually (under agreements with RCSI Customers or otherwise) or under legal requirements, rules or regulations from approving the performance of the Production Services at, or having the Production Services performed at, other First Data-operated facilities.

(b) The Parties shall adhere to the following requirements regarding the Change Control Procedure:

(i) “Change” means any addition to, modification or removal of any aspect of the Production Services which is reasonably expected by First Data to have a more than insubstantial impact to RCSI or requires changes in one or more interfaces.

(ii) “Change Control Procedure” means the written procedure prepared by First Data under the Original Agreement and approved by RCSI (and updated from time to time) for considering, analyzing, approving and carrying out Changes designed to ensure that only desirable Changes are made and that Changes made by or on behalf of First Data are carried out in a controlled manner with minimal disruption to the Production Services and Service Recipients’ business operations.

(c) Exhibit A-4 to this Agreement describes the types of Changes that typically occur between the Parties as well as the types of documentation that typically accompany each Change type.

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7.6 Use of Subcontractors.

“Subcontracting” means the delegation by First Data of any function(s) constituting a part of the Production Services, and “Subcontractor” means any third party (other than any First Data Majority Owned Affiliates who remain Majority Owned Affiliates) to whom First Data has subcontracted any function(s) constituting a part of the Production Services (including any Affiliate of a Subcontractor or other entity to whom a Subcontractor further subcontracts or otherwise sub-delegates any of its subcontracted duties or obligations). First Data may subcontract the performance of Production Services only in accordance with the following:

(a) First Data may, in the ordinary course of business, utilize third party services or products that are not dedicated to performance of Production Services for RCSI and that are not material to any particular function constituting a part of the Production Services. First Data may also engage individual independent contractors (either directly or through “staffing” companies) to supplement its employee workforce. Such arrangements shall not be deemed Subcontracting for the purposes of this Section. First Data will nevertheless be responsible for such parties.

(b) First Data may not use Subcontractors (including Affiliates of First Data) to perform any material portion of the Production Services without ***. First Data will be responsible to RCSI for all subcontractor services as if they were performed directly by First Data. RCSI may require First Data to replace any previously approved Subcontractor whose performance, in the reasonable judgment of RCSI, has been unacceptable.

(c) First Data shall have formal written contracts with all Subcontractors (including First Data’s Affiliates) and shall ensure that all confidentiality, regulatory, and similar obligations of First Data are contractually undertaken by each Subcontractor. First Data shall include in its subcontracts as flow-down provisions, provisions substantially similar to Section 5 (First Data Personnel), Section 8 (Audit), Section 12 (Safeguarding of Data; Confidentiality), Section 13.1 (Work Standards), Section 19.7 (Relationship of the Parties) of this Agreement, and any other provisions as necessary for First Data to fulfill its obligations under this Agreement. Even if there is no breach of the underlying obligation, a failure to obtain such obligation shall be a material breach of this Agreement, subject to the cure periods provided herein.

(d) All subcontracts shall be between First Data and the Subcontractor and will provide that the Subcontractor will look solely to First Data and not to RCSI, will waive all rights to make any claim against RCSI. As between RCSI and First Data, First Data shall remain responsible for obligations, services and functions performed by Subcontractors to the same extent as if such obligations, services and functions were performed by First Data employees, and for purposes of this Agreement such work shall be deemed work performed by First Data. First Data shall be RCSI’s sole point of contact regarding the Production Services, including with respect to payment. First Data shall not disclose RCSI Confidential Information to a Subcontractor unless and until such Subcontractor has agreed in writing to protect the confidentiality of such Confidential Information in a manner substantially equivalent to that required of First Data under this Agreement.

(e) First Data’s Subcontractors that have been *** as of the Effective Date are listed in Schedule F of this Agreement.

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7.7 Quality Assurance and Improvement Programs.

(a) First Data, as part of its total quality management process, shall provide continuous quality assurance and quality improvement through: (i) the identification and application of proven techniques and tools from other installations within its operations (i.e., “Best Practices”) that would benefit RCSI or the RCSI Affiliates either operationally or financially; and (ii) the implementation of concrete programs, practices and measures. Such procedures shall include checkpoint reviews, testing, acceptance and other procedures for RCSI and the RCSI Affiliates to assure the quality of First Data’s performance, and shall be included in the Procedures Manual.

(b) First Data will implement the following Six Sigma requirements:

(i) As of the Effective Date, as required by RCSI First Data shall have delivered Level 1, 2, 3, 4 and 5 process flows for all of its processes which affect the Basic Production Services for Statements and Letters, and Level 1, 2 and 3 process flows for all of its processes which affect the Basic Production Services for Embossing.

(ii) As of the Effective Date, First Data shall have implemented SIPOC, FEMA and PCS for each of the foregoing processes.

(iii) First Data shall show continuous improvement in all of its operations relating to or affecting the Production Services and will provide RCSI information sufficient to demonstrate such improvement.

(iv) The Production Services shall contribute toward the financial requirement set forth in Section 9.7(b)(v) of the TSA, which requirement shall be considered to be cumulative between this Agreement and the TSA. If the TSA is terminated or its term expires and this Agreement is still in effect, the amount due under Section 9.7(b)(v) of the TSA shall be deemed to be a separate and continuing obligation of First Data under this Agreement.

(v) As of the Effective Date, all First Data Personnel providing management services on First Data’s RCSI account shall have successfully completed RCSI’s Six Sigma Green Belt instruction at First Data’s expense and a number of First Data management personnel (as mutually agreed to by the Parties) shall complete RCSI’s Six Sigma Black Belt instruction.

(vi) A First Data employee has been identified and has been certified as a Master Black Belt.

7.8 Productivity and Management Tools.

First Data shall utilize project management tools, including productivity aids and project management systems, as reasonably necessary to perform the Production Services. First Data shall use project management tools in all major projects and employ a regular reporting mechanism to identify project tasks, present current status reports, and identify potential bottlenecks and problems.

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7.9 Restrictive Covenant.

(a) First Data agrees that during the Term, it will not ***

(b) Nothing in this Section 7.9 shall be construed to prohibit First Data or any First Data Affiliate, and they shall not be restricted from, ***

(c) In connection with Sections 7.9(a) and 7.9(b), First Data agrees that it shall ***

8.	AUDITS

8.1 Audit Rights.

(a) First Data shall maintain a complete audit trail of financial and non-financial transactions resulting from this Agreement. First Data shall provide to RCSI, its Affiliates, auditors (including internal audit staff and external auditors), inspectors, regulators and other representatives (which representatives may include RCSI Customers) as RCSI may from time to time designate in writing, access at reasonable times to any facility or part of a facility from which either First Data or any of its Subcontractors is providing the Production Services and to data and records relating to the Production Services for the purpose of performing audits and inspections of either First Data or any of its Subcontractors to:

(i) verify the accuracy of charges and invoices, and the inventory of RCSI supplies and other RCSI assets, if any;

(ii) verify the integrity of RCSI Data and examine the systems that receive, process store, support and transmit that data and First Data’s compliance with the data privacy, data protection, and confidentiality provisions of this Agreement; and

(iii) examine First Data’s performance of the Production Services including, to the extent applicable to the Production Services performed by First Data and to the charges therefor, performing audits: (A) of practices and procedures, (B) of systems, (C) of general controls and security practices and procedures, (D) of disaster recovery and back-up procedures, (E) of the efficiency of First Data in performing the Production Services (but only to the extent affecting charges for, or timing of, Production Services hereunder), (F) as necessary to enable RCSI to meet applicable regulatory requirements, and (G) to verify First Data’s compliance with any other provisions of this Agreement.

(b) First Data shall provide to such auditors, inspectors, regulators, and representatives such assistance as they require, including, subject to First Data’s reasonable requirements designed to maintain the security of First Data Data, installing and operating audit software. First Data shall cooperate fully with RCSI or its designees in connection with audit functions and with regard to examinations by regulatory authorities. RCSI’s auditors and other representatives shall comply with First Data’s reasonable security requirements. With respect to RCSI-initiated general audits that are conducted on-site at First Data, RCSI shall give First Data reasonable prior notice of RCSI’s intent to audit and the notice shall include a description of the scope of the audit. If there are more than two (2) such RCSI-initiated general audits during any calendar year First Data may charge RCSI for its incremental cost thereof, and the period during which such audits will each be conducted on-site at First Data will not exceed ten (10) days. In the case of an RCSI audit respecting particular identified problems, RCSI will provide such notice, if any, as is appropriate under the circumstances.

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8.2 Audit Follow-up.

(a) Within fifteen (15) days following RCSI’s receipt of a report on the results of an audit or examination, to the extent possible, RCSI or its auditor shall provide First Data with a report of the audit or examination report’s findings that pertain to First Data. Following an audit or examination, RCSI may conduct (in the case of an internal audit), or request its external auditors or examiners or regulatory agencies to conduct, an exit conference with First Data to obtain factual concurrence with issues identified in the review. First Data promptly shall notify RCSI if any review or audit conducted by First Data, its Affiliates, or their contractors, agents or representatives (including internal and external auditors or a regulatory agency), reveals that a material failure to perform in accordance with this Agreement has occurred or may occur and shall provide RCSI with a copy of the applicable portions of the audit and shall advise RCSI of the status of remedial efforts being undertaken with respect to such failure or potential failure to perform.

(b) First Data and RCSI shall meet to review each audit report promptly after the issuance thereof and to mutually agree upon the appropriate manner, if any, in which to respond to the changes suggested by the audit report. RCSI and First Data shall develop operating procedures for the sharing of audit and regulatory findings and reports related to First Data’s operating practices and procedures produced by auditors or regulators of either Party; provided, however, that the sharing of audit information (i) must relate to an audit relevant and specific to the Production Services provided to RCSI, and (ii) will be subject to First Data’s confidentiality obligation to its other customers; and further provided, however, that First Data shall extend every reasonable effort to gain release of its confidentiality obligation to support these audit efforts.

(c) If an audit report indicates that a problem exists, then within ten (10) days following RCSI’s receipt of the report, the Parties will meet to review that problem and to agree mutually upon the appropriate manner, if any, in which to address the problem; provided, however, that the foregoing notwithstanding, if any audit or examination identifies a failure by First Data or any First Data Subcontractor to comply with any relevant law, rule, ordinance, code or other obligation in performing the Production Services or to comply with this Agreement, which noncompliance creates the risk that RCSI or any RCSI Affiliate is violating or will be deemed to violate any requirement of law or any contractual obligation, First Data shall, (i) immediately upon the earlier of discovering or being notified of such failure cease and cure such failure, (ii) not more than ten (10) days following the earlier of discovering or being notified of such failure develop a plan for ensuring that such failure does not reoccur, which plan is acceptable to RCSI, and (iii) implement such plan not more than thirty (30) days after the earlier of discovering or being notified of such failure.

(d) If an audit shows that First Data has overcharged RCSI, First Data will be obligated, at RCSI’s option, to credit to RCSI’s account an amount equal to the amount of the overcharge plus interest at the Default Rate calculated from the date the overcharge was paid by RCSI to First Data, or to pay the amount to RCSI

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directly. If an audit shows that First Data overcharged RCSI on any invoice by more than *** Dollars *** of the correct amount of the invoice, then First Data will also pay RCSI for the cost of the audit.

8.3 Annual Audit.

First Data will conduct its own audits pertaining to the Production Services consistent with the audit practices of well-managed companies that perform services similar to the Production Services. Each year of the Term, upon RCSI’s written request First Data will provide no more often than annually: (i) a Statement of Auditing Standards No. 70, Type II review (“SAS 70”)(or the relevant successor statement adopted by the American Institute of Certified Public Accountants) of the facilities from where the Production Services are performed, (ii) written evidence of the Payment Card Industry (PCI) Data Security Standard (DSS) certification, and (iii) the BITS FISAP SIG as a means of demonstrating compliance with the financial institution-service provider industry standard questionnaire. Additionally, or as part of the SAS 70 Type II audit, if necessary for RCSI’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002 First Data shall provide the necessary certification to verify that the Production Services are performed in compliance with the provisions of the Sarbanes-Oxley Act of 2002. First Data will provide RCSI with a summary of the results of all First Data audits relating to the Production Services. If a First Data audit indicates an adverse impact to RCSI Data, or to RCSI or other Service Recipients, or any violation of this Agreement, First Data will immediately notify RCSI, providing pertinent details so that RCSI can take steps to avoid or minimize the adverse impacts. First Data will also correct the errors or problems as soon as reasonably possible.

8.4 Record Keeping and Record Retention.

(a) First Data will maintain complete and accurate records of, and supporting documentation for, the amounts billable to and payments made by RCSI under this Agreement. First Data agrees to provide RCSI with documentation and other information with respect to each invoice as may be reasonably requested by RCSI to verify accuracy and compliance with the provisions of this Agreement.

(b) In support of RCSI’s Audit rights, First Data will keep and maintain records pertaining to First Data’s compliance with the Service Levels, including root cause analyses, and such other operational records pertaining to performance of the Production Services, in each instance as First Data keeps in the ordinary course of its business.

(c) Until (i) no longer required to meet RCSI’s records retention policy (as that policy may be adjusted from time to time); or (ii) all pending matters relating to this Agreement (including disputes) are closed; but (iii) no later than the date three (3) years after the date of expiration or termination of this Agreement unless otherwise required by law, First Data will maintain and provide access upon request to the records, documents and other information required to meet RCSI’s requirements and audit rights under this Agreement.

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8.5 Scope of Audits.

Notwithstanding anything to the contrary herein, the various audit rights described in this Agreement shall be limited to items and events occurring up to three (3) years prior to the date of the subject audit, provided, however, that audits requested by or in response to legal proceedings or requests, or to inquiries or directives by governmental or regulatory agencies shall not be subject to such three (3) year limitation period.

8.6 Confidentiality of Audits

All Audit results and disclosed records will be treated as First Data Confidential Information (except to the extent they contain RCSI Confidential Information or fall within an exception in Section 12.5(e)) and shall not be used for any purpose except to verify First Data’s compliance with its obligations under this Agreement and except that such results and records may be disclosed to regulators in accordance with Section 12.5(e).

8.7 Financial Reports

At RCSI’s request, First Data will provide to RCSI copies of all publicly-available audited and unaudited financial statements of First Data and its Affiliates.

9.	RCSI RESPONSIBILITIES

9.1 Responsibilities.

In addition to RCSI’s responsibilities as expressly set forth elsewhere in this Agreement, RCSI shall be responsible for the following:

(a) RCSI shall designate one individual from time to time, to whom all First Data communications concerning this Agreement may be addressed (the “RCSI Relationship Executive”). As of the Effective Date the RCSI Relationship Executive is Julie Stansbury.

(b) RCSI shall cooperate with First Data by, among other things, making available, as reasonably requested by First Data, management decisions, information, approvals and acceptances so that First Data may accomplish its obligations and responsibilities hereunder. The RCSI Relationship Executive or his or her designee will be the principal point of contact for obtaining such decisions, information, approvals and acceptances.

9.2 Savings Clause.

*** First Data’s nonperformance of its obligations under this Agreement shall be excused if and to the extent (a) such First Data nonperformance results from RCSI’s failure to perform its responsibilities set forth in this Agreement or if RCSI fails to perform its obligations (as such obligations are set forth in the Procedures Manual) to transfer or provide to the First Data System data at such frequency as reasonably required to perform First Data’s obligations under this Agreement, and (b) First Data provides RCSI with reasonable notice of such non-performance and uses commercially reasonable efforts to perform notwithstanding RCSI’s failure to perform (with RCSI reimbursing First Data for its additional out-of-pocket expenses for such efforts).

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10.	CHARGES

10.1 General.

All charges for the Production Services are set forth in this Section 10 and in Schedule C hereto. RCSI shall not be required to pay First Data any amounts for the Production Services in addition to those payable to First Data under this Section 10 or Schedule C hereto. For the avoidance of any doubt or confusion, the charges set forth in the TSA for the Services (as defined in the TSA), including any charges relating to print and mail or embossing services or functions, do not apply to the Production Services hereunder.

10.2 Pass-Through Expenses.

(a) Pass-Through Expenses are charges to be paid directly by RCSI or by RCSI through First Data. All Pass-Through Expenses are listed in Exhibit C-3 hereto. If the Parties agree that a particular Pass-Through Expense is to be paid by RCSI directly, First Data shall promptly provide RCSI with the original third-party invoice for such expense together with a statement that First Data has reviewed the invoiced charges and made a determination of which charges are proper and valid and should be paid by RCSI. Otherwise, First Data shall act as payment agent for RCSI and shall pay third-party charges comprising the Pass-Through Expense. Prior to making any such payment, however, First Data shall review the invoiced charges to determine whether such charges are proper and valid and should be paid. Upon request and subject to First Data’s confidentiality requirements with its suppliers, First Data shall provide RCSI with a reasonable opportunity to review the invoice to confirm First Data’s determination. Following such review by First Data and RCSI, First Data shall pay the amounts due and shall invoice RCSI for such charges.

(b) First Data shall use commercially reasonable efforts to ***. With respect to services or materials paid for on a Pass-Through Expenses basis, RCSI reserves the right to: (i) obtain such services or materials ***; (ii) *** for such services or materials; (iii) *** First Data shall obtain, provided that if First Data demonstrates to RCSI that such designation will have an adverse impact on First Data’s ability to meet the Service Levels, such designation shall be ***; (iv) require First Data *** share the results thereof with RCSI; and (v) review and approve the Pass-Through Expense for such services or materials ***.

10.3 Incidental Expenses.

First Data acknowledges that, except as may be otherwise provided in this Agreement, expenses that First Data expects to incur in performing the Production Services (including travel and lodging, document reproduction and administrative correspondence shipping, and long-distance telephone) are included in First Data’s charges and rates set forth in this Agreement. Accordingly, such First Data expenses are not separately reimbursable by RCSI unless, on a case-by-case basis for unusual expenses, RCSI has agreed in advance and in writing to reimburse First Data for the expense. RCSI acknowledges that it will be responsible for its own incidental expenses (including travel and lodging, document reproduction and administrative correspondence shipping, and long-distance telephone).

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10.4 Taxes.

The Parties’ respective responsibilities for taxes arising under or in connection with this Agreement shall be as follows:

(a) Each Party shall be responsible for any personal property taxes on property it owns or leases, for franchise and privilege taxes on its business, and for taxes based on its net income or gross receipts.

(b) First Data shall be responsible for any sales, use, excise, gross receipts, value-added, services, consumption, and other taxes and duties payable by First Data on any goods or services used or consumed by First Data in providing the Production Services where the tax is imposed on First Data’s acquisition or use of such goods or services and the amount of tax is measured by First Data’s costs in acquiring such goods or services.

(c) RCSI shall be responsible for any sales, use, excise, gross receipts, value-added, services, consumption, or other tax existing as of the Effective Date that is assessed on the provision of the Production Services as a whole, or on any particular Production Services received by RCSI from First Data. RCSI will be responsible for any sales, use, excise, gross receipts, value-added, services, consumption, or other tax becoming applicable during the Term (or that is increased during the Term) that is assessed on the provision of the Production Services as a whole, or on any particular service received by RCSI from First Data.

(d) Notwithstanding anything to the contrary, the charges to RCSI shall not include any component related to applicable sales taxes regarding (i) plastic materials for Transaction Cards used by First Data in providing the Production Services or (ii) the Production Services (including sorting services and envelope inserting services) provided by First Data so long as applicable resale certificates are provided to First Data by RCSI. However, First Data may include in the charges to RCSI a component to reimburse First Data for any applicable sales tax paid by First Data with respect to Statements and other printed materials used by First Data in providing the Production Services (other than plastic materials for Transaction Cards).

(e) If a sales, use, excise, gross receipts, value-added, services, consumption, or other tax is assessed on the provision of any of the Production Services, the Parties shall work together to segregate the payments under this Agreement into three (3) payment streams:

(i) those for taxable Production Services;

(ii) those in which First Data functions merely as a payment agent for RCSI in receiving goods, supplies, or services (including leasing and licensing arrangements); and

(iii) those for other nontaxable Production Services.

(f) The Parties agree to cooperate with each other to enable each to more accurately determine its own tax liability and to minimize such liability to the extent legally permissible. First Data’s invoices shall separately state the amounts of any taxes First Data is collecting from RCSI. The various charges for the Production

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Services provided by First Data are set forth in Schedule C. Each Party shall provide and make available to the other any resale or direct pay certificates, information regarding out-of-state or out-of-country sales or use of equipment, materials or Production Services, other exemption certificates, power of attorney or other necessary authorizations or information reasonably requested by the other Party.

(g) First Data shall promptly notify RCSI of, and coordinate with RCSI the response to, any claim for taxes asserted by applicable taxing authorities for which RCSI is responsible hereunder. RCSI shall, at its option and expense (including, if required by a taxing authority, pay such tax, interest or penalty prior to final resolution of the issue) have the right to request (which request shall not be denied, delayed, subject to any conditions, or withheld by First Data) to seek administrative relief, a ruling, judicial review (original or appellate level) or other appropriate review (hereinafter referred to as “Proceeding(s)”) (in a manner deemed appropriate by RCSI), as to the applicability of any tax, interest or penalty, or to protest any assessment and participate with First Data in any legal challenge to such assessment, but RCSI shall be liable hereunder for any such amount ultimately determined to be due. Notwithstanding the above, such indemnity is conditioned upon First Data providing RCSI timely notification within ten (10) Business Days of receiving any proposed assessment of any such additional taxes, interest or penalty due, and First Data shall provide RCSI with the necessary authority or powers to provide RCSI with the opportunity to participate in such Proceeding(s) or other appropriate review as to the applicability of any such taxes prior to any assessment of additional taxes; provided, however, that First Data’s failure to provide timely notice shall not affect the indemnity hereunder to the extent such failure does not actually prejudice RCSI. First Data shall, when requested by RCSI and at RCSI’s expense, cooperate with and/or allow RCSI to participate with First Data in any such Proceeding, protest or legal challenge related to matters for which RCSI is responsible. In any proceeding which involves issues affecting only RCSI or RCSI and other First Data customers, First Data shall make reasonable efforts to sever the issues relating to RCSI from all other issues raised in the Proceeding, so that RCSI may control the portion of the Proceeding relating to RCSI, and First Data may control the portion of the Proceeding relating to those issues that do not relate to RCSI; provided, however, that if First Data is unable to sever the issues in a Proceeding, First Data shall control the Proceeding, but shall give RCSI the right to participate in any Proceeding(s). Notwithstanding the above, RCSI’s participation in any Proceeding shall not prohibit or inhibit First Data from concluding or resolving matters related to First Data or First Data’s other clients, provided, however, that First Data shall not pay any claimed liability or settle any Proceeding unless RCSI has consented in writing to such payment or settlement (which consent shall not be unreasonably withheld).

(h) RCSI shall be entitled to any tax refunds or rebates granted to the extent such refunds or rebates are of taxes that were paid by RCSI.

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11.	INVOICING AND PAYMENT

11.1 Invoicing.

(a) First Data shall invoice RCSI on a monthly basis in arrears for all amounts due under this Agreement at its address in Utah, with a copy to Manager of Finance of RCSI, 485 Lake Mirror Road, Bldg 700, College Park, Georgia 30349. First Data will provide RCSI with on line access to all necessary information in order for RCSI to validate the charges, and a monthly paper invoice will follow. The invoice shall show details as to charges as reasonably specified by RCSI. First Data shall include the calculations utilized to establish the charges in sufficient detail to enable RCSI to confirm the accuracy of the charges included in the invoice.

(b) To the extent a credit may be due RCSI pursuant to this Agreement, First Data shall provide RCSI with an appropriate credit against amounts then due and owing; if no further payments are due to First Data, First Data shall pay such amounts to RCSI within thirty (30) days.

(c) First Data shall render a single consolidated invoice for each month’s charges, showing such details as reasonably specified by RCSI, including as necessary to satisfy RCSI’s internal accounting and chargeback requirements (such as service components, projects, locations, and departments). Such invoice shall separately state the amounts of any taxes First Data is collecting from RCSI. The invoice shall state for each item or service charged the clause in Schedule C authorizing First Data to charge for such item or service.

(d) If First Data discovers that an invoice failed to include any amounts which were properly billable to RCSI, First Data will identify those amounts in detail and will explain the reason for the omission at the time of the appropriate invoice. First Data waives, and RCSI shall not be responsible for, any amount that is invoiced later than one hundred and eighty (180) days after RCSI’s receipt of the related invoice.

(e) If First Data incorrectly charges RCSI for Monthly Charges or Pass-Through Expenses two times in a twelve (12) month period in an amount in excess of *** of the aggregate amount of Monthly Charges and Pass-Through Expenses for such months, First Data shall, within thirty (30) days of RCSI’s notice to First Data of such fact, *** in the months for which the invoices containing the incorrect charges are made.

11.2 Payment Due.

Subject to the other provisions of this Section 11, invoices provided for under Section 11.1 and properly submitted to RCSI pursuant to this Agreement shall be due and payable by RCSI within *** days after receipt thereof. Any amount due under this Agreement for which a time for payment is not otherwise specified shall be due and payable within *** days after receipt of a proper invoice for such amount. RCSI shall pay amounts due from it to First Data electronically.

11.3 Accountability.

First Data shall maintain complete and accurate records of, and supporting documentation for, the amounts billable to and payments made by RCSI hereunder,

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in accordance with generally accepted accounting principles applied on a consistent basis. First Data agrees to provide RCSI with documentation and other information with respect to each invoice as may be reasonably requested by RCSI to verify accuracy and compliance with the provisions of this Agreement. RCSI and its authorized agents and representatives shall have access to such records for purposes of audit during normal business hours during the Term and during the period for which First Data is required to maintain such records.

11.4 Proration.

Periodic charges under this Agreement are to be computed on a calendar month basis, and shall be prorated for any partial month.

11.5 Refundable Items.

(a) Prepaid Amounts. Where RCSI has prepaid for a service or function for which First Data is assuming financial responsibility under this Agreement, First Data shall refund to RCSI, upon either Party identifying the prepayment, that portion of such prepaid expense which is attributable to periods on and after the Effective Date.

(b) Refunds and Credits. If First Data should receive a refund, credit or other rebate for goods or services previously paid for by RCSI, First Data shall promptly notify RCSI of such refund, credit or rebate and shall promptly pay the full amount of such refund, credit or rebate, as the case may be to RCSI. Unless previously paid to RCSI, First Data will reflect any refund, credit or rebate as a reduction of the amounts payable to First Data in the next invoice delivered to RCSI under this Agreement. If no further payments are due to First Data under this Agreement, First Data shall pay such amounts to RCSI within thirty (30) days of RCSI’s request therefor.

11.6 Deduction.

With respect to an amount to be paid by RCSI hereunder, RCSI may deduct from that amount any amount that First Data is obligated to pay or credit to RCSI.

11.7 Disputed Charges.

Subject to Section 11.6, RCSI shall pay undisputed charges when such payments are due under this Section 11 and Schedule C. RCSI may withhold payment of particular charges that RCSI disputes in good faith. RCSI agrees to notify First Data within one hundred eighty (180) days of and to use best efforts to resolve in a timely manner, any material disputed charges.

12.	SAFEGUARDING OF DATA; CONFIDENTIALITY

12.1 RCSI Information.

(a) RCSI Information shall be and remain the property of RCSI. First Data shall not assert any lien or other right against or to RCSI Information. No RCSI Information, or any part thereof, shall be sold, assigned, leased, or otherwise disposed of to third parties by First Data or commercially exploited by or on behalf of First Data, its employees or agents.

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(b) Upon any of (i) RCSI’s request, (ii) the expiration of this Agreement, or (iii) the termination of this Agreement for any reason (including termination for cause) or, with respect to any particular data, on such earlier date that the same shall be no longer required by First Data in order to render the Production Services hereunder, such RCSI Information (including copies thereof in the possession or under the control of First Data, except as necessary to comply with regulatory requirements applicable to First Data) shall be promptly returned to RCSI by First Data in a form reasonably requested by RCSI or, if RCSI so elects, shall be destroyed.

(c) RCSI Information shall not be utilized by First Data for any purpose other than that of rendering the Production Services under this Agreement.

12.2 Safeguarding RCSI Data.

(a) First Data shall establish and maintain safeguards against the destruction, loss, or alteration of RCSI Data in its possession which are no less rigorous than the most stringent safeguards maintained by First Data for its other customers of services similar to the Production Services. RCSI shall have the right to establish backup security for data and to keep backup data and data files in its possession if it chooses.

(b) Without limiting the generality of Section 12.2(a) above:

(i) First Data Personnel shall not attempt to access, or allow access to, any RCSI Data or RCSI Information which is not required for performance of the Production Services by First Data Personnel. If such access is attained, First Data shall use best efforts to promptly report such incident to RCSI, describe in detail any accessed materials, and return to RCSI any copied or removed materials.

(ii) First Data shall institute industry *** systems security, backup and disaster recovery measures to guard against the unauthorized access, alteration, destruction or loss of RCSI Data. Such measures shall include the installation of software which: (A) requires all users to enter a user identification number and password prior to gaining access to the information systems; (B) controls and tracks the addition and deletion of users; (C) controls user access to areas and features of the systems; and (D) requires passwords to be changed periodically and under specified circumstances.

(c) First Data will be responsible for the security of all RCSI customized inventory, including plastics, in its possession or under its control.

12.3 First Data Information.

(a) First Data Information shall be and remain the property of First Data. RCSI shall not assert any lien or other right against or to First Data Information. No First Data Information, or any part thereof, shall be sold, assigned, leased, or otherwise disposed of to third parties by RCSI or commercially exploited by or on behalf of RCSI, its employees or agents.

(b) Upon any of (i) the expiration of this Agreement (ii) the termination of this Agreement for any reason (including termination for cause), or (iii) with respect

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to any particular data, on such earlier date that the same shall be no longer required by RCSI in order to receive and use the Production Services hereunder, but subject in all cases to the provisions of Section 18.6, such First Data Information (including copies thereof in the possession or under the control of RCSI, except as necessary to comply with regulatory requirements applicable to RCSI) shall be promptly returned to First Data by RCSI in a form reasonably requested by First Data or, if First Data so elects, shall be destroyed.

(c) First Data Information shall not be utilized by RCSI for any purpose other than that of receiving and using the Production Services under this Agreement.

12.4 Safeguarding First Data Data.

(a) RCSI shall establish and maintain safeguards against the destruction, loss, or alteration of First Data Data in its possession which are no less rigorous than those maintained by RCSI for its own information of a similar nature. First Data shall have the right to establish backup security for data and to keep backup data and data files in its possession if it chooses.

(b) Without limiting the generality of Section 12.4(a) above, RCSI employees shall not attempt to access, or allow access to, any First Data Data or First Data Information which is not required for receiving or using the Production Services. If such access is attained, RCSI shall use best efforts to promptly report such incident to First Data, describe in detail any accessed materials, and return to First Data any copied or removed materials.

12.5 Confidentiality.

(a) Confidential Information. First Data and RCSI each acknowledge that they may be furnished with, receive, or otherwise have access to information of or concerning the other Party which such Party considers to be confidential, proprietary, a trade secret or otherwise restricted. “Confidential Information” of a Party means any non-public, commercially proprietary or sensitive information (or materials) belonging to, concerning or in the possession or control of the Party or its Affiliates (the “Furnishing Party”) that is furnished, disclosed or otherwise made available to the other Party (the “Receiving Party”) (or entities or persons acting on the other Party’s behalf) in connection with this Agreement and which is either marked or identified in writing as confidential, proprietary, secret or with another designation sufficient to give notice of its sensitive nature, or is of a type that a reasonable person would recognize it to be commercially sensitive. Without limiting the foregoing, the terms and conditions of this Agreement shall be deemed Confidential Information.

(b) RCSI Confidential Information. Without limiting Section 12.5(a), in the case of RCSI, Confidential Information shall include, whether or not designated “Confidential Information”, (i) all specifications, designs, documents, correspondence, software, documentation, data and other materials and work products produced by RCSI or its agents or representatives, (ii) all information concerning the operations, affairs and businesses of RCSI (including ideas, marketing plans, business strategies, data and other information that are trade secrets or are competitively sensitive), the financial affairs of RCSI, and the relations

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of RCSI with its customers, employees and service providers (including customer lists, customer information, account information, transaction information, and consumer markets); (iii) software provided to First Data by or through RCSI; (iv) information about, regarding or provided by a RCSI customer; and (v) other information or data concerning RCSI and its businesses or customers stored on magnetic media or otherwise or communicated orally, and obtained, received, transmitted, processed, stored, archived or maintained by First Data under this Agreement (collectively, the “RCSI Confidential Information”).

(c) First Data Confidential Information. Without limiting Section 12.5(a), in the case of First Data, Confidential Information shall include, whether or not designated “Confidential Information”, (i) all User Manuals, specifications, designs, documents, correspondence, software, software documentation, the First Data System, First Data Equipment, and data and other materials and work products owned or produced by First Data in the course of performing the Production Services located therein or thereon (other than software, documentation and other materials which the Parties agree or have agreed is owned by RCSI or an RCSI Affiliate); (ii) all information concerning the operations, affairs and businesses of First Data (including ideas, marketing plans, business strategies, data and other information that are trade secrets or are competitively sensitive), the financial affairs of First Data, and the relations of First Data with its other customers, employees and service providers (including customer lists, customer information, account information and consumer markets); (iii) software provided to RCSI by or through First Data, and (iv) other information or data concerning First Data and its businesses or other customers stored on magnetic media or otherwise or communicated orally, and obtained, received, transmitted, processed, stored, archived, or maintained by First Data under this Agreement (collectively, the “First Data Confidential Information”).

(d) Obligations.

(i) Each Party’s Confidential Information shall remain the property of that Party except as expressly provided otherwise by the other provisions of this Agreement. RCSI and First Data shall each use at least the same degree of care to prevent disclosing to third parties the Confidential Information of the other as it employs to avoid unauthorized disclosure, publication or dissemination of its own information of a similar nature (but at least a reasonable degree of care); provided that the Parties may disclose such information to an employee, officer, director, agents, representative, external or internal auditors and independent contractors of the Party or of an Affiliate of the Party requiring access to the same in the course of his or her employment or his, her or its engagement. Furthermore, the Parties may disclose such information to entities performing services required hereunder where (A) use of such entity is authorized under this Agreement, (B) such disclosure is necessary or otherwise naturally occurs in that entity’s scope of responsibility, and (C) the entity agrees in writing to assume the obligations described in this Section 12.5. Any disclosure to the entities and individuals referenced in this Section 12.5(d) shall be under the terms and conditions as provided herein.

(ii) As requested by a Party during the Term but, in the case of First Data Information, except as required by RCSI and the RCSI Affiliates in order

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to receive and use the Production Services, and upon expiration or any termination of this Agreement and completion of the other Party’s obligations under this Agreement, such other Party shall return or destroy, as the requesting Party may direct, all material in any medium that contains, refers to, or relates to the requesting Party’s Confidential Information. Neither Party shall retain copies of the other Party’s Confidential Information (except as may be necessary to comply with regulatory requirements applicable to the retaining Party).

(iii) Each Party shall take reasonable steps to ensure that its employees comply with these confidentiality provisions.

(iv) Neither Party shall alter or remove any identification, copyright or proprietary rights notice which indicates the ownership of any part of the other Party’s Confidential Information.

(e) Exclusions. This Section 12.5 shall not apply to any particular information which First Data or RCSI can demonstrate (i) was, at the time of disclosure to it, in the public knowledge; (ii) after disclosure to it, is published or otherwise becomes part of the public knowledge through no fault of the receiving Party; (iii) was received from a third party who had a lawful right to disclose such information to it without any obligation to restrict its further use or disclosure; or (iv) was independently developed by the receiving Party without reference to Confidential Information of the furnishing Party. In addition, a Party shall not be considered to have breached its obligations by disclosing Confidential Information of the other Party as required to satisfy any legal requirement of a competent government body, provided that, immediately upon receiving any such request and to the extent that it may legally do so, such Party advises the other Party promptly and prior to making such disclosure in order that the other Party may interpose an objection to such disclosure, take action to assure confidential handling of the Confidential Information, or take such other action as it deems appropriate to protect the Confidential Information, including that the Furnishing Party may seek a protective order or other appropriate remedy. If a protective order or similar order is not obtained by the date by which the Receiving Party must comply with the request, the Receiving Party may furnish that portion of the Confidential Information that it determines it is legally required to furnish.

(f) Loss of Confidential Information. In the event of any disclosure or loss of, or inability to account for, any Confidential Information of the furnishing Party, the receiving Party shall promptly, at its own expense: (i) notify the furnishing Party in writing; (ii) take such actions as may be necessary or reasonably requested by the furnishing Party to minimize the violation or the damage resulting therefrom; and (iii) cooperate in all reasonable respects with the furnishing Party to minimize the violation and any damage resulting therefrom.

(g) No Implied Rights. Except as otherwise specifically provided in this Agreement, nothing in this Section 12.5 shall be construed as obligating a Party to disclose its Confidential Information to the other Party, or as granting to or conferring on a Party, expressly or implied, any rights or license to the Confidential Information of the other Party.

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(h) Release of Information. Notwithstanding the foregoing, RCSI agrees that RCSI Confidential Information may be made available to supervisory or regulatory authorities of RCSI or of First Data upon the written request of any of the foregoing; provided, however, upon receipt of the request and prior to making the information available, First Data shall provide notice to RCSI of such request and shall provide RCSI a reasonable period of time in which RCSI may object to such disclosure, including obtaining suitable equitable protection.

12.6 Return or Destruction.

As requested by the Furnishing Party during the Term, the Receiving Party will return or provide the Furnishing Party a copy of any designated Confidential Information of the Furnishing Party. When Confidential Information of the Furnishing Party is no longer required for the Receiving Party’s performance under this Agreement, or in any event upon expiration or termination of this Agreement, the Receiving Party will return all materials in any medium that contain Confidential Information of the Furnishing Party or, at the Furnishing Party’s election, destroy them. At the Furnishing Party’s request, the Receiving Party will certify in writing that it has returned or destroyed all copies of the Furnishing Party’s Confidential Information in the possession or control of the Receiving Party’s or any of its Affiliates or contractors.

12.7 Provisions for Data Compliance.

(a) In addition to and not in limitation of First Data’s other obligations of confidentiality and non-disclosure under this Agreement, (i) First Data will implement appropriate administrative, technical, and physical safeguards and other appropriate measures to protect the security, confidentiality and integrity of Non-Public Personal information relating to customers of RCSI and its Affiliates and, to the extent relative to the Gramm-Leach-Bliley Act (“GLB Act”), other RCSI Information received by First Data from RCSI and its Affiliates, all as may be appropriate to meet the objectives of the GLB Act, including its implementing regulations promulgated thereunder and the guidelines issued pursuant to § 501 of the GLB Act, and (ii) First Data shall not use any Non-Public Personal Information relating to RCSI Customers received from RCSI or its Affiliates or obtained as a result of Production Services performed for RCSI (“RCSI Customer Information”) except as necessary in the ordinary course of business to perform Production Services hereunder or as authorized in writing by RCSI. First Data will ensure that any such third party to whom RCSI authorizes First Data to transfer or provide access to RCSI Customer Information (other than those to whom RCSI has instructed First Data to transfer or provide access, who should be RCSI’s responsibility):

(i) signs a written agreement to restrict its use of RCSI Customer Information to the use specified in the agreement between the First Data and the third party (which use must be in conjunction with First Data’s performance of its obligations hereunder);

(ii) agrees to restrict disclosure of Non-Public Personal Information of RCSI and its Affiliates as provided in this Section; and

(iii) agrees to implement and maintain appropriate administrative technical and physical safeguards to protect the security, confidentiality and integrity of all RCSI Customer Information as provided herein.

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(b) First Data will be responsible for the acts or omissions of any third party to whom it transfers or provides access to RCSI Customer Information hereunder, other than a third party whom RCSI or its Affiliates has instructed First Data to make such disclosure.

(c) “Non-Public Personal Information” means information as defined in the GLB Act, including (i) an individual’s name, address, e-mail address, IP address, telephone number and/or social security number; (ii) the fact that an individual has a relationship with RCSI or any of its Affiliates; and (iii) an individual’s or RCSI Customer’s account information.

12.8 Security Assessment/Due Diligence.

First Data shall cooperate with RCSI’s due diligence and security assessment process as it relates to the Production Services. If RCSI finds deficiencies as a result of this assessment process RCSI may advise First Data of its findings and may request changes to First Data’s processes, facilities, systems or procedures which RCSI reasonably believes will remedy the deficiencies. Final remediation actions will be mutually agreed upon by First Data and RCSI.

12.9 Survival.

The obligations under this Section 12 will survive the expiration or termination of this Agreement.

13.	REPRESENTATIONS AND WARRANTIES

13.1 Work Standards.

Unless expressly addressed in another provision of this Agreement (such as being subject to a specific performance standard), First Data represents and warrants that the Production Services shall be rendered with promptness and diligence and shall be executed in a workman-like manner, in accordance with the practices and high professional standards used in well-managed operations performing services similar to the Production Services. First Data represents and warrants that it shall use adequate numbers of qualified individuals with suitable training, education, experience, and skill to perform the Production Services.

13.2 Maintenance.

First Data represents and warrants that it shall maintain the First Data System, and the First Data Equipment so that they operate in accordance with their specifications, including (a) maintaining such equipment in good operating condition, subject to normal wear and tear, (b) undertaking repairs and preventive maintenance on such equipment in accordance with the applicable equipment manufacturer’s recommendations, and (c) performing software maintenance in accordance with the applicable documentation, recommendations and specifications.

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13.3 Efficiency and Cost Effectiveness.

First Data represents and warrants that it shall use efficiently the resources or services necessary to provide the Production Services. First Data represents and warrants that it shall perform the Production Services in a reasonably cost-effective manner consistent with the required level of quality and performance.

13.4 Technology.

First Data represents and warrants that it shall provide the Production Services using, consistent with the Change Control Procedure, proven, current technology that will enable RCSI to take advantage of ***.

13.5 Non-Infringement.

First Data represents and warrants that it shall ***

13.6 Ownership and Use of Software and Related Materials.

First Data represents and warrants that ***

13.7 Absence of Litigation.

First Data represents and warrants that there is no claim, or any litigation, proceeding, arbitration, investigation or material controversy pending to which First Data or any of First Data’s Affiliates, agents, or representatives is a party, relating to the provision of the services offered by First Data, including the Production Services, or which would have a material adverse effect on First Data’s ability to enter into this Agreement and perform its obligations hereunder and, to the best of First Data’s knowledge, no such claim, litigation, proceeding, arbitration, investigation, or material controversy has been threatened or is contemplated. First Data shall promptly notify RCSI in writing if it receives written notice of any claim, litigation, proceeding, arbitration, investigation or material controversy to which First Data or any of its Affiliates, representatives or agents is a party, that, if adversely determined, would have a material and adverse effect on RCSI or any of its Affiliates, on any of the Production Services or on First Data’s ability to perform any of its obligations under this Agreement.

13.8 Inducements.

First Data represents and warrants to RCSI that it has not knowingly violated any applicable laws or regulations or any RCSI policies of which First Data has been given notice regarding the offering of unlawful inducements in connection with this Agreement. If at any time during the Term, RCSI determines that the foregoing warranty is inaccurate, then, in addition to any other rights RCSI may have at law or in equity, RCSI shall have the right to terminate this Agreement for cause without affording First Data an opportunity to cure.

13.9 Viruses.

First Data represents and warrants that it will ensure that no Viruses are coded or introduced into the First Data System or into the RCSI or RCSI Affiliate information environments through the First Data System or the Production Services. If (a) a Virus which has adversely affected, or could adversely affect, the Production Services or the RCSI Data in the possession or under the control of First

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Data, is found to have been introduced into the First Data System or (b) a Virus has been introduced into the RCSI or RCSI Affiliate information environment through the First Data System or the Production Services, First Data promptly will (i) notify RCSI of the introduction and the extent of any known damage to the RCSI Data, (ii) if the Virus is in the First Data System, eradicate the Virus, repair any damage to the RCSI Data and eliminate any adverse effect on the Production Services resulting from the Virus or the eradication thereof, and (iii) if the Virus has been introduced into the RCSI or RCSI Affiliate information environment through the First Data System or the Production Services, assist RCSI and the RCSI Affiliate in eradicating the Virus and reducing the effects of the Virus and, if the Virus causes a loss of operational efficiency or loss of data, assist RCSI and the RCSI Affiliate to mitigate and restore those losses.

13.10 Disabling Code.

First Data represents and warrants that, without the prior written consent of RCSI, First Data shall not knowingly insert into the First Data Software any code which would have the effect of disabling or otherwise shutting down all or any portion of the First Data Software or Production Services. First Data further represents and warrants that, with respect to any disabling code that may be part of the First Data Software, First Data shall not invoke such disabling code at any time, including upon expiration or termination of this Agreement for any reason, without RCSI’s prior written consent.

13.11 Disclaimer.

EXCEPT AS PROVIDED IN THIS AGREEMENT, THERE ARE NO OTHER EXPRESS WARRANTIES AND THERE ARE NO IMPLIED WARRANTIES, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THIS AGREEMENT IS A SERVICE AGREEMENT AND THE PROVISIONS OF ARTICLE II OF THE UNIFORM COMMERCIAL CODE SHALL NOT APPLY TO IT.

14.	INSURANCE AND RISK OF LOSS

14.1 Insurance.

First Data shall during the Term have and maintain in force the following insurance coverages:

(a) Worker’s Compensation Insurance, including occupational illness or disease coverage, or other similar social insurance in accordance with the laws of the country, state, or territory exercising jurisdiction over the employee and Employer’s Liability Insurance with a minimum limit of $1,000,000 per occurrence.

(b) Comprehensive General Liability Insurance, including Products, Completed Operations Liability and Personal Injury, Contractual Liability and Broad Form Property Damage Liability coverage for damages to any property with a minimum combined single limit of $5,000,000 per occurrence. This policy shall be endorsed to name RCSI and its Affiliates as additional insureds.

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(c) Electronic Data Processing All Risk Property Insurance on equipment, data, media and valuable papers, including extra expense coverage, with a minimum limit adequate to cover such risks on a replacement costs basis.

(d) Automotive Liability Insurance covering use of all owned, non-owned, and hired automobiles with a minimum combined single limit of $5,000,000 per occurrence for bodily injury and property damage liability. This policy shall be endorsed to name RCSI and its Affiliates as additional insureds.

(e) Umbrella Liability Insurance with a minimum limit of *** in excess of the insurance under policies indicated in Sections 14.1(a), 14.1(b), and 14.1(d).

(f) Employee Dishonesty and Computer Fraud coverage for loss arising out of or in connection with any fraudulent or dishonest acts committed by the employees of First Data, acting alone or in collusion with others, including the property and funds of others in their care, custody or control, in a minimum amount of $10,000,000. This policy shall name RCSI and its Affiliates as loss payees.

(g) Errors and Omissions Liability Insurance covering the liability for financial loss due to error, omission, negligence of employees and machine malfunction in an amount of at least $10,000,000.

The foregoing insurance coverages shall be primary and non-contributing with respect to any other insurance or self insurance which may be maintained by RCSI. Upon request by RCSI, First Data shall cause its insurers to issue certificates of insurance evidencing that the coverages and policy endorsements required under this Agreement are maintained in force and that not less than thirty (30) days written notice shall be given to RCSI prior to any modification, cancellation or non-renewal of the policies. The insurers selected by First Data shall have an A.M. Best rating of A- or better or, if such ratings are no longer available, with a comparable rating from a recognized insurance rating agency. First Data shall assure that its Subcontractors, if any, maintain insurance coverages as specified in this Section 14 or that, if a Subcontractor does not maintain the coverages, each such Subcontractor will be listed as an additional named insured on the related coverage of First Data, as applicable.

14.2 Risk of Loss.

Each Party shall be responsible for risk of loss of, and damage to, any equipment, software or other materials in its possession or under its control.

15.	INDEMNITIES

15.1 Indemnity by First Data.

First Data agrees to indemnify, defend and hold harmless RCSI and its Affiliates and their respective officers, directors, employees, agents, successors, and assigns, from any and all Losses and threatened Losses arising from, in connection with, or based on allegations of, any of the following:

(a) First Data’s breach of any of its duties or obligations under this Agreement;

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(b) Any claims of infringement of any patent, trade secret, copyright or other proprietary rights, alleged to have occurred because of systems or other resources provided by First Data to RCSI, or based upon performance of the Production Services by First Data, except to the extent the claim: (i) is caused by RCSI’s use of the First Data System outside the intended scope of Production Services; ***; and

(c) For errors arising under this Agreement only (i.e., not to include errors arising under the TSA) with respect to mailing Cardholder Statements, *** sent in any second set of mailings the necessity for which was caused by First Data’s errors or omissions; provided that with respect to each such incident (i) RCSI shall bear *** of the liability above *** and (ii) First Data’s aggregate liability shall be limited to ***. In settling RCSI Customer claims RCSI will have a duty to act reasonably to mitigate damages, subject to considerations of RCSI Customer relations and following consultation with First Data. In determining damages, RCSI will be allowed to prove damages by reasonable estimation based upon comparing the situation at hand with applicable prior experiences, but the methodology must be reasonably designed to estimate actual damages (i.e., must be a comparable comparison). The Parties will attempt to agree on the amounts of damages and the methodology for estimating such damages. If the Parties cannot agree on the amount of damages or the methodology for estimation thereof, they may have experts present to an arbitrator in binary arbitration pursuant to Section 17.2 (e.g., the arbitrator must consider the amounts proposed by each Party and then choose only between the Parties’ respective positions as to which one is more reasonable and the arbitrator may not choose any other alternative). Liability for damages under this Section 15.1(c) shall not include:

(i) Lost interest or late fees;

(ii) Lost sales by the RCSI Customer;

(iii) Any damages of any type (including the type described in Section 16.2(a)) incurred by any person other than with respect to RCSI’s and its Affiliates’ liability to the RCSI Customer (and its Affiliates), specifically including RCSI and RCSI’s Affiliates (other than with respect to RCSI’s and its Affiliates’ liability to the RCSI Customer impacted); or

(iv) Any damages not specifically provided in this Section 15.1(c).

The indemnity in this Section 15.1(c) is RCSI’s sole remedy for damages *** issued as a result of First Data mailing errors as provided in this Section 15.1(c).

15.2 Indemnity by RCSI.

RCSI agrees to indemnify, defend and hold harmless First Data and its Affiliates and their respective officers, directors, employees, agents, successors, and assigns, from any and all Losses and threatened Losses arising from, in connection with, or based on allegations of, any of the following:

(a) RCSI’s breach of any of its duties or obligations under this Agreement and;

(b) Any claims of infringement of any patent, trade secret, copyright or other proprietary rights, alleged to have occurred because of (i) RCSI’s use of the First Data System in a manner outside the intended scope of the Production Services; ***.

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15.3 Additional Indemnities.

Each Party shall indemnify, defend and hold harmless the other Party, and the other Party’s Affiliates, and their officers, directors, employees, agents, successors, and assigns, from any and all Losses and threatened Losses arising from, in connection with, or based on allegations of, any of the following: (a) the death or bodily injury of any agent, employee, customer, business invitee, or business visitor or other person caused by the tortious conduct of the indemnitor; (b) the damage, loss or destruction of any real or tangible personal property caused by the tortious conduct of the indemnitor; (c) any claim, demand, charge, action, cause of action, or other proceeding asserted against the indemnitee but resulting from an act or omission of the indemnitor in its capacity as an employer of a person; (d) any claim by any person arising out of his or her employment with the indemnitor, any application for such employment or the termination thereof; and (e) any claim by any person alleging to the effect that such person is jointly employed by the indemnitee as a result of performing any services as an employee or independent contractor of the indemnitor.

15.4 Infringement.

If any item used by First Data to provide the Production Services becomes, or in First Data’s reasonable opinion is likely to become, the subject of an infringement or misappropriation claim or proceeding, First Data shall, in addition to indemnifying RCSI as provided in this Section 15 and to the other rights RCSI may have under this Agreement, promptly at First Data’s expense take the following actions: (a) secure the right to continue using the item or replace or modify the item to make it non-infringing, provided that any such replacement or modification will not degrade the performance or quality of the affected component of the Production Services; or (b) if (a) is not available to First Data, remove the item from the Production Services and equitably adjust First Data’s charges to adequately reflect such removal.

15.5 Indemnification Procedures.

With respect to third-party claims, the following procedures shall apply:

(a) Notice. Promptly after receipt by any entity or individual entitled to indemnification under Sections 15.1 through 15.3 of notice of the commencement or threatened commencement of any civil, criminal, administrative, or investigative action or proceeding involving a claim in respect of which the indemnitee will seek indemnification pursuant to any such Section, the indemnitee shall notify the indemnitor of such claim in writing. No failure to so notify an indemnitor shall relieve it of its obligations under this Agreement except to the extent that it can demonstrate damages attributable to such failure. Within fifteen (15) days following receipt of written notice from the indemnitee relating to any claim, but no later than ten (10) days before the date on which any response to a complaint or summons is due, the indemnitor shall notify the indemnitee in writing if the indemnitor elects to assume control of the defense and settlement of that claim (a “Notice of Election”).

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(b) Procedure Following Notice of Election. If the indemnitor delivers a Notice of Election relating to any claim within the required notice period, the indemnitor shall be entitled to have sole control over the defense and settlement of such claim; provided that (i) the indemnitee shall be entitled to participate in the defense of such claim and to employ counsel at its own expense to assist in the handling of such claim, and (ii) the indemnitor shall obtain the prior written approval of the indemnitee before entering into any settlement of such claim or ceasing to defend against such claim. After the indemnitor has delivered a Notice of Election relating to any claim in accordance with the preceding paragraph, the indemnitor shall not be liable to the indemnitee for any legal expenses incurred by the indemnitee in connection with the defense of that claim. In addition, the indemnitor shall not be required to indemnify the indemnitee for any amount paid or payable by the indemnitee in the settlement of any claim for which the indemnitor has delivered a timely Notice of Election if such amount was agreed to without the written consent of the indemnitor.

(c) Procedure Where No Notice of Election Is Delivered. If the indemnitor does not deliver a Notice of Election relating to any claim within the required notice period, the indemnitee shall have the right to defend the claim in such manner as it may deem appropriate, at the cost and expense of the indemnitor. The indemnitor shall promptly reimburse the indemnitee for all such costs and expenses.

15.6 Subrogation.

If an indemnitor shall be obligated to indemnify an indemnitee pursuant to Sections 15.1 through 15.3, the indemnitor shall, upon payment of such indemnity in full, be subrogated to all rights of the indemnitee with respect to the claims to which such indemnification relates.

16.	LIABILITY

16.1 General Intent.

Subject to the specific provisions of this Section 16, it is the intent of the Parties that each Party shall be liable to the other Party for any actual damages incurred by the non-breaching Party as a result of the breaching Party’s failure to perform its obligations in the manner required by this Agreement.

16.2 Liability Limitations.

(a) Subject to Section 16.2(c), IN NO EVENT, WHETHER IN CONTRACT OR IN TORT (INCLUDING BREACH OF WARRANTY, NEGLIGENCE AND STRICT LIABILITY IN TORT), SHALL A PARTY BE LIABLE FOR INDIRECT OR CONSEQUENTIAL, LOST PROFITS, EXEMPLARY, PUNITIVE OR SPECIAL DAMAGES EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES IN ADVANCE. This Section 16.2(a) shall ***.

(b) Subject to Section 16.2(c), each Party’s total liability to the other for events occurring within a calendar year, whether in contract or in tort (including breach of warranty, negligence and strict liability in tort), shall be limited to an

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amount equal to the greater of (i) the aggregate monthly charges incurred by RCSI under this Agreement during the *** months prior to the month in which the event giving rise to the liability occurred (including, for the avoidance of doubt, any amounts incurred under the Original Agreement) and (ii) ***; provided, however, to the extent any such liability results from (a) ***, or (b) ***, First Data’s total liability under the preceding clause shall be the greater of (x) the aggregate Monthly Charges incurred by RCSI under this Agreement during the *** months prior to the month in which the event giving rise to the liability occurred (including, for the avoidance of doubt, any amounts incurred under the Original Agreement) and (y) ***. Any liability of First Data under Section 4.6(b) of Schedule B shall be subject to (and count against) the limitations of this Section 16.2(b).

(c) The limitations set forth in Section 16.2(b) shall ***.

(d) In addition to the limitations provided in Section 16.2(b), First Data’s aggregate liability over the Term pursuant to Section 15.1(c) of these Terms and Conditions, Sections 4.6(b) and 4.6(c) of Schedule B and the Special Service Levels shall be limited to ***. If, at the beginning of any Renewal Term, the then-current Headroom (as hereinafter defined) is less than ***, the amount of this limitation shall be increased by the amount necessary to make the limitation applicable to such Renewal Term equal to ***. This limitation may also be reset pursuant to Section 18.4. “Headroom” means amount, if any, be which the then-current limitation on liability under this Section 16.2(d) exceeds the then-current amounts that have been subject to and counted against this limitation.

(e) Each Party shall have a duty to mitigate damages for which the other Party is responsible.

16.3 Force Majeure.

(a) Neither Party shall be liable for any default or delay in the performance of its obligations under this Agreement (i) if and to the extent such default or delay is caused, directly or indirectly, by fire, flood, earthquake, elements of nature or acts of God or any other cause beyond the reasonable control of such Party; and (ii) provided the non-performing Party is without fault in causing such default or delay, and such default or delay could not have been prevented by reasonable precautions and cannot reasonably be circumvented by the non-performing Party through the use of alternate sources, workaround plans or other means (including with respect to First Data by First Data meeting its obligations for performing disaster recovery services as described in this Agreement).

(b) In such event the non-performing Party shall be excused from further performance or observance of the obligation(s) so affected for as long as such circumstances prevail and such Party continues to use its best efforts to recommence performance or observance whenever and to whatever extent possible without delay. Any Party so delayed in its performance shall immediately notify the Party to whom performance is due by telephone (to be confirmed in writing within two (2) days of the inception of such delay) and describe at a reasonable level of detail the circumstances causing such delay.

(c) If any event under Section 16.3(a) above substantially prevents, hinders, or delays performance of the Production Services necessary for the

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performance of RCSI functions reasonably identified by RCSI as critical for more than *** consecutive days, then at RCSI’s option, RCSI may procure such Production Services from an alternate source, and First Data shall be liable for payment for such Production Services from the alternate source for so long as the delay in performance shall continue. If any event under Section 16.3(a) above substantially prevents, hinders, or delays performance of the Production Services necessary for the performance of RCSI functions reasonably identified by RCSI as critical for more than thirty (30) consecutive days, then at RCSI’s option, (i) RCSI may terminate any portion of this Agreement so affected and the charges payable hereunder shall be equitably adjusted to reflect those terminated Production Services; or (ii) RCSI may terminate this Agreement without liability to RCSI or First Data as of a date specified by RCSI in a written notice of termination to First Data. First Data shall not have the right to any additional payments from RCSI for costs or expenses incurred by First Data as a result of any force majeure occurrence.

17.	DISPUTE RESOLUTION

Any dispute between the Parties arising out of or relating to this Agreement, including with respect to the interpretation of any provision of this Agreement and with respect to the performance by First Data or RCSI, shall be resolved as provided in this Section 17.

17.1 Informal Dispute Resolution.

Prior to the initiation of formal dispute resolution procedures, the Parties shall first attempt to resolve their dispute informally, as follows:

(a) Upon the written request of a Party, each Party shall appoint a designated representative who does not devote substantially all of his or her time to performance under this Agreement, whose task it will be to meet for the purpose of endeavoring to resolve such dispute.

(i) The designated representatives shall meet as often as the Parties reasonably deem necessary in order to gather and furnish to the other all information with respect to the matter in issue which the Parties believe to be appropriate and germane in connection with its resolution. The representatives shall discuss the problem and attempt to resolve the dispute without the necessity of any formal proceeding.

(ii) During the course of discussion, all reasonable requests made by one Party to another for non-privileged information, reasonably related to this Agreement, shall be honored in order that each of the Parties may be fully advised of the other’s position.

(iii) The specific format for the discussions shall be left to the discretion of the designated representatives.

(b) Formal proceedings for the resolution of a dispute may not be commenced until the earlier of:

(i) the designated representatives concluding in good faith that amicable resolution through continued negotiation of the matter does not appear likely; or

(ii) thirty (30) days after the initial written request to appoint a designated representative pursuant to Section 17.1(a) above (this period shall be deemed to run notwithstanding any claim that the process described in this Section 17.1(a) was not followed or completed).

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This Section 17.1 shall not be construed to prevent a Party from instituting, and each Party is authorized to institute, formal proceedings earlier to avoid the expiration of any applicable limitations period, or to preserve a superior position with respect to other creditors, and as provided in Sections 17.3(a) and 18.7 (Equitable Remedies).

17.2 Arbitration.

If the Parties are unable to resolve any dispute as contemplated by Section 17.1 and if such dispute is not subject to Sections 17.3(a) or 18.7 (Equitable Remedies), then such dispute shall be submitted to mandatory and binding arbitration at the election of either Party (the “Disputing Party”) pursuant to the following conditions:

(a) Selection of Arbitrator. The Disputing Party shall notify the CPR Institute for Dispute Resolution (“CPR”) and the other Party in writing describing in reasonable detail the nature of the dispute (“the Dispute Notice”), and shall request that the CPR furnish a list of five (5) possible arbitrators who shall have substantial experience in the areas of card processing or print and mail and embossing services. Each Party shall have fifteen (15) days to reject two (2) of the proposed arbitrators. If only one individual has not been so rejected, he or she shall serve as arbitrator; if two or more individuals have not been so rejected, the CPR shall select the arbitrator from those individuals.

(b) Conduct of Arbitration. The arbitrator shall allow reasonable discovery to the extent consistent with the purpose of the arbitration. The arbitrator shall have no power or authority to amend or disregard any provision of this Section 17.2 or any other provision of this Agreement (in particular, the arbitrator shall not have the authority to exclude the right of a Party to terminate this Agreement when a Party would otherwise have such right). The arbitration hearing shall be commenced promptly and conducted expeditiously, with each of RCSI and First Data being allocated one-half of the time for the presentation of its case. Unless otherwise agreed by the Parties, an arbitration hearing shall be conducted on consecutive days.

(c) Replacement of Arbitrator. Should the arbitrator refuse or be unable to proceed with arbitration proceedings as called for by this Section 17.2, such arbitrator shall be replaced by an arbitrator selected from the other four (4) arbitrators originally proposed by the CPR and not rejected by the Parties, if any, or if there are no remaining proposed arbitrators who have not been rejected, by repeating the process of selection described in Section 17.2(a) above. If an arbitrator is replaced pursuant to this Section 17.2(c), then a rehearing shall take place in accordance with the provisions of this Section 17.2.

(d) Findings and Conclusions. The arbitrator rendering judgment upon disputes between Parties as provided in this Section 17.2 shall, after reaching judgment and award, prepare and distribute to the Parties a writing describing the

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findings of fact and conclusions of law relevant to such judgment and award and containing an opinion setting forth the reasons for the giving or denial of any award. The award of the arbitrator shall be final and binding on the Parties, and judgment thereon may be entered in a court of competent jurisdiction.

(e) Place of Arbitration Hearings. Unless otherwise agreed by the Parties, arbitration hearings hereunder shall be held in Stamford, Connecticut.

(f) Time of the Essence. The arbitrator is instructed that time is of the essence in the arbitration proceeding, and that the arbitrator shall have the right and authority to issue monetary sanctions against either of the Parties if, upon a showing of good cause, that Party is unreasonably delaying the proceeding. The arbitrator shall render his or her judgment or award within fifteen (15) days following the conclusion of the hearing. Recognizing the express desire of the Parties for an expeditious means of dispute resolution, the arbitrator shall limit or allow the Parties to expand the scope of discovery as may be reasonable under the circumstances.

17.3 Litigation.

(a) Immediate Injunctive Relief. The Parties agree that the only circumstances in which disputes between them shall not be subject to the provisions of Sections 17.1 and 17.2 is (i) as provided in Section 17.1 and (b) where a Party makes a good faith determination that a breach of the terms of this Agreement by the other Party is such that a temporary restraining order or other injunctive relief is the only adequate remedy. If a Party files a pleading with a court seeking immediate injunctive relief and this pleading is challenged by the other Party and the injunctive relief sought is not awarded in substantial part, the Party filing the pleading seeking immediate injunctive relief shall pay all of the costs and attorneys’ fees of the Party successfully challenging the pleading.

(b) Jurisdiction. The Parties consent to venue in the State of New York and to the non-exclusive jurisdiction of competent State of New York court or federal courts in the Southern District of New York for all litigation which may be brought, subject to the requirement for arbitration hereunder, with respect to the terms of, and the transactions and relationships contemplated by, this Agreement. The Parties further consent to the jurisdiction of any state or federal court with appropriate subject matter jurisdiction located within a district which encompasses assets of a Party against which a judgment has been rendered, either through arbitration or through litigation, for the enforcement of such judgment or award against the assets of such Party.

17.4 Continued Performance.

Each Party agrees to continue performing its obligations under this Agreement while any dispute is being resolved except to the extent the issue in dispute precludes performance; provided that a dispute over payment shall not be deemed to preclude performance.

17.5 Governing Law.

This Agreement and performance under it shall be governed by and construed in accordance with the laws of the State of New York without regard to its choice of law principles.

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18.	TERMINATION

18.1 Termination for Cause.

(a) If First Data:

(i) commits a material breach of this Agreement, which breach is not cured within thirty (30) days after notice of breach from RCSI to First Data; provided, however, that, unless (A) a different period of time to cure is specified in this Agreement or (B) an extension of time to cure which is contingent upon the exercise by First Data of diligent efforts to cure is not specifically provided, if First Data is making diligent efforts to cure any such breach from the start of the thirty-day (30) cure period, then such cure period shall be extended for an additional period (not to exceed thirty (30) days);

(ii) commits a material breach of this Agreement which is not capable of being cured within thirty (30) days;

(iii) commits numerous breaches of its duties or obligations which collectively constitute a material breach of this Agreement and are not cured within a sixty (60) day period after notice of breach from RCSI to First Data; or

(iv) commits an event which under the terms of Schedule B or Schedule C constitutes a Termination Rights Event and RCSI notifies First Data that it elects to terminate within the period provided in the relevant section therein, then RCSI may by giving written notice to First Data terminate this Agreement, in whole or in part, as of a date specified in the notice of termination. If RCSI chooses to terminate this Agreement in part, the charges payable under this Agreement will be equitably adjusted to reflect the fact that neither RCSI nor the RCSI Affiliates are receiving the Production Services which have been terminated.

(b) If RCSI:

(i) fails to pay First Data when due undisputed charges under this Agreement totaling at least *** charges under this Agreement within sixty (60) days of the time specified for such payment and such default remains uncured thirty (30) days after written notice from First Data specifying the nature and extent of such default; or

(ii) materially breaches its obligations under *** of this Agreement and does not either (A) cure such breach promptly upon notice or (B) if such breach is not curable with commercially reasonable efforts, provide adequate assurances to First Data that RCSI has taken diligent steps to remedy the circumstances that led to such breach;

then First Data may by giving written notice to RCSI terminate this Agreement as of a date specified in the notice of termination (which date shall be not less than twelve (12) months following the date of such notice).

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18.2 Termination Upon Change of Control.

In the event of a change in Control of First Data where such Control is acquired, directly or indirectly, in a single transaction or series of related transactions with, or all or substantially all of the assets of First Data are acquired by, a Major Competitor of RCSI, or if First Data is merged with or into another entity that is a Major Competitor of RCSI, then RCSI may, in its sole discretion, terminate this Agreement by giving First Data at least ninety (90) days prior written notice and designating a date upon which such termination shall be effective.

18.3 Termination for Convenience.

RCSI may terminate this Agreement for convenience and without cause effective during any Renewal Period by giving First Data prior written notice and designating an anticipated service termination date at least six (6) months after the date of such notice.

18.4 Termination Due To Failure By First Data To Reset Pursuant to Section 16.2(d).

Within twelve (12) months following any event that would have resulted in a credit to RCSI but which was wholly or partially limited by the application of Section 16.2(d), RCSI may notify First Data in writing that it is electing to terminate this Agreement effective as of a date designated in such notice (but not later than twelve (12) months from the date of the notice). If within twenty (20) days of receipt of RCSI’s notice First Data notifies RCSI in writing that First Data elects to thereafter reset the cap described in Section 16.2(d) to an amount equal to *** multiplied by each full year remaining in the Term of this Agreement (pro-rated monthly if only a portion of the final year remains) (which reset shall not apply to any events that have occurred prior to the date of First Data’s notice) then RCSI’s notice shall be voided and the amount of the limitation shall be reset to an amount equal *** multiplied by each full year remaining in the Term of this Agreement (pro-rated monthly if only a portion of the final year remains).

18.5 Extension of Termination Effective Date.

RCSI may request First Data to extend the effective date of any termination. If First Data elects to grant such an extension, First Data may implement revised pricing and other necessary terms applicable to the length of and other circumstances surrounding the requested extension.

18.6 Termination/Expiration Assistance.

(a) Beginning twelve (12) months prior to expiration of this Agreement or on such earlier date as RCSI may request, or commencing upon any notice of termination or of non-renewal of this Agreement (including notice based upon default by RCSI), First Data shall provide the assistance that RCSI requests, either on its own behalf or on the behalf of any successor provider of services (collectively, “Successor”) which may reasonably be required in connection with the transition of the Production Services (“Termination/Expiration Assistance”). “Terminated Services” means any Production Services that First Data will cease to provide as a result of any expiration or termination of this Agreement either in its entirety or with respect to such Production Services. If the Successor is an entity other than

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RCSI, RCSI shall obtain from the Successor written assurance that the Successor will maintain the confidentiality of First Data’s Confidential Information disclosed or provided to the Successor in the course of receiving such Termination/Expiration Assistance. RCSI shall return all First Data Confidential Information provided to RCSI under this Section 18.6 within thirty (30) days after the transition of Production Services is completed. First Data’s Termination/Expiration Assistance shall include and be governed by the following:

(b) General. First Data shall:

(i) Provide a plan (the “Termination/Expiration Assistance Plan”) for the transition of requested operations from First Data which plan is subject to approval by RCSI, and the Termination/Expiration Assistance Plan shall include at a minimum:

(A) A detailed description of the plan and exhibit for transferring performance of the Terminated Services to RCSI and/or its Successor;

(B) A detailed description of First Data’s responsibilities in support of such transfer of the Terminated Services;

(C) Details of First Data Personnel and other resources to be used in providing Termination/Expiration Assistance, which will include identification of any additional personnel to be used by First Data; and

(D) If the Parties contemplate that First Data Personnel will transfer to RCSI after the notice of termination, procedures addressing the transfer to RCSI and/or its Successor (if applicable) of any such First Data Personnel and other resources to be transferred pursuant to this Section.

(ii) Provide RCSI access to and use of the information of the personnel, third parties and other resources then being used by First Data to provide the Production Services to RCSI.

(iii) Provide RCSI with such information regarding the Production Services as is reasonably prudent or necessary in order for the Successor to assume responsibility for, and continue the performance of, the Production Services in an orderly manner, so as to minimize, as much as possible, disruption in the operations of RCSI.

(c) Pre-Migration Services. First Data shall:

(i) Provide a list of all Equipment, Software and materials used to provide the Production Services and (if applicable) third party services used in providing the Terminated Services.

(ii) Provide to RCSI copies of documentation and other information regarding the Production Services that are required to implement the transition plan, including the Procedures Manual.

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(iii) Provide an inventory of telephone numbers being used by First Data in conjunction with performing the Terminated Services.

(iv) Provide assistance to RCSI in notifying third party vendors of the procedures to be followed during the turnover phase.

(v) Assist RCSI in understanding naming conventions.

(vi) Provide to RCSI access to First Data Personnel who were performing the Production Services in order that such personnel may answer the Successor’s questions.

(vii) To the extent that First Data and RCSI have established protocols and procedures with respect to how First Data would assist RCSI in the event of an RCSI disaster, train and inform RCSI and Successor of such protocols and procedures related thereto.

(viii) Update and provide documentation used by First Data to provide business continuity services.

(ix) Cooperate with RCSI in the preparation for and conduct of migration testing to ensure the orderly transfer of the Terminated Services; and

(x) Provide to RCSI current and pending project plans and status to enable RCSI to perform services with minimum disruption to RCSI’s operation.

(d) Migration Services. First Data shall:

(i) In conjunction with RCSI and/or Successor, conduct the cutover of the Terminated Services and support the commencement of the operations by RCSI and/or Successor; and

(ii) Arrange for additional overlapping business continuity coverage and support to minimize disruption.

(e) Post Migration Services. First Data shall:

(i) Provide additional assistance at RCSI’s request to assure continuity of operations relating to or affecting the Production Services. Upon request by RCSI, First Data shall maintain account information on-line for a period of time to be specified by RCSI.

(ii) As requested by RCSI, return to RCSI at RCSI’s request, any remaining property of RCSI in First Data’s possession, including any remaining reports, data, and other RCSI Information with respect to the Production Services. Alternatively, as required by RCSI, First Data shall destroy such property.

(iii) As requested by RCSI, certify to RCSI in writing that all of RCSI’s data and files and all other RCSI Information with respect to the Production Services have been removed from the First Data System, premises and control and returned or destroyed.

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(f) Personnel. RCSI or its designee shall be permitted to undertake, without liability to First Data, to hire any First Data employees primarily performing the Services as of the date of notice of termination, or, in the case of expiration, within the six (6) month period (or longer period requested by RCSI) prior to expiration. First Data shall waive any restrictive covenants in any contracts with First Data employees restricting such First Data employees from entering into RCSI’s or its designee’s employ.

(g) Third Party Services. To the extent necessary to complete the transition and to the extent permitted by First Data’s contract with the third party, First Data shall make available or use its best efforts to make available to the extent not permitted by First Data’s contract with the third party to Successor or its designee, pursuant to reasonable terms and conditions, any third party services then being utilized by First Data in the performance of the Production Services including services being provided through third party service. First Data will be entitled to retain the right to utilize any such third party services in connection with the performance of services for any other First Data customer.

(h) Survival; Continuity of Services. This Section 18.6 shall survive termination/expiration of this Agreement. For eighteen (18) months following the effective date of termination/expiration under other provisions of this Agreement, First Data shall provide, at RCSI’s request, any or all of the Terminated Services being performed by First Data prior to such effective date, including any of the Terminated Services under this Section 18.6. To the extent First Data is to perform Terminated Services under this Section 18.6, the provisions of this Agreement shall be applicable as such provisions would have been applicable to such Services prior to such effective date giving due consideration to the reduction in scope and volumes requested by RCSI. Accordingly, to the extent First Data does not continue to provide a material portion of the Production Services, the remaining services shall be provided at First Data’s then standard rates for such services.

18.7 Equitable Remedies.

First Data acknowledges that, in the event it breaches (or attempts or threatens to breach) its obligation to provide Termination/Expiration Assistance as provided in Section 18.6 or breaches its obligation of confidentiality pursuant to Section 12, RCSI will be irreparably harmed. In such a circumstance, RCSI may proceed directly to court. If a court of competent jurisdiction should find that First Data has breached (or attempted or threatened to breach) its obligation to provide Termination/Expiration Assistance or its obligation of confidentiality, First Data waives its right to request or obtain any additional findings of irreparable injury or other conditions to injunctive relief, it shall not oppose the entry of an appropriate order compelling performance by First Data and restraining it from any further breaches (or attempted or threatened breaches). This Section 18.7 does not in any manner limit the rights of the Parties under Section 17.3(a).

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19.	GENERAL

19.1 Binding Nature and Assignment.

This Agreement shall be binding on the Parties hereto and their respective successors and assigns. Neither Party may, or shall have the power to, assign this Agreement without the prior written consent of the other, except that RCSI may assign its rights and obligations under this Agreement without the approval of First Data to (a) any entity which acquires (i) all or substantially all of the assets of RCSI, or (ii) all or substantially all of the assets of one or more of the business units of RCSI; (b) any RCSI Affiliate; or (c) any successor entity in a merger or acquisition of RCSI; provided, however, that in all such circumstances any permitted successor or assign shall agree in writing to be bound by and assume all of RCSI’s rights and obligations hereunder.

19.2 Entire Agreement; Amendment.

This Agreement, including any Schedules, Exhibits and addenda referred to herein and attached hereto, each of which is incorporated herein for all purposes, constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements, whether written or oral, with respect to the subject matter contained in this Agreement. No change, waiver, or discharge hereof shall be valid unless in writing and signed by an authorized representative of the Party against which such change, waiver, or discharge is sought to be enforced.

19.3 Notices.

All notices, requests, demands, and determinations under this Agreement (other than routine operational communications), shall be in writing and shall be deemed duly given (a) when delivered by hand, (b) one (1) day after being given to an express courier with a reliable system for tracking delivery, (c) when sent by confirmed facsimile with a copy sent by another means specified in this Section 19.3, or (d) six (6) days after the day of mailing, when mailed by United States mail, registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:

In the case of RCSI:

c/o Chief Information Officer

GE Money Americas

777 Long Ridge Road

Stamford, Connecticut 06927

with a copy to:

Ricky B.W. Davis, Esq.

Senior Counsel

GE Capital Retail Finance &

Restructuring Operations

901 Main Avenue

Norwalk, Connecticut 06851

In the case of First Data: President First Data Resources, LLC 6855 Pine Street Omaha, Nebraska 68106 with a copy to: General Counsel First Data Resources, LLC 6855 Pine Street Omaha, Nebraska 68106

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and, if notice of default or termination, with a copy to: James L. Alberg, Esq. Pillsbury Winthrop Shaw Pittman LLP 2300 N Street NW Washington, DC 20037

Each Party may from time to time change its address or designee for notification purposes by giving the other prior written notice of the new address or designee and the date upon which it will become effective.

19.4 Counterparts.

This Agreement may be executed in several counterparts, all of which taken together shall constitute one single agreement between the Parties.

19.5 Mutual Release of Claims.

(a) Each Party on its own behalf releases, discharges, and acquits the other Party and its Affiliates from any and all breaches, causes of action and claims, including damages and costs related thereto (whether known or unknown, matured or unmatured, asserted or unasserted) arising out of the Agreement prior to the Execution Date, other than:

(i) liabilities for taxes;

(ii) RCSI’s obligation to pay invoices for Services rendered in the prior ninety (90) days;

(iii) breaches of obligations of confidentiality not actually known to the injured Party’s senior officers responsible for dealing with the other Party;

(iv) breaches of obligations which give rise to third party liability, whether known or unknown, and which are subject to the indemnity under Section 16.1(b), Section 16.2(b), or Section 16.3 of this Agreement as it existed prior to the Execution Date; and

(v) claims for personal injury or property damage which are the subject of insurance coverage requirements.

(b) The exclusive remedy for any breach, cause of action or claim related to any of the foregoing exceptions shall be monetary damages only and no such breaches, causes of action or claims shall serve as the basis for termination of this Agreement, except for breaches of confidentiality which were significant in scope and which are subject to Section 19.5(a)(iii).

19.6 Headings.

The section headings and the table of contents used herein are for reference and convenience only and shall not enter into the interpretation hereof.

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19.7 Relationship of the Parties.

First Data is, and shall at all times be, an independent contractor under this Agreement and not an agent of RCSI. Nothing in this Agreement nor any actions taken by or arrangements entered into between the Parties in accordance with the provisions of this Agreement shall be construed as or deemed to create as to the Parties any partnership or joint venture. First Data shall not have any authority to bind or commit RCSI contractually or otherwise to any obligations whatsoever to third parties.

19.8 Severability.

If any provision of this Agreement conflicts with the law under which this Agreement is to be construed or if any such provision is held invalid by an arbitrator or a court with jurisdiction over the Parties, such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law. The remainder of this Agreement shall remain in full force and effect.

19.9 Consents and Approval.

Except where expressly provided as being in the discretion of a Party, where agreement, approval, acceptance, consent, or similar action by either Party is required under this Agreement, such action shall not be unreasonably delayed or withheld. An approval or consent given by a Party under this Agreement shall not relieve the other Party from responsibility for complying with the requirements of this Agreement, nor shall it be construed as a waiver of any rights under this Agreement, except as and to the extent otherwise expressly provided in such approval or consent.

19.10 Waiver of Default; Cumulative Remedies.

(a) A delay or omission by either Party to exercise any right or power under this Agreement shall not be construed to be a waiver thereof. A waiver by either of the Parties of any of the covenants to be performed by the other or any breach thereof shall not be construed to be a waiver of any succeeding breach thereof or of any other covenant in this Agreement.

(b) Except as otherwise expressly provided in this Agreement, all remedies provided for in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to either Party at law, in equity or otherwise.

19.11 Survival.

Any provision of this Agreement which contemplates performance or observance subsequent to any termination or expiration of this Agreement, including those provisions relating to the obligations of First Data in connection with the termination/expiration assistance, shall survive any termination or expiration of this Agreement and continue in full force and effect.

19.12 Public Disclosures.

All media releases, public announcements, and public disclosures by either Party relating to this Agreement or the subject matter of this Agreement, including promotional or marketing material, shall be coordinated with and approved by the other Party prior to release.

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19.13 Service Marks.

First Data agrees that it shall not, without RCSI’s prior written consent, use the name, service marks or trademarks of RCSI or of any RCSI Affiliates.

19.14 Third Party Beneficiaries.

Except as provided in Section 15 (Indemnification), this Agreement is entered into solely between, and may be enforced only by, RCSI and First Data; and this Agreement shall not be deemed to create any rights in third parties, including suppliers and customers of a Party, or to create any obligations of a Party to any such third parties.

19.15 Covenant of Good Faith.

Each Party agrees that, in its respective dealings with the other Party under or in connection with this Agreement, it shall act in good faith.

19.16 Order of Precedence

In the event of a conflict between the documents comprising this Agreement as of its Effective Date and the documents comprising a Change Order executed subsequent to the Effective Date, the terms of the Change Order will prevail; provided, however, that a Change Order may amend or override the terms and conditions set forth in this Agreement only if (and to the extent that) the Change Order specifically identifies the provision(s) the Parties intend to amend or override and the executed version of the Change Order has been approved by the authorized representatives of both Parties, as evidenced in writing on the executed version of it.

19.17 Interpretation

(a) Unless otherwise indicated, section references are to sections of the document in which the reference is contained. References to sections will be deemed to also refer to and include all subsections of the referenced section.

(b) This Agreement will be deemed to have been written by both Parties, each of whom has been represented by counsel, and shall not be construed against either Party on the basis that it drafted it.

(c) Unless the context requires otherwise, (i) “including” (and any of its derivative forms) means including but not limited to, (ii) “may” means has the right, but not the obligation to do something and “may not” means does not have the right to do something, (iii) “will” and “shall” are expressions of command, not merely expressions of future intent or expectation, (iv) “written” or “in writing” is used for emphasis in certain circumstances, but that will not derogate from the general application of the notice requirements set forth as applicable in those and other circumstances, (v) use of the singular imports the plural and vice versa, and (vi) use of a specific gender imports the other gender.

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19.18 Relationship to Original Agreement.

This Agreement replaces and supersedes the Original Agreement as of the Effective Date, and shall be deemed a continuation thereof. If any provision of this Agreement purports to be effective prior to the Effective Date it shall be deemed an amendment to the Original Agreement until such time as the Effective Date has occurred. Subject to adjustment to such charges provided for herein, all charges provided for under the Original Agreement for Production Services provided prior to the Effective Date shall be due and payable in the ordinary course.

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IN WITNESS WHEREOF, RCSI and First Data have each caused this Agreement to be signed and delivered by its duly authorized officer, all as of the Effective Date.

RETAILER CREDIT SERVICES, INC.		FIRST DATA RESOURCES, LLC

By:	/s/ Ralph A. Passarelli	By:	/s/ W. Gay Rich
Name:	Ralph A. Passarelli	Name:	W. Gay Rich
Title:	Attorney In Fact	Title:	Senior Vice President
Date:	August 19, 2009	Date:	August 19, 2009

Final Execution Version

Schedule A

Services

FIRST AMENDED AND RESTATED

PRODUCTION SERVICES AGREEMENT

by and between

RETAILER CREDIT SERVICES, INC.

and

FIRST DATA RESOURCES, LLC.

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1	INTRODUCTION		1
	1.1	General Introduction.	1
	1.2	Definitions.	1
	1.3	Days of Coverage	6

2.	DATA TRANSMISSIONS		7

3.	PRINT PRODUCTION SERVICES		7
	3.1	Basic Production Services for Statements and Letters	7
	3.2	SCS Services	9
	3.3	Specific Requirements Regarding Letters	12
	3.4	Print Production Services Inventory.	12
	3.5	Other Print Production Services	13

4.	PLASTICS PRODUCTION SERVICES		16
	4.1	Basic Production Services for Embossing	16
	4.2	Other Plastics Production Services	17
	4.3	PayPass Plastics Services for the Meijer Program	17
	4.4	Transaction Card Natural Re-Issue	18
	4.5	Plastics Production Services Inventory.	19
	4.6	Digital Card Print Services.	20

5.	TECHNOLOGY USED TO PERFORM THE PRODUCTION SERVICES		20
	5.1	Print Production Services	20
	5.2	Plastics Production Services	21

6.	SUPPORT SERVICES		21
	6.1	Introduction	21
	6.2	Perform Quality Checks and Reviews of Production Output of Transaction Cards, Letters, Statements and Other Correspondence.	21
	6.3	RCSI Customer Requirements	21
	6.4	Mail Tracking and Barcoding	21
	6.5	POSTAGE RELATED SERVICES	22
	6.6	Design Support Services	23
	6.7	PROBLEM MANAGEMENT SERVICES	23
	6.8	DISASTER AND BUSINESS RECOVERY	24
	6.9	TRAINING	27

7.	ANCILLARY SERVICES		27
	7.1	Introduction	27
	7.2	Ancillary Services Related to Print Production Services	28
	7.3	Ancillary Services Related to Plastics Production Services	31

Schedule A	RCSI / First Data Confidential

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LIST OF EXHIBITS

Exhibit A-1 – Process Flow for Statements

Exhibit A-2 – Implementation Terms for SCS and Drop on Demand Technology

Exhibit A-3 – Sample Statement

Exhibit A-4 – Change Control Procedure

Exhibit A-5 – PayPass Specifications

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Final Execution Version

SCHEDULE A

PRODUCTION SERVICES

1	INTRODUCTION

1.1	General Introduction.

(a) First Data shall provide to RCSI and its Affiliates the Production Services generally described in Section 3 of this Agreement and set forth with more particularity in this Schedule A. First Data shall provide the Production Services so as to comply with the Service Levels, the RCSI Rules and maintain the ISO standards and certifications achieved by RCSI or its Affiliates prior to the Effective Date.

(b) RCSI and its Affiliates operate in a business environment characterized by constant change that directly affects the delivery of the Production Services. First Data shall provide the Production Services described in this Schedule A as they may evolve and change during the Term due to changes in technology and/or changes in RCSI’s or its Affiliate’s business needs, and as the Production Services may be supplemented and enhanced in accordance with this Agreement.

(c) The Production Services described in this Schedule A are intended to be comprehensive as of the Effective Date, but not necessarily all inclusive. Appropriate implementation details and procedures shall be incorporated into the Procedures Manual in accordance with Section 7.4 of this Agreement.

(d) The Production Services are required for RCSI’s business operations in the United States, including its territories.

(e) References to specific resources (e.g., tools, systems) in this Schedule A that are used by First Data in performing the Production Services shall be deemed to include successor or replacement resources.

(f) First Data shall manage and perform the Production Services in a tightly integrated manner (with appropriate consideration given at all times to the impact of change to all Production Services).

1.2	Definitions.

(a) General.

(i) “Account” means a unique database record having a negative, positive, or zero balance during the current billing cycle.

(ii) “Active Collateral” means inventory material that has been used in performance of the Production Services within a rolling six (6) month period.

(iii) “Automatic Rush Embossing” means those Transaction Card Packages required to be completed within a twenty-four (24) hour time frame and is covered by billing element 7611. This service is used to redirect or expedite the delivery of the Transaction Card Package. Automatic Rush Embossing requests are entered into the nightly cycle and are mailed the next Business Day.

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Final Execution Version

(iv) “Basic Production Services” means, collectively, Basic Production Services for Statements and Letters and Basic Production Services for Embossing.

(v) “Basic Production Services for Embossing” means those Production Services identified in Section 4.1 herein which are necessary for the production of Transaction Cards and Transaction Card Packages identical in form, content, composition, functionality and quality to those that First Data provided to RCSI during the six (6) months prior to the Effective Date.

(vi) “Basic Production Services for Statements and Letters” means those Production Services identified in Section 3.1 herein which are necessary for the production of Statements, Statement Packages and Letters identical in form, content, length, composition, functionality and quality to those that First Data produced for RCSI during the six (6) months prior to the Effective Date.

(vii) “Basic Bundled SCS Statement Services” has the meaning provided in Section 3.2(d).

(viii) “Card Carrier” shall refer to the printed document to which the Transaction Cards will be matched prior to mailing. The standard size Card Carrier as of the Effective Date is 8 1⁄2” x 11”.

(ix) “Cardholder” means an individual or entity who or that has an Account with an RCSI Customer, RCSI or RCSI’s Affiliates.

(x) “Check” means any check, draft or item processed requiring MICR or required under the terms of the TSA to be processed by First Data.

(xi) “Chip Personalization Services”, means the loading of RCSI data in a manner pursuant to RCSI Chip Personalization Parameters and other designs, instructions and specifications provided by RCSI, on devices (such as a card, fob, cell phone cover or other similar device).

(xii) “Commingle” shall mean the mixing of outgoing Transaction Card mailings with other Statement or Letter mailings between RCSI and other First Data customers. This method is used to spread the consolidation of cards, as a fraud deterrent and to qualify for USPS zip sort credits.

(xiii) “Correspondence DirectorSM Services” means certain document formatting and composition services made available in connection with the SCS Services suite of products.

(xiv) “Cryptography Services” have the meaning set forth in Section 4.3.

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(xv) “Digital Card” means those First Data Production Services covered by billing elements 7795, 7700, 7796, and 7797 which provide the ability to affix a digitized image on a plastic Transaction Card.

(xvi) “Electronic Statement” shall mean a Statement that has been composed, presented or delivered in an electronic format using the eMessenger Services.

(xvii) “eMessengerSM Services” means certain electronic document delivery services and document availability alerting services.

(xviii) “First Data DecisionQuest® Services” means certain customized, communications-related account record decisioning services.

(xix) “Form Type” means the actual paper/form stock upon which First Data prints the Statement, Letter, or Other Correspondence. Form Types include both (a) generic white forms; and (b) preprinted forms.

(xx) “Hand Emboss Services” means those First Data services covered by billing elements 7747 (as described in Schedule C) which provide the ability to accept information, via the FDR-246 and FDR-246 V Hand Emboss Request Form and create a Transaction Card manually on a stand-alone embossing machine.

(xxi) “Inactive Collateral” means inventory material that has not been used in performance of the Production Services within a rolling six (6) month period.

(xxii) “IntelliColorSM Services” means certain document color printing, MICR printing, selective perforation limited to two (2) perforation plates and related services.

(xxiii) “Key Management Services” has the meaning set forth in Section 4.3(b)(iii).

(xxiv) “Letter” means any non-Statement, non-pin mailer printed correspondence which is performed as part of the Print Production Services.

(xxv) “Manual Rush” means First Data’s rush servicing of an offline RCSI Customer or RCSI request for a Transaction Card. Upon First Data’s receipt of the request for a Manual Rush prior to 5:00 p.m. ET on a Working Day, First Data mails or delivers the Manual Rush Transaction Card Package to a courier on the same Working Day of the request by RCSI or the RCSI Customer. In the event that First Data does not receive the request by 5:00 ET p.m. on that Working Day, First Data will mail or deliver the Manual Rush Transaction Card Package to a courier on the next Working Day. A Manual Rush includes manual embossing of the Transaction Card, Card Carrier printing, manual insertion of the required inserts into the Transaction Card Package, and any other services required to prepare the Transaction Card Package for delivery. Manual Rush applies to any Transaction Card production handled separately from the Basic Production Services for Embossing. If RCSI submits a Manual Rush request prior to 10:00 a.m. ET on a Saturday, First Data will process such request on that same day (Saturday). All Saturday Manual Rush requests submitted by RCSI after 10:00 a.m. ET on that Saturday will be processed by First Data on the next Working Day (Monday). The billing element for a Manual Rush is 7609.

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(xxvi) “*** Program” means RCSI’s MasterCard PayPass RFID Program in support of RSCI’s *** retail client, ***.

(xxvii) “MICR” means magnetic ink character recognition.

(xxviii) “Other Correspondence” means various non-Statement and non-Letter correspondence and other communications (e.g., promotions, inserts, certificates, Checks, and Coupons) to RCSI, RCSI Customers, Cardholders or Affiliates.

(xxix) “Paper Statement” means a Statement that has been printed on a physical, tangible paper form.

(xxx) “PayPass Plastics Services” are the services provided by First Data in support of RCSI’s MasterCard PayPass RFID program, as defined in Section 4.3. The PayPass Plastics Services provided pursuant to this Agreement shall be limited to the use of Static CVC3 values.

(xxxi) “PayPass Specifications and Related Materials” or collectively ‘’PayPass Specifications” means the specifications provided by MasterCard in connection with the MasterCard PayPass RFID program, as well as any and all related documentation, technical manuals, code and related materials, and any and all future or successor versions or releases thereof.

(xxxii) “PEP” means First Data’s PlastiCard Enterprise Presentation functionality.

(xxxiii) “Photocard Services” means those First Data Production Services covered by billing elements 7664, 7665, 7666, 7667, 7668 and 7669 (as described in Schedule C) which provide the ability to affix a digitized photographic image on a plastic Transaction Card.

(xxxiv) “Plasticard Purging” means each manual removal of a Card Carrier, printed PIN/Post mailer, Transaction Card or Transaction Card Package from the production process prior to its Release into the USPS Mailstream as requested by RCSI. This includes, but is not limited to, pull and destroy, pull and mail to a different address, or pull and mail overnight and is covered by billing element 7615.

(xxxv) “P.O. Returns” means mail returned from the USPS that was undeliverable to the addressee.

(xxxvi) “RCF Portfolio” means RCSI’s Retail Consumer Finance.

(xxxvii) ‘’RCSI Chip Personalization Parameters” mean the parameters and instructions provided by RCSI to First Data.

(xxxviii) “RCSI Rules” means RCSI’s directives, instructions and procedures as they change from time to time. To the extent that a change in the RCSI Rules would qualify as a New Production Service or as an RCSI-Initiated System Enhancement, such changes to RCSI Rules created after the Effective Date are subject to Section 3.7 of this Agreement.

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(xxxix) “RCSI System” means the in-house data processing system of RCSI from which First Data will receive Print Production Services and Plastics Production Services transmissions.

(xl) “RFID” means radio frequency identification.

(xli) “RFID Card” means a plastic card which contains an embedded chip (sometimes referred to herein as “PayPass Chip”) and uses a contactless chip interface to communicate transactional data with a radio frequency reader.

(xlii) “Replacement Statement” shall mean a printed copy of the original Statement generated during normal Statement cycling.

(xliii) “Reprint” means a Statement, Letter, Other Correspondence, Transaction Card, Card Carrier, or other insert (either individually or at the job level) that has been re-printed after the initial print run due to damage (or other issue) caused during the initial Statement printing process within First Data.

(xliv) “Rerun” means any Paper Statements, Electronic Statement, Letter, Other Correspondence, Transaction Card, Card Carrier or other insert that has been identified as having incorrect data that will be or has been programmatically recomposed.

(xlv) “Same-Day Plastics” means those Transaction Card Packages required to be completed on the same Working Day, so long as First Data receives the Same-Day Plastics request by 3:00 ET p.m. on that Working Day. In the event that First Data does not receive the Same-Day Plastics request by 3:00 p.m. ET on that Working Day, First Data will mail the Same-Day Plastic on the next Working Day. For Same-Day Plastics processed on Saturday, if RCSI submits a Same-Day Plastics request prior to 10:00 a.m. ET, First Data will process such request on that same day (Saturday). All Saturday Same-Day Plastics requests submitted by RCSI after 10:00 a.m. ET on that Saturday will be processed by First Data on the next Working Day (Monday). Billing element 7678 covers this Production Service.

(xlvi) “SCS Services” means the suite of communication related services (the ‘Strategic Communications SolutionsSM (or SCS) Services’) composed of the following groups of services: Correspondence DirectorSM Services, IntelliColorSM Services, First Data DecisionQuest® Services, and eMessengerSM Services.

(xlvii) “Set-up” means any form dimensional or perforation dimensional configuration change.

(xlviii) “SF Portfolio” means RCSI’s Sales Finance Account portfolio.

(xlix) “Statement Package” means the entire package, inclusive of the printed Statement, inserts, and return and outer envelope.

(l) “Statement Production” means the process of receiving, printing, inserting, zip sorting and Releasing into the USPS Mailstream all Statements and Statement Packages.

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(li) “Statements” means the monthly financial, billing and transaction summaries required by RCSI that notify a RCSI Customer or Cardholder or Affiliate of the status of the Account.

(lii) “Support Services” means non-standard Statement Production, Transaction Card Production and/or other activities or processes required to satisfy RCSI requirements or RCSI Customer requirements under this Agreement and are set forth in Section 6 of this Schedule A.

(liii) “Tap Test” means the testing performed by the USPS to verify compliance with USPS requirements.

(liv) “Transaction Card” means the embossed Cardholder plastic card which is used to execute transactions on an Account.

(lv) “Transaction Card Package” means the envelope and its contents which include the Transaction Card(s), Card Carrier and any related inserts.

(lvi) “Transaction Card Production” means the process of producing and processing all Transaction Cards.

(lvii) “WMS” means RCSI’s “Warehouse Management System” software as it exists by version, functionality and application.

(b) Capitalized terms used in this Schedule A are defined in the context in which they are used and shall have the meaning herein indicated. Capitalized terms not defined in this Schedule A shall have the meanings set forth in the text of this Agreement, its Schedules or its Exhibits. References to this Agreement shall mean the text of this Agreement and any and all Exhibits, Schedules, Attachments or Addenda thereto, as it may be amended from time to time. Unless otherwise provided to the contrary, any reference herein to a “Section,” or “Schedule” shall be deemed to refer to a Section of, or Schedule to, this Schedule A.

1.3	Days of Coverage

First Data shall perform the Production Services in accordance with the following:

(a) First Data shall perform the Production Services related to Statements on Production Days (unless otherwise set forth in this Agreement).

(b) Unless otherwise set forth in this Agreement, First Data shall perform the following Production Services on Business Days:

(i) Transaction Card Production Services; and

(ii) All Print Production Services except the Production Services related to Statements.

(c) First Data shall perform the Production Services not set forth in Sections 1.3(a) and 1.3(b) on Working Days unless otherwise mutually agreed by the Parties.

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2.	DATA TRANSMISSIONS

(a) First Data shall provide most of the data used to perform the Production Services. However, during the Term, First Data will accept data transmission and file feeds from the RCSI System, RCSI, RCSI Customers, RCSI Affiliates and other third parties, as applicable, as may be required to provide the Production Services. To the extent the relevant files, feeds or transmissions of RCSI Data originate or are received by First Data from a system other than the First Data System, RCSI shall reasonably cooperate with First Data and coordinate with any RCSI Customers or other third parties as reasonably necessary to enable First Data to perform its respective work, which cooperation shall include:

(i) providing First Data such access to any relevant RCSI and RCSI Affiliate facilities from which such data is transmitted as is reasonably necessary for First Data to perform the relevant Production Services;

(ii) providing access to the RCSI System to the extent reasonably necessary for First Data to perform the Production Services and permitted under any underlying agreements with third parties; and

(iii) providing any other information that a person with reasonable commercial skills and expertise would find reasonably necessary for First Data to perform its work.

(b) First Data shall promptly notify RCSI if an act or omission of a third party or RCSI may cause a problem or delay in providing the Production Services, and RCSI shall use commercially reasonable efforts to work with First Data to prevent or circumvent such problem or delay.

(c) RCSI shall use commercially reasonable efforts to provide First Data with at least thirty (30) days advance notice, or such longer period of advance notice as may be reasonable under the circumstances, of changes to or affecting data transmissions or file feeds to the First Data System.

3.	PRINT PRODUCTION SERVICES

3.1	Basic Production Services for Statements and Letters

Subject to separate billing rules in accordance with the provisions of Schedule C, First Data shall perform the Basic Production Services for Statements and Letters (Billing Element Numbers 0601, 7471, 7801) which are:

(a) First Data shall receive, collect, organize, decipher and present (in tangible written form) print-ready data collected from the First Data System (as defined in the TSA), relevant RCSI systems or an equivalent third party source.

(b) From the data referenced in Section 2 above, First Data shall prepare the Statements, Letters and Other Correspondence in the format required by RCSI Rules (e.g., paper) in quantities and on the schedule as agreed by the Parties and subject to Section 3.5(h). The process for the printing and mailing of Paper Statements under this Section 3.1 is described in Exhibit A-1 to this Agreement. Based on RCSI Rules in each instance, First Data’s responsibilities shall include the following:

(i) Subject to the provisions of Schedule C, provide Statements, Statement Packages and Letters in accordance with the following specifications: 6 15/16 x 11 inch form stock, simplex, black and white, 20 or 24 lb paper, 20 or 24 lb envelopes, insert processing, outside envelopes and remittance envelopes for *** pages.

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(ii) Obtain release from RCSI which RCSI will attempt to provide no later than 7:00 am ET prior to Statement, Statement Package, and Other Correspondence release into production of Statements, Statement Packages, and Other Correspondence. Regardless of whether First Data has received release from RCSI in accordance with this Section, First Data may begin the production process as of 7:00 a.m. ET.

(iii) Correct all errors in a timely fashion (which correction shall be at the sole cost of First Data in the event that any error is caused by First Data).

(iv) Print Statements, Letters and Other Correspondence (to the extent Other Correspondence is not supplied by third parties).

(v) Ensure form and Form Type compliance with First Data requirements as they may change from time to time; and

(vi) Subject to Section 3.1(b)(ii), provide RCSI with the opportunity for prior review and approval of Statements, Letters and Other Correspondence prior to Commingling, and subject to the requirements surrounding Holds in this Agreement.

(c) Based on RCSI Rules in each instance (and as required by RCSI) First Data shall perform the functions necessary to insert, sort, zip sort and Release into the USPS Mailstream all Statements, Letters and Other Correspondence. First Data’s responsibilities shall include the following:

(i) Review marketing and legal material received from RCSI, RCSI Affiliates or RCSI Customers (or their agents) to determine (in accordance with weight restrictions for mailings and RCSI Rules), whether and when such materials will be included in the applicable Statement, Letters and Other Correspondence mailings. RCSI will abide by the insert specifications provided to RCSI by First Data as of the Effective Date. The Parties will mutually agree to any material changes to the inserts specifications after the Effective Date, and neither Party will unreasonably withhold consent to such changes. First Data will use commercially reasonable efforts to accommodate exceptions to the insert specifications to the extent reasonably possible consistent with the Parties’ past practices prior to the Effective Date (including First Data providing feedback to RCSI if the inserts provided are not in compliance with First Data’s specifications).

(ii) Trim, burst, fold and insert Statements, Letters and Other Correspondence and other RCSI-approved materials into the correct envelopes in the order and priority required by RCSI Rules.

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(iii) Supply and affix the required postage prior to zip sorting those envelopes being delivered to their respective intended recipients by the USPS or other non-USPS mail courier.

(iv) Seal and Release into the USPS Mailstream or release to the other non-USPS mail courier (in compliance with the time frames required by RCSI) envelopes containing Statements, Statement Packages, Letters and Other Correspondence and/or other RCSI-approved material that are to be delivered to their respective intended recipients by the USPS or other non-USPS mail courier.

(v) Confirm to RCSI Release into the USPS Mailstream, or other non-USPS mail carrier, of Statements, Statement Packages, Letters and Other Correspondence and associated materials.

(vi) In the event that any Statement, Statement Package, Letter, or Other Correspondence is returned to First Data by the USPS or any other non-USPS mail courier, First Data shall identify the appropriate Cardholder or RCSI Customer Account, notify RCSI that the Statements, Statement Package, Letters and Other Correspondence have been returned, and comply with RCSI Rules; and

(vii) Provide at least fourteen (14) pocket insert capability to support the *** Portfolio.

3.2	SCS Services

(a) From the data referenced in Section 2 above, First Data shall prepare the Statements, Letters and Other Correspondence for SCS Services in the format required by RCSI Rules (e.g., paper) in quantities and on the schedule agreed by the Parties and subject to Section 3.5(h). The process for the printing and mailing of Paper Statements under this Section 3.2 is described in Exhibit A-1 to this Agreement.

(b) First Data shall in addition to the Basic Production Services for Statements and Letters set forth in Section 3.1 provide to RCSI a suite of certain communication related services (the “SCS Services”). The SCS Services shall be composed of the following groups of services as described below: Correspondence DirectorSM Services, IntelliColorSM Services, First Data DecisionQuest® Services, and eMessengerSM Services and are more fully described below.

(c) As of the Effective Date, First Data has not implemented the SCS Services for all the RCSI Customers and portfolios. First Data will implement the SCS Services in accordance with the timeframe and description set forth in Exhibit A-2.

(d) Attached as Exhibit A-3 is a sample page of a Statement produced as of the Execution Date on the Drop on Demand technology. The sample contained in Exhibit A-3 shall be the quality baseline for the output First Data produces from the Print Production Services after April 1, 2010. The Parties acknowledge that the appearance of any particular Statements, and as applicable Letters, will contain minor variations depending on the image being presented thereon. Except as otherwise provided in this Section, Exhibit A-3 is attached for example purposes only and its inclusion in this Agreement in no way alters

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First Data’s obligations hereunder. The Parties acknowledge that the attached sample itself may degrade over time, and therefore, upon mutual agreement, the Parties may refresh the sample as necessary.

(e) Certain of the SCS Services have been bundled together for purposes of pricing in accordance with billing element 7814 (the “Basic Bundled SCS Statement and Letter Services”). Subject to separate billing rules in accordance with the provisions of Schedule C, First Data will perform the following Basic Bundled SCS Statement and Letter Services:

(i) First Data will print Statements and Letters using 6 15/16 x14 inch, white, 24lb bond MOCR paper, envelopes in approximately the following distribution: *** 20 lb, *** 24 lb, *** 28 lb envelopes.

(ii) Up to *** Form Types for Paper Statement Production are included in the Basic Bundled SCS Statement and Letter Services as of the Effective Date. First Data will also provide *** additional Form Type as part of the Basic Bundled SCS Statement and Letter Services for each new RCSI Customer portfolio added by RCSI after the Effective Date. RCSI and First Data will aspire to retain *** or less Form Types for Statements. There are no limitations on the number of Form Types for Letters or Other Correspondence. RCSI and First Data will aspire to retain approximately the number of Form Types for Letters as of the Effective Date or to the extent possible reduce the number of Form Types for Letters.

(iii) Duplex print for page one is included.

(iv) Print resolution will be a minimum of 360 x 360 DPI while running at the manufacturer’s then current recommended high-speed production speed. The Parties may mutually agree to change the production speed for the Production Services during the Term.

(v) As of April 1, 2010, these services include a four over one, color on front and black on back printing process. Print coverage on the front of the Statement will total 50%. Print coverage on the back will be black 15%. Coverage percentages are calculated based on uniform coverage over a page.

(vi) A single Setup consisting of two (2) perforation plates per page resulting the following perforation options per page: i) no perforations; ii) single perforation 3  1⁄2” from bottom; iii) two perforations 3  1⁄2” and 7” from top of page; iv) three perforations two perforations 3  1⁄2” and 7” from top and one perforation 3  1⁄2” from bottom of page.

(f) RCSI Portfolios Not on the First Data System (e.g.GECOM/Prox Portfolio/CARMS) SCS Services Requirements

(i) RCSI will send a raw data file containing variable data to First Data for the creation of the Letter production file and Statement file.

(ii) Statements and Letters will be composed by First Data on the Correspondence DirectorSM platform.

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(g) SCS Services Proofing and Testing Support

(i) For the RCF Portfolio and the SF Portfolio Prebill and checker files:

(A) First Data will make the prebill file and the checker file available in color for RCSI to approve.

(B) First Data will store such prebill and checker files in AFP for sixty (60) days.

(C) For Rerun files, First Data will make the Rerun checker file available in color for RCSI to approve.

(D) First Data will store such Rerun checker files for sixty (60) days in AFP in accordance with the TSA.

(ii) For SF Portfolio Statements, First Data will send RCSI an electronic copy of the images and logos for RCSI to proof and approve.

(iii) For the RCF Portfolio Statements, First Data will send RCSI a printed color Statement, rendered in a similar color quality as the color printer used in production, for RCSI to approve. RCSI may request to have the RCF Portfolio’s image and logo proofs printed on the Business Color Proofer and sent to RCSI to approve. The Business Color Proofer resides in the First Data Image Composition Group and renders a similar color quality output of the image as the color printer.

(iv) The Parties will mutually agree to any changes to the processes set forth in this Section. Proofing requirements other than those set forth in this Agreement or otherwise mutually agreed to will be billable to RCSI at the contractual programming rate as set forth in Schedule C.

(v) Test or production samples developed specifically for RCSI will not be provided to current First Data clients or future prospects of First Data without the prior written approval of RCSI.

(h) Scanning and Overlay Specialists (SOS)

(i) RCSI shall submit all images and logos (black & white and color) to be scanned and given image IDs to First Data in a format compliant with First Data’s specification guidelines as of the Effective Date. All changes to First Data’s specifications after the Effective Date will be mutually agreed by the Parties.

(j) eMessenger Services

(i) First Data shall perform the eMessenger Services as of the Effective Date in accordance with billing elements 4726, 4730, 4732, 4733, and 4738 as provided in Exhibit C-4 to Schedule C.

(ii) Electronic eMessenger Statement “Soft/Hard Bounce” Process

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With respect to Electronic Statements in the event of a Soft or Hard Bounce, the following applies:

(A) In the event of a Soft Bounce, which means that the receiving email server (i.e. Yahoo) returned an error message, which may be due to several things including a server issue or no room in the receiver’s “inbox” (“Soft Bounce”), First Data will attempt to deliver messages that have experienced a Soft Bounce in intervals of twelve (12) hours for three (3) attempts. If a message Soft Bounces three (3) times, it is then treated as a Hard Bounce.

(B) A “Hard Bounce” is a message that has (i) experienced a Soft Bounce three (3) times; or (ii) a message that cannot be delivered due to an invalid email address. When a Hard Bounce occurs, First Data sends a letter to the Cardholder that informs the Cardholder that they are being un-enrolled for Electronic Statement delivery.

(C) After a Hard Bounce, First Data then sends the Statement to the next available print cycle for print and mail. Day Zero begins when the Electronic Statement enters the print cycle for production.

3.3	Specific Requirements Regarding Letters

(a) First Data will provide full color printing on the front side of the page for Letters printed under the SCS Services.

(b) For Letters on the ABC and Crown platforms, First Data will print logos in color.

(c) First Data will generate Collection Letters and mail them via USPS certified mail via the USPS.

3.4	Print Production Services Inventory.

(a) Print Production Services Inventory Management.

(i) As requested by RCSI (and pursuant to RCSI Rules) First Data shall provide inventory management (including secure and proper handling thereof) of Statements, Letters and Other Correspondence and the insert materials, forms and envelopes. “Inventory Management” means First Data receiving materials, performing quality checks of materials, weighing, counting, and tracking materials, and recording the storage location and type of materials.

(ii) As part of its Inventory Management functions, First Data shall inventory all materials sent out and received by First Data.

(iii) First Data will maintain an inventory of all Active Collateral used by First Data during the previous calendar month. First Data will conduct a *** audit of the Active Collateral inventory within ten (10) Production Days of the expiration of the previous calendar month, and First Data will provide RCSI with a report upon completion of the ten percent (10%) audit.

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(iv) *** Inventory. If First Data exhausts the allotted *** inserts in the middle of a production cycle, First Data shall complete the remainder of that *** production cycle without including the exhausted inserts in the *** Statement Package for that cycle. During the following production cycle(s), in the event that there are excess *** inserts remaining in the inventory, First Data will exhaust the remaining *** inserts supply.

(v) First Data shall make available to RCSI on-line inventory management reports for Statements, Letters and Other Correspondence insert materials, forms and envelopes. To the extent reasonably possible First Data shall use available WMS functionality as of the Effective Date to support the on-line inventory.

(b) Print Services Inventory Procurement.

As requested by RCSI (and pursuant to RCSI Rules) First Data shall order and stock materials required for Statement, Letters and Other Correspondence production, including envelopes and paper, so that there is a sufficient supply available at all times to perform the Production Services.

(c) Obsolete Print Services Inventory.

(i) On a rolling six (6) month calendar basis beginning on the Effective Date, First Data shall conduct a complete inventory of any materials that have not been used by First Data during the past six (6) calendar months (“Inactive Collateral”), and First Data will provide RCSI with a report upon completion of the inventory. Test samples, scrap inventory adjustments, or items shipped to RCSI will not be considered a production issuance for determining whether stock is Inactive Collateral.

(ii) First Data shall, at its own expense, dispose of any Inactive Collateral resulting from the routine course of production.

(iii) Once an inventory item has been identified as being Inactive Collateral, First Data will notify RCSI to determine whether the item should be destroyed or shipped to RCSI or an RCSI Customer. RCSI shall respond to First Data within thirty (30) days of the receipt of the notice. First Data must destroy or ship any Inactive Collateral within thirty (30) calendar days of such notification to destroy or ship by RCSI.

3.5	Other Print Production Services

(a) Replacement Statements

Upon request by RCSI, First Data will prepare, print and Release into the USPS Mailstream Replacement Statements. Replacement Statements will be printed in black and white. Such Replacement Statements will also be stored as black and white on AFP OnDemand.

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(b) Document Archival

Until such time as the Parties execute a statement of work, amendment or other written document addressing new document archival functionality, in accordance with the TSA, First Data will use the AFP OnDemand product and functionality existing as of the Effective Date for document archival purposes under this Agreement.

(c) MICR Usage for Checks, Coupons, and Other Correspondence.

(i) First Data shall perform Magnetic Ink Character Recognition (MICR) printing for Checks, Coupons, and Other Correspondence. IntelliColorSM Services support the use of spot MICR. RCSI and First Data will mutually agree on a signal strength range. More than 8 million MICR items in a month will incur an additional fee at the charge set forth in Schedule C.

(ii) Additionally, First Data currently provides IntelliColorSM unique security features of void pantograph and microprint lines for Checks. This is in addition to Account number verification, amount in words legal amount field, Check digit validation, colored ink, decorative border, document fraud deterrent icon, embedded data and magnetic ink. As additional security technology becomes available for this process, the Parties may, upon mutual written agreement, incorporate such technology into the Production Services.

(d) Reprints.

(i) First Data will communicate the problem potentially necessitating a Reprint to the RCSI Production team, who will determine whether the Statement, Letter or Other correspondence can be Released into the USPS Mailstream.

(ii) If RCSI determines that the Statement, Letters, or Other Correspondence do not conform to the RCSI Rules, the previously printed Statement, Letters and Other Correspondence will be identified, re-spooled, re-printed and mailed.

(iii) First Data will complete a Root Cause Analysis with corrective action taken.

(iv) Color and black and white Statements and MICR color and black and white Statements damaged during the production process will be reprinted no later than with the next day’s production work at no additional charge to RCSI.

(v) Color and black and white Statements with no MICR will be reprinted in color or black and white, depending on the original set-up of the Statement. Color and black and white Statements with MICR will be reprinted in black & white MICR toner.

(e) Reruns.

(i) RCSI Rules determine when Statements, Letters and Other Correspondence must be re-run.

(ii) A Rerun scenario may occur both prior to Statements being launched to print or after they are in production.

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(iii) With consensus of the First Data and RCSI, First Data will re-schedule all of the necessary work in to the production platform for it to be re-processed, re-printed, inserted and Released into the USPS Mailstream with the earliest possible cycle/mail date.

(iv) First Data will complete a Root Cause Analysis with corrective action taken.

(v) Color Statements and MICR color Statements damaged during the production process will be reprinted no later than with the next day’s production work at no additional charge to RCSI.

(vi) Color statements with no MICR will be reprinted in color. Color Statements with MICR will be reprinted in black & white MICR toner.

(f) First Data will work with RCSI to aspire to retain approximately the number of insert strategies as of the Effective Date or to the extent possible reduce the number of insert strategies (excluding inserts provided by third parties).

(g) Convenience Checks. First Data will print and mail convenience Checks as part of the Production Services.

(h) In the event of ad hoc unique special mailings, the Parties will mutually agree on format, quantity and timeframe.

(i) Paper and Envelopes

(i) After First Data converts to the Drop on Demand technology, RCSI may elect to use any paper within the weight range of *** pounds for Print Production Services, subject to First Data’s reasonable review, testing, and acceptance of such testing results (which results shall not be unreasonably rejected by First Data). First Data testing includes testing on all equipment (i.e. print, insertion and zipsorting equipment) and processes potentially affected by any change in paper weight. First Data will perform such testing at no additional charge.

(ii) RCSI may elect to use envelopes weighted at *** pounds subject to First Data’s reasonable review, testing, and acceptance of such testing results (which results shall not be unreasonably rejected by First Data). First Data testing includes testing on all equipment (i.e. print, insertion and zipsorting equipment) and processes potentially affected by any change in envelope type. First Data will perform such testing at no additional charge.

(iii) First Data will use commercially reasonable efforts to accommodate RCSI’s requests for changes to paper weight and envelope type during the Term. First Data will allow reasonable access to industry experts and/or consultants to review and test the equipment and processes.

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4.	PLASTICS PRODUCTION SERVICES

4.1	Basic Production Services for Embossing

First Data shall perform the Basic Production Services for Embossing (Billing Element Number 7473) which are:

(a) Transaction Card Production, Insertion and Distribution.

First Data shall:

(i) Receive and inspect all plastics required in Transaction Card Production.

(ii) Notify suppliers, and obtain replacements or credits for, plastics that do not meet the applicable specifications. Custom materials may be ordered with RCSI’s approval pursuant to plastic proof or RCSI may order its own plastics.

(iii) Collect, organize and present (including embossing tapes) the necessary emboss-ready data collected from the First Data System (as defined in the TSA), the RCSI System or an equivalent third party source, including any relevant electronic Transaction Card files from RCSI or RCSI Affiliates and any other files containing information concerning production of the Transaction Cards.

(iv) Accurately and timely emboss Transaction Cards, including adding text, numbers and logos in compliance with RCSI’s specifications and approved embossing parameters.

(v) Accurately and timely encode Transaction Cards.

(vi) Accurately and timely print required Cardholder information on Card Carriers.

(vii) Provide design support, including support related to magnetic strip parameters.

(b) Based on RCSI Rules in each instance, First Data shall perform all functions necessary to insert, sort, mail and timely, reliably and accurately deliver to their intended recipients Transaction Card Packages and related materials. First Data’s responsibilities shall include the following:

(i) Print and fold Card Carriers.

(ii) Data match Transaction Cards and the Card Carriers.

(iii) Insert and append Transaction Cards onto the corresponding Card Carriers.

(iv) Insert the Card Carriers (and affixed Transaction Cards) and other RCSI-approved materials into the correct envelopes in the order and priority required by RCSI Rules to create the Transaction Card Package.~~.~~

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(v) Supply and affix the required postage and zip sort for those Transaction Card Packages being delivered to their respective intended recipients by the USPS or other non-USPS mail courier.

(vi) Seal and Release into the USPS Mailstream the Transaction Card Packages and/or other RCSI approved material that are to be delivered to their respective intended recipients by the USPS or other non-USPS mail courier.

(vii) Confirm delivery to the USPS, or other non-USPS mail carrier, of the Transaction Card Packages and associated materials.

(viii) In the event that any Transaction Card Package is returned to First Data by the USPS or any other non-USPS mail courier, First Data shall identify the appropriate Cardholder or RCSI Customer Account, notify RCSI that the Transaction Card Package has been returned, and comply with any other relevant RCSI Rules.

4.2	Other Plastics Production Services

In addition to the Basic Production Services for Embossing, First Data shall perform the following additional Plastics Production Services:

(a) Accurately and timely include and print the CVV number on the reverse side of the Transaction Card.

(b) Accurately and timely produce replacement, duplicate, and secondary cardholder Transaction Cards charged on a per plastic basis (as and when requested by RCSI) and mail such Transaction Cards to the specified address set forth in the request.

(c) Perform (as requested by RCSI or in the RCSI Rules) services respecting the following: ultragraphic/graphic imaging, card labeling (including activation labels), card mailers, Rush Plastics and Same-Day Plastics, PIN mailers and card pulls.

(d) As applicable per RCSI Rules or as instructed by RCSI, match photo supplied in data files with the single photo upon the Transaction Card.

(e) Perform Mass Re-Issues in accordance with the RCSI Rules. “Mass Re-Issue” means Transaction Card Packages that are force triggered by RCSI and not automatically triggered by the First Data System, the RCSI System or Commingled with daily Transaction Cards, and require a capacity reservation form for production scheduling and a project request for any design changes needed to facilitate the production.

4.3	PayPass Plastics Services for the *** Program

(a) In connection with the *** Program, First Data shall provide RCSI with card personalization, Chip Personalization and other related services (hereinafter referred to as the “PayPass Plastics Services”).

(b) First Data will perform the PayPass Plastics Services for the *** Program, including the following:

(i) Chip Personalization of the RFID Cards pursuant to the RCSI Chip Personalization Parameters, RCSI’s designs and instructions, and the PayPass Specifications, which are provided in Exhibit A-5.

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(ii) Cryptography Services:

(A) ***

(B) ***

(C) ***

(iii) Key Management Services:

(A) ***

(B) ***

(C) ***

(D) ***

(c) Plastic card fulfillment for PayPass Plastics Services shall be provided through First Data’s PEP system, using PEP card carriers.

(d) First Data shall not, in connection with PayPass Plastics Services for the *** Program, be required to provide Chip Personalization Services for monthly RFID Card volumes in excess of 350,000, unless otherwise mutually agreed upon in writing by the Parties. RCSI shall in any event comply with First Data’s existing capacity reservation processes in connection with its use of the PayPass Plastics Services to the same extent that RCSI is so required to comply with such capacity reservation processes in connection with mag-stripe plastics.

(e) Hand Emboss Services and Photocard Services are not available in connection with the PayPass Plastics Services.

(f) First Data shall be responsible for damage to RFID Cards, solely for volumes in excess of three percent (3%) of the total volume of RFD Cards with respect to which First Data provides PayPass Plastics Services to RCSI hereunder, and solely to the extent such damage occurs while such RFID Cards are in First Data’s possession. Any such damaged RFID Cards shall be shredded by First Data pursuant to the terms set forth in the PSA. In no event shall First Data be responsible for any damage to any RFID Cards following their removal from First Data’s facilities.

4.4	Transaction Card Natural Re-Issue

For Natural Reissue Plastic (PLCC and DC portfolios utilizing plastic expiration date logic) production, First Data will perform the following:

(a) On day one (1) of the month prior to the month of the expiration date of a Transaction Card, the mainframe creates an embossing file with all Accounts that “qualify” for reissue.

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(b) Qualification is determined by RCSI driven PCF and Rules setting.

(c) At a minimum this file will be segmented into four (4) separate embossing tapes of an equal proportion.

(d) At the beginning of each week, during the month prior to the month of the expiration date of a Transaction Card, these separate embossing tapes will be launched into production.

(e) Each embossing tape will be completely produced and mailed with fifteen (15) calendar days or ten (10) Business Days, whichever is greater, with a commitment that First Data will produce and mail all reissue packages by the last day of the month prior to the month of the expiration date of a Transaction Card.

4.5	Plastics Production Services Inventory.

(a) Plastics Services Inventory Management.

(i) As requested by RCSI (and pursuant to RCSI Rules) First Data shall provide Inventory Management (including secure and proper handling thereof) of plastics and Transaction Cards, Card Carriers, envelopes, forms and related insert material.

(ii) As part of its Inventory Management functions, First Data shall inventory all materials sent out and received by First Data.

(iii) First Data will maintain an inventory of all Active Collateral used by First Data during the previous calendar month. First Data will conduct a *** audit of the Active Collateral inventory within ten (10) Production Days of the expiration of the previous calendar month, and First Data will provide RCSI with a report upon completion of the *** audit.

(iv) First Data shall make available to RCSI on-line inventory management reports for Transaction Cards, plastics, insert materials, forms and envelopes. To the extent reasonably possible First Data shall use available WMS functionality as of the Effective Date to support the on-line inventory.

(b) Plastics Services Inventory Procurement.

As requested by RCSI (and pursuant to RCSI Rules) First Data shall order and stock materials required for plastics, Card Carriers, envelopes, forms and related insert material, so that there is a sufficient supply available at all times to perform the Production Services. RCSI agrees to provide First Data with special order quantities for new portfolio setups, dailies, natural re-issues, Mass Re-issues, flips and other one-time projects as requested by RCSI.

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(c) Obsolete Plastics Services Inventory.

(i) On a rolling six (6) month basis beginning on the Effective Date, First Data shall conduct a complete inventory of the Inactive Collateral related to the Plastics Production Services, and First Data will provide RCSI with a report upon completion of the audit. Test samples, scrap inventory adjustments, or items shipped to RCSI will not be considered a production issuance for determining whether stock is Inactive Collateral.

(ii) First Data shall, at its own expense, dispose of any Inactive Collateral resulting from the routine course of production.

(iii) Once an inventory item has been identified as being Inactive Collateral, First Data will notify RCSI to determine whether the item should be destroyed, shipped to RCSI or an RCSI Customer, or whether RCSI would like First Data to arrange for storing such items for future use. RCSI shall respond to First Data within 30 days of the receipt of the notice. First Data must destroy or ship any Inactive Collateral within thirty (30) calendar days of such notification to destroy by RCSI.

4.6	Digital Card Print Services.

(a) First Data will provide RCSI with digital card print services in connection with the Plastics Production Services (the “Digital Card Print Services”). The Digital Card Print Services shall include receipt by First Data of various digital images or marks from RCSI or third parties as contracted by RCSI, First Data’s preparation of the submitted images or marks for card application, and First Data’s application of such digital images or marks to plastic stock on an as-needed basis. Digital Card Print Services shall be performed in accordance with the description of services set forth in Schedule C of this Agreement at the rates set forth therein.

(b) First Data will provide PlastiCard Image Management, which is the acceptance and management by First Data of each remotely scanned image for use on the First Data PlastiCard Custom Services Imaging Center database to be used for digitizing on a “white” plastic. The service includes storage of scanned images for up to five (5) years. This is a one-time fee assessed when First Data receives the image and can be used for replacement cards, account transfers, etc.

(c) First Data will prepare digital images and apply each stock level digitally prepared image edge-to-edge on a Transaction Card. The service includes a CardGuard seal over the digital image. Application of each Cardholder level digitally prepared image edge-to-edge on a Transaction Card and includes a CardGuard seal over the digital image.

5.	TECHNOLOGY USED TO PERFORM THE PRODUCTION SERVICES

5.1	Print Production Services

(a) As of the Effective Date, First Data shall continue to utilize its technology used prior to the Effective Date to print Statements, Letters and Other Correspondence.

(b) In accordance with Section II of Exhibit A-2, First Data will implement by April 1, 2010 Drop on Demand technology using variable drop size technology (or its equivalent) in order to perform the Print Production Services.

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(c) First Data shall (i) ensure that no *** Statements, Letters, and Other Correspondence are produced using two different technologies at all times during the Term; and (ii) make commercially reasonable efforts to produce the non-*** RCSI Customer Statements, Letters, and Other Correspondence for an individual RCSI Customer on a single technology at all times during the Term.

5.2	Plastics Production Services

As of the Effective Date, First Data shall continue to utilize its technology, subject to Section 6.4(b), used prior to the Effective Date to perform the Plastics Production Services.

6.	SUPPORT SERVICES

6.1	Introduction

Based on RCSI Rules in each instance, First Data shall perform the functions necessary to support the Production Services specified by RCSI (“Support Services”). First Data’s responsibility shall include the following Production Services provided in this Section 6:

6.2	Perform Quality Checks and Reviews of Production Output of Transaction Cards, Letters, Statements and Other Correspondence.

(a) First Data shall perform quality checks and reviews of production output of Transaction Cards Packages, Statement Packages, Letters, Statements and Other Correspondence as reasonably requested by RCSI. Such quality checks include: the quality sampling included in Exhibit B-1 (Service Level Metrics), pre-production sampling and quality reviews, and other quality checks as agreed by the Parties.

(b) First Data will provide scanned images to RCSI for RCSI internal audit upon request by RCSI.

6.3	RCSI Customer Requirements

Certain RCSI Customers have unique production and processing requirements and First Data shall perform the functions necessary to support the Production Services (as specified by RCSI) for such RCSI Customers from time to time.

6.4	Mail Tracking and Barcoding

(a) First Data will perform mail tracking Production Services, including:

(i) Track all mail at the Account level; and

(ii) Provide the Account number for all tracked mail that has missed the 2 Day SLA to RCSI within five (5) Production Days of not achieving the two (2) day Statement Cycle Time.

(b) First Data will perform the following functions with regard to barcoding:

(i) First Data will implement in accordance with Exhibit A-2 the technology referenced in this Section 6.4(b) by April 1, 2010.

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(ii) First Data will utilize camera technology that reads barcodes placed on materials and interfaces with a control file. Through reading and tracking the barcoding on selected materials, First Data will track and validate that the correct materials are being utilized in performing the Production Services.

(iii) For items procured by First Data, First Data will print two dimensional barcodes onto forms (excluding white forms), Card Carriers, envelopes and inserts.

(iv) For items not printed by First Data, RCSI will print the two dimensional barcode onto the items which barcodes comply with First Data requirements that have been made known to RCSI as of the Effective Date. Any changes to these requirements shall be mutually agreed by the Parties.

(v) First Data will scan the two dimensional barcodes that comply with First Data requirements that have been made known to RCSI as of the Effective Date onto forms (excluding white forms, which will only contain the inserting machine instruction barcode), Card Carriers, envelopes and inserts. Any changes to these requirements shall be mutually agreed by the Parties.

(vi) First Data will create and maintain a control file that contains RCSI’s requirements for inserts included on the bill of materials.

(vii) Insert machines at all First Data facilities from which First Data is providing the Production Services will have cameras mounted on the portions of the stations that pull material and scan the barcodes. In the event that the information obtained from the scanned barcode does not match the information contained in the control file, First Data will Hold the production process, will intervene manually, and will resolve the mismatched production error. First Data will restart the production process upon resolution of the issue identified during the barcoding process.

(viii) Print engines have cameras mounted on each engine or within the paper path as determined adequate for each hardware type.

(ix) Manual processing procedures will require validation via handheld scanners. These processes will be evaluated over time and may be adjusted as mutually agreed by the Parties.

6.5	POSTAGE RELATED SERVICES

(a) First Data shall comply with all USPS mailing requirements (e.g. Tap Test requirements).

(b) First Data shall Commingle the mail for Print Production Services related mail and Plastics Production Services related mail for RCSI as well as First Data’s other clients’ white mail.

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(c) First Data shall maintain or improve the discount, mailing, distribution or other agreements with USPS or other non-USPS mail couriers, including but not limited to CASS Certification subject to the other provisions of this Section 6.5 and Section 3 of Schedule C (Postage).

(d) First Data shall perform marketing and postal weight management-related services in accordance with the instructions from First Data Decision Quest Services or other applicable decision or instruction tool services. Such services shall include (i) accepting inputs of 0.001 ounce increments for the fields and associated calculations for Statement component weights, and (ii) utilizing *** ounces as the set point for maximum fulfillment package weight before transitioning from USPS 1 ounce mail rate to the USPS 2 ounce mail rate for all RCSI Customers except for ***, which shall operate at *** ounces.

(e) First Data shall perform *** seven (7) day Mail pass for the Print Production Services excluding the First Data Holidays. First Data shall perform *** six (6) day Mail pass for Plastics Production Services, excluding Sundays and First Data Holidays. This Section is subject to the regulations, laws and rules governing the USPS and its mail acceptance.

(f) Either Party shall have the right to reject any proposed envelope design which will violate applicable USPS regulations.

(g) First Data shall provide RCSI with the ability to track postage costs incurred at the RCSI client level.

6.6	Design Support Services

First Data will perform the following design Support Services:

(a) Provide design support for Statement, Letters, Other Correspondence Form Types.

(b) Provide design support for Transaction Card and Card Carriers.

(c) Implement and execute at least *** of all SOS image and PEP template M cycle proofs within five (5) Working Days from the time set up is complete in M cycle.

6.7	PROBLEM MANAGEMENT SERVICES

(a) General First Data Responsibilities.

First Data shall identify, track and manage the problems arising from or relating to the Production Services (“Problem Management” and “Problem Management Services”). First Data shall implement and maintain processes and procedures under which a single point of contact has end-to-end responsibility for each problem arising from or relating to the Production Services in order to minimize redundant contacts with RCSI. First Data shall provide to RCSI a copy of the Problem Management policies and procedures.

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(b) Specific First Data Responsibilities.

(i) First Data’s responsibilities with respect to Problem Management Services shall include the following:

(A) Identifying, resolving, and performing a Root Cause Analysis of all problems within five (5) Working Days of First Data’s receipt of notice of the problem;

(B) Logging reported problems upon receipt from RCSI (or its third party providers) as identified by First Data;

(C) Monitoring, controlling and managing each problem arising from or relating to the Production Services until it is corrected or resolved to the satisfaction of RCSI;

(D) Correcting or resolving all problems relating to the Production Services in the times set forth by RCSI (problem corrections will be subject to verification by the authorized RCSI affected end user or control person) (correcting First Data-caused errors at First Data’s expense);

(E) Adhering to the procedures for problem escalation, review and reporting as agreed upon by the Parties and also taking appropriate measures to avoid recurrence of problems; and

(F) Monitoring, measuring and providing reports in the format required by RCSI related to problems, including statistics on the types of problems, total number of problems, outstanding problems and resolution times (including the average time to resolve problems) for the Production Services in general, for specific portions of the Production Services, and for individual RCSI Affiliates and RCSI Customers.

(ii) First Data shall maintain on-going communication with RCSI with respect to the problems from notification through until final resolution. First Data shall, for each problem, provide prompt notification to RCSI of system outages or processing delays and shall otherwise provide regular and timely progress updates that clearly indicate the nature of the problem, the estimated time to correction, and potential short-term alternatives. First Data shall make known to RCSI information regarding the status of significant problems on at least a daily basis (or more frequently as appropriate). First Data shall track and report any backlog of unresolved problems.

(iii) First Data shall engage and manage third party First Datas and vendors as necessary to localize and resolve problems that arise from or relate to the Production Services consistent with the RCSI Vendor Material Guidelines.

6.8	DISASTER AND BUSINESS RECOVERY

(a) General

First Data shall perform the following functions regarding disaster recovery for the Production Services:

(i) First Data shall provide RCSI a synopsis of its Production Services disaster recovery plan and will implement the plan as required by the plan. In the event that any of the terms of First Data’s Production Services disaster recovery plan conflict with the terms of this Agreement, the terms of this Agreement shall control.

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(ii) First Data shall provide support (as reasonably requested by RCSI) to meet RCSI’s disaster recovery and business recovery requirements. In connection with that support, First Data shall participate (as required by RCSI) in RCSI disaster recovery tests. First Data will use reasonable efforts to accommodate RCSI’s disaster recovery and business recovery requirements. To the extent there are requirements First Data cannot accommodate, First Data will make reasonable efforts to find alternative solutions.

(iii) If such requirements and related accommodations would require system modifications or provision of unique services, such modifications or services may be considered New Production Services or RCSI-Initiated System Enhancements, if and as applicable.

(iv) In the event of a disaster event ***

(v) In the event of a disaster event or Outage at either (but not both) First Data output print and mail facility in Omaha:

(A) First Data will recover the impacted site’s production volume at the alternate Output location in order to commence provision of Production Services within ***. To the extent applicable, such services remain subject to Section 16.3 (Force Majeure) of the Agreement, including with respect to performance of Service Levels.

(B) First Data will implement a 24x7 work schedule that supplements the operations staff during breaks and lunches so that production equipment will only stop for required maintenance.

(C) First Data will redirect the necessary files from the host to the alternate Omaha site.

(D) First Data will create and substitute with generic materials if an adequate supply of the custom stock is not immediately available at the alternate site from off-site storage.

(E) First Data will include regulatory inserts if they are available at the time of the insertion process.

(F) First Data has assumed that a disaster will occur during one shift, so First Data will supply approximately two-thirds of the impacted site’s staffing to staff the alternate site’s work force.

(G) First Data will provide transportation to the alternate site if necessity dictates.

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(vi) In the event that there is a disaster event that impacts both print facilities in Omaha, First Data has *** will make commercially reasonable efforts to restore the Production Services in accordance with Section 16.3 of this Agreement.

(vii) In the event there is a disaster event at either (but not both) First Data plastics facility:

(A) First Data will recover the impacted site’s production volume at the alternate output location in order to commence provision of Production Services within ***. To the extent applicable, such services remain subject to Section 16.3 (Force Majeure) of the Agreement, including with respect to performance of Service Levels.

(B) First Data will implement a 24x7 work schedule that supplements the operations staff during breaks and lunches so that production equipment will only stop for required maintenance.

(C) First Data will redirect the necessary files from the host to the alternate site.

(D) Marketing materials will not be included plastics mailings.

(E) The alternate production site will support standard embossing services, prioritized by Same Day Plastics, Automatic Rush Embossing, dailies, and natural reissues. One time Mass Re-Issues will be prioritized as mutually agreed.

(viii) In the event that there is a disaster event that impacts both plastics facilities, First Data has *** will make commercially reasonable efforts to restore the Production Services in accordance with Section 16.3 of this Agreement.

(b) Disaster recovery for SCS Services:

(i) First Data will test secondary color printing equipment located in an alternate First Data facility with RCSI printing once per year to validate that the alternate color printing equipment maintains proper disaster recovery functionality. First Data will provide these test results to RCSI no later than five (5) Business Days after completion of the test.

(ii) If, as a result of an Outage, First Data has reduced capacity on the color printers First Data uses to provide SCS Services for RCSI, First Data may print certain RCSI portfolios in black and white in accordance with Section 6.8(b)(ii)(D) during the time period from the occurrence of the Outage until such Outage is cured and color printing at full capacity resumes (the “Outage Cure Period”), then

(A) First Data’s standard black and white pricing under Schedule C of this Agreement shall apply, and

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(B) Black and white Statements and Letters printed under this Section will be charged as a Basic Bundled SCS Statement and Letter Service charge.

(C) In no event will e-Messenger services or deliverables (and associated e-Messenger Pricing) be impacted as a result of an Outage.

(D) RCSI may ***

(iii) SCS Service Interruption Plan

First Data shall notify RCSI within six (6) hours of the occurrence of any outage affecting normal production procedures, including any service interruption to the color printer or unexpected downtime that jeopardizes Service Levels or legal regulatory turnaround times (an “Outage”). After discussion and review, a decision regarding the appropriate actions to take to address the Outage (e.g., whether to hold Statements or print in black and white, timing parameters, etc.) will be made by RCSI and communicated to First Data, and First Data will abide by RCSI’s instructions so communicated. Within five (5) Business Days of an occurrence of an Outage, First Data will furnish RCSI with a detailed description of the Outage, including its root cause and impact, and provide such other information relating thereto as RCSI may reasonably request. The term “Outage” shall not be construed to include capacity issues or concerns, and no service interruption to the color printer or downtime shall be permitted due to such issues or concerns provided RCSI provides appropriate capacity reservation documentation. Capacity of equipment shall not affect the printing of color Statements and First Data shall not substitute black and white Statements on that basis.

6.9	TRAINING

First Data shall provide training in accordance with the Production Services. Such training includes First Data’s online computer-based training, product training, and Fast Data training. Production Services training hours utilized are subject to the TSA pool of training hours set forth in Section 14 of Schedule C of the TSA.

7.	ANCILLARY SERVICES

7.1	Introduction

If during the Term, RCSI requests an Ancillary Service, upon the provision of such Ancillary Service to RCSI, such service will be deemed a Production Service and shall, pursuant to Schedule C-4 to Schedule C, be subject to the provisions of this Agreement.

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7.2	Ancillary Services Related to Print Production Services

First Data shall provide any of the Ancillary Services related to Print Production Services as of the Effective Date at the charges set forth in Exhibit C-4. Below are additional descriptions of certain of the Ancillary Services that have been used most frequently prior to the Effective Date that relate to Print Production Services:

Billing Element	Title	Description of the Ancillary Service

0622	Remittance Envelopes	This element identifies the charge for the envelope enclosed with the Statement to be used by the customer to remit payment.

4306	First Data Contractual Credits/Debits	This element identifies credit items owed to RCSI and various debit items (if any) are owed to First Data pursuant to this Agreement.

4369	Rebill Forms / Envelopes	This element identifies the charge for forms and envelopes purchased by First Data on RCSI’s behalf.

4398	Miscellaneous	This element identifies the charge for nontaxable miscellaneous charges in accordance with the course of dealing of the Parties prior to the Effective Date or as otherwise mutually agreed by the Parties.

4423	Statements - Paper Rebill	This element identifies the charge for paper used to create RCSI Statements that is purchased by First Data.

4705	Color Duplex-Black on Back 14”	This element identifies the charge for business inkjet color printed on the front side and black on the back side of a 14” x 6 15/16” or 14” x 8 1/2” form. This fee is incremental to black and white printing and mail preparation services. This charge does not include paper.

4713	Paper Quality 3	This element identifies the charge for treated grade 2 paper for color printing of documents. This charge is based on RCSI form’s dimensions.

4720	Correspondence Director	This element identifies the charge for each document composed using the Correspondence Director product. This charge is incurred for documents created for all output media and is an incremental fee per document and per output medium.

6040	Mail Tracker Services

This element identifies the count of Statements receiving PLANET codes based on the appropriate pricing tier established in First Data Schedule C.

The PLANET code is a second bar code applied to RCSI mailings in addition to the standard POSTNET bar code. At RCSI request, First Data applies PLANET codes to RCSI mailings to enable you to track the progress of each document. First Data uses the United States Postal Service Confirm tracking service. Each time RCSI document passes

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through a USPS sort facility, a scan of the bar code is captured and transmitted, enabling RCSI to track documents enroute to RCSI customers.

The First Data MailTracker service includes the transmission of one file to RCSI daily. Transmission of multiple files will result in an additional charge. The service also includes transmission of one file to RCSI’s vendor for USPS data processing, but does not include the transaction charges. The MailTracker service allows tracking of only one document by printing a single PLANET code on the Statement address line and/or the remittance address line, at RCSI’s discretion.

7186	Backers, Message Page and Letters	This element identifies the charge for each overlay created by First Data on RCSI’s behalf for use as a backer, message page, or letter. This service includes an original proof, two proof revisions, and a final proof to be approved by you before the information is moved into production.

7187	Checks, Coupons & Ad Messages	This element identifies the charge for creating Checks, Coupons, and advertising messages used on Statements. This service includes the production of proof copies, revisions, and all related activities to move information into production.

7197	Statement - Enterprise Page 1 Duplex	This element identifies the charge for each physical sheet of paper of a customer Statement, that is printed on both sides, and is produced by First Data using the Enterprise Presentation Statement service.

7199	Statement - Enterprise Addl Pages Duplex	This element identifies the charge for each physical sheet of paper of a customer Statement, that is printed on both sides, and is produced by First Data using the Enterprise Presentation Statement service. This charge is in addition to the charge for the first physical page of the Statement.

7325	Pre-press Form Setup	This element identifies the charge associated with creating new Statement form layouts. This element includes Statement layout and set up fees.

7522	Image Composition Rush	This element identifies the additional charge for requests sent to Image Composition for pre-printed form stock such as Statements, Letters, and year-end summaries, that do not meet the following standard turnaround times: Eight days from the time Image Composition receives the request to completion of the first set of proofs; Three days for changes after the first set of proofs have been created; Three days for creating negatives. Turn around times for

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laser-printed products/services from Advanced Function Presentation are as follows: Fifteen days lead time from submission of request form; Three days for revision.

7801	Print 11 in Simplex - Page 1 Cont	This element identifies the charge for each 11” simplex document page 1 printed. The document printing service includes all the processes necessary to laser print a document on a continuous form.

7806	Print/Mail Prep 14 In Dup Addl Pg Cont	This element identifies the charge for each 14” duplex additional page printed and prepared for mailing. The charge is applicable to each page in addition to the first physical page and is incremental to the charge for the Cont. Page 1 Duplex 14” Print.

7813	Print 11 in Duplex - Page 1 Cont	This element identifies the charge for each 11” duplex document page 1 printed. The document printing service includes all the processes necessary to laser print a document on a continuous form.

7826	Individual Coupon Count	This element identifies the charge for each individual occurrence of a Coupon prepared for print, electronic delivery, electronic display, or inclusion in an output file. This charge is incremental to the print, mail prep, electronic delivery, electronic display, output file, and transmission fees and does not include the charge for paper.

7896	STMT - ENTERPRISE PAGE 1 SIMPLEX - 14	This element identifies the charge for each one-side-printed first page of a 14-inch cardholder Statement produced by First Data using the Enterprise Presentation Statement service. The Enterprise Presentation Statement service allows you to electronically arrange the Statement form, including placement of the payment coupon, creation and placement of logos and graphics, and selection of font types and sizes.

7897	STMT - ENTERPRISE PAGE 1 DUPLEX - 14	This element identifies the charge for each duplex (print on both sides) first page of a 14-inch cardholder Statement produced by First Data using the Enterprise Presentation Statement service. The Enterprise Presentation Statement service allows you to electronically arrange the Statement form, including placement of the payment coupon, creation and placement of logos and graphics, and selection of font types and sizes.

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7.3	Ancillary Services Related to Plastics Production Services

First Data shall provide any of the Ancillary Services related to Plastics Production Services as of the Effective Date at the charges set forth in Exhibit C-4. Below are additional descriptions of certain of the Ancillary Services that have been used most frequently prior to the Effective Date that relate to Print Production Services:

Billing Element	Title	Description of the Ancillary Service

0577	Plasticard Contactless Chip Prsnlization	This element identifies the operational expense of personalizing the contactless chip in Radio Frequency plastics.

7615	Plasticard Purging	This element identifies the charge for each removal of a Card Carrier, printed PIN/post mailer, or plastic from the production process prior to delivery to RCSI or RCSI’s customer. This service includes, but is not limited to, pull and destroy, pull and mail to a different address, or pull and mail overnight with a 3-day turnaround.

7627	Plasticard Forms Purchased	This element identifies the charge for each item of paper material ordered by First Data on RCSI’s behalf including, but not limited to the following: Envelopes; Card activation labels; Card Carriers; Inserts; Mailers

7628	Plastics Purchased	This element identifies the charge for each item of plastic stock ordered by First Data on RCSI’s behalf.

7629	Plasticard Incoming Material Shipping	This element identifies the charge for incoming materials purchased by First Data on RCSI’s behalf.

7664	Plasticard Photo Transfer-Up to 1x1	This element identifies the charge for affixing a digitized photographic image on a plastic Transaction Card.

7666	Plasticard Photo Img Hand/Mrg Up to 1x1	This element identifies the charge for handling and merging images with the corresponding data to create a plastics output file.

7682	Plasticard Enterprise Pres Addl Page	This element identifies the charge for printing personalized check information onto a document and matching this document to a corresponding personalized Card Carrier for insertion into an envelope.

7689	Plasticard Template Creation	This element identifies the charge for creating, painting, or revising an overlay document used to print onto a page for a Card Carrier and/or mailer.

Schedule A	A - 31	RCSI / First Data Confidential

Final Execution Version

EXHIBIT A-1

PROCESS FLOW FOR STATEMENT/MAIL PRODUCTION

1.	STATEMENT CYCLE DATE SCHEDULING AND SET UP

(a) RCSI will set the Statement cycle date for an individual Cardholder Account at the time that RCSI opens the Account on the First Data System.

(b) RCSI utilizes the First Data cycle scheduling which allows RCSI to set Statement cycle dates every day of the month. The last Statement cycle date of the month is the twenty eighth (28th) day.

(c) For eStatements, RCSI sets a flag at the account level to generate an eStatement.

(d) RCSI applies appropriate materials and insert strategies to the Accounts via PCF (Product Control File settings) and/or DQ (Decision Quest).

(e) For materials provided by RCSI or RCSI clients, RCSI works with their materials vendors to send materials to First Data ten (10) Production Days prior to when the materials are to be utilized in the Pre-bill or regular Statement cycle; however, if the materials are sent to First Data in less than ten (10) Production Days, First Data will make commercially reasonable efforts to complete the relevant cycle.

2.	PRE-BILL FUNCTIONS

(a) Five (5) days prior to a Statement cycle date, First Data performs a mock cycle function that generates a subsection of Statements that will also be generated in the actual Statement cycle five (5) days later (“Pre-bill”).

(b) RCSI defines which Statements or Statement conditions are to be included in this Pre-bill process.

(c) First Data provides the mock Statements generated during Pre-bill in a file that is transmitted to RCSI every day except Sunday by approximately 11:00 am CT. First Data loads these mock Statements into AFP On-Demand, every day except Sunday.

(d) During Pre-bill, First Data also generates a mock version of the CD-1371 report which provides the details of the insert strategies that RCSI has designated for that Statement cycle. First Data loads the Pre-bill CD-1371 report to IDP.

3.	STATEMENT CYCLE REQUIREMENTS

(a) First Data performs the Statement cycle as a part of First Data’s nightly system update. After all of the nightly system update is complete, First Data generates and transmits/loads the following files and reports for use by RCSI:

Exhibit A-1	A-1 - 1	RCSI / First Data Confidential

Final Execution Version

(i) In accordance with the TSA, First Data provides RCSI (A) the Statement Checker file, (B) the eStatement checker file, and (B) the Statement Checker IDP report of the CD-1371.

(ii) First Data sends the Statement production files to Output Services for printing.

(iii) First Data also loads the Statement Checker files and Statement Production Files into AFP On-demand as such files become available.

(b) RCSI shall utilize the files and reports provided by First Data under this Section 3 to validate the data; however, regardless of whether RCSI has approved the production files, First Data may commence Statement production by 6:00 a.m. CT. First Data is responsible for remedying all known Defects identified prior to 6:00 a.m. CT.

4.	STATEMENT PRODUCTION INVENTORY

(a) RCSI is responsible for providing to First Data all RCSI-procured inventory that is required for use in Statement production.

(b) RCSI will provide First Data with a Statement marketing matrix by approximately the 22nd of the month prior to the month that RCSI inserts are to be used. RCSI will identify which inserts are (i) Legal/Compliance; (ii) which are marketing; and (iii) indicate RWO (Run Without) for Marketing inserts that RCSI wants First Data to run without if the supply is exhausted during a cycle.

(i) First Data will then move forward to run without that RWO insert as per instructions from RCSI.

(ii) First Data will notify RCSI of the RWO via the Daily Production Call, by email notification, or Dashboard.

(iii) As necessary RCSI will make commercially reasonable efforts to make the needed insert strategy changes in DQ the day of notification, or as quickly as systemically possible, of the RWO situation. In addition to First Data’s responsibilities regarding inventory in Schedule A, RCSI will monitor inventory levels.

(c) Legal/Compliance inserts will be on a RWO/notify as designated by RCSI’s marketing matrix. First Data will continue the production cycle and run without the insert. First Data will provide a report of Account numbers at the Account level detail that mailed without the legal insert to RCSI by 11:59 p.m. on the fifth (5th) day following the impacted cycle.

5.	FILE CYCLE MANAGEMENT

(a) As First Data loads print files into the Production Services system, First Data management reporting is coded to reflect the expected mail date for that cycle. At the end of each day, First Data queries the system to identify any mail pieces

Exhibit A-1	A-1 - 2	RCSI / First Data Confidential

Final Execution Version

that would have a past due mail date. First Data then manages the files through the various processes (print, insert, and delivery to zip sort) with the flow delivering the file of work to the zip sort area by the daily zip sort cutoff time which will vary based by daily production volume. First Data purges the mail through the zip sort process and Releases into the USPS Mailstream by the end of Day 2 of the cycle. For the sake of clarity all mail that First Data presents to the USPS by 11:59 pm CT will be considered accepted by the USPS and recorded on the appropriate USPS mail document to reflect the current mail date.

Exhibit A-1	A-1 - 3	RCSI / First Data Confidential

Final Execution Version

EXHIBIT A-2

IMPLEMENTATION TERMS FOR SCS AND

DROP ON DEMAND TECHNOLOGY

This Exhibit A-2 provides the terms under which First Data will implement for RCSI (with the exception of Canada portfolios and any other portfolios RCSI chooses to exclude from SCS) (i) the SCS platform for the RCSI Statements; and (ii) the new technology described in Sections 5.1.b and 6.4.b of Schedule A that First Data shall utilize to perform the Print Production Services after April 1, 2010.

I.	SCS MIGRATION

First Data shall convert the following RCSI Customer portfolios’ Statements from the enterprise platform used as of the Contract Execution Date to the SCS platform in accordance with the timeline provided in the chart below (provided there shall be no payments or penalties due from First Data in connection with this schedule other than as provided in Section II below):

Exhibit A-2	A-2 - 1	RCSI / First Data Confidential

II.	DROP ON DEMAND AND BARCODING TECHNOLOGY IMPLEMENTATION

A.	By April 1, 2010, the following shall be completed:

1.	First Data shall install and implement, all Drop on Demand and barcoding technology for RCSI volume (together (a), (b) and (c) below constitute the “Technology”): (a) as described in Sections 5.1.b and 6.4.b of Schedule A; and (b) in accordance with industry standards, manufacturer standards, and any additional specifications otherwise agreed by the Parties. First Data may use existing inventory without barcodes for up to thirty (30) days after April 1, 2010 with the intent to exhaust such existing inventory; however, First Data will use commercially reasonable efforts to use barcoded inventory during this thirty (30) day period in all other situations.

2.	First Data shall (A) migrate one hundred percent (100%) of all RCSI Customer portfolios’ Statements (excluding Canada and any portfolio not migrated to SCS) to the Technology; and (B) begin performing the Print Production Services in accordance with this Agreement using the Technology.

B.	If First Data fails to satisfy its obligations described in Section II.A above due to the fault of First Data, the following terms shall apply:

1.	If First Data is performing the Print Production Services using the Technology in accordance with the terms of this Agreement on more than ninety percent (90%) but less than one hundred percent (100%) of all RCSI Customer portfolios volume (excluding Canada and any other excluded portfolios) on April 1, 2010, then the following terms shall apply:

a.	First Data shall have up to twenty-eight (28) Production Days after April 1, 2010 during which First Data may cure its default and migrate one hundred percent of RCSI Customer portfolios’ volume (excluding Canada and any other excluded portfolios) to the Technology (“Initial Cure Period for More than 90% Migration”).

b.

If after the expiration of the Initial Cure Period for More than 90% Migration, First Data has not yet begun performing the Print Production Services in accordance with this Agreement on one hundred percent (100%) of the RCSI Customer portfolios’ volume (excluding Canada and any other excluded portfolios), First Data shall provide RCSI with a credit in the amount of

Exhibit A-2	A-2 - 2	RCSI / First Data Confidential

seventy-five thousand dollars ($75,000) for every seven (7) Production Days (or portion thereof) that First Data fails to perform the Print Production Services in accordance with this Agreement on one hundred percent (100%) of the RCSI Customer Portfolios’ volume (excluding Canada and any other excluded portfolios), up to a maximum aggregate credit of seven hundred thousand dollars ($700,000).

c.	If the maximum aggregate credit described in Section II.B.1.b above is reached, RCSI may terminate this Agreement without charge or penalty. RCSI may exercise the termination right described in this Section for up to one (1) year after the date the maximum aggregate credit described in Section II.B.1.b above is reached.

2.	If First Data is performing the Print Production Services using the Technology in accordance with the terms of this Agreement on ninety percent (90%) or less of all RCSI Customer portfolios’s volume on April 1, 2010 (excluding Canada and any other excluded portfolios), then the following terms shall apply:

a.	First Data shall provide RCSI with a credit of two hundred thousand dollars ($200,000) on April 1, 2010.

b.	First Data shall have up to twenty-eight (28) Production Days after April 1, 2010 during which First Data may cure its default and migrate one hundred percent of RCSI Customer portfolios’ volume to the Technology (“Initial Cure Period for 90% or Less Migration”).

c.	If after the expiration of the Initial Cure Period for More than 90% Migration, First Data has not yet begun performing the Print Production Services in accordance with this Agreement on one hundred percent (100%) of the RCSI Customer portfolios’ volume (excluding Canada and any other excluded portfolios), First Data shall provide RCSI with a credit in the amount of seventy-five thousand dollars ($75,000) for every seven (7) Production Days (or portion thereof) that First Data fails to perform the Print Production Services in accordance with this Agreement on one hundred percent (100%) of the RCSI Customer portfolios’ volume (excluding Canada and any other excluded portfolios), up to a maximum aggregate credit of five hundred thousand dollars ($500,000) under this Section II.B.2.c, and a total maximum aggregate credit under this Section II.B.2 of seven hundred thousand dollars ($700,000).

Exhibit A-2	A-2 - 3	RCSI / First Data Confidential

d.	If the maximum credit described in Section II.B.2.c above is reached, RCSI may terminate this Agreement without charge or penalty. RCSI may exercise the termination right described in this Section for up to one (1) year after the date the maximum aggregate credit described in Section II.B.2.c above is reached.

C.	If First Data fails to satisfy its obligations described in Section II.A above primarily due to the fault of RCSI, the credits and termination rights described in Section II.B shall not apply except to the extent described in the next sentence. However, the time frames set forth in Section II.B above shall adjust forward one day for each day of delay caused by RCSI.

Exhibit A-2	A-2 - 4	RCSI / First Data Confidential

Final Execution Version

EXHIBIT A-3

STATEMENT SAMPLE

Exhibit A-3	A-3 - 1	RCSI / First Data Confidential

Final Execution Version

EXHIBIT A-4

CHANGE CONTROL PROCEDURES

The Parties utilize the following Change Control Procedures set forth in the right hand column of the chart below to execute the types of Changes provided in the left column of the chart below.

Change Type	Change Document
Contract term	Amendment, letter of agreement
SOS and PEP image changes	Service Center Request
Project sizing request	PER
Project initiation	Requirements Definition Document
Project Change	Change Control form
Parameter Settings	First Data Systems - including but not limited to: Open Data Streams, Decision Quest, Product Control File, Parameter Control System, and other systems as applicable.
Materials Change	Support Central
FD Initiated System Feature change	Bulletin, and/or Release Notification
Materials Destruction requests and request for new inventory set up inventory code	Support Central
All other	Email

Exhibit A-4	A-4 - 1	RCSI / First Data Confidential

Final Execution Version

EXHIBIT A-5

PAY-PASS SPECIFICATIONS

I.	Title Purpose /Description

A.	PayPass - Mag Stripe Technical Specification:

Technical specification detailing what must be implemented in PayPass - Mag Stripe chip cards and PayPass - Mag Stripe terminals to process and manage payment application data between the two in a globally interoperable contactless process.

B.	PayPass - M/Chip Technical Specification:

Technical specification detailing what must be implemented in PayPass - M/Chip chip cards and PayPass – M/Chip terminals to process and manage M/Chip payment application data between the two in a globally interoperable contactless process.

C.	PayPass - ISO/IEC 14443 Implementation Specification:

Technical specification detailing what must be implemented to comply with MasterCard’s ISO/IEC 14443 Implementation Specification. This specification is based on the ISO/IEC 14443 standard, but includes additional information for guaranteed interoperability/compatibility between implementations.

II.	PayPass - Mag Stripe Card Approval Process

A.	Technical Specifications that describes the mandatory requirement which vendors wishing to supply PayPass cardholder devices (cards, fobs, tags) or their constituent components must complete before the product can be sold to MasterCard issuers and deployed in the field.

B.	The PayPass Specifications include the specifications above, any and all future and successor versions or releases thereof, and any other specifications mutually agreed to from time to time in a written amendment hereto.

Exhibit A-5	A-5 - 1	RCSI / First Data Confidential

Schedule B

Service Levels

FIRST AMENDED AND RESTATED

PRODUCTION SERVICES AGREEMENT

by and between

RETAILER CREDIT SERVICES, INC.

and

FIRST DATA RESOURCES, LLC.

SERVICE LEVELS			1

1.	INTRODUCTION		1

2.	DEFINITIONS		1
	2.1	Certain Definitions.	1
	2.2	Other Terms.	5

3.	MEASUREMENT, REPORTING, AND SUPPORTING INFORMATION		5
	3.1	Measurement.	5
	3.2	Measurement Tools.	5
	3.3	Reports and Supporting Information.	6
	3.4	Process Management Reviews.	7

4.	SERVICE LEVEL METHODOLOGY		8
	4.1	General.	8
	4.2	Amounts at Risk.	8
	4.3	Excused Service Level Defaults.	8
	4.4	Service Level Defaults.	9
	4.5	Service Level Credits for Critical Service Level Defaults.	9
	Impact of External Defectives		12
	4.6	Special Service Level Credits for Special Service Level Defaults.	15
	4.7	Holds and RCSI System Delays.	19

5.	MODIFICATIONS AND IMPROVEMENTS TO SERVICE LEVELS.		20
	5.1	Addition, Deletion, and Modification of Service Levels.	20
	5.2	Designation of Critical Service Levels.	20
	5.3	Tracking Service Levels and Special Service Levels.	20
	5.4	Weighting Factors.	20

6.	QUALITY-RELATED SERVICE LEVELS		21
	6.1	Print Service Levels.	21
	6.2	Plastics Service Levels.	22

7.	RELATIONSHIP BETWEEN THIS AGREEMENT AND THE TSA REGARDING SERVICE LEVELS		22

LIST OF EXHIBITS

Exhibit B-1 – Service Level Metrics
Exhibit B-2 – CTQ’s
Exhibit B-3 – Intentionally Left Blank
Exhibit B-4 – Customer Billing Groupings

SCHEDULE B

SERVICE LEVELS

1.	INTRODUCTION

This Schedule B sets forth the Service Levels that First Data is required to meet or exceed in performing certain of the Production Services during the Term. This Schedule also describes (a) the methodology for calculating Service Level Credits and Special Service Level Credits that will be provided to RCSI by First Data if First Data fails to meet a Critical Service Level or a Special Service Level, and (b) the process the Parties will follow to add, modify or delete Service Levels during the Term.

2.	DEFINITIONS

2.1	Certain Definitions.

(a) “ABC/Offline Letter” means a Letter First Data produces from a file that does not reside on the First Data System and is therefore not generated from the First Data system.

(b) “Amount at Risk for Print Production Services” means an amount equal to *** of the total monthly charges for billing elements 0601 – Enterprise Statements, 7814 – SCS Statements and Letters, 7471 – Crown Letters, and 7801 – ABC/Offline Letters payable by RCSI for Print Production Services under this Agreement as described in Exhibits C-1, C-2 and C-4.

(c) “Amount at Risk for Plastics Production Services” means an amount equal to *** of the total monthly charges for billing elements 7473 – Embossing, 7640 – ***, Expedited Turnaround, and 7651 – Mass Reissues (only applicable if First Data fails a Service Level for a Mass Reissue) payable by RCSI for Plastics Production Services under this Agreement as described in Exhibits C-1, C-2 and C-4.

(d) “BRC” means Business Revolving Charge.

(e) “Business Days” means Monday through Saturday, twenty-four (24) hours per day, excluding the First Data Holidays.

(f) “Consumer” means RCSI’s Consumer portfolios.

(g) “Control Chart” means a tool approved by RCSI that is used to monitor, control and improve process performance over time by evaluating variation in performance and identifying its source or root cause.

(h) “Critical Service Level” or “CSL” means those Service Levels that are (i) assigned a Weighting Factor for Print Production Services or a Weighting Factor for Plastics Production Services; or (ii) are so designated as “Critical” in Exhibit B-1 even in the absence of an assigned Weighting Factor for Print Production Services or a Weighting Factor for Plastics Production Services, for which a Service Level Credit is payable in the event of a Critical Service Level Default, and are designated by RCSI in accordance with Section 5.2 of this Schedule B.

Final Execution Version

(i) “Critical Service Level Default” means, with regard to any Critical Service Level, First Data’s failure to perform at a level that meets the corresponding Critical Service Level during any particular Measurement Period.

(j) “Critical To Quality” or “CTQ” means the set of measurable characteristics that describe and specify the quality requirements of a product or service under this Agreement. The CTQ characteristics are set forth in Exhibit B-2 to this Schedule B.

(k) “Dashboard” means the sets of reports, meetings, and other communications currently utilized by First Data and RCSI as the Dashboard report as of the Effective Date. The Parties may revise the Dashboard as mutually agreed by the Parties.

(l) “Defect” means any event that does not comply with the specification of a CTQ (Exhibit B-2).

(m) “Defective” means a Unit with one or more Defects.

(n) “Defects per Million Opportunities” or “DPMO” means the total number of Defects divided by the total number of opportunities for a defect, multiplied by 1,000,000.

(o) “External Defect” has the meaning set forth in Section 4.5(e)(i) of this Schedule B.

(p) “First Data Holidays” means collectively New Year’s Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day as they actually fall on the calendar on any day of the calendar week, including weekends (i.e. not the dates as observed by the U.S. government). Memorial Day shall also constitute a First Data Holiday but shall fall on the day that Memorial Day is observed by the U.S. government.

(q) “Holds” means the frequency and length of time First Data, RCSI and/or RCSI Customers temporarily suspend production and/or mailing.

(r) “Internal Defect” means any instance where a Statement Package, Transaction Card Package, Statement, Letter, or Other Correspondence contains one or more observed Defects, which Defect is discovered prior to the Statement Package, Transaction Card Package, Statement, Letter, or Other Correspondence being Released into the USPS Mailstream by First Data.

(s) “Major Release” means a scheduled First Data event that occurs no more than five times per calendar year, where software changes are made to the First Data system. First Data will provide RCSI with a comprehensive Major Release calendar designating the Major Releases for that calendar year prior to the start of each calendar year.

Schedule B	B - 2	RCSI / First Data Confidential

Final Execution Version

(t) “Measurement Period” means, for any Service Level, the period of time during which First Data’s actual performance of the relevant Production Services is to be measured against the corresponding Service Level. The Measurement Period for each Service Level is set forth in Exhibit B-1.

(u) “Other Non-USPS Mail Vendor Delivery” means completed jobs are presented to a mail courier other than the USPS (e.g. PSI or FedEx.)

(v) “Plastics Service Level(s)” means those Service Levels which correspond to Plastics Production Services.

(w) “Plastics Production Services” means the Production Services or functions performed that are related to the embossing and mailing of Transaction Cards set forth in this Agreement, including any Support Services and Ancillary Services related to the embossing and mailing of Transaction Cards.

(x) “Pool Percentage Available for Allocation for Print Production Services” means ***.

(y) “Pool Percentage Available for Allocation for Plastics Production Services” means ***.

(z) “Print Production Services” means those Production Services or functions performed that are related to the printing and mailing of Statements, Letters or Other Correspondence set forth in this Agreement, including any Support Services and Ancillary Services related to the Statements, Letters, and Other Correspondence.

(aa) “Print Service Level(s)” means those Service Levels which correspond to Print Production Services.

(bb) “Product Category” means each product offer by RCSI as designated in this Agreement. As of the Effective Date, there are three (3) Product Categories: BRC, GECOM/PROX, and Consumer. Upon mutual agreement, changes can be made to the meaning of Product Category.

(cc) “Production Day” means those days of the week on which First Data is open for normal operation, which is twenty-four (24) hours per day, seven (7) days per week, excluding the First Data Holidays.

(dd) “Release into the USPS Mailstream” means the point in time at which First Data properly presents items to be mailed (including Statements, Statement Packages, Letters, and Transaction Card Packages) to the USPS in accordance with applicable USPS guidelines, regulations, and laws. If the USPS ceases to accept mail seven (7) days per week (e.g. the USPS accepts mail only five (5) or six (6) days per week), an item will be deemed to be Released into the USPS Mailstream on the date it otherwise would have been Released into the USPS Mailstream had the USPS continued to accept mail seven (7) days per week provided that First Data actually presents the items to the USPS on the first (1st) following day that the USPS is accepting mail.

Schedule B	B - 3	RCSI / First Data Confidential

Final Execution Version

(ee) “Service Levels” are the quantitative performance standards for certain of the Production Services set forth in this Schedule B (Service Levels). Service Levels include all Service Levels, including Tracking Service Levels, Critical Service Levels and Special Service Levels.

(ff) “Service Level Credit” has the meaning provided in Section 4.4(b) of this Schedule B.

(gg) “Service Level Default” means, with regard to any Service Level (including Critical Service Levels and Special Service Levels), (i) a failure by First Data to perform at the level that meets the corresponding Service Level during any particular Measurement Period, or (ii) to properly monitor or measure any Service Level.

(hh) “Special Service Level” means those Service Levels that are described in Section 4.6 of this Schedule B and in Exhibit B-1 for which a Special Service Level Credit is payable in the event of a Special Service Level Default.

(ii) “Special Service Level Credit” has the meaning provided in Section 4.6(a) of this Schedule B.

(jj) “Special Service Level Default” means, with regard to any Special Service Level, First Data’s failure to perform at a level that meets the corresponding Special Service Level during any particular Measurement Period.

(kk) ***

(ll) “Tracking Service Level” means those Service Levels that are (i) not designated as Critical or Special in Exhibit B-1; (ii) not assigned a Weighting Factor for Print Production Services or a Weighting Factor for Plastics Production Services; and (iii) for which no Service Level Credit is payable in the event of a Service Level Default. The Tracking Service Levels are designated in Exhibit B-1.

(mm) “Unit” means the item produced or processed.

(nn) “USPS” means the United States Postal Service.

(oo) —“Weighting Factor for Plastics Production Services” means the portion of the Pool Percentage Available for Allocation for Plastics Production Services that RCSI has allocated with respect to a Critical Plastics Service Level. The Weighting Factor for Plastics Production Services for the applicable Critical Plastics Service Levels as of the Effective Date is set forth in Exhibit B-1, and shall be subject to modification pursuant to Section 5.4 of this Schedule B.

(pp) Weighting Factor for Print Production Services” means the portion of the Pool Percentage Available for Allocation for Print Production Services that RCSI has allocated with respect to a Critical Print Service Level. The Weighting Factor for Print Production Services for the applicable Critical Print Service Levels as of the Effective Date is set forth in Exhibit B-1, and shall be subject to modification pursuant to Section 5.4 of this Schedule B.

Schedule B	B - 4	RCSI / First Data Confidential

Final Execution Version

(qq) “Wrong Material” means for purposes of the Wrong Materials SLA any instance in accordance with Section 4.6(c) of this Schedule B that a Statement Package, Letter or Transaction Card Package is received by an RCSI cardholder and (i) contains a barcoded item whose barcode is Incorrect; and/or (ii) contains a white form that (A) does not contain a barcode; and (B) does not comply with the RCSI’s requirements provide to First Data in the bill of materials. “Incorrect” means that any barcoded form stock, insert, or envelope does not conform to the instructions provided by RCSI to First Data (in accordance with the Parties’ mutually agreed process for providing instructions) for the appropriate form stock, insert, or envelope. All items, except for white forms as described in Section (ii) above in this paragraph, constituting Wrong Material must contain a barcode. For the avoidance of doubt, if an item contains a Defect that is not related to its barcode, the Defective does not constitute Wrong Material. For clarity purposes, revisions to a form, insert, or envelope are excluded, unless the form code is changed, and missing items are also excluded.

(rr) “Working Day” means Monday through Friday, from 7:00 a.m. through 4:00 p.m. CT, excluding First Data Holidays.

2.2	Other Terms.

Other terms used in this Schedule B (or any Exhibit or Attachment to this Schedule B) are either defined in the context in which they are used or are defined elsewhere in this Agreement, and in each case shall have the meanings there indicated.

3.	MEASUREMENT, REPORTING, AND SUPPORTING INFORMATION

3.1	Measurement.

(a) Except as otherwise expressly provided for a particular Service Level in Exhibit B-1, the Measurement Period for each Service Level shall be each calendar month during the Term.

(b) Except as otherwise expressly indicated in this Schedule B, all references to time of day in this Schedule B shall refer to central time and any reference to “hour” or “hours” shall mean clock hours.

3.2	Measurement Tools.

(a) Subject to RCSI’s prior written approval, provided that such approval not be unreasonably withheld, First Data shall utilize, develop and implement measurement tools and processes required to measure each Service Level in an automated fashion, where such automation is feasible, such that First Data’s actual performance with respect to the Service Level shall be determined using system generated data.

(b) First Data shall measure its performance with respect to each Service Level using tools, processes and methodologies identified for such Service Level in Exhibit B-1 or as otherwise agreed to by the Parties or as specified pursuant to Section 3.2(d) of this Schedule B.

Schedule B	B - 5	RCSI / First Data Confidential

Final Execution Version

(c) First Data shall provide and utilize (and have operational and administrative responsibility for) the necessary measurement and monitoring tools and procedures required to measure and report First Data’s performance of the Production Services against the applicable Service Levels set forth in this Agreement as of the Effective Date, and thereafter in accordance with Section 3.2(d) of this Schedule B. Such measurement and monitoring shall permit reporting at a level of detail sufficient to verify compliance with the Service Levels, and will be subject to verification and review by RCSI. First Data shall provide RCSI with information and access to such tools and procedures upon request, for purposes of verification.

(d) If, after the Effective Date, First Data desires to use a different measurement tool, process or methodology for any Service Level, First Data shall provide written notice to RCSI proposing:

(i) the alternative measurement tool, process or methodology; and

(ii) any reasonable adjustments to the Service Levels that are necessary to account for any increased or decreased sensitivity that will likely result from use of the alternative measurement tool, process or methodology.

(e) First Data may utilize such alternative measurement tool, process or methodology only to the extent such tool, and any associated Service Level adjustments, are approved in writing by RCSI provided the approval is not unreasonably withheld.

3.3	Reports and Supporting Information.

(a) First Data shall deliver the following reports in accordance with the times provided below:

(i) *** plastics / Statements timeliness and accuracy data will be provided by the fifth (5th) Working Day of the month.

(ii) The remaining monthly data reports will be completed by the seventh (7th) Working Day of the month.

(iii) The Monthly Performance Report, and any other performance summary documents (e.g. reports of Service Level Defaults and Service Level Credit calculations) and the monthly PSA review four blocker will be completed by the tenth (10th) Working Day of the month.

(b) First Data shall make the reporting and supporting information described in this Section 3.3, available to RCSI both (i) in machine-readable form suitable for use on a personal computer; and (ii) via a secure website; provided, however, that if requested by RCSI, First Data shall also provide to RCSI ***, to the extent that the agreed-upon measurement tools used to measure performance are

Schedule B	B - 6	RCSI / First Data Confidential

Final Execution Version

capable of providing such access. To the extent that such tools are not capable of providing RCSI with such *** access, First Data shall promptly provide access to timely data upon RCSI’s request. As of the Effective Date, First Data will provide *** seat licenses each at *** for both *** and *** under this Section 3.3(b).

(c) Unless otherwise set forth in this Agreement, First Data shall report at the level of detail (e.g. by individual RCSI Customer or by client number), based on the reporting detail First Data provided to RCSI prior to the Effective Date. RCSI Customers may change from time to time and First Data shall promptly make the necessary adjustments to its reporting in a manner satisfactory to RCSI.

(d) First Data will utilize Control Charts for monitoring the Service Levels.

(e) Trend reporting shall be provided by First Data and Control Charts shall be utilized (where appropriate). The raw data shall be provided in tabular format beneath each report or chart or on an attachment thereto. All reporting shall be secure and available to RCSI through means set forth in Section 3.3(b) as well as in spreadsheet and hard copy form.

(f) The purpose of a Dashboard report is to report on First Data’s success in achieving the standards set forth in the relevant Service Level. Dashboard reports shall be generated using the RCSI approved measurement and monitoring tools and procedures required to measure and report on First Data’s performance of the relevant Production Services as well as supporting metrics. Dashboard reports shall be provided to RCSI on a daily, weekly and monthly basis and shall be completed at no additional charge to RCSI.

3.4	Process Management Reviews.

(a) First Data shall coordinate and host on all Working Days a daily “Process Management Status Call” with RCSI to discuss any known problems that have an adverse effect on service and/or RCSI Customer satisfaction. First Data shall maintain a constant focus on problem identification, recovery and problem remediation. For the two weeks following August 20, 2009, the Parties shall conduct the Process Management Status Call on every Production Day.

(b) On Saturdays no later than 7:00 a.m. CT, First Data shall send an email to RCSI providing information with respect to any known problems that have an adverse effect on service and/or RCSI Customer satisfaction (“Process Management Status Email”). If there is a problem identified in the Process Management Status Email or any known problem identified by RCSI to First Data that RCSI requires to be resolved immediately, First Data will promptly on Saturday perform the services necessary to resolve such problem.

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4.	SERVICE LEVEL METHODOLOGY

4.1	General.

(a) First Data shall provide, and RCSI will have access to, all detailed supporting Service Level information (including raw performance data) as reasonably requested by RCSI which is necessary to verify the accuracy of the Service Levels and which is necessary to verify First Data’s performance relative to Service Level measurements and methodology described in this Section 4.1, as well as all other supporting information reasonably requested by RCSI. Service Levels constitute one means, but not the exclusive means, of measuring First Data’s performance of its commitment under Section 6 of this Agreement.

(b) If a Service Level requires performance of multiple conditions or components (e.g., components (a), (b) and (c)), then First Data’s performance must satisfy each such requirement to achieve the corresponding Service Level.

(c) First Data will give the recovery of its capabilities to perform the Production Services and the resumption of its actual performance of the Production Services the same or greater priority it gives to recovering its capabilities to perform substantially similar services and resuming its performance of those services for any other customer of First Data.

(d) If any portion of the Production Services are to be provided from a business continuity recovery environment, the Service Levels will continue to apply, subject to Section 16.3 (Force Majeure) of this Agreement.

4.2	Amounts at Risk.

(a) First Data will place the Amount at Risk for Print Production Services at risk each month for Service Level Credits in this Agreement for Print Service Levels.

(b) First Data will place the Amount at Risk for Plastics Production Services at risk each month for Service Level Credits in this Agreement for Plastics Service Levels.

4.3	Excused Service Level Defaults.

(a) If First Data fails to meet a Service Level and establishes within two (2) months after such failure that: (i) RCSI’s failure to perform a retained responsibility was the root cause of First Data’s failure to meet such Service Level; (ii) First Data would have achieved such Service Level but for such RCSI failure; (iii) First Data used commercially reasonably efforts to perform and achieve the Service Level notwithstanding the presence and impact of such RCSI failure; and (iv) First Data is without fault in causing such RCSI failure, then no Service Level Credit (if applicable) or Special Service Level Credit will be assessed against First Data for any resulting Service Level Default, and First Data will otherwise be excused from achieving such Service Level for as long as RCSI fails to perform such retained responsibility and First Data continues to use commercially reasonably efforts to prevent, overcome, or mitigate the adverse effects of such failure to the extent required to achieve the applicable Service Level.

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(b) First Data will not be excused from a failure to achieve a Service Level other than pursuant to the following circumstances or provisions: (i) Section 4.3(a), (ii) Section 4.7(a), (iii) Section 9.2 (Savings Clause) of this Agreement, (iv) failures caused by the wrongful actions of RCSI, or (v) Section 16.3 (Force Majeure) of this Agreement.

4.4	Service Level Defaults.

(a) First Data shall promptly perform a Root Cause Analysis (i) following any material change in performance of any Service Level, (ii) whenever performance trends dictate same ***, (iii) whenever there occurs any material Service Level Default, or (iv) as otherwise reasonably requested by RCSI. “Root Cause Analysis” shall include: (a) prompt investigation and reporting as to the root causes of the problem; (b) prompt correction of the problem; and (c) regular advice to RCSI as to the status of remedial efforts undertaken to cure such problem. Additionally, First Data shall propose and deliver to RCSI, within thirty (30) days following each material Service Level Default, a written plan (acceptable to RCSI) for prevention of future failures (“Service Level Plan”).

(b) First Data recognizes that a Critical Service Level Default may have a material adverse impact on the business and operations of RCSI and that the damage from such Critical Service Level Default is not susceptible to precise determination. Accordingly, in the event of a Critical Service Level Default for reasons other than those set forth in Section 4.3 of this Schedule B (Excused Performance) then, RCSI may *** in lieu of pursuing other monetary remedies to recover as its sole and exclusive monetary remedy for such Critical Service Level Default a credit calculated pursuant to Section 4.5 of this Schedule B as liquidated damages (each such credit, a “Service Level Credit”) ***. Neither this Section 4.4(b) nor any *** hereunder shall limit RCSI’s rights with respect to the events upon which RCSI may rely as a basis for RCSI’s termination of this Agreement for cause.

4.5	Service Level Credits for Critical Service Level Defaults.

(a) Calculation.

(i) For each Critical Service Level Default except those set forth in Section 4.5(d) and 4.5(e) below, the applicable Service Level Credit referenced in Section 4.4(b) above shall be calculated in accordance with the following formula:

Service Level Credit = A x B

Where:

A = the applicable Weighting Factor for Print Production Services or Weighting Factor for Plastics Production Services; multiplied by

B = the Amount at Risk for Print Production Services or the Amount at Risk for Plastics Production Services for such calendar month.

(ii) For example, assume the Amount at Risk for Print Production Services for the month were ***. Additionally, assume the applicable

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Weighting Factor for Print Production Services allocated by RCSI to such Critical Service Level is *** percentage points. The Service Level Credit due to RCSI for such Critical Service Level Default would be computed as follows:

A = ***multiplied by

B = ***

= *** (the amount of the Service Level Credit).

(b) Service Level Credits for Critical Service Level Defaults for Print Production Services (Excluding Timeliness and External Defect-related Critical Print Service Levels).

Beginning on the Effective Date, Service Level Credits for Critical Service Level Defaults for Print Service Levels other than Timeliness and External Defect-related Print Service Levels will be calculated in accordance with Section 4.5(a) above by multiplying the Weighting Factor for Print Production Services assigned to the particular Critical Service Level for which there has been a Critical Service Level Default by the Amount at Risk for Print Production Services.

(c) Service Level Credits for Critical Service Level Defaults for Plastics Production Services (Excluding Timeliness and External Defect-related Critical Plastics Service Levels).

Beginning on the Effective Date, Service Level Credits for Critical Service Level Defaults for Plastics Service Levels other than timeliness and External Defect – related Plastics Service Levels will be calculated in accordance with Section 4.5(a) above by multiplying the Weighting Factor for Plastics Production Services assigned to the particular Critical Service Level for which there has been a Critical Service Level Default by the Amount at Risk for Plastics Production Services.

(d) Service Level Credits for Timeliness-related Critical Service Level Defaults for Print Service Levels and Plastics Service Levels.

(i) The Service Level Credit calculated pursuant to this Section 4.5(d) shall be *** (A) the result of the calculation provided in Section 4.5(d)(ii); and (B) ***.

(ii) Service Level Credits for timeliness-related Critical Service Level Defaults will be calculated in accordance with the following formula:

Service Level Credit = A x B

Where:

A = the applicable Weighting Factor for Print Production Services or Weighting Factor for Plastics Production Services; multiplied by

B = ***

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(iii) For example, assume First Data misses a Critical Service Level for timeliness related to Account detail reporting (2.6 in Exhibit B-1) for RCSI Customer *** in the Consumer Product Category. Assume that the Amount at Risk for Print Production Services for the month were ***. Assume the *** applicable monthly charges for Print Production Services for the Consumer Product Category were ***. Additionally, assume the applicable Weighting Factor for Print Production Services allocated by RCSI to such Critical Service Level is ***. The Service Level Credit due to RCSI for such Critical Service Level Default would be computed as *** and (ii) the following calculation:

A = *** multiplied by

B = ***

= *** (the amount of the Service Level Credit).

As such, the Service Level Credit would be ***.

(iv) The following timeliness-related Service Levels are excepted from the limitations set forth in Sections 4.5(d)(i) through 4.5(d)(iii):

(A) The 2 Day SLA Special Service Level, which shall be calculated in accordance with Section 4.6(b); and

(B) The Recovery Letter Service Level set forth in Exhibit B-1, which shall be calculated in accordance with terms set forth in Exhibit B-1. For the sake of clarity, this Recovery Letter Service Level is a Critical Service Level even though no Weighting Factor for Print Production Services has been assigned to this Service Level.

(e) Critical Service Level for External Defects other than Wrong Materials.

(i) Definition of External Defect

“External Defects” are Defects *** in a calendar month by *** (but were not identified during the First Data sampling process) that per occurrence:

(A) ***; or

(B) ***

(C) The number of Accounts impacted overall determines if a Service Level is missed; the number of Accounts is not used in the calculation of Service Level Credits per occurrence per month.

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(D) To determine whether there is an occurrence of an External Defect for ***, the following table shall be utilized in accordance with Section 4.5(e)(i)(B):

Impact of External Defectives	# Statement Defectives Per Occurrence Per Month	# Card Defectives Per Occurrence Per Month

***	***	***

***	***	***

(ii) The occurrence of any External Defects shall result in Service Level Credits as described below:

(A) The maximum Service Level Credit per incident (not per month) of External Defects shall be limited to the lesser of *** or the calculated Critical Service Level Credit provided in Section 4.5(e)(ii)(B).

(B) The Service Level Credit calculated pursuant to this Section 4.5(e)(ii)(B) shall be the greater of (A) the result of the calculation provided in this Section 4.5(e)(ii)(B); and (B) ***.

(1) Service Level Credits for External Defects-related Critical Service Level Defaults will be calculated in accordance with the following formula:

Service Level Credit = A x B

Where:

A = the applicable Weighting Factor for Print Production Services or Weighting Factor for Plastics Production Services; multiplied by

B = *** for the month in which such Critical Service Level Default occurs.

(2) For example, assume First Data misses the External Defects Service Level (11.2 in Exhibit B-1) for RCSI’s Customer, *** Consumer Product Category. Assume that the Amount at Risk for Print Production Services for the month were ***. Assume the applicable individual RCSI Customer monthly charges for Print Production Services for the Product Category for this Customer were $25,000. Additionally, assume the applicable Weighting Factor for Print Production Services allocated by RCSI to such Critical Service Level is ***. The Service Level Credit due to RCSI for such External Defect would be computed as follows:

A = *** multiplied by

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B = *** (which is ***of $25,000)

= *** (would be the amount of the Service Level Credit).

As such, the Service Level Credit would be *** as (A) *** is greater than *** in accordance with Section 4.5(e)(ii)(B), and (B) *** is less than *** in accordance with Section 4.5(e)(ii)(A).

(3) As another example, assume that in the same month, First Data misses the External Defects Service Level (11.3 in Exhibit B-1) for RCSI’s Customer, ***. Assume the Amount at Risk for Plastic Production Services is ***. Assume the individual *** RCSI Customer applicable monthly charges for Plastic Production Services were $45,000. Additionally, assume the applicable Weighting Factor for Plastic Production Services allocated by RCSI to such Critical Service Level is ***. The Service Level Credit due to RCSI for such Critical Service Level Default would be computed as follows:

A = *** multiplied by

B = *** (which is *** of $45,000)

= *** (would be the amount of the Service Level Credit).

As such, the Service Level Credit would be ***as (A) *** is greater than *** in accordance with Section 4.5(e)(ii)(B), and (B) *** is less than *** in accordance with Section 4.5(e)(ii)(A).

(iii) The External Defects-related Service Level Credit set forth in Section 4.5(e)(ii)(A) and 4.5(e)(ii)(B) shall not apply, and any other applicable Critical Service Level Credit (if any) will continue to apply if any of the following occur:

(A) If First Data identifies an External Defect and notifies RCSI of such External Defect prior to RCSI either (i) discovering it itself, or (ii) being informed of the External Defect by a client or customer, such External Defect shall not treated as an External Defect-related Critical Service Level Default under this Section 4.5(e). However, First Data is obligated to contain within a commercially reasonable time any Defects discovered by First Data under this Section;

(B) Any External Defect that RCSI caused or substantially contributed to shall not be treated as an External Defect-related Critical Service Level Default for purposes of this Section 4.5(e);

(C) Any External Defect that in RCSI’s judgment has no RCSI Customer, client or Cardholder impact shall not be treated as an External Defect-related Critical Service Level Default for this Section 4.5(e);

(D) At RCSI’s sole discretion if the Parties mutually agree to a satisfactory resolution to the problems caused by an External Defect and at its expense First Data undertakes all necessary corrective actions (such as a remail, Reprint, Rerun, restuff, or re-emboss and mail) it shall not be treated as an External Defect-related Critical Service Level Default for this Section 4.5(e); and

(E) At RCSI’s sole discretion if an External Defect is not significant it may agree that it shall not be treated as an External Defect-related Critical Service Level Default for this Section 4.5(e).

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(f) RCSI Customer Billing Groupings

The individual RCSI Customer billing groupings as of the Effective Date for purposes of this Section 4.5(d) and Section 4.5(e) are provided in Exhibit B-4. The Parties may revise the groupings provided in Exhibit B-4 as mutually agreed in writing.

(g) Notification.

For each Critical Service Level Default, First Data shall promptly notify RCSI of such failure.

(h) Limitations.

(i) In no event shall the sum of the Weighting Factors for Print Production Services for all relevant Critical Service Levels exceed the Pool Percentage Available for Allocation for Print Production Services.

(ii) In no event shall the sum of the Weighting Factors for Plastics Production Services for all Critical Service Levels exceed the Pool Percentage Available for Allocation for Plastics Production Services.

(iii) In no event shall the total amount of Service Level Credits payable by First Data for Critical Service Level Defaults for Print Production Services and Wrong Material Special Service Level occurring during a calendar month exceed the Amount at Risk for Print Production Services for such calendar month.

(iv) In no event shall the total amount of Service Level Credits payable by First Data for Critical Service Level Defaults for Plastics Production Services and Wrong Material Special Service Level occurring during a calendar month exceed the Amount at Risk for Plastics Production Services for such calendar month.

(v) If a single incident results in more than one Service Level Default, RCSI shall have the right to determine which Service Level and resulting Service Level Credit will apply. In order for the foregoing to apply, First Data shall have the burden of demonstrating to RCSI’s reasonable satisfaction, that a single event resulted in the failure of First Data to meet more than one (1) Service Level. RCSI may not assess more than one (1) Service Level Default against similar incidents occurring within the same month. Furthermore, repeated Service Level Defaults of a particular Service Level in a single month caused by similar incidents shall constitute a single Service Level Default for purposes of assessing Service Level Credits for a particular month.

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4.6	Special Service Level Credits for Special Service Level Defaults.

(a) General.

First Data recognizes that a Special Service Level Default may have a material adverse impact on the business and operations of RCSI and that the damage from such Special Service Level Default is not susceptible to precise determination. Accordingly, in the event of a Special Service Level Default for reasons other than those set forth in Section 4.3 of this Schedule B (Excused Performance) RCSI may recover as its sole and exclusive monetary remedy for such Special Service Level Default a credit calculated pursuant to Sections 4.6(b) and 4.6(c) of this Schedule B as liquidated damages (each such credit, a “Special Service Level Credit”). This Section 4.6(a) shall not limit RCSI’s rights with respect to the events upon which RCSI may rely as a basis for RCSI’s termination of this Agreement for cause as related to the Wrong Materials Special Service Level described in Section 4.6(c) below. For the sake of clarity, the termination rights set forth in Section 4.6(b) relating to the 2 Day SLA are the sole and exclusive termination rights relating to a Special Service Level Default of the 2 Day SLA.

(b) Special Service Level for Two Day Statement and Statement Package Timeliness.

(i) The Two Day Statement and Statement Package Timeliness Service Level (the “2 Day SLA”) is a Special Service Level in accordance with this Schedule B and Exhibit B-1. The 2 Day SLA shall be effective from August 20, 2009 in accordance with the following terms:

(A) Service Level Credits shall apply for any Special Service Level Default of the 2 Day SLA as of the cycle start date of August 20, 2009; and

(B) RCSI’s *** in accordance with this Section 4.6(b) shall be effective as of the Effective Date (December 1, 2009).

(ii) In the event of a Special Service Level Default of the 2 Day SLA in the ranges provided in this Section, the resulting Special Service Level Credit shall be calculated as follows:

(A) If First Data commits a Special Service Level Default of the 2 Day SLA measuring below the metric of *** the following rules apply:

(1) RCSI will receive a Special Service Level Credit of the lesser of (a) the *** as a result of First Data’s failure, calculated in accordance with Section 4.6(b)(iii) below (“***”); and (b) ***. ***.

(2) In the twelve (12) calendar months following the month in which a Special Service Level Default of the 2 Day SLA measuring below the metric of *** (a “Trigger Event”), the following rules shall apply:

a. If there is a subsequent Special Service Level Default of the 2 Day SLA measuring below the metric of ***, First Data shall provide RCSI with a Special Service Level Credit of the lesser of (a) ***; and (b) ***.

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b. If there are any additional subsequent Special Service Level Defaults of the 2 Day SLA measuring below the metric of *** during the same rolling twelve (12) calendar month period after the initial Trigger Event, during such rolling twelve (12) calendar month period, First Data shall provide RCSI with a Special Service Level Credit of the lesser of (a) ***; and (b) ***. ***, such event shall *** for the purposes of Section *** of this Agreement during which RCSI may *** provided that RCSI *** following the month in which the last such Service Level Failure occurred, provided that *** Subsequent to providing *** in accordance with this Section, RCSI shall be excused from failure to meet the ***.

c. If there is more than *** Trigger Event in any twelve (12) calendar month period, the determination as to the number of Special Service Level Defaults of the 2 Day SLA that have occurred shall be based upon counting from the earliest Trigger Event within any twelve (12) month period in which a subsequent Special Service Level Default occurred (but no earlier than August 20, 2009). By way of example, if there are Trigger Events in *** and ***, a Special Service Level Default occurring in *** shall be the *** default for the purposes of the *** Trigger Event (each Trigger Event also being a Special Service Level Default). If another Special Service Level Default occurs in *** it would then be the *** default for the purposes of the look-back to the twelve (12) month period that includes the *** Trigger Event. For clarification, each Special Service Level Default may incur only one financial penalty.

(B) If First Data commits a Special Service Level Default of the 2 Day SLA measuring below the metric of *** at any time, First Data shall provide RCSI with a Special Service Level Credit of ***. ***. First Data is not excused from satisfying this threshold during the Major Releases each year. RCSI shall not be entitled to Special Service Level Credits for the 2 Day SLA for any Special Service Level Default of the 2 Day SLA under both (i) and (ii), although Special Service Level Defaults under this clause (ii) shall be counted in determining the number of Special Service Level Defaults under clause (i).

(iii) If First Data has failed to meet its two (2) day requirement under the 2 Day SLA, once *** either (A) because RCSI has a reasonable belief that RCSI ***; or (B) because RCSI believes that material commercial issues [related to the First Data failure to meet the 2 day requirement under the 2 Day SLA) ***, the Parties will *** in accordance with the following (and each Party will ***:

(A) To *** RCSI will (subject to (i) First Data’s review and validation; and (i) if the Parties are unable to agree on the ***, dispute resolution in accordance with Section 17 of this Agreement):

(1) review the *** (defined as those ***);

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(2) with assistance from First Data as necessary to complete the requirements of this Section 4.6(b)(iii)(A)(2), run *** through First Data’s query tool (or other tool or process as necessary) to extract the ***; and

(3) in accordance with the process provided in Sections 4.6(b)(iii)(A)(1) and 4.6(b)(iii)(A)(2) above as well as Section 4.6(b)(iii)(D) below, ***.

(B) To ***, RCSI will (subject to (i) First Data’s review and validation; and (ii) if the Parties are unable to agree on the ***, dispute resolution in accordance with Section 17 of this Agreement):

(1) review the list of the *** as defined in 4.6(b)(iii)(A)(1) above;

(2) with assistance from First Data as necessary to complete the requirements of this Section 4.6(b)(iii)(B)(2), run *** through First Data’s query tool (or other tool or process as necessary) to extract the ***; and

(3) in accordance with the process provided in Sections 4.6(b)(iii)(B)(1) and 4.6(b)(iii)(B)(2) above as well as Section 4.6(b)(iii)(D) below, ***.

(C) If the ***, RCSI with First Data’s assistance ((subject to (i) First Data’s review and validation; and (ii) if the Parties are unable to agree ***, dispute resolution in accordance with Section 17 of this Agreement) may *** using the approach described in Sections 4.6(b)(iii)(A) and 4.6(b)(iii)(B) above to the greatest extent practicable, and otherwise consistent with the same methodology RCSI applies with respect to its business operations at that time, consistently applied.

(D) The determination by RCSI as to which *** shall be made by RCSI using the same methodology RCSI applies with respect to its business operations at that time, consistently applied.

(c) Special Service Level for Wrong Materials

(i) The Wrong Materials Service Level (“Wrong Materials SLA”) shall be designated as a Special Service Level as set forth in the table in Exhibit B-1. The Wrong Materials SLA will be effective on April 1, 2010. Prior to the effective date of the Wrong Materials SLA, all Service Level Defaults that would otherwise be governed by this Wrong Materials SLA shall be calculated using the External Defects Critical Service Level set forth in Section 4.5(e).

(ii) A single instance of Wrong Materials will not necessarily constitute a Special Service Level Default of the Wrong Materials SLA. However, each incident of Wrong Material during a Measurement Period will incur a per incident Special Service Level Credit of ***, regardless of (A) the number of Accounts impacted; or B) the level of DPMO performance achieved in any given month.

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(iii) Special Service Level Defaults of the Wrong Materials SLA and the corresponding Special Service Level Credits shall be calculated during each Measurement Period as follows:

(A) Each individual mail piece (e.g. each Statement Package or each Transaction Card Package) shall be a single individual opportunity in the DPMO calculation for the Wrong Materials SLA, regardless of the number of items in the Statement Package or Transaction Card Package that contain Incorrect barcodes or would otherwise constitute Wrong Material.

(B) For purposes of computing the DPMO calculation, Statements, Statement Packages and Letters will qualify as a single calculation category, and Transaction Cards and Transaction Card Packages will qualify as a single calculation category, for a total of two (2) calculation categories.

(C) For the month’s (i) total volume of Statements, Statement Packages and Letters; or (ii) total volume of Transaction Cards and Transaction Card Packages, any Wrong Materials incident or combination of Wrong Materials incidences reported in a calendar month which results in a DPMO exceeding *** but less than a DPMO of *** constitutes a Special Service Level Default of the Wrong Materials SLA and will incur a Special Service Level Credit for the Wrong Materials SLA of ***.

(D) For the month’s (i) total volume of Statements, Statement Packages and Letters; or (ii) total volume of Transaction Cards and Transaction Card Packages, any Wrong Materials incident or combination of Wrong Materials incidences reported in a calendar month which results in a DPMO exceeding *** constitutes a Special Service Level Default of the Wrong Materials SLA and will incur a Special Service Level Credit for the Wrong Materials SLA of ***.

(E) For illustrative purposes, the following example is utilized to demonstrate how the process will work.

(1) During a month’s time, *** Wrong Materials events are reported that impact a total of *** Account holders, with the following being the surrounding facts:

(2) *** Accounts are impacted per occurrence.

(3) *** Wrong Materials instance is a Statements issue, another Wrong Materials instance is a Letters issue, and the *** Wrong Materials instance is a Transaction Card Package issue.

(4) These Wrong Material instances were caused by First Data using Incorrect materials (e.g. the stock number (as identified by the barcode appearing on each insert or envelope) GE defined).

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(5) During this same month, First Data Released into the USPS Mailstream a total of *** Statements, Statement Packages, and Letters, and a total of *** Transaction Card Packages.

(6) The DPMO calculation for the Statements, Statement Packages and Letters would be: (*** accounts impacted/*** Statements and Letters, mailed during the calendar month ) x ***= *** DPMO.

(7) The DPMO calculation for the Transaction Card Packages would be: (*** accounts impacted/*** million Transaction Cards mailed during the calendar month) x ***= *** DPMO.

(8) The monthly target threshold to avoid a Special Service Level Default of the Wrong Materials SLA is ***DPMO. Because the DPMO’s calculated in Sections 4.6(c)(iii)(E)(6) is each below *** DPMO, no Special Service Level Default of the Wrong Materials SLA has occurred for Print Production Services. However, because the DPMO for the Transaction Card Packages was ***, which falls between *** and *** DPMO, First Data would provide a credit of ***. Additionally, because *** instances of Wrong Material occurred during the Measurement Period, an additional Special Service Level Credit of *** is due (*** Wrong Materials occurrences x *** each), for a total Service Level Credit for the month of *** (subject to the relevant amount at risk pool for the month).

(iv) This Wrong Materials Special Service Level is subject to the Amount at Risk for Plastics Production Services and the Amount at Risk for Print Production Services.

(d) Notification.

For each Special Service Level Default of the 2 Day SLA or the Wrong Materials SLA, First Data shall promptly notify RCSI of such failure.

(e) Limitations.

(i) The amounts set forth in this Schedule B as Special Service Level Credits for the 2 Day SLA are not subject to the Amount at Risk for Print Production Services, and any Special Service Level Credits provided by First Data to RCSI as a result of Special Service Level Defaults of the 2 Day SLA are in addition to any Critical Service Level Credits provided by First Data.

4.7	Holds and RCSI System Delays.

(a) In the event that RCSI requests a Hold First Data shall use commercially reasonable efforts to meet the applicable Service Level(s). However, any failure by First Data to achieve the applicable Service Levels shall be excused.

(b) If a Hold is initiated by First Data, First Data will not be excused from any resulting Service Level Default.

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5.	MODIFICATIONS AND IMPROVEMENTS TO SERVICE LEVELS.

5.1	Addition, Deletion, and Modification of Service Levels.

As required by the RCSI Relationship Executive, but no more frequently than every ninety (90) days, RCSI and First Data will review the Service Levels and shall make adjustments to them as mutually agreed. Additionally, First Data shall add, modify and delete Service Levels, including terms regarding the costs of such additions, modifications and deletions, as mutually agreed upon between the Parties and implemented. First Data shall implement such changes described in this Section 5.1 by the date mutually agreed between the Parties.

5.2	Designation of Critical Service Levels.

(a) As of the Effective Date, the Critical Service Levels are designated as “Critical” in the corresponding “Critical/Special/Tracking” column in Exhibit B-1.

(b) Upon mutual agreement, and no more frequently than every ninety (90) days, RCSI may change the designation of any Service Level to a Critical Service Level, or change the designation of any Critical Service Level to a Tracking Service Level. For clarity, the changes contemplated in this Section shall be accomplished by changing Weighting Factors, as set forth in the next Section, as well as changing the designation in the “Critical/Special/Tracking” column and “Service Level Metric” column if applicable in Exhibit B-1.

(c) First Data shall implement such changes described in this Section 5.2 as mutually agreed by the Parties.

5.3	Tracking Service Levels and Special Service Levels.

(a) As of the Effective Date, the Special Service Levels are designated as “Special” in the corresponding “Critical/Special/Tracking” column in Exhibit B-1.

(b) As of the Effective Date, the Tracking Service Levels are designated as “Tracking” in the corresponding “Critical/Special/Tracking” column in Exhibit B-1.

5.4	Weighting Factors.

(a) Weighting Factors for Print Production Services.

(i) For changes to the Weighting Factors for Print Production Services of more than five (5) percentage points, RCSI, in its sole discretion once during a calendar year upon sixty (60) days notice to First Data, *** the allocation of the Weighting Factor for Print Production Services for any one or more Critical Service Levels; provided, however, that the sum of the Weighting Factors for Print Production Services for all Critical Service Levels shall not exceed the Pool Percentage Available for Allocation for Print Production Services.

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(ii) For changes to the Weighting Factors for Print Production Services of five (5) percentage points or less during a calendar year:

(A) RCSI in its sole discretion once a quarter shall provide reasonable notice to First Data of such changes and *** the allocation of the Weighting Factors for Print Production Services for any one or more Critical Print Service Levels within five (5) percentage points of the existing allocation (adjusting larger or smaller for a total range of ten (10) percentage points); provided, however, that the sum of the Weighting Factors for Print Production Services for all Critical Print Service Levels shall not exceed the Pool Percentage Available for Allocation for Print Production Services.

(B) At no time during a calendar year may *** adjust the Weighting Factors for Print Production Services so that the revised allocation per Service Level exceeds five points (either lesser or greater) of the original allocation per Service Level for that calendar year.

(b) Weighting Factors for Plastics Production Services.

(i) For changes to the Weighting Factors for Plastics Production Services of more than five (5) percentage points, RCSI, in its sole discretion, once during a calendar year upon 60 days notice, *** of the Weighting Factor for Plastics Production Services for any one or more Critical Service Levels upon written notice to First Data; provided, however, that the sum of the Weighting Factors for Plastics Production Services for all Critical Service Levels shall not exceed the Pool Percentage Available for Allocation for Plastics Production Services.

(ii) For changes to the Weighting Factors for Plastics Production Services of five (5) percentage points or less during a calendar year:

(A) RCSI in its sole discretion once every quarter shall provide reasonable notice to First Data of such changes and *** the allocation of the Weighting Factors for Plastics Production Services for any one or more Critical Plastics Service Levels within five (5) percentage points of the existing allocation (adjusting larger or smaller for a total range of ten (10) percentage points); provided, however, that the sum of the Weighting Factors for Plastics Production Services for all Critical Plastics Service Levels shall not exceed the Pool Percentage Available for Allocation for Plastics Production Services.

(B) At no time during a single calendar year may RCSI adjust the Weighting Factors for Plastics Production Services so that the revised allocation exceeds five points (either lesser or greater) of the original allocation for that calendar year.

6.	QUALITY-RELATED SERVICE LEVELS

6.1	Print Service Levels.

(a) For those quality-related Critical Print Service Levels that (i) utilize a DPMO calculation; and (ii) are so indicated in Exhibit B-1, as of the Effective Date, a DPMO of *** (*** Sigma) shall apply.

Schedule B	B - 21	RCSI / First Data Confidential

Final Execution Version

(b) If during any month up until June 30, 2010, First Data commits a Service Level Default of any quality-related Critical Print Service Levels, the following terms shall apply:

(i) First Data is not responsible to pay a Service Level Credit for a Service Level Default during that month if the DPMO measurement is above *** DPMO but lower than or equal to *** DPMO. First Data will then have a sixty (60) day period during which First Data can cure that Service Level Default and not incur any Service Level Credit. If after sixty (60) days, First Data is unable to cure the Service Level Default, First Data will provide RCSI with a Service Level Credit for a Service Level Default of greater than *** DPMO. For example, if First Data commits a Service Level Default of the Statement Accuracy Service Level because at the end of January 2010 the DPMO for the month of January was ***, First Data will not provide RCSI a Service Level Credit for such Service Level Default. First Data will not provide RCSI with a Service Level Credit after February or March 2010 if the DPMO remains *** as February and March constitute the cure period. However, if after the month of April, the DPMO for the Statement Accuracy Service Level remains ***, First Data will provide RCSI with a Service Level Credit at the end of April.

(ii) If a Service Level Default of any quality-related Critical Print Service Levels exceeds *** DPMO at any time after the Effective Date, First Data will provide a Service Level Credit to RCSI with no opportunity to cure such Service Level Default.

6.2	Plastics Service Levels.

For all quality-related Critical or Tracking Plastics Service Levels that utilize a DPMO calculation, as of the Effective Date the DPMO calculation that shall apply is *** DPMO.

7.	RELATIONSHIP BETWEEN THIS AGREEMENT AND THE TSA REGARDING SERVICE LEVELS

(a) During the Term, there is a complete exclusion from Service Level Credits or other remedies for TSA caused issues, except as set forth in Section 7(b).

(b) Termination Rights Events. After November 1, 2012 if *** is caused by First Data’s performance under the TSA instead of under this Agreement, no *** applies but (in addition to whatever rights and remedies RCSI has under the TSA) RCSI will have Termination Right Events rights under this Agreement on the same basis as if the breach were caused under this Agreement. For the sake of clarity, this means that although no *** will be payable to RCSI for *** for TSA caused issues, RCSI will apply any *** for TSA caused issues for purposes of the Termination Rights Events under Section 18.1(a)(iv) of this Agreement. Prior to November 2012, RCSI will not apply any *** for TSA caused issues for purposes of the Termination Rights Events under Section 18.1(a)(iv) of this Agreement.

(c) External Defects. For TSA caused PSA impacting issues, First Data will provide email notification to RCSI the same day of identification of the issue

Schedule B	B - 22	RCSI / First Data Confidential

Final Execution Version

or within twenty-four (24) hours. The RCSI PSA and TSA teams will be involved in the issue resolution discussions. First Data will follow up with a preliminary Root Cause Analysis within seven (7) Production Days and a final Root Cause Analysis no later than thirty-seven (37) Production Days. Preliminary Root Cause Analysis will include root cause, description of impact to RCSI and any preventative actions that have been identified to that point.

(d) TSA caused issues that do not meet the criteria of a defined TSA Service Level are jointly evaluated by First Data and RCSI to determine if the issue has significant impact to be logged as an Other Business Impact (OBI) for purposes of reporting and Root Cause Analysis. Criteria for evaluation of impact have been agreed as of the Effective Date and any changes to the OBI criteria shall be mutually agreed upon by the Parties.

(e) TSA Caused/PSA Impacting OBI’s will follow defined OBI reporting and RCA related processes.

(f) TSA Caused/PSA impacting OBI’s will be included in the Monthly Performance Report. Reporting will include: 1) number of issues within the reporting month, and 2) a brief description of each issue.

(g) Assessment of whether a Service Level Default was caused by a TSA-caused or PSA-caused issue will be based on the root cause of the issue. For example, a TSA caused embossing accuracy issue would be assessed against a TSA Embossing Accuracy Service Level (if in existence) vs. a PSA embossing accuracy Service Level.

(h) TSA and PSA Service Levels do not create an opportunity for the assessment of a monetary penalty in both Agreements based on the same Defect.

Schedule B	B - 23	RCSI / First Data Confidential

Final Execution Version

EXHIBIT B-1

SERVICE LEVEL METRICS

I.	DEFINITIONS.

A.	The following capitalized terms will have the meanings given them below:

1.	“Card Cycle Time” means the elapsed time in Business Days beginning on Day 0 and ending at the time that the Transaction Cards and Transaction Card Packages included in that Transaction Card cycle are Released into the USPS Mail Stream. The Card Cycle Time for a particular Transaction Card cycle will be the date and time set forth in the Service Level descriptions in Schedule B, Exhibit B-1 or in the RCSI Rules. In the event of a conflict between the Service Level descriptions in this Agreement and the RCSI Rules, the Service Level descriptions in this Agreement shall control.

2.	“Daily Letters” means Letters that are automatically triggered by the First Data System and do not require a release notification prior to printing.

3.	“Day 0” means the night of a processing cycle and ends at 11:59 p.m.

4.	“Day 1” means the first Production Day, Business Day, or Working Day following Day 0 of a processing cycle and ends at 11:59 p.m.

5.	“Day 2” means the second Production Day, Business Day, or Working Day following Day 0 of a processing cycle and ends at 11:59 p.m.

6.	“Day 3” means the third Production Day, Business Day, or Working Day following Day 0 of a processing cycle and ends at 11:59 p.m.

7.	“Day 4” means the fourth Production Day, Business Day, or Working Day following Day 0 of a processing cycle and ends at 11:59 p.m.

8.	“Day 5” means the fifth Production Day, Business Day, or Working Day following Day 0 of a processing cycle and ends at 11:59 p.m.

9.	“Letter Cycle Time” means the elapsed time in Business Days beginning on Day 0 and ending at the time the Letters are Released into the USPS Mailstream. The Letter Cycle Time for a specific Letter type is set forth in the Service Level descriptions in Schedule B, Exhibit B-1 or in the RCSI Rules. In the event of a conflict between the Service Level descriptions in this Agreement and the RCSI Rules, the Service Level descriptions in this Agreement shall control.

Exhibit B-1	B-1 - 1	RCSI / First Data Confidential

Final Execution Version

10.	***

11.	“Priority Daily Letters” means Letters that are automatically triggered by the First Data System and do not require a release notification prior to printing, and for which RCSI identifies a Letter Cycle Time requirement that is not to exceed one (1) day.

12.	“Recovery Letter” means a Letter, requested by RCSI, due to a Service Level Default of the 2 Day SLA, or a production Hold “run without” scenario after which RCSI would require First Data to send a separate Letter.

13.	“Response Required Deadline Determined (R2D2) Letters” means Letters that are automatically triggered by the RCSI System and that specify a response from the recipient prior to a deadline specified by RCSI or an RCSI Customer.

14.	“Special Letters” means Letters that are force triggered by RCSI and not automatically triggered by the First Data System, the RCSI System, or co-mingled with Daily Letters, and require an email or hard copy communication from RCSI for print release. The Letter Cycle Time for Special Letters will be mutually agreed between the Parties on a case-by-case basis. Priority legal letters (excluding Recovery Letters) shall be a subset of Special Letters.

15.	“Statement Cycle Time” means the elapsed time in Production Days beginning on Day 0 and ending at the time that the Statements and Statement Packages included in that Statement cycle are Released into the USPS Mail Stream. The Statement Cycle Time for Statements and Statement Packages is set forth in the Service Level descriptions in Schedule B, Exhibit B-1 or the RCSI Rules. In the event of a conflict between the Service Level descriptions in this Agreement and the RCSI Rules, the Service Level descriptions in this Agreement shall control.

B.	Other capitalized terms used in this Exhibit B-1, but not defined above, are defined where they are used or elsewhere in this Agreement, and have the meanings there indicated.

Exhibit B-1	B-1 - 2	RCSI / First Data Confidential

Final Execution Version

II.	SERVICE LEVELS.

A.	Service Levels containing (*) shall be subject to the Section 6.1(a) of Schedule B.

B.	Service Levels containing (**) will begin being measured on August 20, 2009.

C.	Service Levels containing (***) shall be assigned a single Weighting Factor for Print Production Services or a single Weighting Factor for Plastics Production Services. That assigned Weighting Factor will be applied consistently to each Service Level calculation under that particular Service Level and will not vary between RCSI Customers or between Product Categories.

D.	Under the 2 Day SLA, First Data will use commercially reasonable efforts to maintain a process for each billing cycle under which approximately *** to *** of Statements and Statement Packages are mailed on Day One, and the remainder of Statements and Statement Packages are mailed on Day 2 of the cycle. For the avoidance of doubt, this Section II.D does not constitute either (A) a condition or component of the 2 Day SLA under Section 4.1(b) of Schedule B; or (B) a separate Service Level.

E.	Unless otherwise noted, all Service Levels will be measured at the conclusion of a Measurement Period.

Reference Number	Function and Service Level Description	Critical / Special/ Tracking	Weighting Factor – Print Services	Weighting Factor – Plastic Services	Measurement Tool	Measurement Period	Service Level Metric

Timeliness – Print Services for Statements and Other Correspondence (Excluding Letters) for all Product Categories

2 Day SLA: Paper Statements, Statement Packages, Electronic Statements, Reruns/Reprints**

The 2 Day SLA measures the monthly Statement volume (measured by a percentage) that exceeds the applicable Statement Cycle Times for each of Paper Statement timeliness, and Rerun/Reprint timeliness and the one (1) day Electronic Statement timeliness period based on the total calculation of the three Statement types.

		Special Per Section 4.6(b) of Schedule B	NA	NA	Formscan	Monthly	*** of Paper Statements, Statement Packages, Electronic Statements, and Rerun/Reprints are completed in accordance with the calculation provided for this Special Service

Exhibit B-1	B-1 - 3	RCSI / First Data Confidential

Final Execution Version

Reference Number	Function and Service Level Description	Critical / Special/ Tracking	Weighting Factor – Print Services	Weighting Factor – Plastic Services	Measurement Tool	Measurement Period	Service Level Metric

The calculation for the 2 Day SLA is as follows:

[(Total number of Paper Statements and Reprint/Reruns (if any in that Measurement Period) that complete within the applicable Statement Cycle Time) + (the total number of Electronic Statements that are delivered to the eMessenger web server by the completion of ***)] divided by [(the total number of Paper Statements and Reprint/Reruns that were Released into the USPS Mailstream) + (the total number of Electronic Statements that were delivered to the eMessenger web server)].

I. Paper Statements and Statement Packages

All Paper Statements and Statement Packages (excluding Replacement Statements) shall maintain a Statement Cycle Time of ***) Production Days.

II. Electronic Statements:

First Data will provide all Electronic Statements to the eMessenger web server within *** Production Day of Day Zero.

Level in the Function and Service Level Description column, subject to the Special Service Level Credit structure in Section 4.6(b) (which remedies proposed in Section 4.6(b) are the exclusive remedy for breach of this 2 Day SLA) of Schedule B.

For the sake of clarity, *** of all Paper Statements and Statement Packages will be completed in 2 days, *** of Electronic Statements will be completed in ***, and *** of Reruns/Reprints will be completed in accordance with Romanette III of the Function and

Exhibit B-1	B-1 - 4	RCSI / First Data Confidential

Final Execution Version

Reference Number	Function and Service Level Description	Critical / Special/ Tracking	Weighting Factor – Print Services	Weighting Factor – Plastic Services	Measurement Tool	Measurement Period	Service Level Metric

III. Rerun/Reprint

(a) For purposes of calculating the time period during which First Data must Release into the USPS Mailstream the Statements and/or Statement Packages required to be Rerun/Reprint (i.e. the reset period of the 2 Day SLA for Statements and/or Statement Packages that need to be Rerun/Reprinted), Day One is the day that RCSI releases the Rerun/Reprint file to First Data by 6:00 am CT.

(b) If First Data causes the need to Rerun/Reprint the Paper Statements and/or Statement Packages, First Data must have the materials required to be Rerun/Reprint Released into the USPS Mailstream is by the end of Day Two.

(c) If RCSI causes the need to Rerun/ Reprint the Paper Statements and/or Statement Packages:

(i) First Data must have the Statements and/or Statement Packages required to be Rerun/Reprint Released into the USPS Mailstream by the end of Day 2 for Reruns/Reprints with a volume of less than or equal to *** Units; or

Service Level Description column for this Service Level.

Exhibit B-1	B-1 - 5	RCSI / First Data Confidential

Final Execution Version

Reference Number	Function and Service Level Description	Critical / Special/ Tracking	Weighting Factor – Print Services	Weighting Factor – Plastic Services	Measurement Tool	Measurement Period	Service Level Metric

	(ii) First Data must have the Statements and Statement Packages required to be Rerun/Reprint Released into the USPS Mailstream by the end of Day 4 for Reruns/Reprints with a volume of more than *** Units.

2.6	In the event that there is a Special Service Level Default of the 2 Day SLA, First Data will provide Account detail reporting to RCSI by the end of Day 5 after the occurrence. ***	Critical	20%	NA	Formscan	Monthly	*** within five (5) Production Days

Timeliness – Letters (All Product Categories)

10

Recovery Letters

The Letter Cycle Time for Recovery Letters is *** Business Days.

For Recovery Letters for which First Data receives the Recovery Letter file directly from RCSI, Day One is the day the file is received at First Data by 6:00 am CT.

This Recovery Letters Service Level has no Weighting Factor assigned.

This Service Level measures the number of occurrences during a

		Critical	NA	NA	Formscan	Monthly

*** of the *** Letter Cycle Time for Recovery Letters results in a Service Level Credit.

The *** of the *** Letter Cycle Time for Recovery Letters results in a *** Service Level Credit. *** of the *** Letter Cycle Time for Recovery Letters thereafter within the same

Exhibit B-1	B-1 - 6	RCSI / First Data Confidential

Final Execution Version

Reference Number	Function and Service Level Description	Critical / Special/ Tracking	Weighting Factor – Print Services	Weighting Factor – Plastic Services	Measurement Tool	Measurement Period	Service Level Metric

Measurement Period that First Data fails to meet the Recovery Letter Cycle Time. For purposes of this Service Level, each “Occurrence” is based upon each Recovery Letter file grouping that is Released into the USPS Mailstream (i.e. not each individual Unit mailed per grouping of letters).

For the sake of clarity, this Service Level is an exception to Section 4.5(d) of Schedule B.

This Critical Service Level is subject to the Amount at Risk for Print Production Services.

Measurement Period results in a *** Service Level Credit.

10.1	Daily Letters and Replacement Statements The Letter Cycle Time for Daily Letters and Replacement Statements is four (4) Business Days.	Tracking	NA	NA	Formscan	Monthly	***

10.2	Special Letters The Letter Cycle Time for Special Letters will be mutually agreed by the Parties on a per occurrence basis. First Data shall comply with the mutually agreed upon timelines.	Tracking	NA	NA	Formscan	Monthly	***

10.3	Response Required Deadline Determined (R2D2) The Letter Cycle Time for R2D2 Letters is two (2) Business Days.	Tracking	NA	NA	Formscan	Monthly	***

Exhibit B-1	B-1 - 7	RCSI / First Data Confidential

Final Execution Version

Reference Number	Function and Service Level Description	Critical / Special/ Tracking	Weighting Factor – Print Services	Weighting Factor – Plastic Services	Measurement Tool	Measurement Period	Service Level Metric

10.4(b)	Priority Daily Letters The Letter Cycle Time for Priority Daily Letters is one (1) Business Day.	Tracking	NA	NA	Formscan	Monthly	***

10.5	Daily ABC / Offline Letters The Letter Cycle Time for ABC/Offline Letters is five (5) Business Days.	Tracking	NA	NA	Formscan	Monthly	***

10.6

Daily Certified Mail Letters

The Letter Cycle Time for Daily Certified Mail Letters is one (1) Business Day for the initial *** of Daily Certified Mail Letters and two (2) Business Days for the remaining *** of Daily Certified Mail Letters.

		Tracking	NA	NA	Formscan	Monthly	*** of Daily Certified Mail Letters shall complete on Day 1; and *** of Daily Certified Letters shall complete on Day 2

10.4 (b)	*** Letters The Letter Cycle Time for all *** Letters is one (1) Production Day.	Tracking	NA	NA	Formscan	Monthly	***

Accuracy – Print Production Services – Internal Defects

8.2	Statements, Statement Packages, and Letters – Accuracy * This Service Level measures the accuracy of Statements, Statement Packages and Letters through a DPMO calculation based on the amount of Internal Defects found during the internal sampling processes.	Critical	40%	NA	Outgoing Quality Level (OQL) Application	Monthly	First Data shall maintain a DPMO of at least *** in accordance with Section 6.1 of Schedule B.

Exhibit B-1	B-1 - 8	RCSI / First Data Confidential

Final Execution Version

Reference Number	Function and Service Level Description	Critical / Special/ Tracking	Weighting Factor – Print Services	Weighting Factor – Plastic Services	Measurement Tool	Measurement Period	Service Level Metric

The Swing Arm Inserter, High Speed Inserter, Manual Work Stations, and Random Quality Sampling Service Levels will all be measured on an individual tracking basis. The aggregate of the four aforementioned Service Levels will comprise the overall DPMO calculation of this Service Level.

8.2.1

Swing Arm Inserter – Accuracy

This Service Level measures the accuracy of Statements, Statement Packages and Letters through a DPMO calculation based on the amount of Internal Defects found during the swing arm inserter sampling processes.

For every Statement processed on swing arm inserter equipment, First Data will sample every RCSI job run.

First Data will sample at a rate (plus or minus 5%) of one piece randomly selected by the system for every 500 pieces run.

		Tracking	NA	NA	Outgoing Quality Level (OQL) Application	Monthly	DPMO of ***

Exhibit B-1	B-1 - 9	RCSI / First Data Confidential

Final Execution Version

Reference Number	Function and Service Level Description	Critical / Special/ Tracking	Weighting Factor – Print Services	Weighting Factor – Plastic Services	Measurement Tool	Measurement Period	Service Level Metric

The Parties may mutually agree to change the sample size at any time.

First Data will check and report the sample data by job, client number (or by client when possible when requested by RCSI) and equipment type.

8.2.2

High Speed Inserter – Accuracy

This Service Level measures the accuracy of Statements, Statement Packages and Letters through a DPMO calculation based on the amount of Internal Defects found during the high speed inserter internal sampling processes.

For work that is completed on high speed inserter equipment, First Data will sample every RCSI job run.

First Data will sample at a rate (plus or minus 5%) of one piece randomly selected by the system for every 2500 pieces run.

The Parties may mutually agree to change the sample size at any time.

First Data will check and report the sample data by job, client number (or by client when possible when requested by RCSI) and equipment type.

		Tracking	NA	NA	Outgoing Quality Level (OQL) Application	Monthly	DPMO of ***

Exhibit B-1	B-1 - 10	RCSI / First Data Confidential

Final Execution Version

Reference Number	Function and Service Level Description	Critical / Special/ Tracking	Weighting Factor – Print Services	Weighting Factor – Plastic Services	Measurement Tool	Measurement Period	Service Level Metric

8.2.3

Manual Work Stations

This Service Level measures the accuracy of Statements, Statement Packages and Letters through a DPMO calculation based on the amount of Internal Defects found during the manual work stations internal sampling processes.

For work that is completed at manual work stations, First Data will sample every RCSI job run.

First Data will sample at a rate (plus or minus 5%) of one piece randomly selected by the operator for each job.

The Parties may mutually agree to change the sample size at any time.

First Data will check and report the sample data by job, client (or by client when possible when requested by RCSI) and equipment type.

		Tracking	NA	NA	Outgoing Quality Level (OQL) Application	Monthly	DPMO of ***

8.2.4	Random Quality Sampling – Accuracy This Service Level measures the accuracy of Statements, Statement Packages and Letters through a	Tracking	NA	NA	Outgoing Quality Level (OQL) Application	Monthly	DPMO of ***

Exhibit B-1	B-1 - 11	RCSI / First Data Confidential

Final Execution Version

Reference Number	Function and Service Level Description	Critical / Special/ Tracking	Weighting Factor – Print Services	Weighting Factor – Plastic Services	Measurement Tool	Measurement Period	Service Level Metric

DPMO calculation based on the amount of Internal Defects found during the random quality internal sampling processes.

First Data will pull a minimum of *** samples (plus or minus ***) at random for each Production Day.

The Parties may mutually agree to change the sample size at any time.

First Data will check and report the sample data by job, client number (or by client when possible when requested by RCSI) and equipment type.

Accuracy – Plastics Production Services – Internal Defects

9.2	Plastics Production Services – Accuracy This Service Level measures the accuracy of Transaction Cards and Transaction Card Packages by calculating the DPMO based on the Internal Defects found during the internal sampling processes. First Data shall achieve at a minimum the monthly average DPMO of *** (or *** Sigma) for all Transaction Cards and Transaction Card Packages produced during a Measurement Period.	Critical	NA	25%	Outgoing Quality Level (OQL) Application	Monthly	First Data shall maintain a DMPO of at least *** (or *** Sigma).

Exhibit B-1	B-1 - 12	RCSI / First Data Confidential

Final Execution Version

Reference Number	Function and Service Level Description	Critical / Special/ Tracking	Weighting Factor – Print Services	Weighting Factor – Plastic Services	Measurement Tool	Measurement Period	Service Level Metric

Accuracy – Wrong Materials and External Defects

11.1	Wrong Materials (Includes both Print Services and Plastics Services) The Wrong Materials Special Service Level is described in detail in Section 4.6(c) of Schedule B.	Special per Section 4.6(c) of Schedule B	NA	NA	EDTS application (External Defect Tracking System)	Monthly	The metric and accompanying Special Service Level Credits are described in Section 4.6(c) of Schedule B.

11.2	All External Defects other than Wrong Materials for Print Services*** This Service Level measures the total number of occurrences of External Defects during a Measurement Period. The External Defects Critical Service Level is described in detail in Section 4.5(e) of Schedule B.	Critical	40%	NA	EDTS application (External Defect Tracking System)	Monthly	The metric and accompanying Special Service Level Credits are described in Section 4.5(e) of Schedule B.

11.3	All External Defects other than Wrong Materials for Plastics Services*** This Service Level measures the total number of occurrences of External Defects during a Measurement Period. The External Defects Critical Service Level is described in detail in Section 4.5(e) of Schedule B.	Critical	NA	25%	EDTS application (External Defect Tracking System)	Monthly	The metric and accompanying Special Service Level Credits are described in Section 4.5(e) of Schedule B

Exhibit B-1	B-1 - 13	RCSI / First Data Confidential

Final Execution Version

Reference Number	Function and Service Level Description	Critical / Special/ Tracking	Weighting Factor – Print Services	Weighting Factor – Plastic Services	Measurement Tool	Measurement Period	Service Level Metric

Timeliness – Plastics Production Services

5.6	All Transaction Cards and Transaction Card Packages (excluding Re-Issue, Mass, and Natural Re-issue Transaction Cards)*** The Card Cycle Time for daily Transaction Cards and Transaction Card Packages is *** in two (2) Business Days and *** in three (3) Business Days. For the sake of clarity, *** Transaction Card Packages are included in this Service Level. This Service Level calculation will be made in accordance with Section 4.5(d) of Schedule B.	Critical	NA	25%	CardTrack II	Monthly	*** within two (2) Business Days *** within three (3) Business Days

5.8

For *** plastics only:

The Card Cycle Time for *** Transaction Cards and Transaction Card Packages is one (1) Business Day.

For those *** Transaction Cards and Transaction Card Packages not mailed within one (1) Business Day, First Data will provide an explanation in writing defining why the *** Transaction Card Package was not produced and mailed in accordance with this Service Level.

		Tracking	NA	NA	CardTrack II	Monthly	*** within one (1) Business Day

Exhibit B-1	B-1 - 14	RCSI / First Data Confidential

Final Execution Version

Reference Number	Function and Service Level Description	Critical / Special/ Tracking	Weighting Factor – Print Services	Weighting Factor – Plastic Services	Measurement Tool	Measurement Period	Service Level Metric

5.10	***only:***	Critical	NA	5%	CardTrack II	Monthly	***

The Card Cycle Time for *** Transaction Cards and Transaction Card Packages is the same day that First Data receives the embossing file.

For illustrative purposes, First Data receives the file by 2:00 am CT, they will be produced and mailed by close of business the same day. This does not apply to mass reissues and natural reissues.

This Service Level calculation will be made in accordance with Section 4.5(d) of Schedule B.

6.1	Same Day Plastics Cycle time for files received after 3 p.m. EST *** The Card Cycle Time for Same Day Transaction Cards received by First Data after 3:00 p.m. ET is the next Business Day for *** and is Day 2 for ***. This Service Level calculation will be made in accordance with Section 4.5(d) of Schedule B.	Critical	NA	5%	CardTrack	Monthly	*** Next business day, *** Day 2 (Business Days only)

6.2	Same Day Plastics Cycle time for files received before 3 p.m. EST *** The Card Cycle Time for Same Day	Critical	NA	5%	CardTrack	Monthly	*** same Business Day; *** next Business Day

Exhibit B-1	B-1 - 15	RCSI / First Data Confidential

Final Execution Version

Reference Number	Function and Service Level Description	Critical / Special/ Tracking	Weighting Factor – Print Services	Weighting Factor – Plastic Services	Measurement Tool	Measurement Period	Service Level Metric

Transaction Cards received by First Data at or before 3:00 p.m. ET is the same Business Day for *** and is the next Business Day for ***.

This Service Level calculation will be made in accordance with Section 4.5(d) of Schedule B.

7.1

Mass Reissue Transaction Cards

The Parties will agree on the Card Cycle Time for mass re-issue Transaction Cards and Transaction Card Packages on a per event basis.

The mass reissue timeliness calculation will be the percentage calculated as:

The number of mass re-issue items actually mailed on time at the end of the Measurement Period / all mass re-issue items mailed during the Measurement Period.

		Tracking	NA	NA	CardTrack II	Monthly	*** of the agreed Card Cycle Time

7.2	Natural Reissue Transaction Cards and Transaction Card Packages *** First Data will produce and mail each embossing tape within fifteen (15) Business Days of receipt by First Data, with a commitment of all packages produced and mailed by the last day of the month prior to the month of the expiration date.	Critical	NA	10%	CardTrack II	Monthly	*** of the full reissue file will be completed within fifteen (15) Business Days of receipt by First Data but in no event not later than the last day of the month

Exhibit B-1	B-1 - 16	RCSI / First Data Confidential

Final Execution Version

Reference Number	Function and Service Level Description	Critical / Special/ Tracking	Weighting Factor – Print Services	Weighting Factor – Plastic Services	Measurement Tool	Measurement Period	Service Level Metric
	This Service Level calculation will be made in accordance with Section 4.5(d) of Schedule B.						prior to the month of expiration of the Transaction Card for each Account

Timeliness – Inventory of all Production Services

12.1

Inventory Receiving

First Data shall log into the system and make “production ready” all materials received within forty-eight (48) hours from the time of receipt at the dock to the time the data is logged into the First Data System

		Tracking	NA	NA	Material Management System (MMS)	Monthly	*** In 2 Working Days, *** in 3 Working Days.

Accuracy – Inventory

	Inventory – Accuracy First Data shall input all inventory data into the system correctly, including the First Data item number, weights, thickness etc.	Tracking	NA	NA	Material Management System (MMS)	Monthly	***

First Data Service Center Tickets

First Data shall acknowledge all tickets received by the First Data Service Center (as more fully described under the TSA) within two (2) hours of receipt by First Data.

		Tracking	NA	NA	Service Center Reporting Tool	Monthly	***

Exhibit B-1	B-1 - 17	RCSI / First Data Confidential

Final Execution Version

Reference Number	Function and Service Level Description	Critical / Special/ Tracking	Weighting Factor – Print Services	Weighting Factor – Plastic Services	Measurement Tool	Measurement Period	Service Level Metric

Reporting – Timeliness

13.1

Reporting – Timeliness

First Data shall provide *** of reports to RCSI on or before:

•    Daily reports: Report generated and addressed to RCSI and sent to the First Data email server by 10 a.m. Eastern Time each Working Day.

•    Weekly reports: Report generated and addressed to RCSI and sent to the First Data email server by 5 p.m. Eastern Time on the first Working Day of each week.

•    Monthly reports: Monthly reports to be delivered in accordance with Schedule B 3.3 (a)(i, ii, and iii)

•    Quarterly reports: Provided as mutually agreed.

NOTE: Automated reports will be provided in Production Days, and manual reports will be provided on Working Days unless otherwise noted in Schedule G (Reports).

		Tracking	NA	NA	Manual	Monthly	***

Exhibit B-1	B-1 - 18	RCSI / First Data Confidential

Final Execution Version

Reference Number	Function and Service Level Description	Critical / Special/ Tracking	Weighting Factor – Print Services	Weighting Factor – Plastic Services	Measurement Tool	Measurement Period	Service Level Metric

Reporting – Accuracy

*** of reports do not require rework or revision due to any inaccuracy and do contain sufficient data for reconciliation by RCSI.

The calculation for this Service Level will be the total number of correct reports per month divided by the total number of reports. The method of determining whether a report is inaccurate is whether either Party identifies such report as inaccurate

		Tracking	NA	NA	Manual	Monthly	***

Exhibit B-1	B-1 - 19	RCSI / First Data Confidential

Final Execution Version

EXHIBIT B-2

CTQ’S

I. PLASTICS PRODUCTION SERVICES CTQ’S

The following chart describes the CTQs for the Plastics Production Services.

CARDS							Page 1
Voice of Client	CTQ Name	Requirement Description	Impact Category
Contents Secured	OME Seal Correct	Outer Mailing Envelop is properly sealed according to processing requirements	Compliance and Relationship
	Defect Name	Definition of defect	Impact category	Category	Sev Alert	Email	RCA
	OME: Sealed Improperly	Envelope not completely sealed per requirements. Plastics: Sealed within 2 inches from edge of flap. OR if requirements are “to not seal”, it was sealed.	Compliance	Sev 1	Yes		Yes
	OME: Sticking	Account/mailpieces sticking together, OR outer mailing envelope sticking to contents.	Relationship	Sev 3		Yes	If requested
	OME/BRE Address Visible	Outer Mailing & Business Reply Envelope addresses are meeting USPS requirements	Relationship
	Defect Name	Definition of defect	Impact category	Category	Sev Alert	Email	RCA

Exhibit B-2	B-2 - 1	RCSI / First Data Confidential

Final Execution Version

OME/BRE: Address/Barcode Not Visible or within USPS Clear Zone Specs

USPS Tap Test Failure for Outer Mailing Envelope due to Incorrect positioning of Address(es) or Barcodes in window(s) Minimum 1/25th” vertical space when tap down (dime width) & Minimum 1/8th” horizontal space when tap left or right, between barcode and other printing, window or label edges.

* Complete Address not Visible—

Masked: Insert, BRE flap, or Form corner folded in front of address.

OR Orientation: Inserted upside down, or backwards. OR Window alignment/programming incorrect.

		Relationship	Sev 3		Yes	If requested
All Pages/Cards Present	All form pages and cards are present for one and only one customer, including correct card quantity per BOM	Compliance and Relationship
Defect Name	Definition of defect	Impact category	Category	Sev Alert	Email	RCA
Card & Carrier: mismatch	Attachment of a personalized plastic to a printed card carrier with acct. information different than that found on the card.	Compliance	Sev 1	Yes		Yes

Exhibit B-2	B-2 - 2	RCSI / First Data Confidential

Final Execution Version

Card: Quantity wrong	Failure of a cardcarrier to contain the correct number of cards as part of the completed account/mailpiece. (Card Carrier could be empty/short a card, or could be non receipt of entire mailpiece)	Relationship	Sev 1	Yes		Yes
Card: duplicated	Production of two or more identical personalized plastics when only one was required. Caught Internally or Mailed.	Relationship	Sev 2		Yes	If exceeds threshold
Form: Print Wrong Duplex	Backer ID Code on back of form does not match front code for Duplex product (Print Class E & F). Potential for two Customers-specific information to be on one physical page. I.e. the two Print engines were not matched prior to printing or after a crash.	Relationship	Sev 1	Yes		Yes
Form: Double Stuff	More than one customers physical pages in one account/mailpiece. Relates to single and multipage products.	Compliance	Sev 1	Yes		Yes
Form: Multipage Separation	Customers pages separated, not all contained in same account/mailpiece, or missing document.	Compliance	Sev 1	Yes		Yes

Exhibit B-2	B-2 - 3	RCSI / First Data Confidential

Final Execution Version

	Form: Duplicated	Production of two or more documents containing identical acct. information when only one was required.—Caught Internally or Mailed.	Relationship	Sev 3		Yes	If requested
CARDS							Page 2
Correct BOM	Card Stock Correct	Plastic card stock used is correct per bill of materials	Relationship
	Defect Name	Definition of defect	Impact category	Category	Sev Alert	Email	RCA
	Card: Wrong Card Stock Used	Personalizing a plastic with acct. information on a stock # other than the one called for by the bill of materials.	Relationship	Sev 1	Yes		Yes
	Label Stock Correct	Card Activation Label is correct per bill of materials	Relationship
	Defect Name	Definition of defect	Impact category	Category	Sev Alert	Email	RCA
	Label: Missing	Failure to apply the card activation label called for in the bill of materials to a plastic.	Relationship	Sev 2		Yes	If exceeds threshold
	Label: Wrong	Application of a card activation label to a plastic other than the label called for in the bill of materials. Or label applied though BOM has ‘None’	Relationship	Sev 2		Yes	If exceeds threshold
	Label: Double	Same card activation label applied twice to the same plastic.	Relationship	Sev 3		Yes	If requested

Exhibit B-2	B-2 - 4	RCSI / First Data Confidential

Final Execution Version

Form Type Correct	Card Carrier Stock is correct per bill of materials	Relationship
Form: Wrong Form Type Used	Preprinted Vendor form type doesn’t match form type in Control Line per BOM(Bill of Materials)/ tracking system.	Relationship	Sev 1	Yes		Yes
Inserts/BRE Correct	Inserts & BRE used are coorect per bill of materials	Relationship
Insert/BRE: Wrong (Marketing Insert)	Placing an insert/BRE into an account/Mailpiece other than the one required by the BOM/bill of materials.	Relationship	Sev 3		Yes	If exceeds threshold
Insert/BRE: Wrong (T&C,APR,Legal Insert)	Placing an insert/BRE into an account/Mailpiece other than the one required by the BOM/bill of materials.	Compliance	Sev 1	Yes		Yes
Insert/BRE: Missing (Marketing Insert)	Failure to place an insert/BRE required by the bill of materials in the account/mailpiece	Relationship	Sev 3		Yes	If exceeds threshold
Insert/BRE: Missing (T&C, APR, Legal Insert)	Failure to place an insert/BRE required by the bill of materials in the account/mailpiece	Compliance	Sev 1	Yes		Yes
Insert/BRE: Multiple	More than one of the SAME insert /BRE in the account/mailpiece unless specified by BOM/Bill of Materials.	Relationship	Sev 3		Yes	If requested

Exhibit B-2	B-2 - 5	RCSI / First Data Confidential

Final Execution Version

	OME Correct	Outer Mailing Envelope used is correct per bill of materials	Relationship
	OME: Wrong	Outer Mailing Envelope other than the one called for on Bill of Materials was used.	Relationship	Sev 2		Yes	If exceeds threshold
CARDS							Page 3
Correct Personalization	Physical Product Appearance	Embossed/Ultragraphic characters, and Visual appearance & functionality of form/cards acceptable	Relationship
	Defect Name	Definition of defect	Impact category	Category	Sev Alert	Email	RCA
	Card: Defective / Damaged	Plastic received from the vendor has cosmetic or functional defects. (e.g. spots, discoloration, damaged, scratches, missing signature panel, Missing/Wrong Flying Security Symbol)	Relationship	Sev 1	Yes		Yes
	Card: BIN missing	Absence of a bank identification number on the front side of a plastic when required by the client.	Relationship	Sev 3		Yes	If requested
	Card: Missing/Wrong data	Embossed data on a personalized plastic is incorrect or incomplete. e.g. “valid to” date is just one month later than the “valid from” date; OR name or expiration date is missing.	Relationship	Sev 1	Yes		Yes

Exhibit B-2	B-2 - 6	RCSI / First Data Confidential

Final Execution Version

Card: Wrong Format	The format of embossed characters on a personalized plastic do not adhere to specific standards established by MasterCard & Visa, ISO & ANSI or specific clients. e.g. missing Pac-man die.	Relationship	Sev 3	Yes	If requested
Embossing: Popcorned	Two or more of the tops or bottoms of embossed characters on a personalized plastic fail to appear evenly in a horizontal straight line.	Relationship	Sev 3	Yes	If requested
Tipping: Over/Under	Tipping Foil applied to embossed characters is too heavy or too light. (Burnt/Partial)	Relationship	Sev 3	Yes	If requested
Tipping: Wrong color	Failure to apply the correct tipping foil color to the raised/embossed characters on a plastic as called for by the bill of materials.	Relationship	Sev 3	Yes	If requested
Label: Placement Issue	Application of any part of a card activation label that is too low, high, crooked, or upside down. Label on the face of a plastic interferes with the embossing and tipping of the raised characters, or goes over top edge of plastic.	Relationship	Sev 3	Yes	If requested
Hologram: Defective	Hologram Defective from Vendor. E.g. Missing, partial, misaligned, scratched, or double on the plastic.	Relationship	Sev 3	Yes	If requested

Exhibit B-2	B-2 - 7	RCSI / First Data Confidential

Final Execution Version

	Photo: Quality Issue	Misaligned photo on a photocard plastic allowing a portion of the white background in the plastic photo box to be visible. OR Photo lacks clarity or proper color.	Relationship	Sev 2	Yes	If exceeds threshold
	Ultragraphics: Quality Issue	Failure to apply complete required ultragraphics logo, or application of logo/characters over existing logos/characters on the front or back of a processed plastic.	Relationship	Sev 3	Yes	If requested
	Ultragraphics: Wrong color	Application of a particular color of ultragraphics foil to the front or back of a processed plastic other than the one called for by the bill of materials.	Relationship	Sev 3	Yes	If requested
	Ultragraphics: Wrong logo	Application of an ultragraphics logo/characters on the front or back of a processed plastic other than the one required by the client.	Relationship	Sev 2	Yes	If exceeds threshold
CARDS						Page 4
Correct Personalization	Physical Product Appearance	Embossed/Ultragraphic characters, and Visual appearance & functionality of form/cards acceptable	Relationship

Exhibit B-2	B-2 - 8	RCSI / First Data Confidential

Final Execution Version

Defect Name	Definition of defect	Impact category	Category	Sev Alert	Email	RCA
Mag Stripe: Damaged	Inability to encode a plastic with acct. information due to mag stripe damage. The magnetic strip is visibly damaged. When the card is checked on the Inspec 9000, there are areas of red shown.	Relationship	Sev 1	Yes		Yes
Mag Stripe: Missing/Partial	Inability to encode a plastic with acct. information due to a missing/partial mag stripe.	Relationship	Sev 1	Yes		Yes
Encoding: Data Wrong	Failure of the encoded data on the mag stripe of a personalized plastic to match the embossed data.	Relationship	Sev 1	Yes		Yes
Signature Panel Indent: Quality Issue	Signature Panel on back of personalized plastic has Missing, Partial or Popcorned characters (machine-applied acct. number &/or Personal Identification Number) Popcorned = horizontal alignment of top/bottom of characters is not even.	Relationship	Sev 3		Yes	If requested

Exhibit B-2	B-2 - 9	RCSI / First Data Confidential

Final Execution Version

Encoding: Out of Specs	The Mag stripe encoding on a personalized plastic is outside the specifications for encoded data as measured by a margin card or a Mag-Tek InSpec 9000 card reader. OR: Incomplete due to an invalid character in the acct. data stream. OR: Contains embossed acct. information on front, but no encoded information on mag stripe.	Relationship	Sev 1	Yes		Yes
Form: Damaged/Defective

Forms received from vendor are torn/damaged (including D Hole), have extraneous ink/faded ink, Registration off, Back of pre-printed form doesn’t match pre-printed front for Simplex Product (Print Class A & B). All COLOR Ink defects are ‘Form Defective’ Black Ink from vendor also ‘Form Defective’. But ALL Black Tonor issues are under ‘Form Poor Print Quality’

Damaged during Production:

Dirty/Foreign matter (other than toner or vendor ink) that measures at least 1/4” in any direction. or totally obscures or causes the omission of any single

		Relationship	Sev 3		Yes	If requested

Exhibit B-2	B-2 - 10	RCSI / First Data Confidential

Final Execution Version

character. (Oil Spots, dirt, belt marks, etc)

Torn: >/=  1⁄4” on edges or In body of form. OR Remit stub >1/2 torn from body of form. Wrinkle: Totally obscures or causes the omission of any single character, OR Any jagged wrinkle >3” measured from the 2 furthest points.

Form: Print Alignment Wrong

Printed Toner not aligned per specifications for Clients’ form. (i.e. ‘H’ alignment, perf-mark alignment, skewing, etc.)

OR Printed on form upside down or backwards,

OR MICR/OCR issues caused by Print Alignment.

			Relationship	Sev 3		Yes	If requested
CARDS							Page 5
Correct Personalization	Physical Product Appearance	Embossed/Ultragraphic characters, and Visual appearance & functionality of form/cards acceptable	Relationship
	Defect Name	Definition of defect	Impact category	Category	Sev Alert	Email	RCA

Exhibit B-2	B-2 - 11	RCSI / First Data Confidential

Final Execution Version

Form: Poor Print Quality

Toner missing or unused, or excessive. Toner totally obscures any single character, or omission of any single character.

OR Toner issues that cause Unscannable Barcodes (i.e. Formscan, MSAS, Zip-Code, or OMR Marks).

OR Any Toner marks that are clearly not part of the programmed printed form.

OR Using Wrong Toner- Print Class A & E should be Regular, Class B & F should be MICR.

		Relationship	Sev 3	Yes	If requested
Form: Fold Wrong

Fold is off Perforation OR Incorrect Nesting

OR using incorrect Fold style: Z, C for 11” forms, or Double Bi-fold vs Accordian Fold for 14”. OR fold is not aligned following unique client specifications. per special handling.

		Relationship	Sev 2	Yes	If exceeds threshold
Form: Cut—Bottom / Top	Top/Bottom cuts that are not within tolerance per cut template if applicable. OR Missing or mutilated text in any direction OR >1/8” of another form attached per client specifications. OR Any	Relationship	Sev 2	Yes	If exceeds threshold

Exhibit B-2	B-2 - 12	RCSI / First Data Confidential

Final Execution Version

cut that negatively impacts correct MICR/OCR alignment per templates where applicable.
	Form: Cut - Sides	Side cuts that are not within tolerance per cut template if available. OR Missing or mutilated text in any direction OR >1/8” of another form attached. OR Any cut that negatively impacts correct MICR/OCR alignment per templates where applicable. OR Any cut preventing insertion of remit stub flatly into Remit/BRE.	Relationship	Sev 3		Yes	If requested

Correct Postage	Postage Correct	Outer Mailing Envelope has correct and legible postage affixed as applicable	Compliance and Relationship
	Defect Name	Definition of defect	Impact category	Category	Sev Alert	Email	RCA
	Account/Mailpiece: Overweight	Account/mailpiece overweight: Possible extra materials pulled, or inserts pulled according to insert load instructions/System setup. (All but Print Mail Omaha currently WEIGHS every piece of mail during OQL inspections.) (mailpiece individual component	Relationship	Sev 3		Yes	If requested

Exhibit B-2	B-2 - 13	RCSI / First Data Confidential

Final Execution Version

inspection is separate inspection outside of OQL for MPTQM MS5–Print/Mail)
	Metered: Undeclared Over Weight	System calls for lighter postage rate while actual weight requires more postage. (Can be found during MERLIN USPS inspections). OR: Postage MISSING.	Relationship	Sev 3		Yes	If requested
	Metered: Marking Unreadable	Application of an unreadable postage amount, meter #, city or date by the postage meter to a finished account/mailpiece due to light or smudged ink.	Relationship	Sev 3		Yes	If requested
	Metered: Mailing Date Wrong	wrong date metered on a finished account/mailpiece.	Relationship	Sev 3		Yes	If requested
CARDS							Page 6
Correct Postage	Postage Correct	Outer Mailing Envelope has correct and legible postage affixed as applicable	Compliance and Relationship
	Defect Name	Definition of defect	Impact category	Category	Sev Alert	Email	RCA
	Metered: Postage Rate Wrong	Application of the incorrect postage or incorrect meter date to a finished account/mailpiece. OR: System calls for one postage rate while actual weight requires another.	Relationship	Sev 3		Yes	If requested

Exhibit B-2	B-2 - 14	RCSI / First Data Confidential

Final Execution Version

	Metered: Postage Marking Wrong	Failure to use proper slug in a postage meter per client instructions/ USPS requirements.	Relationship	Sev 3		Yes	If requested

Correct Mail Method	Courier or Routing Path Correct	Accounts/Mailpieces are routed/mailed per processing requirements.	Compliance and Relationship
	Defect Name	Definition of defect	Impact category	Category	Sev Alert	Email	RCA
Courier or Routing Path: Wrong (Wrong Address)

Not placing 1st Class on table/conveyor for Zip Sort; Standard A on pallet for PSI; Foreign on pallet/ tray for Prod. Svcs.

OR Incorrect Mailing Label OR account/Mailpiece has Incorrect or Illegible address, billing sys/prin, or Option Mail # written on package.

OR FDR Internal Mail Routing method is/was unclear for next processing department.

OR Destination barcode sprayed on mailpiece is not for Delivery address.

OR Incorrect Placard on Pallet

			Compliance	Sev 1	Yes		Yes

Exhibit B-2	B-2 - 15	RCSI / First Data Confidential

Final Execution Version

OR Incorrect Tray Tag on Presorted Mail. (Does NOT include Incorrect Separation/or Mixed setups)
Courier or Routing Path: Wrong (All Other listed defects)

Not placing 1st Class on table/conveyor for Zip Sort; Standard A on pallet for PSI; Foreign on pallet/ tray for Prod. Svcs.

OR Incorrect Mailing Label OR account/Mailpiece has Incorrect or Illegible address, billing sys/prin, or Option Mail # written on package.

OR FDR Internal Mail Routing method is/was unclear for next processing department.

OR Destination barcode sprayed on mailpiece is not for Delivery address.

OR Incorrect Placard on Pallet

OR Incorrect Tray Tag on Presorted Mail. (Does NOT include Incorrect Separation/or Mixed setups)

		Relationship	Sev 2	Yes	If exceeds threshold

Exhibit B-2	B-2 - 16	RCSI / First Data Confidential

Final Execution Version

II. PRINT PRODUCTION SERVICES CTQ’S

The following chart describes the CTQs for the Print Production Services.

Print							Page 1
Voice of Client	CTQ Name	Requirement Description	Impact Category
Contents Secured	OME Seal Correct	Outer Mailing Envelop is properly sealed according to processing requirements	Compliance and Relationship
	Defect Name	Definition of defect	Impact category	Category	Sev Alert	Email	RCA
	OME: Sealed Improperly	Envelope not completely sealed per requirements. Print/Mail: Sealed within 1 inch from both glue edges. OR if requirements are “to not seal”, it was sealed.	Compliance	Sev 1	Yes		Yes

Exhibit B-2	B-2 - 17	RCSI / First Data Confidential

Final Execution Version

OME: Sticking	Account/mailpieces sticking together, OR outer mailing envelope sticking to contents.	Relationship	Sev 3		Yes	If requested
OME/BRE Address Visible	Outer Mailing & Business Reply Envelope addresses are meeting USPS requirements	Relationship
Defect Name	Definition of defect	Impact category	Category	Sev Alert	Email	RCA
OME/BRE: Address/Barcode Not Visible or within USPS Clear Zone Specs

USPS Tap Test Failure for Outer Mailing Envelope due to Incorrect positioning of Address(es) or Barcodes in window(s) Minimum 1/25th” vertical space when tap down (dime width) & Minimum 1/8th” horizontal space when tap left or right, between barcode and other printing, window or label edges.

* Complete Address not Visible— Masked: Insert, BRE flap, or Form corner folded in front of address.

OR Orientation: Inserted upside down, or backwards. OR Window alignment/programming incorrect.

		Relationship	Sev 3		Yes	If requested

Exhibit B-2	B-2 - 18	RCSI / First Data Confidential

Final Execution Version

	All Pages/Cards Present	All form pages and cards are present for one and only one customer, including correct card quantity per BOM	Compliance and Relationship
	Defect Name	Definition of defect	Impact category	Category	Sev Alert	Email	RCA
	Form: Print Wrong Duplex	Backer ID Code on back of form does not match front code for Duplex product (Print Class E & F). Potential for two Customers-specific information to be on one physical page. I.e. the two Print engines were not matched prior to printing or after a crash.	Relationship	Sev 1	Yes		Yes
	Form: Double Stuff	More than one customers physical pages in one account/mailpiece. Relates to single and multipage products.	Compliance	Sev 1	Yes		Yes
	Form: Multipage Separation	Customers pages separated, not all contained in same account/mailpiece, or missing document.	Compliance	Sev 1	Yes		Yes
	Form: Duplicated	Production of two or more documents containing identical acct. information when only one was required.—Caught Internally or Mailed.	Relationship	Sev 3		Yes	If requested
Print							Page 2

Exhibit B-2	B-2 - 19	RCSI / First Data Confidential

Final Execution Version

Correct BOM	Form Type Correct	Form Type used is correct per bill of materials	Relationship
	Form: Wrong Form Type Used	Preprinted Vendor form type doesn’t match form type in Control Line per BOM(Bill of Materials)/ tracking system.	Relationship	Sev 1	Yes		Yes
	Inserts/BRE Correct	Inserts & BRE used are correct per bill of materials	Relationship
	Insert/BRE: Wrong (Marketing Insert)	Placing an insert/BRE into an account/Mailpiece other than the one required by the BOM/bill of materials.	Relationship	Sev 3		Yes	If exceeds threshold
	Insert/BRE: Wrong (T&C,APR,Legal Insert)	Placing an insert/BRE into an account/Mailpiece other than the one required by the BOM/bill of materials.	Compliance	Sev 1	Yes		Yes
	Insert/BRE: Missing (Marketing Insert)	Failure to place an insert/BRE required by the bill of materials in the account/mailpiece	Relationship	Sev 3		Yes	If exceeds threshold
	Insert/BRE: Missing (T&C, APR, Legal Insert)	Failure to place an insert/BRE required by the bill of materials in the account/mailpiece	Compliance	Sev 1	Yes		Yes
	Insert/BRE: Multiple	More than one of the SAME insert /BRE in the account/mailpiece unless specified by BOM/Bill of Materials.	Relationship	Sev 3		Yes	If requested
	OME Correct	Outer Mailing Envelope used is correct per bill of materials	Relationship

Exhibit B-2	B-2 - 20	RCSI / First Data Confidential

Final Execution Version

	OME: Wrong	Outer Mailing Envelope other than the one called for on Bill of Materials was used.	Relationship	Sev 2		Yes	If exceeds threshold
Correct Personalization	Physical Product Appearance	Visual appearance and functionality of form acceptable	Relationship
	Defect Name	Definition of defect	Impact category	Category	Sev Alert	Email	RCA
Form: Damaged/Defective

Forms received from vendor are torn/damaged (including D Hole), have extraneous ink/faded ink, Registration off, Back of pre-printed form doesn’t match pre-printed front for Simplex Product (Print Class A & B). All COLOR Ink defects are ‘Form Defective’ Black Ink from vendor also ‘Form Defective’. But ALL Black Tonor issues are under ‘Form Poor Print Quality’

Damaged during Production: Dirty/Foreign matter (other than toner or vendor ink) that measures at least 1/4” in any direction. or totally obscures or causes the omission of any single character. (Oil Spots, dirt, belt marks, etc)

			Relationship	Sev 3		Yes	If requested

Exhibit B-2	B-2 - 21	RCSI / First Data Confidential

Final Execution Version

Torn: >/= 1⁄4” on edges or In body of form. OR Remit stub >1/2 torn from body of form. Wrinkle: Totally obscures or causes the omission of any single character, OR Any jagged wrinkle >3” measured from the 2 furthest points.

Print							Page 3
Correct Personalization	Physical Product Appearance	Visual appearance and functionality of form acceptable	Relationship
	Defect Name	Definition of defect	Impact category	Category	Sev Alert	Email	RCA
Form: Print Alignment Wrong

Printed Toner not aligned per specifications for Clients’ form. (i.e. ‘H’ alignment, perf-mark alignment, skewing, etc.)

OR Printed on form upside down or backwards, OR MICR/OCR issues caused by Print Alignment.

			Relationship	Sev 3		Yes	If requested

Exhibit B-2	B-2 - 22	RCSI / First Data Confidential

Final Execution Version

Form: Poor Print Quality

Toner missing or unused, or

excessive. Toner totally obscures any single character, or omission of any single character.

OR Toner issues that cause Unscannable Barcodes (i.e. Formscan, MSAS, Zip-Code, or OMR Marks).

OR Any Toner marks that are clearly not part of the programmed printed form.

OR Using Wrong Toner- Print Class A & E should be Regular, Class B & F should be MICR.

		Relationship	Sev 3	Yes	If requested
Form: Fold Wrong

Fold is off Perforation OR

Incorrect Nesting

OR using incorrect Fold style: Z, C for 11” forms, or Double Bi-fold vs Accordian Fold for 14”.

OR fold is not aligned following unique client specifications. per special handling.

		Relationship	Sev 2	Yes	If exceeds threshold
Form: Cut—Bottom / Top	Top/Bottom cuts that are not within tolerance per cut template if applicable. OR Missing or mutilated text in any direction OR >1/8” of another form attached per client specifications. OR Any	Relationship	Sev 2	Yes	If exceeds threshold

Exhibit B-2	B-2 - 23	RCSI / First Data Confidential

Final Execution Version

cut that negatively impacts correct MICR/OCR alignment per templates where applicable.
	Form: Cut—Sides	Side cuts that are not within tolerance per cut template if available. OR Missing or mutilated text in any direction OR >1/8” of another form attached. OR Any cut that negatively impacts correct MICR/OCR alignment per templates where applicable. OR Any cut preventing insertion of remit stub flatly into Remit/BRE.	Relationship	Sev 3		Yes	If requested

Correct Postage	Postage Correct	Outer Mailing Envelope has correct and legible postage affixed as applicable	Relationship
	Defect Name	Definition of defect	Impact category	Category	Sev Alert	Email	RCA
	Account/Mailpiece: Overweight	Account/mailpiece overweight: Possible extra materials pulled, or inserts pulled according to insert load instructions/System setup. (All but Print Mail Omaha currently WEIGHS every piece of mail during OQL inspections.) (mailpiece individual component	Relationship	Sev 3		Yes	If requested

Exhibit B-2	B-2 - 24	RCSI / First Data Confidential

Final Execution Version

inspection is separate inspection outside of OQL for MPTQM MS5—Print/Mail)
	Metered: Undeclared Over Weight	System calls for lighter postage rate while actual weight requires more postage. (Can be found during MERLIN USPS inspections). OR: Postage MISSING.	Relationship	Sev 3		Yes	If requested
Print							Page 4
Correct Postage	Postage Correct	Outer Mailing Envelope has correct and legible postage affixed as applicable	Relationship
	Defect Name	Definition of defect	Impact category	Category	Sev Alert	Email	RCA
	Metered: Marking Unreadable	Application of an unreadable postage amount, meter #, city or date by the postage meter to a finished account/mailpiece due to light or smudged ink.	Relationship	Sev 3		Yes	If requested
	Metered: Mailing Date Wrong	wrong date metered on a finished account/mailpiece.	Relationship	Sev 3		Yes	If requested
	Metered: Postage Rate Wrong	Application of the incorrect postage or incorrect meter date to a finished account/mailpiece. OR: System calls for one postage rate while actual weight requires another.	Relationship	Sev 3		Yes	If requested

Exhibit B-2	B-2 - 25	RCSI / First Data Confidential

Final Execution Version

	Metered: Postage Marking Wrong	Failure to use proper slug in a postage meter per client instructions/ USPS requirements.	Relationship	Sev 3		Yes	If requested
Correct Mail Method	Courier or Routing Path Correct	Accounts/Mailpieces are routed/mailed per processing requirements.	Compliance and Relationship
	Defect Name	Definition of defect	Impact category	Category	Sev Alert	Email	RCA
Courier or Routing Path: Wrong (Wrong Address)

Not placing 1st Class on table/conveyor for Zip Sort; Standard A on pallet for PSI; Foreign on pallet/ tray for Prod. Svcs.

OR Incorrect Mailing Label OR account/Mailpiece has Incorrect or Illegible address, billing sys/prin, or Option Mail # written on package. OR FDR Internal Mail Routing method is/was unclear for next processing department.

OR Destination barcode sprayed on mailpiece is not for Delivery address.

OR Incorrect Placard on Pallet OR Incorrect Tray Tag on

			Compliance	Sev 1	Yes		Yes

Exhibit B-2	B-2 - 26	RCSI / First Data Confidential

Final Execution Version

Presorted Mail. (Does NOT include Incorrect Separation/or Mixed setups)
Courier or Routing Path: Wrong (All Other listed defects)

Not placing 1st Class on

table/conveyor for Zip Sort; Standard A on pallet for PSI; Foreign on pallet/ tray for Prod. Svcs.

OR Incorrect Mailing Label OR account/Mailpiece has Incorrect or Illegible address, billing sys/prin, or Option Mail # written on package. OR FDR Internal Mail Routing method is/was unclear for next processing department.

OR Destination barcode sprayed on mailpiece is not for Delivery address.

OR Incorrect Placard on Pallet

OR Incorrect Tray Tag on Presorted Mail. (Does NOT include Incorrect Separation/or Mixed setups)

		Relationship	Sev 2	Yes	If exceeds threshold

Exhibit B-2	B-2 - 27	RCSI / First Data Confidential

Final Execution Version

EXHIBIT B-3

INTENTIONALLY LEFT BLANK

Exhibit B-3	B-3 - 1	RCSI / First Data Confidential

Final Execution Version

EXHIBIT B-4

CUSTOMER BILLING GROUPINGS

RCSI Customer / Product Category Listing – For PSA Penalty Calculations – ***

RCSI Customer	Client ID / System ID	Product Category	Portfolio Description	Billing PSA Party #

***	5006 / 3941 5006 / 9369	Consumer Consumer	Visa Dual Card US PLCC	24021 23223

***	5302 / 9079 Multi systems	Consumer	Sales Finance – Multi Portfolios	20811

***	5404 / 6210 5404 / 9112 5404 / 9273	Consumer Consumer BRC	Discover Dual Card US PLCC US BRC and Community	22481 20297 22341

***	5433 / 1246 5433 / 9119 5433 / 9344	Consumer Consumer Consumer	MC Dual Card US PLCC Puerto Rico PLCC	22502 20704 23098

***	5484 / 9140	Consumer	US PLCC	20898

***	5484 / 9221	Consumer	US PLCC	20975

***	5484 / 9222 8640 / 1320	Consumer Consumer	US PLCC Dual Card	21358 22446

***	5484 / 9249 5956 /7591	Consumer GECOM/PROX	US PLCC Commercial	22016 24019

***	5484 / 9254 5957 / 7595	Consumer GECOM/PROX	US PLCC Commercial	21970 24824

***	5484 / 9255	Consumer	US PLCC	21972

***	5484 / 9263 8640 / 1192	Consumer Consumer	US PLCC Dual Card	22390 22506

***	5484 / 9266	Consumer	US PLCC	22369

***	5484 / 9267	Consumer	US PLCC	22515

***	5484 / 9270	Consumer	US PLCC and BRC mixed	22581

***	5484 / 9275 8640 / 5160	Consumer Consumer	US PLCC Dual Card	22336 24051

***	5484 / 9278 8640 / 1310	Consumer Consumer	US PLCC Dual Card	22313 21869

***	5484 / 9279	Consumer	US PLCC	22326

***	5484 / 9285	Consumer	US PLCC	22334

***	5484 / 9286	Consumer	US PLCC	22317

***	5484 / 9339	Consumer	US PLCC	22504

***	5484 / 9341 8640 / 1313	Consumer Consumer	US PLCC Dual Card	22493 23314

Exhibit B-4	B-4 - 1	RCSI / First Data Confidential

Final Execution Version

***	5484 / 9342 7828 / 7392	Consumer GECOM/PROX	US PLCC Commercial	22493 24061

***	5484 / 9343 8640 / 1199	Consumer Consumer	US PLCC Dual Card	22501 22500

***	5651 / 6330 5651 / 9336	Consumer Consumer	AMEX Dual Card US PLCC	23145 22519

***	6128 / 9356	Consumer	US PLCC	23067

***	6128 / 9357	Consumer	US PLCC	23639

GE Money	6496 / 1298 6496 / 1411 6496 / 1431 6496 / 3935 6496 / 9252	Consumer Consumer Consumer Consumer Consumer	Dual Card - Multi Portfolios Elfun Pacific Capital Hancock Bank F1ex	23189 22463 23189 23189 21994

***	6544 / 3179 6544 / 9143	Consumer Consumer	Dual Card US PLCC	23516 21949

***	6544 / 3179 6544 / 9143	Consumer Consumer	Dual Card US PLCC	23516 21949

***	6544 / 3179 6544 / 9143	Consumer Consumer	Dual Card US PLCC	23516 21949

***	6709 / 6212 6709 / 9277 6709 / 6213 6709 / 9280 5966 / 7601	Consumer Consumer BRC BRC GECOM/PROX	Discover Dual Card US PLCC Discover Dual Card US PLCC Commercial	22542 22345 23446 22343 22525

***	7009 / 4543 7009 / 9294 7009 / 9286 5879 / 7950	Consumer Consumer BRC GECOM/PROX	Dual Card US PLCC US PLCC Commercial	23623 22366 22366 24822

***	8640 / 1190	Consumer	Dual Card	22487

***	8640 / 1312	Consumer	Dual Card	23581

***	5958 / 7597	GECOM/PROX	Commercial	22546

Inactive 7001/9612	***	Consumer	US PLCC	22473

Inactive 7001/9332	***	Consumer	US PLCC	22473

Inactive 7001/9147 7001/9142 7001/9616 7001/9144 7001/9141	***	Consumer	US PLCC	22473

Exhibit B-4	B-4 - 2	RCSI / First Data Confidential

Final Execution Version

Schedule C

Charges

FIRST AMENDED AND RESTATED

PRODUCTION SERVICES AGREEMENT

by and between

RETAILER CREDIT SERVICES, INC.

and

FIRST DATA RESOURCES, LLC

Dated As Of

December 1, 2009

Schedule C	RCSI / First Data Confidential

Final Execution Version

SCHEDULE C

CHARGES

1.	Introduction	1

2.	Statements and Letters and Embossing Charges	1

3.	Postage Charges	2

4.	***	6

5.	Minimum Commitment	8

6.	Volume Discount	9

7.	Price Increases Pursuant to Consumer Price Index Increases	10

8.	Product Composition Charges	11

9.	Miscellaneous Charges & Credits	12

10.	Termination Fees	14

Schedule C	C - i	RCSI / First Data Confidential

Final Execution Version

List of Exhibits

Exhibit C-1	Statements and Letter Services and Pricing

Exhibit C-2	Embossing Services and Pricing

Exhibit C-3	Pass-Through Expenses and Pricing

Exhibit C-4	Ancillary Services

Exhibit C-5	*** Examples

Exhibit C-6	[Intentionally Left Blank] s

Exhibit C-7	***

Schedule C	C - ii	RCSI / First Data Confidential

Final Execution Version

SCHEDULE C

CHARGES

1.	Introduction.

This Schedule C describes the charges and methodology for calculating the charges with respect to the Production Services being provided to RCSI pursuant to this Agreement. The pricing elements and associated charges (and any adjustments thereto) set forth herein shall fully compensate First Data for providing the Production Services. The Production Services will be provided to RCSI pursuant to this Agreement without any fee or other charge which is in addition to the pricing elements and associated charges specified in this Schedule C. Notwithstanding that certain pricing elements may be overlapping in their descriptions of various elements of the Production Services, First Data may not charge RCSI more than once for any unique service, function or feature (or any element thereof).

All capitalized terms used and not defined in this Schedule C shall have the meanings given them in this Agreement or in the other Exhibits or Schedules to this Agreement.

2.	Statements and Letters and Embossing Charges.

2.1 Introduction.

The charges provided in Exhibits C-1, C-2 and C-4, Sections 2.2, 3, and 9 provide an exclusive list (except for New Production Services) of print and mail services for Statements and Letters and embossing services for Transaction Cards and the associated charges therefore that RCSI may elect to obtain from First Data during the Term. If RCSI requests Production Services (other than New Production Services) that are not expressly set forth in Schedule C-1, C-2, or C-4, and are not otherwise identified in this Schedule C as having a separate associated fee, such Production Services shall be deemed to be included in the Production Services described in Schedule A.

2.2 Calculation of Print Ratios.

(a) The charges in Exhibit C-1 are determined based upon the printing volume assumption that RCSI will require printing as part of the Production Services performed by First Data with a Printing Ratio of ***. The Printing Ratio shall be adjusted by mutual agreement of the Parties by the Effective Date to reflect anticipated changes in RCSI’s usage resulting from the adoption of printing onserts in lieu of inserts.

(b) To determine the pages printed per Statement and Letter mailed (the “Printing Ratio”), First Data shall calculate the usage pursuant to a fraction, the numerator of which is the total number of Statement and Letter pages printed and the denominator of which is the total number of Statements and Letters produced.

(c) First Data shall perform separate calculations as provided in Section 2.2(b) above for (i) RCSI volumes printed with forms and (ii) for RCSI volumes without forms.

Schedule C	C - 1	RCSI / First Data Confidential

Final Execution Version

(d) If the actual Printing Ratio calculated at the end of a Production Year is above or below the Printing Ratio, then First Data shall charge RCSI a charge or provide RCSI a credit (as the case may be) that is calculated by:

(i) (actual Printing Ratio - Printing Ratio) x (***) x (total # Statements and Letters produced and mailed with forms); and

(ii) (actual Printing Ratio - Printing Ratio) x (***) x (total # Statements and Letters produced and mailed without forms).

For example, if in Production Year 2 the actual Printing Ratio was *** pages per Statement or Letter mailed for RCSI volumes printed with forms, then there shall be *** charged to RCSI for printing usage for that period. Additionally, First Data would provide a credit to RCSI of *** x *** x the number of Statements and Letters mailed for RCSI volumes printed with forms.

(e) Although the foregoing calculation is to be made on a Production Year basis against RCSI’s volumes in the aggregate, for reporting purposes First Data shall provide such calculations to RCSI quarterly on a pro-forma basis broken down by portfolios as instructed by RCSI.

3.	Postage Charges.

3.1 First Data to act as RCSI’s Agent for Mailing. First Data agrees to act as an agent of RCSI and its Affiliates for the purchase on behalf of RCSI’s and its Affiliates’ behalf of postage required to mail materials (including Statements, Letters, and Transaction Card Packages).

3.2 First Ounce From June 1, 2009 to November 30, 2009. From June 1, 2009 through and including November 30, 2009 RCSI shall be charged for postage for the first ounce of each first-class mail piece at the *** rate of ***. At the end of such period (but no later than December 15, 2009) the total of First Data’s actual postage cost for RCSI on a Postage Pass-Through Expense Basis for such period shall be calculated and reported to RCSI. ***

3.3 First Ounce From Effective Date and thereafter.

(a) Thereafter (e.g., beginning December 1, 2009), during each month during the Term of this Agreement (and in which RCSI’s average daily mail volumes (i.e., the total number of mail pieces divided by the number of mailing days) during such month are at least *** pieces of mail) RCSI shall be charged for postage for the first ounce of each first-class mail piece *** (x) *** and (y):

(i) ***; and

(ii) ***.

(b) If RCSI’s *** .

Schedule C	C - 2	RCSI / First Data Confidential

Final Execution Version

3.4 Charge for Mail Above One Ounce

(a) For first-class mail weighing more than one (1) ounce but not greater than 3.5 ounces, RCSI shall pay an additional:

(i) Second ounce rate: *** for the second ounce of each first-class mail piece (For example ***)

(ii) Third ounce rate: *** for the third ounce of each first-class mail piece (For example ***)

(b) For each RCSI mail piece which is greater than 3.5 ounces, *** shall apply, for example, as of August 8, 2009 a 3.6 ounce RCSI mail piece would be ***.

(c) If the USPS increases or decreases postage rates for first-class mail weighing more than one ounce, the amounts shown in this Section 3.4 are subject to adjustment in the amount of any change in the USPS rates for additional ounces.

3.5 The Postage Conditions are:

(a) RCSI’s upgradeable mail does not exceed *** percent of all RCSI mail during such month;

(b) RCSI does not have more than *** physical Form Types for Statements in such month; and

(c) First Data has on average daily mail volumes during such month (i.e., the total number of mail pieces divided by the number of mailing days) of at least *** pieces of mail (excluding RCSI’s volume).

3.6 Invoicing and Payment. First Data shall invoice RCSI daily for postage at the applicable rates provided above and RCSI shall pay First Data the sum of the applicable invoices ***.

3.7 Intelligent Mail Barcode.

Additionally, First Data will pass through to RCSI the actual USPS Intelligent Mail Barcode (IMB) related discount when that discount goes into effect and is received by First Data (or if First Data failed to qualify and remain a full service IMB mailer (a) for reasons other than changes to the IMB program by the USPS or (b) due to the failure of RCSI to perform its obligations, the amount that would have been received had it done so).

3.8 Calculation of Postage Rate Pass Thru Expense Basis.

(a) This Section 3.8 describes how postage charges calculated on a Postage Pass-Through Expenses Basis is determined.

(b) For each discount category which is offered by the USPS in connection with applicable types of mailings and utilized by First Data on behalf of its customers during the month (the “Discount Category”), First Data shall calculate a

Schedule C	C - 3	RCSI / First Data Confidential

Final Execution Version

monthly ratio (expressed as a percentage) based upon, and for use with all applicable First Data customers, in which the numerator is the total number of items mailed that qualified for the applicable Discount Category, and the denominator is the total number of items mailed (the “Qualifying Percentage”);

(c) In order to determine the volume of items mailed by First Data for RCSI during the month which are entitled to a discount under each Discount Category, the Qualifying Percentage for each Discount Category shall then be multiplied by the total number of items mailed by First Data for RCSI during the month (the “RCSI Discount Volume”); and

(d) For each Discount Category, the RCSI Discount Volume shall then be multiplied by the then current discount associated with such Discount Category (the “Category Amount”), and the total charge to RCSI for the month will be the sum of the Category Amounts for the month.

3.9 Charges for Special Mail Categories.

(a) United States Standard A Mailings. With respect to Standard A mailings, First Data agrees to act as an agent on behalf of RCSI and RCSI shall reimburse First Data in accordance with First Data’s then current Pass-Through Expense basis methodology for the purchase on RCSI’s behalf of the Standard A postage (including third party expenses related thereto on a Pass-Through Expense basis) required to mail any materials which are mailed by First Data on behalf of RCSI.

(b) International Mailings. With respect to international mailings, First Data agrees to act as an agent on behalf of RCSI and RCSI shall reimburse First Data in accordance with First Data’s then current Pass-Through Expenses basis methodology for the purchase on RCSI’s behalf of the postage (including third party expenses related thereto on a Pass-Through Expenses basis) required to mail any materials which are mailed by First Data on behalf of RCSI.

3.10 Postage Rate Adjustment.

This Section 3.10 describes how the Tier 1 and Tier 2 Postage Rates are to be adjusted if after the Execution Date the USPS changes postage rates, discounts, or the categories or structures of the rates or discounts. In such case:

(a) If the only change is a change in rates and/or discounts and not in any other regulations or requirements that affect postage rates, each of the Tier 1 and Tier 2 Postage Rates shall be increased or decreased by substituting the new USPS rate and applicable discount in Columns B and C below and recalculating columns D and F accordingly (to four digits to the right of the decimal point for the Tier 1 Postage Rates and to five digits to the right of the decimal point for the Tier 2 Postage Rates) using the value shown in % Discount Category Represents (which value is firm and fixed and shall not change) (Column E), and then arriving at a new total. By way of example, if the only change is that the Discount (Column C) for 3-Digit mail is changed to *** then the net rate for 3-Digit becomes ***, the imputed Tier 1 rate becomes ***, the imputed Tier 2 rate becomes ***, decreasing the Tier 1 Postage Rate to *** and the Tier 2 Postage Rate to ***.

Schedule C	C - 4	RCSI / First Data Confidential

Final Execution Version

Tier 1 Postage Rates
A	B	C	D	E	F
USPS Discount Category	USPS 1 oz rate	Discount	Net Rate	% Discount Category Represents	Imputed Rate
5-Digit	0.44	***	***	***	***
3-Digit	0.44	***	***	***	***
AADC	0.44	***	***	***	***
MAADC	0.44	***	***	***	***
Non Auto	0.44	***	***	***	***
Full Rate	0.44	***	***	***	***
VA Plastic	0.44	***	***	***	***
				100.00%
Tier 1 Postage Rate					***

Tier 2 Postage Rates
A	B	C	D	E	F
USPS Discount Category	USPS 1 oz rate	Discount	Net Rate	% Discount Category Represents	Imputed Rate
5-Digit	0.44	***	***	***	***
3-Digit	0.44	***	***	***	***
AADC	0.44	***	***	***	***
MAADC	0.44	***	***	***	***
Non Auto	0.44	***	***	***	***
Full Rate	0.44	***	***	***	***
VA Plastic	0.44	***	***	***	***
				100.00%
Tier 2 Postage Rate					***

Columns B, C, and D are all as of the Execution Date

(b) If the change is a change other than a change described in Section above 3.10(a), then the Parties shall equitably adjust the foregoing calculation with the view of accomplishing the foregoing as nearly as possible given the other changes made by the USPS.

3.11 RCSI Right To Use Third Parties For Mailings.

The postage and pre-sort services provided in this Agreement are non-exclusive. In accordance with Section 3.4(a) of this Agreement and Section 3.1(c) of the TSA RCSI may perform such services for itself or have third parties perform such services on its behalf; provided, however, that if RCSI so elects to perform such postage and pre-sort services itself or to have them performed by a third party, RCSI shall be subject to a separate and additional charge. As a result of RCSI utilizing a third party vendor for such Postage and Pre-sort mail services, RCSI and First Data

Schedule C	C - 5	RCSI / First Data Confidential

Final Execution Version

will mutually agree to a *** charge *** that will cover the expense increases that First Data incurs for such services to RCSI as it relates to separating, packaging the mail and making ready for pickup by a third party vendor. If RCSI desires to elect such option RCSI shall give First Data at least six (6) months advance notice in order that First Data may have sufficient time to prepare to perform such separation, packaging and delivery services.

3.12 Conditions to Discounts.

(a) RCSI agrees to complete, execute and provide to First Data a copy of USPS Form 6014, Certificate of Move Update Compliance, or its then current equivalent, within a reasonable time following the Execution Date, annually thereafter, and whenever under the applicable USPS regulations a change of circumstances requires that RCSI provide a replacement. If at any time RCSI is not in compliance with USPS requirements related to first-class presorted, automated rates or other discounts (including but not limited to, the Move Update requirements) (i) to the extent applicable based on the postal regulations RCSI will pay for postage at the full USPS postage rate without USPS discounts and (ii) if First Data incurs additional charges, penalties, expenses, or other amounts in connection with such non-compliance RCSI shall reimburse First Data therefore. First Data shall promptly notify RCSI’s Vice President of Portfolio Service Operations if First Data becomes aware of information that would reasonably indicate that RCSI is not in compliance with such requirements.

(b) Notwithstanding the provisions of Section 16.3 (Force Majeure) of the Agreement (including the last sentence of Section 16.3(c)) if a force majeure event interferes with First Data’s ability to provide ***, First Data may *** during the first sixty (60) days after the occurrence of the force majeure event provided that the *** to RCSI therefore with regard to such sixty (60) day period shall not exceed ***, which shall be prorated if the duration of the impact of the force majeure event is less than sixty (60) days (i.e., if the impact period is thirty (30) days the limitation amount shall be ***.

4.	***

[The following five pages were omitted pursuant to the confidential treatment request.]

Schedule C	C - 6	RCSI / First Data Confidential

Final Execution Version

5.	Minimum Commitment.

5.1 RCSI agrees to purchase minimum Production Services from First Data during the Term as follows:

(a) During Production Year 1, *** of GE Consumer Finance’s demand for the Production Services.

(b) During Production ***:

(i) *** of GE Consumer Finance’s demand for the Production Services *** and

(ii) *** of the volume of Production Services purchased from First Data in the prior Production Year (measured by charges, normalized for reductions from year to year for ***).

(c) During Production Years 4 and 5 *** of the volume of Production Services purchased from First Data in the prior Production Year (measured by charges, normalized for reductions from year to year for ***).

(d) ***, there shall be *** minimum commitment.

5.2 The foregoing obligations will not apply:

(a) after the date that either Party has given the other notice of termination;

Schedule C	C - 8	RCSI / First Data Confidential

Final Execution Version

(b) with respect to the *** requirement with regard to demand for Production Services that is converted to new technologies (such as e-bill) or cancellation/transfers of portfolios to non-Affiliates of RCSI; and

(c) as provided in Section 4.6(b)(ii)(A)(2)(b) and 4.6(b)(ii)(B) of Schedule B.

6.	Volume Discount.

6.1 Under Section 11.7(b) of the Original Agreement RCSI was entitled to discounts against the charges for Basic Production Services for Statements and Letters and Embossing as certain thresholds were reached. The charges provided in Exhibit C-1 already reflect the impact of such discounts for thresholds reached as of the Execution Date.

6.2 If after the date of execution of this Agreement (even if before the Effective Date) RCSI’s volumes reach a new Volume Discount Level in Table 6A or Table 6B, as appropriate, RCSI shall be entitled to such additional discount. Volumes shall be measured over a rolling *** month period. Once earned discounts shall be effective as of and from the first day of the following month for the remainder of the Term.

Table 6A – Volume of Statements and Letters

(As of June 1, 2009 RCSI has earned discounts at the 281,686,125 volume level)

Volume Discount Level ***	*** Discount
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

Table 6B – Volume of Transaction Cards Embossed

(As of June 1, 2009 RCSI has earned discounts at the 16,675,750 volume level)

Volume Discount Level ***	*** Discount
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

Schedule C	C - 9	RCSI / First Data Confidential

Final Execution Version

6.3 Each individual volume threshold identified in Section 6.2 shall be referred to individually herein as a “Volume Discount Level” and, collectively, as the “Volume Discount Levels”. Each percentage decrease in the prices for the identified Basic Production Services shall be referred to individually herein as a “Percentage Discount” and collectively, as the “Percentage Discounts”.

6.4 Percentage Discounts shall be *** such that the price of the Basic Production Services to which each Percentage Discount shall apply shall already reflect all Percentage Discounts which have already been applied.

6.5 For purposes of determining whether the Volume Discount Levels for Statements and Letters produced during a year of the Term have been reached, all Statements and Letters produced (in whole or in part) by First Data or First Data Affiliates for RCSI under this Agreement during such year, all Statements and Letters produced (in whole or in part) by First Data or First Data Affiliates at any location for RCSI (or its successors or assigns) under the TSA shall be aggregated and counted. For purposes of determining whether the Volume Discount Levels for Transaction Cards embossed during a year of the Term have been reached, all Transaction Cards embossed (in whole or in part) by First Data or First Data Affiliates for RCSI under this Agreement during such year and Transaction Cards embossed (in whole or in part) by First Data or First Data Affiliates at any location for RCSI (or its successors or assigns) under the Technology Sourcing Agreement shall be aggregated and counted. For purposes of calculating the volumes of Transaction Cards embossed for RCSI pursuant to this Section 6, First Data shall aggregate and count all Transaction Cards embossed for RCSI, including for Accounts obtained by RCSI or RCSI Affiliates through acquisition, purchase, RCSI Customer increases, evolution of RCSI Customer requirements, evolution of RCSI and RCSI Affiliate service or product offerings and by any other means.

6.6 If the volume of Statements and Letters produced or Transaction Cards embossed increases to or past more than *** Volume Discount Level within a calendar year, the Percentage Discount corresponding to each such Volume Discount Level shall nonetheless be applied.

6.7 RCSI will provide First Data with non-binding quarterly forecast information regarding anticipated Statement, Letter and embossing volume.

7.	Price Increases Pursuant to Consumer Price Index Increases.

If (a) the Consumer Price Index for all Urban Consumers, U.S. City Average, for All Items (1982- 1984 = 100), as published by the Bureau of Labor Statistics of the U.S. Department of Labor (“CPI-U”) increases (such increase, the “CPI-U Increase”) by more than *** in any calendar year, and (b) such CPI-U Increase results in an increase

Schedule C	C - 10	RCSI / First Data Confidential

Final Execution Version

of more than *** in the unit cost related to the Production Services (such increase, the “Unit Cost Increase”) in such calendar year (as reasonably verified by First Data), the charges under this Agreement for the Production Services for the following calendar year shall be adjusted by a percentage amount thereof equal to the portion of the Unit Cost Increase which is in excess of *** As an example, if the CPI-U Increase published in the month of December for calendar year 2000 is *** and it causes a Unit Cost Increase of ***, the Parties will increase the charges hereunder for such Production Services effective January 1, 2001 by *** of the prices in calendar year 2000. If the Bureau of Labor Statistics redefines the base year or index composition or discontinues publishing such index, the Parties shall either equitably adjust their calculations by using a reasonable conversion formula or select an alternative and comparable index published by a mutually agreeable source, as applicable.

8.	Product Composition Charges

8.1 Definitions

“Product Composition for Statements and Letters” means the mix of commercial and consumer Statements and Letters products and the component makeup thereof (including CommericaLine, Business Revolving Charge and consumer products, any paper weight ranging from 17.5 to 24 pound paper, hand assembly and mechanical assembly insertions, rush courier expenses, insert per mailing set-ups (but not the number of inserts), zip sort, reports per page and number of Form Types per RCSI Customer) provided by First Data under this Agreement. RCSI Volume increases or decreases, Cycle Schedules, and fourteen (14) inch forms for the *** Portfolio shall not be considered Product Composition for Statements and Letters.

8.2 Until such time as the Parties agree on the *** and associated specifications for a particular category or categories (envelopes, cut sheet forms, and D hole card carriers) otherwise included in Product Composition for Statements and Letters (at which point Sections 9.4 and 9.7 shall apply to such category or categories), if :

***

8.3 First Data shall notify RCSI as soon as it is apparent that such an increase may have occurred and bill RCSI provisionally, with a credit after twelve (12) months if in fact the extra charges were not due. The baseline used to calculate the *** Product Composition for Statements and Letters calculation described in Section 8.2 will continue as provided in, and calculated under, the Original Agreement and shall be normalized for changes in new lower weight paper being considered by the Parties.

Schedule C	C - 11	RCSI / First Data Confidential

Final Execution Version

9.	Miscellaneous Charges & Credits.

9.1 2 Day SLA Surcharge. From August 20, 2009 until the date when all of the Production Services are converted to SCS (or would have been converted to SCS except for First Data’s failure to meet its obligations) (which is anticipated to be by the end of February, 2010), RCSI shall be charged an additional *** per Statement. This is item #7828 in Exhibit C-4.

9.2 Accounting Credit. Each month during the Term RCSI shall receive a *** credit which shall offset other charges. This credit will be provided to RCSI on the monthly invoice.

9.3 Reruns or Reprints. If a Rerun or Reprint is required due to the fault of First Data (except if the fault is primarily due to First Data’s performance under the TSA and RCSI is compensated for the Rerun or Reprint under the TSA), there shall be no additional charge to RCSI (including additional charges for postage) hereunder as a result thereof and First Data shall reimburse RCSI for all additional *** incurred by RCSI as a result of such fault.

9.4 Custom Form Orders. RCSI will pay First Data on an order–by-order basis (and on a Pass-Through Expense Basis) the amount, if any, by which the cost to First Data of an order of Custom Forms exceeds the Imputed Cost of the applicable category of Custom Forms. “Custom Forms” means (a) continuous roll paper (other than paper which (x) is 17.5 to 24lb white laser bond MOCR, (y) is not converted, and (z) is not preprinted) or (b) certain types of envelopes (outer mail and return), cut sheet forms and D hole card carriers, the specifications of which in each case will be mutually agreed by the Parties along with the associated Imputed Cost.

9.5 Form Type pricing impact above the *** physical Form Types.

If the number of Statement Form Types in use by RCSI in any month exceeds *** Form Types the charge for all Statements will increase as follows:

(a) For incremental Form Types from ***, charge for the addition of the *** form *** with an increase for every additional form of ***. For example form *** would be *** plus *** *** X 9) for a total of *** per form if there are *** forms, plus

(b) For incremental Form Types from ***, charge for the addition of the *** form *** with an increase for every additional form of ***. For example form *** would be *** plus *** *** X 4) for a total of *** per form if there are *** forms, plus

(c) For incremental forms *** charge for the addition of the *** form *** with an increase for every additional form of ***.

RCSI shall not be entitled to more than *** Statement Form Types unless the applicable charge shall be agreed upon by the Parties. For every additional portfolio added after the Effective Date RCSI shall be entitled to *** additional Form Type and the charges above shall be appropriately adjusted.

Schedule C	C - 12	RCSI / First Data Confidential

Final Execution Version

9.6 Programming Services. The charges for all programming services charged to RCSI in connection with the Production Services shall be as provided in Schedule C, Section 11.3 of the TSA.

9.7 *** Purchase of Paper.

(a) The following provisions shall apply to paper and envelopes (each referred to herein as a “Consumable Category”), each being treated separately and independently. RCSI may elect different options from time to time for each Consumable Category.

(b) ***

Consumable Category	Impacted Billing Element Number	***	***
24 lb white Laser MOCR Bond Paper, continuous roll, not converted not preprinted	Included in 7814	***	***
20 lb white Laser MOCR Bond Paper, continuous roll, not converted not preprinted	Included in 7814	***	***
Envelopes - Outer	Included in 7814	***	***
Envelopes - Remit	Included in 7814	***	***
Cut Sheet Forms (Pep/Letters)	Included in 7471, 7801, 7813, 9951	***	***
D Hole Card Carriers	Included in 7473	***	***

* 6 15/16th x 14” finished sheet

***

(c) ***

[The following two pages were omitted pursuant to the confidential treatment request]

Schedule C	C - 13	RCSI / First Data Confidential

Final Execution Version

]

10.	Termination Fees.

10.1 If the Agreement is terminated by RCSI pursuant to Section 18.1 of the Agreement (“Termination for Cause”), then First Data shall provide all activities required of First Data to provide Termination/Expiration Assistance without additional charge.

Schedule C	C - 14	RCSI / First Data Confidential

Final Execution Version

10.2 If the Agreement is terminated by RCSI pursuant to Section 18.3 of the Agreement (“Termination for Convenience”), *** termination charge shall be payable.

Schedule C	C - 15	RCSI / First Data Confidential

Final Execution Version

EXHIBIT C - 1

STATEMENTS AND LETTERS CHARGES

Basic Statement and Letter pricing in Table C-1.A includes the Production Services described in Section 3.1 of Schedule A.

TABLE C-1.A

Bundled Statement and Letter Print Service
Element	Description	Price as of Execution Date	12/1/2009 Price	TSA / PSA	Active / Inactive
0601/7471* With Forms	Basic Bundled Statement and Letter Print Service (Per Statement/Letter)	***	***	PSA	Active
0601/7471* Without Forms	Basic Bundled Statement and Letter Print Service (Per Statement/Letter)	***	***	PSA	Active
7814* (Note 1) With Forms	Basic Bundled SCS Statement and Letter Service (24 lb. bond (white), duplex, color) 6 15/16 by 14 inch	***	***	PSA	Active
7814* (Note 1) Without Forms	Basic Bundled SCS Statement and Letter Service (duplex, color)	***	***	PSA	Active
7198/7200 With Forms	Additional Statement/Letter Page (pricing used for IPR calculation)	***	***	PSA	Active
7198/7200 Without Forms	Additional Statement/Letter Page (pricing used for IPR calculation)	***	***	PSA	Active

***

Note 1 – For portfolios that are migrating to SCS Services prior to 12/1/09, the 12/1/09 price will be in effect. For the *** and Sales Finance portfolios which as of the Execution Date have already migrated to SCS 12/1/09 pricing becomes effective 12/1/09. This applies to elements 4720 CORRESPONDENCE DIRECTOR, element 7814 PRINT 14 IN DUPLEX – PAGE 1 CONT, and element 4705 COLOR DUPLEX BLACK ON BACK 14IN

(a) On a monthly basis, RCSI or RCSI Customers will provide to First Data *** of all promotional envelopes ***. For example, if monthly RCSI volumes equal *** Statements, RCSI or RCSI Customers will provide up to a maximum of *** envelopes. If RCSI provides less than *** of monthly envelope volume, First Data will provide the difference of envelopes on behalf of RCSI at ***. Such *** will appear on the next invoice following such month

Schedule C	C - 16	RCSI / First Data Confidential

Final Execution Version

(b) If during any month, RCSI or RCSI Customers provides more than *** of all promotional envelopes, First Data shall provide RCSI a credit of *** per envelope for each envelope provided above *** on the next invoice following such month. Conversely, if during any month, RCSI or RCSI Customers provide *** of all promotional envelopes, First Data shall provide a credit for that month, on the next invoice following such month, as reflected in the schedule below corresponding with the applicable range of monthly envelope volume.

% of Promotional Envelopes Provided by RCSI on a Monthly basis	Corresponding Monthly Credit
***	***
***	***
***	***
***	***
***	***
***	***

For illustration purposes, the examples set forth below reflect RCSI’s eligibility for monthly credits based on selected promotional envelope volumes:

•	If RCSI were to provide thirty-eight and one-half percent (38.5%) of envelopes for a given month, RCSI would receive a credit for that month in the amount of ***.

•	If RCSI were to provide fifty percent (50.0%) of envelopes for a given month, RCSI would receive a credit for’ that month in the amount of *** for each envelope provided above ***.

•	If RCSI were to provide twenty-five percent (25.0%) of envelopes for a given month, RCSI would receive a credit for that month in the amount ***. In addition, First Data will provide *** of the envelopes at ***. Such cost and fee will appear on the next invoice following such month.

For the purposes of reference only, below is a schedule of First Data’s cost of certain envelope types as of the date in the schedule below. For the avoidance of doubt, including this price information in this Amendment is not a commitment to RCSI of future price nor is it a projection of future price by any means whatsoever. In addition, First Data is not guaranteeing RCSI any specific price for the following envelope types or any envelope type for that matter. The below prices exclude the ***. The below prices are based on historical volumes and are subject to change.

Envelope Type	Envelope Description	Price per 1,000 Envelopes (as of 11/01/07)
5206	4” x 7 3/16”, 20# WW, open window 3⁄4” x 3 1/8”, 1/1 flexo.	***
5233	4” x 7 3/16”, 20# WW, open window 1 1/4” x 3 1/2”, 1/1 flexo.	***
5250	4” x 7 3/16”, 20# WW, open window 1 1/4” x 3 1/2”, 1/1 flexo.	***

Schedule C	C - 17	RCSI / First Data Confidential

Final Execution Version

5251	4” x 7 3/16”, 20# WW, open window 1 1/4” x 3 1/2”, 1/1 flexo.	***
5252	4” x 7 3/16”, 20# WW, open window 1 1/8” x 3 1/2”, 1/1 flexo.	***
5253	4” x 7 3/16”, 20# WW, open window 1 1/8” x 3 1/2”, 1/1 flexo.	***
5254	4” x 7 3/16”, 20# WW, open window 1 1/4” x 3 1/2”, 1/1 flexo.	***
5255	4” x 7 3/16”, 20# WW, open window 1 1/4” x 3 1/2”, 2/1 flexo.	***

Schedule C	C - 18	RCSI / First Data Confidential

Final Execution Version

EXHIBIT C - 2

EMBOSSING SERVICES AND PRICING

Basic embossing pricing includes the Production Services described in Section 4.1 of Schedule A.

Bundled Embossing Service
Element	Description	Price as of Execution Date	12/1/2009 Price	TSA / PSA	Active / Inactive
7473* With Forms	Basic Embossing Services (Per card embossed)	***	***	PSA	Active
7473* Without Forms	Basic Embossing Services (Per card embossed)	***	***	PSA	Active
7651	Embossing Services for Mass Reissues without forms (Each mass reissue shall include no fewer than ***	***	***	PSA	Active

*	Elements qualify for both *** provided in Section 4.1 and ***.

The forms (i.e., card carriers, envelopes, etc.) associated with element 7651 for mass re-issues will be supplied at ***. The pricing set forth above is subject to First Data having the capacity necessary to undertake mass re-issuing requests by RCSI. Prior to putting any card mass re-issue out for bid, RCSI will provide First Data notice of its intent to bid such mass re-issue, following which First Data will inform RCSI within *** following such notice of any capacity limitations with regard to its ability to provide the Production Services necessary for such mass re-issue.

Schedule C	C - 19	RCSI / First Data Confidential

Final Execution Version

EXHIBIT C - 3

PASS-THROUGH EXPENSES

The following items are the exclusive list of Pass-Through Expenses:

1.	Pass through elements identified in Exhibit C-4(b).

2.	Plastics which have been purchased on behalf of RCSI.

3.	Courier expenses associated with the transportation of production related documents from First Data to RCSI; provided, however, that courier expenses associated with the transportation of production related documents from RCSI to First Data and First Data to First Data shall not be considered a Pass-Through Expense.

4.	Postage as provided in Section 3.

5.	Forms (a) *** as provided in Section 9.7 and (b) Custom Forms as provided in Section 9.4.

Schedule C	C - 20	RCSI / First Data Confidential

Final Execution Version

EXHIBIT C - 4

ANCILLARY PRODUCTION SERVICES

The pricing set forth in this Exhibit C-4 is for the performance of the listed services at First Data-operated facilities as determined by First Data in accordance with the Agreement.

(a)	Ancillary Services

Element	Name	Description	Price as of Execution Date	12/1/09 Price	TSA / PSA	Active / Inactive
0577	PLASTICARD CONTACTLESS CHIP PERSONALIZATION		***	***	PSA	Active
0622	REMITTANCE ENVELOPES		Various	Various	PSA	Active
2307	START-UP FEE	Per hour	***	***	PSA	Active
2721	URGENCY LETTER REQUESTS	*** Letter	***	***	PSA	Active
3541	APPLICATION TRANSACTION COUNTER		***	***	PSA	Active
4301	CUSTOM FORM SURCHARGE	***	Various	Various	PSA	Active
4303	FORMS CHARGES		Various	Various	PSA	Active
4306	FDR CONTRACTUAL CREDITS/DEBITS		Various	Various	TSA/PSA	Active
4339	WAREHOUSE REWORK HANDLING FEE	First Data Rework	***	***	PSA	Active
4423	STATEMENTS - PAPER REBILL	Used for IPR	Various	Various	PSA	Active
4427	STANDARD A MAIL PREP	***	***	***	PSA	Active
4701	COLOR SIMPLEX 11 IN	***	***	***	PSA	Active
		***	***	***
		***	***	***
		***	***	***
		***	***	***
		***	***	***
		***	***	***
4702	COLOR SIMPLEX 14 IN	***	***	***	PSA	Active
		***	***	***
		***	***	***

Schedule C	C - 21	RCSI / First Data Confidential

Final Execution Version

Element	Name	Description	Price as of Execution Date	12/1/09 Price	TSA / PSA	Active / Inactive
		***	***	***
		***	***	***
		***	***	***
		***	***	***
4704	COLOR DUPLEX BLACK ON BACK 11 IN	***	***	***	PSA	Active
		***	***	***
		***	***	***
		***	***	***
		***	***	***
		***	***	***
		***	***	***
4705	COLOR DUPLEX BLACK ON BACK 14 IN (Note 1)	***	***	***	PSA	Active
		***	***	***
		***	***	***
		***	***	***
		***	***	***
		***	***	***
		***	***	***
4707	COLOR/ADDITIONAL SETUP CHARGE	***	***	***	PSA	Active
4713	PAPER QUALITY 3	Applicability of this element after 12/01/09 still being discussed	***	***	PSA	Active
4715	NEW COLOR BACKER/MSSG PAGE/DOC OVERLAY		***	***	PSA	Active
4716	NEW COLOR CHECK/COUPON/AD MSSG OVERLAY		***	***	PSA	Active
4717	NEW COLOR LOGO/SIGNATURE		***	***	PSA	Active
4720	CORRESPONDENCE DIRECTOR (Note1)		***	***	PSA	Active
4721	DQ LETTER PRODUCTION *	Bundled to 7825	***	***	PSA	Active
4722	DQ ENHANCED DECISIONING *	Bundled to 7825	***	***	PSA	Active
4723	DQ ELECTRONIC DOCUMENT DELIVERY (EDD) *	Bundled to 7825	***	***	PSA	Active
4724	DQ STATEMENT PRODUCTION *	Bundled to 7825	***	***	PSA	Active
4725	CRF FOR SCS SEGMENTS	Bundled to 7825	***	***	PSA	Active
4726	ELECTRONIC WEB PRESENTMENT (Statement) Note 3	Retro to 1/1/2009	***	***	PSA	Active

Schedule C	C - 22	RCSI / First Data Confidential

Final Execution Version

Element	Name	Description	Price as of Execution Date	12/1/09 Price	TSA / PSA	Active / Inactive
4730	ELECTRONIC NOTICES/ALERTS Note 3	Bundled to 4726	***	***	PSA	Active
4732	UNDELIVERABLE DOCUMENT PROCESSING Note 3	Retro to 1/1/2009	***	***	PSA	Active
4733	ELECTRONIC ARCHIVAL FEE (Statement) Note 3	Retro to 1/1/2009	***	***	PSA	Active
4738	EMESSENGER ELECTRONIC IMAGE SCAN/STORAGE Note 3	Retro to 1/1/2009	***	***	PSA	Active
6040	MAILTRACKER SERVICES	***	***	***	PSA	Active
		***	***	***
		***	***	***
		***	***	***
		***	***	***
		***	***	***
		***	***	***
6222	FIRST IMAGES RETRIEVAL	TSA Element	***	***	TSA	Active
6225	FIRST IMAGE CHECK STORAGE	TSA Element	***	***	TSA	Active
6404	CHECK CLEARING	***	***	***	TSA	Active
		***	***	***
		***	***	***
6406	EXCEPTION ITEM REVIEW WITH IMAGE	TSA Element	***	***	TSA	Active
6408	EXCEPTIONS-DISPLAYED ON ACS-REJECTS	TSA Element	***	***	TSA	Active
6411	CHECK RETURNS	TSA Element	***	***	TSA	Active
6414	CHECK RETURNS-FAX SURCHARGE	TSA Element	***	***	TSA	Active
6416	CHECK STOP PAYMENT-ADD	TSA Element	***	***	TSA	Active
6418	CHECK STOP PAY-BLOCK RANGE	TSA Element	***	***	TSA	Active
6420	CHECK RETRIEVAL-REQUEST	TSA Element	***	***	TSA	Active
6422	CHECK RETRIEVAL-SAME DAY	TSA Element	***	***	TSA	Active
6424	CHECK RETRIEVAL-FAX SURCHARGE	TSA Element	***	***	TSA	Active
6427	IMAGE STATEMENTS-FDR	TSA Element	***	***	TSA	Active
6428	IMAGE STATEMENTS-CUSTOMER	TSA Element	***	***	TSA	Active
6429	IMAGE STATEMENTS-STATEMENT REPRINTS	TSA Element	***	***	TSA	Active
6430	STATEMENT MESSAGE SET UP	TSA Element	***	***	TSA	Active
6432	STATEMENT-FORM SET UP	TSA Element	***	***	TSA	Active

Schedule C	C - 23	RCSI / First Data Confidential

Final Execution Version

Element	Name	Description	Price as of Execution Date	12/1/09 Price	TSA / PSA	Active / Inactive
6434	ENVELOPES - CHECK PROCESSING	TSA Element	***	***	TSA	Active
6435	SIGNATURE DATABASE BUILD	TSA Element	***	***	TSA	Active
6436	SIGNATURE-COMPARISON	TSA Element	***	***	TSA	Active
6444	ACH-TRANSACTION FEE	TSA Element	***	***	TSA	Active
6448	ACH-STOP PAYMENT REQUEST	TSA Element	***	***	TSA	Active
6461	ACH RETURNS	TSA Element	***	***	TSA	Active
6471	IMPLEMENTATION FEES	TSA Element	***	***	TSA	Active
6472	SPECIAL PROGRAMMING-CHECK	TSA Element	***	***	TSA	Active
6473	FORMS	TSA Element	Various	Various	TSA	Active
6474	FLOAT CREDIT	TSA Element	Various	Various	TSA	Active
6475	POSTAGE	TSA Element	Various	Various	TSA	Active
6476	FLOAT	TSA Element	Various	Various	TSA	Active
6477	COURIER SERVICE	TSA Element	Various	Various	TSA	Active
6478	CONNECTIVITY	TSA Element	Various	Various	TSA	Active
6479	ADDITIONAL FED FEES	TSA	Various	Various	TSA	Active
7118	EMERCHANTVIEW MONTHLY USER BILLING		***	***	TSA	Active
7161	CRF STATEMENT PRODUCTION RESULTS	Bundled to 7445	***	***	TSA	Active
7162	CRF PLASTICS TOTALS	Bundled to 7473	***	***	TSA	Active
7163	CRF PLASTIC PRODUCTION RESULTS	Bundled to 7445	***	***	TSA	Active
7165	CRF PLASTICS DECISIONQUEST DECISIONING	Bundled to 7445	***	***	TSA	Active
7166	CRF PLASTICS DMM DECISIONING	Bundled to 7445	***	***	TSA	Active
7167	CRF STATEMENTS DMM DECISIONING	Bundled to 7445	***	***	TSA	Active
7178	YEAR-END SUMMARY LOGO AND OVERLAY SET-UP		***	***	PSA	Active
7182	PHYSICAL CONSOLIDATION OF PRINTED DOCS		***	***	PSA	Active
7183	14 POCKET INSERTING		***	***	PSA	Active
7186	BACKERS, MESSAGE PAGE AND LETTERS		***	***	PSA	Active
7187	CHECKS, COUPONS AND AD MESSAGES		***	***	PSA	Active
7188	SCANNING OF LOGOS AND SIGNATURES		***	***	PSA	Active
7197	STATEMENT - ENTERPRISE PAGE 1 DUPLEX		***	***	PSA	Active
7199	STATEMENT - ENTERPRISE ADDL PAGES DUPLEX		***	***	PSA	Active

Schedule C	C - 24	RCSI / First Data Confidential

Final Execution Version

Element	Name	Description	Price as of Execution Date	12/1/09 Price	TSA / PSA	Active / Inactive
7207	LETTER	Drives to 7471	***	***	PSA	Active
7209	LETTER - ADDITIONAL PAGES		***	***	PSA	Active
7210	LETTER - PRIORITY MAIL		***	***	PSA	Active
7211	LETTER-MAIL HANDLING	Valid per LOA	***	***	PSA	Active
7212	LETTER - GROUP SAMPLES		***	***	PSA	Active
7213	LETTER - SET UP, REVISIONS/DEL	Per half hour	***	***	PSA	Active
7214	CARDHOLDER NOTICE		***	***	PSA	Active
7227	ANNUAL ACTIVITY SUMMARY		***	***	PSA	Active
7228	ANNUAL ACTIVITY SUM-DETAIL STORAGE		***	***	PSA	Active
7230	COMPANY CARD REPORT MAIL PREP	Valid PSA	***	***	PSA	Active
7231	IRS REPORTING	Valid PSA	***	***	PSA	Active
7237	ON-LINE CHECK ORDER SERVICE		***	***	PSA	Active
7243	ANNUAL ACTIVITY SUMMARY - ENHANCED		***	***	PSA	Active
7325	PRE-PRESS FORM SETUP		***	***	PSA	Active
7327	PRE-PRESS ADDITIONAL PROOFS		***	***	PSA	Active
7328	PRE-PRESS NEGATIVE CHARGE		***	***	PSA	Active
7340	BALANCE CONSOLIDATION - CHECK REQUEST	***	***	***	TSA	Active
7400	ONLINE REPORT PRINTING	Bundled to 7445	***	***	TSA	Active
7403	REPORTS - HARDCOPY		***	***	TSA	Active
7413	OARS - PAGES		***	***	PSA	Active
7431	REPORT ORGANIZER AND WRITER (ROW)	TSA Element	***	***	TSA	Active
7433	OARS 30 DAY VIEW	TSA Element	***	***	TSA	Active
7434	OARS 60 DAY VIEW	TSA Element	***	***	TSA	Active
7435	OARS 75 DAY VIEW	TSA Element	***	***	TSA	Active
7436	OARS 90 DAY VIEW	TSA Element	***	***	TSA	Active
7449 RIGHT ANGLE	PRINT 11 IN CHKS/CPN SIM PAGE 1 CONT. (Note 2)	***	***	***	PSA	Active
		***	***	***
		***	***	***
		***	***	***
7449 FLAT	PRINT 11 IN CHKS/CPN SIM PAGE 1 CONT. (Note 2)	Effective 12/1 checks count toward 8MM	***	***	PSA	Active
7494	REPORT ORGANIZER AND WRITER (ROW) - IDP	TSA Element	***	***	TSA	Active

Schedule C	C - 25	RCSI / First Data Confidential

Final Execution Version

Element	Name	Description	Price as of Execution Date	12/1/09 Price	TSA / PSA	Active / Inactive
7521	HOURLY COMPOSITION		***	***	PSA	Active
7522	IMAGE COMPOSITION RUSH		***	***	PSA	Active
7601	STANDARD EMBOSSING	Volume driving to 7473	***	***	PSA	Inactive
7606	PLASTICARD MAIL HANDLING		***	***	PSA	Active
7608	PIN\POST MAILER PROCESSING		***	***	PSA	Active
7609	PLASTICARD MANUAL RUSH EMBOSS SAME DAY		***	***	PSA	Active
7610	PLASTICARD MANUAL RUSH EMBOSS 2 DAY	Valid PSA	***	***	PSA	Active
7611	AUTOMATIC RUSH EMBOSSING	Same Day	***	***	PSA	Active
7613	PLASTICARD HOT STAMPING		***	***	PSA	Inactive
7615	PLASTICARD PURGING		***	***	PSA	Active
7616	PLASTICARD INSERTING	Manual Element.	***	***	PSA	Active
7618	PLASTICARD JOB PROCESSING		***	***	PSA	Active
7621	PLASTICARD BRAILLE EMBOSSING		***	***	PSA	Active
7625	PLASTICARD BULK PKG-BASIC SORT		***	***	PSA	Active
7627	PLASTICARD-FORMS PURCHASED	Plastics forms for Mass	VARIOUS	VARIOUS	PSA	Active
7628	PLASTICS PURCHASED	Plastics, Labels, Art Charges, Rush Charges	VARIOUS	VARIOUS	PSA	Active
7629	PLASTICARD INCOMING MATERIAL SHIPPING	Inbound shipping	VARIOUS	VARIOUS	PSA	Active
7633	PLASTICARD BULK PACKAGING-3 DIGIT	Valid PSA	***	***	PSA	Active
7634	PLASTICARD BULK PACKAGING – 5 DIGIT		***	***	PSA	Active
7639	PLASTICARD IMAGE SCANNING		***	***	PSA	Active
7640	PLASTICARD EXPEDITED TURNAROUND	***	***	***	PSA	Active
7642	IMAGE MANAGEMENT	Replaced by 7700	***	***	PSA	Active
7651	PLASTICARD STANDARD EMBOSSING-MASS		***	***	PSA	Active
7660	PLASTICARD INSERTING-MASS		***	***	PSA	Inactive
7664	PLASTICARD PHOTO TRANSFER-UP TO 1X1	Used with element 7665 and 7666	***	***	PSA	Active

Schedule C	C - 26	RCSI / First Data Confidential

Final Execution Version

Element	Name	Description	Price as of Execution Date	12/1/09 Price	TSA / PSA	Active / Inactive
7665	PLASTICARD PHOTO/SIG SCAN/DIG-UP TO 1X1	Used with element 7664 and 7666	***	***	PSA	Active
7666	PLASTICARD PHOTO IMG HAND/MRG-UP TO 1X1	Used with element 7664 and 7665	***	***	PSA	Active
7667	PLASTICARD PHOTO TRANSFER-1X1 TO 2X2	Used with element 7668 and 7669	***	***	PSA	Active
7668	PLASTICARD PHOTO SCAN/DIG-1X1 TO 2X2	Used with element 7667 and 7669	***	***	PSA	Active
7669	PLASTICARD PHOTO IMG HAND/MRG-1X1 TO 2X2	Used with element 7667 and 7668	***	***	PSA	Active
7677	PLASTICARD LASER PIN/POST MAILER PROC		***	***	PSA	Active
7678	PLASTICS - SAME DAY		***	***	PSA	Active
7682	PLASTICARD ENTERPRISE PRES. ADD’L PAGE		***	***	PSA	Active
7688	PLASTICARD ULTRAFORMS		***	***	PSA	Inactive
7689	PLASTICARD TEMPLATE CREATION		***	***	PSA	Active
7692	PLASTICARD - RECORDS PROCESSED	Bundled to 7445	***	***	PSA	Active
7700	PLASTICARD IMAGE MANAGEMENT 2X2	Remote Scan by GE Used with element 7797	***	***	PSA	Active
7702	PLASTICARD OBSOLETE PLASTIC FEE		***	***	PSA	Active
7703	PLASTICARD OBSOLETE PAPER FEE		***	***	PSA	Active
7706	PRINT AND MAIL OBSOLETE PAPER FEE		***	***	PSA	Active
7738	PLASTICARD FRONT INDENT PRINT	Bundled to 7473	***	***	PSA	Inactive
7744	PLASTICARD CIU CANCELS		***	***	PSA	Inactive
7747	PLASTICARD HAND EMBOSSING		***	***	PSA	Active
7751	PLASTICARD ENTERPRISE PRESENTATION SETUP		***	***	PSA	Inactive
7763	PLASTICARD/PEP CARD CARRIER 17		***	***	PSA	Active
7795	DIGITAL CARD PRINT IMAGING SERVICES	(Scan by FD)	***	***	PSA	Active
7796	DIGITAL CARD PRINTING IMAGE APPLICATION	Used with element 7795	***	***	PSA	Active
7797	DIGITAL CARD PRINT - CARDHOLDER LEVEL	Used with element 7700	***	***	PSA	Active
7801	PRINT 11 IN SIMPLEX - PAGE 1 CONT.		***	***	PSA	Active

Schedule C	C - 27	RCSI / First Data Confidential

Final Execution Version

Element	Name	Description	Price as of Execution Date	12/1/09 Price	TSA / PSA	Active / Inactive
7802	PRINT 14 IN SIMPLEX - PAGE 1 CONT.		***	***	PSA	Active
7802 JCP	PRINT 14 IN SIMPLEX - PAGE 1 CONT.		***	***	PSA	Active
7804	PRINT/MAIL PREP 11 IN DUP ADDL. PG CONT.		***	***	PSA	Active
7806	PRINT/MAIL PREP 14 IN DUP ADDL. PG CONT.		***	***	PSA	Active
7808	LETTER 14	Manually Billed only	***	***	PSA	Inactive
7813	PRINT 11 IN DUPLEX - PAGE 1 CONT.		***	***	PSA	Active
7814	PRINT 14 IN DUPLEX - PAGE 1 CONT. (Note 1)		***	***	PSA	Active
7814	PRINT 14 IN DUPLEX - PAGE 1 CONT.	***CONTINUOUS	***	***	PSA	Active
7814	PRINT 14 IN DUPLEX - PAGE 1 CONT.	SCS RSF ONLY	***	***	PSA	Active
7825	INDIVIDUAL CHECK COUNT	***	***		PSA	Active
		***	***
		***	***
7825	INDIVIDUAL CHECK COUNT (Note 2)	***		***	PSA	Active
		***		***
7826	INDIVIDUAL COUPON COUNT	***	***	***	PSA	Active
		***	***	***
		***	***	***
7827	INDIVIDUAL REWARD CHECK/COUPON COUNT	***	***	***	PSA	Active
		***	***	***
		***	***	***
7844	PRINT/MAIL PREP 11 CK/CP SIM ADL PG CONT		***	***	PSA	Active
7845 Right Angle	PRINT 11 IN CHK/CPN DUPLEX - PAGE 1 CONT (Note 2)	***	***	***	PSA	Active
		***	***	***
		***	***	***
		***	***	***
7845 Flat	PRINT 11 IN CHK/CPN DUPLEX - PAGE 1 CONT (Note 2)	1 page with CHK/CPN at bottom	***	***	PSA	Active
7846	PRINT/MAIL PREP 11 CK/CP DUP ADL PG CONT (Note 2)		***	***	PSA	Active
7894	STMT-ENTERPRISE ADDL PAGES SIMPLEX - 11		***	***	PSA	Active
7896	STMT - ENTERPRISE PAGE 1 SIMPLEX - 14		***	***	PSA	Active

Schedule C	C - 28	RCSI / First Data Confidential

Final Execution Version

Element	Name	Description	Price as of Execution Date	12/1/09 Price	TSA / PSA	Active / Inactive
7897	STMT - ENTERPRISE PAGE 1 DUPLEX - 14		***	***	PSA	Active
7898	STMT - ENTERPRISE ADDL PGS SMPX 14		***	***	PSA	Active
7928	EMERGENCY CASH/CARD REQUESTED - FDR	Bundled to 7651	***	***	PSA	Inactive
8310	STATEMENT-CHECKS AND COUPONS CREATION	***	***	***	PSA	Active
		***	***
		***	***
8319	AFP/ON DEMAND		***	***	TSA	Active
9950	ULTRAFORMS CARD CARRIER		***	***	PSA	Inactive
9951	PLASTICARD ENTERPRISE PRES. CARD CARRIER		***	***	PSA	Active
4741	Electronic Web Presentment-eLetter Note 3	New	***	***	PSA	Active
4742	Archival Fee/Month Over 3 Months-eLetter Note 3	New	***	***	PSA	Active
7828	STMT MAILING 2 BUSINESS DAY	(Aug 20, 2009 - Feb 2010)	***	***	PSA	Active
7830	STMT MAILING CALENDAR DAY	Bundled to 7828	***	***	PSA	Active
4398	MISCELLANEOUS	Typically used for postage adjustments and for credits that don’t fit a specific element number	Various	Various	TSA / PSA	Active
4381	SYSTEM ADJUSTMENT	For Write Offs	Various	Various	TSA	Active

*	For production of items on the First Data System

Note 1 – Note 1 – For portfolios that are migrating to SCS Services prior to 12/1/09, the 12/1/09 price will be in effect. For the *** and Sales Finance portfolios which as of the Execution Date have already migrated to SCS 12/1/09 pricing becomes effective 12/1/09.This applies to elements 4720 CORRESPONDENCE DIRECTOR, element 7814 PRINT 14 IN DUPLEX – PAGE 1 CONT, and element 4705 COLOR DULEX BLACK ON BACK 14IN

Note 2 – Effective 12/1/2009 Volume counts toward the 8MM MICR

Note 3 – Subject to execution of GEOS eMessenger Amendment

Schedule C	C - 29	RCSI / First Data Confidential

Final Execution Version

(b) Pass Through Billing Elements

Element	Name	Description	Price as of Execution Date	12/1/09 Price
4338	WAREHOUSE REWORK FEE	3rd Party Rework	Various	Various
4324	PRINTMAIL MLOCR	Zip Sort Eligible - No	***	***
4365	REBILL - TRAVEL & EXPENSE		Various	Various
4368	REBILL - EQUIPMENT		Various	Various
4369	REBILL - FORMS/ENVELOPES	Forms Destruction	Various	Various
4379	REBILL - PRINTING		Various	Various
4390	REBILL - SHIPPING		Various	Various
4393	PASS-THROUGH EXPENSE		Various	Various
4415	DHL		Various	Various
4416	FEDERAL EXPRESS		Various	Various
4434	POSTAGE CREDIT - MAADC	Print/Mail Zip Sort Element	***	***
4436	POSTAGE CREDIT - AADC	Print/Mail Zip Sort Element	***	***
4437	POSTAGE CREDIT - PRESORT	Print/Mail Zip Sort Element	***	***
4438	POSTAGE CREDIT - 3-DIGIT AUTOMATED	Print/Mail Zip Sort Element	***	***
4439	POSTAGE CREDIT - 5-DIGIT AUTOMATED	Print/Mail Zip Sort Element	***	***
4454	POSTAGE CREDIT - MAADC - POSTCARD	Print/Mail Zip Sort Element	***	***
4456	POSTAGE CREDIT - AADC - POSTCARD	Print/Mail Zip Sort Element	***	***
4457	POSTAGE CREDIT - PRESORT - POSTCARD	Print/Mail Zip Sort Element	***	***
4458	POSTAGE CREDIT - 3-DIGIT AUTOMATED - POSTCARD	Print/Mail Zip Sort Element	***	***
4459	POSTAGE CREDIT - 5-DIGIT AUTOMATED -POSTCARD	Print/Mail Zip Sort Element	***	***
4494	PL - POSTAGE CREDIT - MAADC	Plastics Zip Sort Element	***	***
4496	PL - POSTAGE CREDIT - BASIC AUTOMATED	Plastics Zip Sort Element	***	***
4497	PL - POSTAGE CREDIT - PRESORT	Plastics Zip Sort Element	***	***
4498	PL - POSTAGE CREDIT - 3-DIGIT AUTOMATED	Plastics Zip Sort Element	***	***
4499	PL - POSTAGE CREDIT - 5-DIGIT AUTOMATED	Plastics Zip Sort Element	***	***
4800	PLASTICS PSTG 1OZ INDICIA	Zip Sort Eligible - Yes	***	***
4801	PRINTMAIL PSTG 1OZ INDICIA	Zip Sort Eligible - Yes	***	***
4802	PLASTICS PSTG 2OZ INDICIA	Zip Sort Eligible - Yes	***	***
4803	PRINTMAIL PSTG 2OZ INDICIA	Zip Sort Eligible - Yes	***	***
4804	PLASTICS PSTG 3OZ INDICIA	Zip Sort Eligible - Yes	***	***
4805	PRINTMAIL PSTG 3OZ INDICIA	Zip Sort Eligible - Yes	***	***
4806	PLASTICS PSTG FOREIGN	Zip Sort Eligible - No	***	***
4807	PRINTMAIL PSTG FOREIGN	Zip Sort Eligible - No	***	***

Schedule C	C - 30	RCSI / First Data Confidential

Final Execution Version

Element	Name	Description	Price as of Execution Date	12/1/09 Price
4808	PLASTICS STANDARD A PERMIT POSTAGE	Zip Sort Eligible - No	***	***
4809	PRINTMAIL STANDARD A PERMIT POSTAGE	Zip Sort Eligible - No	***	***
4810	PLASTICS PSTG EXPRESS MAIL	Zip Sort Eligible - No	Various	***
4811	PRINTMAIL PSTG EXPRESS MAIL	Zip Sort Eligible - No	Various	***
4812	PLASTICS PSTG METERED OVRWT/FRGN/MISC	Zip Sort Eligible - No	Various	***
4813	PRINTMAIL PSTG METERED OVRWT/FRGN/MISC	Zip Sort Eligible - No	Various	***
4814	PLASTICS PSTG 1OZ METERED SORTED	Zip Sort Eligible - Yes	***	***
4815	PRINTMAIL PSTG 1OZ METERED SORTED	Zip Sort Eligible - Yes	***	***
4816	PLASTICS PSTG 2OZ METERED SORTED	Zip Sort Eligible - Yes	***	***
4817	PRINTMAIL PSTG 2OZ METERED SORTED	Zip Sort Eligible - Yes	***	***
4818	PLASTICS PSTG 3OZ METERED SORTED	Zip Sort Eligible - Yes	***	***
4819	PRINTMAIL PSTG 3OZ METERED SORTED	Zip Sort Eligible - Yes	***	***
4820	PLASTICS PSTG REGISTERED	Zip Sort Eligible - No	Various	***
4821	PRINTMAIL PSTG REGISTERED	Zip Sort Eligible - No	Various	***
4822	PLASTICS PSTG CERTIFIED	Zip Sort Eligible - No	Various	***
4823	PRINTMAIL PSTG CERTIFIED	Zip Sort Eligible - No	Various	***
4824	PLASTICS PSTG PRIORITY MAIL	Zip Sort Eligible - No	Various	***
4825	PRINTMAIL PSTG PRIORITY MAIL	Zip Sort Eligible - No	Various	***
4826	PRINTMAIL PSTGE POST CARD	Zip Sort Eligible - Yes	***	***
4828	PLASTICS PSTG 1OZ METERED FULL RATE	Zip Sort Eligible - No	***	***
4829	PRINTMAIL PSTG 1OZ METERED FULL RATE	Zip Sort Eligible - No	***	***
4830	PLASTICS PSTG 2OZ METERED FULL RATE	Zip Sort Eligible - No	***	***
4831	PRINTMAIL PSTG 2OZ METERED FULL RATE	Zip Sort Eligible - No	***	***
4832	PLASTICS PSTG 3OZ METERED FULL RATE	Zip Sort Eligible - No	***	***
4833	PRINTMAIL PSTG 3OZ METERED FULL RATE	Zip Sort Eligible - No	***	***
4834	MACHINE REJECT MAIL	Zip Sort Eligible - No	***	***
4835	PLASTICS MLOCR	Zip Sort Eligible - No	***	***
7417 RCF	DAILY BASE POSTAGE DISCOUNTS	PRINT/MAIL	***	***
7417 RSF	DAILY BASE POSTAGE DISCOUNTS	PRINT/MAIL	***	***
7495 RSF	DAILY BASED POSTAGE DISCOUNTS - PLASTICS	PLASTICS	***	***

Schedule C	C - 31	RCSI / First Data Confidential

Final Execution Version

Element	Name	Description	Price as of Execution Date	12/1/09 Price
S7495 RCF	DAILY BASED POSTAGE DISCOUNTS - PLASTICS	PLASTICS	***	***

Note that column headings of Active/Inactive mean that as of the Execution Date RCSI is actively using or not actively using this item, as the case may be. Column headings of PSA/TSA designate which Agreement (this Agreement or the TSA, as the case may be) controls such charge.

Schedule C	C - 32	RCSI / First Data Confidential

Final Execution Version

EXHIBIT C-5

*** EXAMPLES

The cross references in the attached *** examples are from the Original Agreement and are deemed amended to reflect the appropriate changes to such Section numbers in this Agreement.

Exhibit C-5	C-5 - 1	RCSI / First Data Confidential

Exhibit C-12 to TSA

Exhibit E to PSA

RCSI *** Definition

***

[The following five pages were omitted pursuant to the confidential treatment request.]

Final Execution Version

EXHIBIT C-6

INTENTIONALLY LEFT BLANK

Exhibit C-6	C-6 - 1	RCSI / First Data Confidential

Final Execution Version

EXHIBIT C-7

***

[The following five pages were omitted pursuant to the confidential treatment request.]

Exhibit C-7	C-7 - 1	RCSI / First Data Confidential

Final Execution Version

SCHEDULE D

KEY FIRST DATA POSITIONS

I.	In accordance with Section 5.1 of this Agreement, the following are the Key First Data Positions:

A.	Executive Sponsor

B.	First Data Contract Administrator

C.	Vice President, PSA Relationship Executive

D.	Director, Contract Administrator

E.	Director, Customer Operations

F.	Director, Quality and Reporting

II.	The personnel approved as of the Effective Date to fill the Key First Data Positions, and the periods of time such persons shall remain in such positions, subject to the exceptions noted in Section 5.1(c) of this Agreement, are as follows:

NOTE: The Key First Data Positions marked with an asterisk (*) behind the title will not be assigned to the RCSI account on a dedicated basis.

Key First Data Position	Name of Personnel	Time of Tenure

First Data Executive Sponsor*	Gay Rich	Two (2) years from the Effective Date

First Data Contract Administrator	Patty Gaston	Two (2) years from the Effective Date

Vice President, PSA Relationship Executive	Karol Svoboda	Two (2) years from the Effective Date

Director	Matt Peters	Six (6) Months from the Effective Date

Director, Customer Operations	Brian Reznicek	Two (2) years from the Effective Date

Director, Quality and Reporting*	Patrick Keenan	Two (2) years from Effective Date

Schedule D	D - 1	RCSI / First Data Confidential

Final Execution Version

SCHEDULE E

FACILITIES

The chart below lists the primary First Data facilities from which First Data provides the Production Services as of the Execution Date of this Agreement.

First Data Facility	Address	Production Services Provided at that Location
Print Output Services - Pacific	*** Omaha, NE 68114	Print Production Services

Print Output Services - Crown Point	*** Omaha, NE 68110	Print Production Services

Plastic Output Services - Virginia	*** Chesapeake, VA 23320	Plastics Production Services

Plastic Output Services - Starwood	*** Omaha, NE 68122	Plastics Production Services

Schedule E	E - 1	RCSI / First Data Confidential

Final Execution Version

SCHEDULE F

*** SUBCONTRACTORS

1.	INTRODUCTION

This Schedule F (Approved Subcontractors) comprises the list of all *** Subcontractors as of the Effective Date. Changes to this listing will be made in accordance with Section 9.6 of this Agreement.

2.	*** SUBCONTRACTORS

Subcontractor	Scope of Services
***	*** provides mail services for Standard A mail, as well as zip sorting and mail integration services currently performed in Chesapeake, VA and in Omaha, NE.

***	Statements, Plastics and Letters generated with a foreign mailing address are presented to *** for postage adjustments prior to distribution into the USPS mail stream.

Schedule F	F - 1	RCSI / First Data Confidential

SCHEDULE G

REPORTS

Without limiting First Data’s obligations and RCSI’s rights set forth elsewhere in this Agreement (including Section 7.3(a)), this Schedule G lists certain reports that First Data shall create and provide to RCSI as of the Effective Date. In addition to those reports listed in this Schedule G, in accordance with Section 7.3(a) of this Agreement, First Data shall also (i) provide RCSI with ad hoc reports; and (b) develop additional reports.

A. STANDARD LISTING OF REPORTS PRODUCED BY OUTPUT SERVICES

Report Frequency
Report Name	Report Type	Daily	Weekly	Monthly	***	SF	RCF
Daily Embossing Hold Report – ***	PACT BRIO	x			x	x	x
Daily Embossing Hold Report – ***	PACT BRIO	x
Daily Embossing Hold Report – ***	PACT BRIO	x
Daily Embossing Hold Report – Multi Dual Card	PACT BRIO	x
Daily Embossing Hold Report – ***	PACT BRIO	x
Daily Embossing Hold Report – *** (online)	PACT BRIO	x
Daily Embossing Hold Report – *** (offline/CML)	PACT BRIO	x
Daily Embossing Hold Report – ***	PACT BRIO	x
Daily Embossing Hold Report – *** (offline/CML)	PACT BRIO	x
Daily Embossing Hold Report – GEMoney	PACT BRIO	x
Daily Embossing Hold Report – Multi PLCC	PACT BRIO	x
Daily Embossing Hold Report – GESF	PACT BRIO	x
Daily Embossing Hold Report – ***	PACT BRIO	x
Daily Embossing Hold Report – ***	PACT BRIO	x
Daily Embossing Hold Report – *** (offline/CML)	PACT BRIO	x
Daily Embossing Hold Report – ***	PACT BRIO	x
Daily Embossing Hold Report – *** (online)	PACT BRIO	x
Daily Embossing Hold Report – *** (off/CML)	PACT BRIO	x
Daily Embossing Hold Report – ***	PACT BRIO	x
Daily Embossing Hold Report – ***	PACT BRIO	x
Daily Inventory file for GE / GEUSG	File Transmission	x				x	x

Final Execution Version

DAILY Low Notification Report URGENT	AS400	x			x	x	x
Daily Low Notification Report Regular	AS400	x			x	x	x
Daily Plastics GE Cycle Time Report	PACT BRIO	x		x		x	x
Daily Client Level Report – ***	PACT BRIO	x		x	x
Daily Consumer Release Report – GESF	PACT BRIO	x		x		x
Daily Letters GE Client Level Report – ALL	PACT BRIO	x		x	x	x	x
Daily Plastics GE BOM Report – ***	PACT BRIO	x			x
Daily GE Formscan Letters and Replacement Stmts – SF/CF	PACT BRIO	x		x		x	x
Daily Letters GE Formscan and Replacement Stmts – ***	PACT BRIO	x		x	x
Daily Inventory Receipt Report – by Client	PACT BRIO	x			x	x	x
IMO Flash Report	E-MAIL	x			x	x	x
Output Service Daily Issue Report	E-MAIL	x			x	x	x
BRC Statements	PACT BRIO	x		x			x
Commercial Statements	PACT BRIO	x		x			x
Consumer Statements – RCF	PACT BRIO	x		x			x
PactBrio Hold Report	PACTBRIO	x
PactBrio Cycle Report – ***	PACTBRIO	x			x
PactMail/FDR/FDC Invalidated Holds	PACMAIL	x
PactMail GE offline input file received	PACMAIL	x
PactMail GE Commercial invalid characters report	PACMAIL	x
PactMail/FDR/FDC Conversion Report	PACMAIL	x
Pact/Mail/FDR/FDC Conversion Report	PACMAIL	x
Obsolete Overstock Letters Report	PACT BRIO		x		x	x	x
ISR Report For Letter Group	PACT BRIO		x		x	x	x
ISR Report by client	PACT BRIO		x		x	x	x
Weekly Open PO Report	PACT BRIO		x		x	x	x
Weekly Open PO Internal Client Report	PACT BRIO		x		x	x	x
Weekly Inventory GE Division 1	PACT BRIO		x		x	x	x

Schedule G	G - 2	RCSI / First Data Confidential

Final Execution Version

Weekly Inventory GE Division 2	PACT BRIO	x		x	x	x
Weekly Statements GE Multipage Report	PACT BRIO	x		x	x	x
Weekly_GE_ *** _Inventory_Div#1_Report.xls	PACT BRIO	x		x	x	x
Weekly Letters GE Report	PACT BRIO	x		x	x	x
Weekly Plastic GE Report	PACT BRIO	x		x	x	x
Weekly Inventory Received Report	PACT BRIO	x		x	x	x
Weekly Inventory Receipt Report	PACT BRIO	x		x	x	x
Weekly Inventory Receipt Report	PACT BRIO	x		x	x	x
GE Rush Summary Report	First Data		x	x	x	x
Envelope True-up Report	First Data		x	x	x	x
Omaha Letter Release	PACT BRIO		x	x	x	x
8.0 Statement Accuracy	PACT BRIO		x	x	x	x
9.0 Plastic Accuracy	PACT BRIO		x	x	x	x
Plastic Merge Bv2	PACT BRIO		x	x	x	x
Plastic Starwood	PACT BRIO		x	x	x	x
Plastic Virginia	PACT BRIO		x	x	x	x
Productivity Summary	E-MAIL		x	x	x	x
Omaha Statement Release	PACT BRIO		x	x	x	x
BM-405 – Excel	First Data		x	x	x	x
BM-406 – Excel	First Data		x	x	x	x
Mass Reissue Mail Date Report	By Project		x	x	x	x
Embossing Natural Reissue Plastics	First Data		x	x	x	x
Embossing Natural Reissue PEP Pages	First Data		x	x	x	x
Embossing Natural Reissue Postage	First Data		x	x	x	x
Embossing Mass Reissue Postage-Embossing	First Data		x	x	x	x
Embossing FDR Performance Data	First Data		x	x	x	x
Monthly GE Multipage Report	PACT BRIO		x			x
Monthly Statements GE Commercial Release	PACT BRIO		x			x
Monthly Statements GE Consumer Release	PACT BRIO		x			x
Monthly Statements GE BRC Release	PACT BRIO		x			x
Monthly Statements *** Consumer Release	PACT BRIO		x	x
Monthly *** Formscan and Replacement Stmts	PACT BRIO		x	x

Schedule G	G - 3	RCSI / First Data Confidential

Final Execution Version

B. STANDARD LISTING OF FIRST DATA SYSTEM REPORTS

To the extent the Accounts exist on the First Data System, First Data shall provide the following reports:

Report #	Report Name
BD – 028	Invoice Detail – Client Level – Postage
BD – 032	Daily Invoice
BD – 033	Invoice Detail – Client Level – Postage
BD – 031	FDR Daily Invoice Back-up Report
BD – 042	Client Billing Source Document
BM – 405	Monthly Invoice Backup Report
BM – 406	Monthly Invoice
CD – 003	Back up Billing – Urgency Letter detail
CD – 012	Embossing Production Hold Detail
CD – 014	Embossing Production Hold Summary
CD – 042	Postage Detail by product / ounces
CD – 063	Daily Embossing
CD – 1368	SCS and ABC Invoice back up detail
CD – 1369	SCS and ABC Invoice back up detail
CD – 1370	SCS and ABC Invoice back up detail – Summary
CD – 1371	Statement Insert Setup Report
CD – 159	Daily Letters Report – Invoice back up
CD – 367	Daily Letters Report
CD – 850	Daily Letters Reject Report
CD – 881	Daily Force Emboss, Rush and Reinstatement
CM – 170	Monthly Letters Tracking Report
ED – 307	Embossing Invoice Back up detail
ED – 308	Embossing Invoice Back up summary
ED – 701	Card Issuance Acceptance Report
ED – 705	Card Issuance Decline Report
ED – 706	Card Issuance Hold Report

Schedule G	G - 4	RCSI / First Data Confidential

Final Execution Version

ED – 709	Pin Mailers daily report
ED – 770	Natural Reissue daily/weekly files
ED – 862	Card Issuance Input Acceptance Report
MD – 159	Merchant Daily Letters Report
MD – 367	Merchant Daily Letters Reject Report
MD – 850	Merchant Daily Letters Reject Report Merchant Letters (Details Only)

Schedule G	G - 5	RCSI / First Data Confidential

Final Execution Version

SCHEDULE H

HUMAN RIGHTS

PART I:

Our Commitment

RCSI, as a business enterprise, promotes the advancement of fundamental human rights. We support the principles contained in the Universal Declaration on Human Rights, remaining mindful that it is primarily addressed to nations. RCSI has joined with other companies to find practical ways of applying within the business community the broad principles established in the Declaration.

Our Actions

RCSI endeavors to advance fundamental human rights within the communities in which our businesses operate. We do this in important part by leading by example - influencing our employees and business partners through actions consistent with policies contained in the Spirit & Letter. Wherever we do business, RCSI aspires to:

In Our Management Capacity

•	RESPECTING the human rights of our employees as established in the ILO’s (International Labour Organization) Declaration on Fundamental Principles and Rights at Work, including non-discrimination, prohibitions against child and forced labor, freedom of association and the right to engage in collective bargaining.

•	PROVIDING security consistent with the intent of the Voluntary Principles on Security and Human Rights, as well as the laws of the countries in which we operate, retaining security services for preventative or defensive purposes with instructions to use force only when necessary and to an extent proportional to the threat.

In Our Business Capacity

•	DEVELOPING and offering products, including those that meet human needs for power, water and medical care, with due regard for fundamental human rights and a sustainable environment.

With Our Direct Business Partners

•	INCORPORATING appropriate principles of The Spirit & The Letter into contracts with suppliers, business partners and distributors.

•	MONITORING adherence by key suppliers in emerging markets to environmental, health and safety standards, prohibitions against forced and child labor, and local wage and hour laws.

•	EVALUATING human rights issues involving our direct business partners – particularly in emerging markets – and considering practical responses within the relevant context.

•	ADVANCING application of the ILO Declaration through engagement and collaboration.

Schedule H	H - 1	RCSI / First Data Confidential

Final Execution Version

In the Community

•	SERVING as a positive influence in communities in which we operate, demonstrating by our actions our belief that human rights violations are unacceptable.

•	ASSESSING, as appropriate, the impact on affected local communities of major infrastructure project financing.

Schedule H	H - 2	RCSI / First Data Confidential

Final Execution Version

PART II: SUMMARY OF UNIVERSAL DECLARATION OF HUMAN RIGHTS

(The actual Declaration can be found at: www.un.org/Overview/rights.html))

Article 1

All human beings are born free and equal in dignity and rights. They are endowed with reason and conscience and should act towards one another in a spirit of brotherhood.

Article 2

Equal entitlement to all rights and freedoms in Declaration.

Article 3

Right to life, liberty and security of person.

Article 4

Slavery prohibited.

Article 5

Prohibition of torture and cruel treatment.

Article 6

Equal right to recognition as a person before the law.

Article 7

Equal protection against discrimination in violation of this Declaration.

Article 8

Right to effective remedy for acts violating his fundamental rights.

Article 9

Prohibition of arbitrary arrest, detention or exile.

Article 10

Right to fair and public hearing by an independent and impartial tribunal of his rights and obligations and of criminal charges.

Article 11

Presumed innocent until proved guilty according to law in a public trial.

Schedule H	H - 3	RCSI / First Data Confidential

Final Execution Version

No conviction of penal offense if act/omission was not such offense when committed; no heavier penalty than one applicable when offense committed.

Article 12

No arbitrary interference with privacy, family, home or correspondence, nor to attacks upon honor or reputation. Article 13

Right to freedom of movement and residence within the borders of each State.

Right to leave and return to any country.

Article 14

Right to seek and to enjoy asylum from persecution in other countries, except in the case of prosecutions arising from non-political crimes or acts contrary to the purposes and principles of the UN.

Article 15

Right to a nationality.

No arbitrary deprivation of nationality, no denial of right to change nationality.

Article 16

Men and women of full age, without any limitation due to race, nationality or religion have the right to marry and to found a family, with equal rights as to marriage, during marriage and at its dissolution.

Need free and full consent of the intending spouses.

The family is the natural and fundamental group unit of society and is entitled to protection by society and the State.

Article 17

Right to own property alone and in association with others, without arbitrary deprivation.

Article 18

Right to freedom of thought, conscience and religion.

Article 19

Right to freedom of opinion and expression.

Article 20

Right to freedom of peaceful assembly and association.

Schedule H	H - 4	RCSI / First Data Confidential

Final Execution Version

Article 21

Right to participate in the government of his country.

Equal access to public service.

The will of the people shall be the basis of the authority of the government.

Article 22

Right to social security and entitled to realization of indispensable economic, social and cultural rights.

Article 23

Right to work, to free choice of employment, to just and favorable conditions of work and to protection against unemployment.

Right to equal pay for equal work.

Right to just and favorable remuneration ensuring existence worthy of human dignity, and supplemented, if necessary by other means of social protection.

Right to form and to join trade unions.

Article 24

Right to rest and leisure, including reasonable limitation of working hours and periodic paid holidays.

Article 25

Right to a standard of living adequate for his health and well-being, including food, clothing, housing and medical care and necessary social services, and the right to security in the event of unemployment, sickness, disability, widowhood, old age or other lack of livelihood in circumstances beyond his control.

Motherhood and childhood, whether born in or out of wedlock, are entitled to special care and assistance.

Article 26

Right to education, with compulsory elementary education and at least the elementary and fundamental stages being free.

Higher education shall be equally accessible to all on the basis of merit.

Education directed to development of human personality and to strengthening respect for human rights and fundamental freedoms.

Parents have a right to choose the kind of education for their children.

Schedule H	H - 5	RCSI / First Data Confidential

Final Execution Version

Article 27

Right to participate in the cultural life of the community.

Right to the protection of moral and material interests resulting from any scientific, literary or artistic production he authors.

Article 28

Right to a social and international order in which the rights and freedoms set forth in this Declaration can be fully realized.

Article 29

Everyone has duties to the community in which the free and full development of his personality is possible.

Everyone shall be subject to such limitations determined by law for the purpose of securing due recognition and respect for the rights and freedoms of others and of meeting the just requirements of morality, public order and the general welfare in a democratic society.

•	These rights and freedoms may in no case be exercised contrary to the purposes and principles of the UN.

Article 30

No right to engage in any activity or to perform any act aimed at the destruction of any of the rights and freedoms set forth herein.

Schedule H	H - 6	RCSI / First Data Confidential

Final Execution Version

PART III: RCSI—SUPPLIER EXPECTATIONS RELATING TO EMPLOYMENT, ENVIRONMENT, HEALTH & SAFETY

For more than a century, RCSI, its businesses, and its employees have created an asset of incalculable value — the Company’s worldwide reputation for integrity and high standards of business conduct. RCSI’s quest for competitive excellence begins and ends with its unyielding commitment to integrity.

Each employee in the RCSI community is expected to make a personal commitment to integrity, and we also expect and require high ethical conduct from all of our suppliers. A company’s strong commitment in this regard is a requirement for being an RCSI supplier and is the foundation for our mutually beneficial business relationship.

In particular, we expect RCSI suppliers to:

•	Comply with laws and regulations protecting the environment and not adversely affect the local community.

•	Provide workers a safe and healthy workplace.

•	Employ workers above the applicable minimum age requirement or the age of 16, whichever is higher.

•	Comply with laws and regulations governing wages, hours, days of service, and overtime payment for workers.

•	Not utilize forced, prison, or indentured labor, or subject workers to any form of compulsion or coercion.

•	Allow their workers to freely choose whether or not to organize or join associations for the purpose of collective bargaining as provided by local law.

•	Prohibit physical, sexual or psychological harassment or coercion.

•	Assure that workers are hired, paid and otherwise subject to terms and conditions of employment based on their ability to do the job, not on the basis of their personal characteristics such as race, national origin, sex, religion, ethnicity, disability, maternity, age, and other characteristics protected by local law. (This does not bar compliance with affirmative preferences that may be required by local law).

•	Maintain and enforce a company policy requiring adherence to ethical business practices, including a prohibition on bribery of government officials.

•	Respect the intellectual property of others.

•	Maintain security measures consistent with international standards for the protection of their operations and facilities against exploitation by criminal or terrorist individuals and organizations.

•	Expect their suppliers to conform to similar standards.

Schedule H	H - 7	RCSI / First Data Confidential

Final Execution Version

PART IV: VOLUNTARY PRINCIPLES ON SECURITY AND HUMAN RIGHTS

The Voluntary Principles on Security and Human Rights are attached as Exhibit H-1.

PART V: HUMAN RIGHTS DUE DILIGENCE

1	EMPLOYMENT PRACTICES

1.1	Forced Labor

(a)	Does the company take all necessary measures to ensure that it does not participate in, or benefit from any form of forced labor (this can include bonded labor, debt bondage, forced prison labor, slavery, servitude, or human trafficking)?

(b)	Does the company refrain from retaining the identity cards, travel documents, and other important personal papers of its employees?

1.2	Child labor and young workers

(a)	Does the company comply with minimum age standards?

(b)	Does the company ensure that it does not hire minors (below 16 years of age) to perform work that is hazardous or harmful to their health, safety, or morals?

1.3	Non-discrimination

(a)	Does the company ensure that its compensation, benefit plans, and employment-related decisions are based on relevant and objective criteria?

(b)	Does the company seek to maintain a work environment that is culturally respectful and sensitive to the needs of all workers?

1.4	Freedom of association

(a)	Does the company recognize the freedom of association rights of its workers, including the right to bargain collectively?

(b)	If trade unions are not allowed in the area of operation, or only state authorized organizations are allowed, does the company establish alternative measures to allow employees to gather independently to discuss work-related problems?

1.5	Workplace health and safety

(a)	Does the company ensure that its workers are afforded safe, suitable and sanitary work facilities?

Schedule H	H - 8	RCSI / First Data Confidential

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(b)	If the company provides housing or dormitory quarters for its employees, is it adequate, clean, safe and otherwise designed and operated to respect the dignity of the employees?

(c)	Does the company supply its employees with the protective equipment and training necessary to perform their tasks safely?

1.6	Conditions of employment and work

(a)	Does the company take measures to protect workers from acts of physical, verbal, sexual, or psychological, harassment, abuse, or threats in the workplace, including when determining and implementing disciplinary measures?

(b)	Does the company have mechanisms for hearing, processing, and settling the grievances of employees?

(c)	Does the company adhere to the minimum wage requirements, including any restrictions on the amount of overtime? Are overtime payments consistent with applicable law?

(d)	Does the company grant employees paid holiday and sick leave each year, as well as parental leave for the care of a newborn or newly adopted child?

(e)	Does the company ensure that the work-week is limited to 48 hours, overtime is voluntary, infrequent, and does not exceed 12 hours per week, and that employees are given reasonable breaks while working, and sufficient rest periods between shifts?

(f)	Does the company respect the privacy rights of its employees whenever it gathers private information or implements employee-monitoring practices?

2	COMMUNITY IMPACT

2.1	Security

(a)	Are company security guards trained when to intervene in security-related situations and how to use the minimal authorized force necessary?

2.2	Land management

(a)	Before purchasing land, does the company consult with all affected parties, including both legal and customary owners, in order to seek their prior informed consent?

(b)	Does the company ensure that it does not participate in or benefit from improper forced relocations, that due process was followed in accordance with the laws of the host country, and adequately compensates inhabitants respecting involuntary relocations?

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(c)	Does the company honor the land, passage, and usage rights of local or indigenous peoples on company-controlled land?

(d)	Does the company consult with the local inhabitants and take measures to address and mitigate any disruptive effects that its operations may have on company land, the local community, and the natural resources in the area?

(e)	To the extent that projects may affect access to water, does the company undertake to assure alternative access?

2.3	Environmental health and safety

(a)	Does the company have emergency procedures in place to effectively prevent and address all health emergencies and industrial accidents affecting the surrounding community?

(b)	Does the company have mechanisms for hearing, processing, and settling the grievances of the local community?

2.4	Corruption and bribery

(a)	Does the company refrain from bribing, or using any other method, to unjustly influence government officials and/or the judiciary?

2.5	Company products and marketing practices

(a)	Does the company exercise due diligence when designing, manufacturing and marketing products, to protect against product defects which could harm the life, health or safety of the consumer or others likely to be affected by the defective product?

(b)	Before using local artistic or copyrightable material or patenting a previously unpatented invention that has already been in use by a local or indigenous people, does the company first obtain the informed consent of the creator or owner of the work?

3	SUPPLY CHAIN MANAGEMENT

3.1	Relations with suppliers, contractors and other associates

(a)	Does the company screen and monitor all major suppliers, contractors, sub-suppliers, joint-venture partners, and other major business associates for commitment on human rights/social issues?

(b)	Does the company assure that subcontractors have policies and practices that: assure adequate health and safety, prohibit unlawful discrimination, permit freedom of association and collective bargaining, prohibit use of child and forced labor, and required payment of minimum wages and overtime?

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EXHIBIT H-1

VOLUNTARY PRINCIPLES ON SECURITY AND HUMAN RIGHTS

Exhibit H-1	H-1 - 1	RCSI / First Data Confidential

VOLUNTARY PRINCIPLES ON SECURITY AND HUMAN RIGHTS

STATEMENT BY THE GOVERNMENTS OF

THE UNITED STATES OF AMERICA AND

THE UNITED KINGDOM

The Governments of the United States and the United Kingdom, companies in the extractive sectors (“Companies”), and non-governmental organizations, all with an interest in human rights and corporate social responsibility, have engaged in a dialogue on security and human rights.

We recognise the importance of the promotion and protection of human rights throughout the world and the constructive role business and civil society (including non-governmental organizations, labor/trade unions and local communities) can play in advancing these goals. The participants in this dialogue developed a set of voluntary principles to guide Companies in maintaining the safety and security of their operations within an operating framework that ensures respect for human rights and fundamental freedoms. Mindful of these goals, the participants agree to continue this dialogue and keep under review these principles to ensure their continuing relevance and efficacy.

This has been a cooperative and constructive process. The Governments salute the willingness of the participants — Companies and civil society alike — to address these issues seriously and with a determination to both understand and account for each other’s concerns. We look forward to continuing this dialogue in the spirit of cooperation and mutual understanding that led to broad consensus among the participants on these voluntary principles.

We hope that other companies, governments, and civil society organizations as well as international institutions will share these goals and choose to be involved in this continuing dialogue. We welcome their support for these principles as well as their participation in this dialogue. Those wishing to take up this invitation should contact either the U.S. Department of State or the Foreign and Commonwealth Office.

The companies and organizations listed below support this process and welcome these principles:

Chevron, Texaco, Freeport MacMoran, Conoco, Shell, BP, Rio Tinto, Human Rights Watch, Amnesty International, International Alert, Lawyers Committee for Human Rights, Fund for Peace, Council on Economic Priorities, Business for Social Responsibility, the Prince of Wales Business Leaders Forum, and the International Federation of Chemical, Energy, Mine and General Workers’ Unions.

December 4, 2000

Voluntary Principles on Security and Human Rights

The Governments of the United States and the United Kingdom, companies in the extractive and energy sectors (“Companies”), and non-governmental organizations, all with an interest in human rights and corporate social responsibility, have engaged in a dialogue on security and human rights.

The participants recognize the importance of the promotion and protection of human rights throughout the world and the constructive role business and civil society (including non-governmental organizations, labor/trade unions and local communities) can play in advancing these goals. Through this dialogue, the participants have developed the following set of voluntary principles to guide Companies in maintaining the safety and security of their operations within an operating framework that ensures respect for human rights and fundamental freedoms. Mindful of these goals, the participants agree to the importance of continuing this dialogue and keeping under review these principles to ensure their continuing relevance and efficacy.

Acknowledging that security is a fundamental need, shared by individuals, communities, businesses and governments alike, and acknowledging the difficult security issues faced by Companies operating globally, we recognize that security and respect for human rights can and should be consistent;

Understanding that governments have the primary responsibility to promote and protect human rights and that all parties to a conflict are obliged to observe applicable international humanitarian law, we recognize that we share the common goal of promoting respect for human rights, particularly those set forth in the Universal Declaration of Human Rights, and international humanitarian law;

Emphasizing the importance of safeguarding the integrity of company personnel and property, Companies recognize a commitment to act in a manner consistent with the laws of the countries within which they are present, to be mindful of the highest applicable international standards, and to promote the observance of applicable international law enforcement principles (e.g., the U.N. Code of Conduct for Law Enforcement Officials and the U.N. Basic Principles on the Use of Force and Firearms by Law Enforcement Officials), particularly with regard to the use of force;

Taking note of the effect that Companies’ activities may have on local communities, we recognize the value of engaging with civil society and host and home governments to contribute to the welfare of the local community while mitigating any potential for conflict where possible;

Understanding that useful, credible information is a vital component of security and human rights, we recognize the importance of sharing and understanding our respective experiences regarding, inter alia, best security practices and procedures, country human rights situations, and public and private security, subject to confidentiality constraints;

Acknowledging that home governments and multilateral institutions may, on occasion, assist host governments with security sector reform, developing institutional capacities and strengthening the rule of law, we recognize the important role Companies and civil society can play in supporting these efforts;

We hereby express our support for the following voluntary principles regarding security and human rights in the extractive sector, which fall into three categories, risk assessment, relations with public security and relations with private security:

RISK ASSESSMENT

The ability to assess accurately risks present in a Company’s operating environment is critical to the security of personnel, local communities and assets; the success of the Company’s short and long-term operations; and to the promotion and protection of human rights. hi some circumstances, this is relatively simple; in others, it is important to obtain extensive background information from different sources; monitoring and adapting to changing, complex political, economic, law enforcement, military and social situations; and maintaining productive relations with local communities and government officials.

The quality of complicated risk assessments is largely dependent on the assembling of regularly updated, credible information from a broad range of perspectives — local and national governments, security firms, other companies, home governments, multilateral institutions and civil society knowledgeable about local conditions. This information may be most effective when shared to the fullest extent possible (bearing in mind confidentiality considerations) between Companies, concerned civil society, and governments.

Bearing in mind these general principles, we recognize that accurate, effective risk assessments should consider the following factors:

•	Identification of security risks. Security risks can result from political, economic, civil or social factors. Moreover, certain personnel and assets may be at greater risk than others. Identification of security risks allows a Company to take measures to minimize risk and to assess whether Company actions may heighten risk.

•	Potential for violence. Depending on the environment, violence can be widespread or limited to particular regions, and it can develop with little or no warning. Civil society, home and host government representatives and other sources should be consulted to identify risks presented by the potential for violence. Risk assessments should examine patterns of violence in areas of Company operations for educational, predictive and preventative purposes.

•	Human rights records. Risk assessments should consider the available human rights records of public security forces, paramilitaries, local and national law enforcement, as well as the reputation of private security. Awareness of past abuses and allegations can help Companies to avoid recurrences as well as to promote accountability. Also, identification of the capability of the above entities to respond to situations of violence in a lawful manner (i.e., consistent with applicable international standards) allows Companies to develop appropriate measures in operating environments.

•	Rule of law. Risk assessments should consider the local prosecuting authority and judiciary’s capacity to hold accountable those responsible for human rights abuses and for those responsible for violations of international humanitarian law in a manner that respects the rights of the accused.

•	Conflict analysis. Identification of and understanding the root causes and nature of local conflicts, as well as the level of adherence to human rights and international humanitarian law standards by key actors, can be instructive for the development of strategies for managing relations between the Company, local communities, Company employees and their unions, and host governments. Risk assessments should also consider the potential for future conflicts.

•	Equipment transfers. Where Companies provide equipment (including lethal and non-lethal equipment) to public or private security, they should consider the risk of such transfers, any relevant export licensing requirements, and the feasibility of measures to mitigate foreseeable negative consequences, including adequate controls to prevent misappropriation or diversion of equipment which may lead to human rights abuses. In making risk assessments, companies should consider any relevant past incidents involving previous equipment transfers.

INTERACTIONS BETWEEN COMPANIES AND PUBLIC SECURITY

Although governments have the primary role of maintaining law and order, security and respect for human rights, Companies have an interest in ensuring that actions taken by governments, particularly the actions of public security providers, are consistent with the protection and promotion of human rights. In cases where there is a need to supplement security provided by host governments, Companies may be required or expected to contribute to, or otherwise reimburse, the costs of protecting Company facilities and personnel borne by public security. While public security is expected to act in a manner consistent with local and national laws as well as with human rights standards and international humanitarian law, within this context abuses may nevertheless occur.

In an effort to reduce the risk of such abuses and to promote respect for human rights generally, we have identified the following voluntary principles to guide relationships between Companies and public security regarding security provided to Companies:

Security Arrangements

•	Companies should consult regularly with host governments and local communities about the impact of their security arrangements on those communities.

•	Companies should communicate their policies regarding ethical conduct and human rights to public security providers, and express their desire that security be provided in a manner consistent with those policies by personnel with adequate and effective training.

•	Companies should encourage host governments to permit making security arrangements transparent and accessible to the public, subject to any overriding safety and security concerns.

Deployment and Conduct

•	The primary role of public security should be to maintain the rule of law, including safeguarding human rights and deterring acts that threaten Company personnel and facilities. The type and number of public security forces deployed should be competent, appropriate and proportional to the threat.

•	Equipment imports and exports should comply with all applicable law and regulations. Companies that provide equipment to public security should take all appropriate and lawful measures to mitigate any foreseeable negative consequences, including human rights abuses and violations of international humanitarian law.

•	Companies should use their influence to promote the following principles with public security: (a) individuals credibly implicated in human rights abuses should not provide security services for Companies; (b) force should be used only when strictly necessary and to an extent proportional to the threat; and (c) the rights of individuals should not be violated while exercising the right to exercise freedom of association and peaceful assembly, the right to engage in collective bargaining, or other related rights of Company employees as recognized by the Universal Declaration of Human Rights and the ILO Declaration on Fundamental Principles and Rights at Work.

•	In cases where physical force is used by public security, such incidents should be reported to the appropriate authorities and to the Company. Where force is used, medical aid should be provided to injured persons, including to offenders.

Consultation and Advice

•	Companies should hold structured meetings with public security on a regular basis to discuss security, human rights and related work-place safety issues. Companies should also consult regularly with other Companies, host and home governments, and civil society to discuss security and human rights. Where Companies operating in the same region have common concerns, they should consider collectively raising those concerns with the host and home governments.

•	In their consultations with host governments, Companies should take all appropriate measures to promote observance of applicable international law enforcement principles, particularly those reflected in the U.N. Code of Conduct for Law Enforcement Officials and the U.N. Basic Principles on the Use of Force and Firearms.

•	Companies should support efforts by governments, civil society and multilateral institutions to provide human rights training and education for public security as well as their efforts to strengthen state institutions to ensure accountability and respect for human rights.

Responses to Human Rights Abuses

•	Companies should record and report any credible allegations of human rights abuses by public security in their areas of operation to appropriate host government authorities. Where appropriate, Companies should urge investigation and that action be taken to prevent any recurrence.

•	Companies should actively monitor the status of investigations and press for their proper resolution.

•	Companies should, to the extent reasonable, monitor the use of equipment provided by the Company and to investigate properly situations in which such equipment is used in an inappropriate manner.

•	Every effort should be made to ensure that information used as the basis for allegations of human rights abuses is credible and based on reliable evidence. The security and safety of sources should be protected. Additional or more accurate information that may alter previous allegations should be made available as appropriate to concerned parties.

INTERACTIONS BETWEEN COMPANIES AND PRIVATE SECURITY

Where host governments are unable or unwilling to provide adequate security to protect a Company’s personnel or assets, it may be necessary to engage private security providers as a complement to public security. In this context, private security may have to coordinate with state forces, (law enforcement, in particular) to carry weapons and to consider the defensive local use of force. Given the risks associated with such activities, we recognize the following voluntary principles to guide private security conduct:

•	Private security should observe the policies of the contracting Company regarding ethical conduct and human rights; the law and professional standards of the country in which they operate; emerging best practices developed by industry, civil society, and governments; and promote the observance of international humanitarian law.

•	Private security should maintain high levels of technical and professional proficiency, particularly with regard to the local use of force and firearms.

•	Private security should act in a lawful manner. They should exercise restraint and caution in a manner consistent with applicable international guidelines regarding the local use of force, including the U.N. Principles on the Use of Force and Firearms by Law Enforcement Officials and the U.N. Code of Conduct for Law Enforcement Officials, as well as with emerging best practices developed by Companies, civil society, and governments.

•	Private security should have policies regarding appropriate conduct and the local use of force (e.g., rules of engagement). Practice under these policies should be capable of being monitored by Companies or, where appropriate, by independent third parties. Such monitoring should encompass detailed investigations into allegations of abusive or unlawful acts; the availability of disciplinary measures sufficient to prevent and deter; and procedures for reporting allegations to relevant local law enforcement authorities when appropriate.

•	All allegations of human rights abuses by private security should be recorded. Credible allegations should be properly investigated. In those cases where allegations against private security providers are forwarded to the relevant law enforcement authorities, Companies should actively monitor the status of investigations and press for their proper resolution.

•	Consistent with their function, private security should provide only preventative and defensive services and should not engage in activities exclusively the responsibility of state military or law enforcement authorities. Companies should designate services, technology and equipment capable of offensive and defensive purposes as being for defensive use only.

•

Private security should (a) not employ individuals credibly implicated in human rights abuses to provide security services; (b) use force only when strictly necessary and to an extent proportional to the threat; and (c) not violate the rights of individuals while exercising the right to exercise freedom of association and peaceful assembly, to engage in collective bargaining, or other related rights of Company employees as recognized by the Universal Declaration of Human Rights and the ILO Declaration on Fundamental Principles and Rights at Work.

•	In cases where physical force is used, private security should properly investigate and report the incident to the Company. Private security should refer the matter to local authorities and/or take disciplinary action where appropriate. Where force is used, medical aid should be provided to injured persons, including to offenders.

•	Private security should maintain the confidentiality of information obtained as a result of its position as security provider, except where to do so would jeopardize the principles contained herein.

To minimize the risk that private security exceed their authority as providers of security, and to promote respect for human rights generally, we have developed the following additional voluntary principles and guidelines:

•	Where appropriate, Companies should include the principles outlined above as contractual provisions in agreements with private security providers and ensure that private security personnel are adequately trained to respect the rights of employees and the local community. To the extent practicable, agreements between Companies and private security should require investigation of unlawful or abusive behavior and appropriate disciplinary action. Agreements should also permit termination of the relationship by Companies where there is credible evidence of unlawful or abusive behavior by private security personnel.

•	Companies should consult and monitor private security providers to ensure they fulfil their obligation to provide security in a manner consistent with the principles outlined above. Where appropriate, Companies should seek to employ private security providers that are representative of the local population.

•	Companies should review the background of private security they intend to employ, particularly with regard to the use of excessive force. Such reviews should include an assessment of previous services provided to the host government and whether these services raise concern about the private security firm’s dual role as a private security provider and government contractor.

•	Companies should consult with other Companies, home country officials, host country officials, and civil society regarding experiences with private security.

Where appropriate and lawful, Companies should facilitate the exchange of information about unlawful activity and abuses committed by private security providers.

Final Execution Version

SCHEDULE I

RCSI INTEGRITY POLICIES

Compliance Education For GE Service Providers

Sharing The

Commitment

to

Integrity

Your Responsibilities

While On a GE Assignment

This document provides an overview of policies for service providers to GE. It is not intended to create any contractual rights, including employment with GE.

Schedule I	I - 1	RCSI / First Data Confidential

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COMMITMENT TO INTEGRITY

YOUR RESPONSIBILITIES WHILE ON A GE ASSIGNMENT

•	During your assignment at GE, you are required to maintain the same high level of integrity that GE demands of its own employees. The purpose of this document is to inform you of GE’s code of conduct and provide you with an overview of the policies and procedures which support that code.

•	Please review this document. You will be asked to sign the acknowledgment form which includes an agreement to comply with the policies in this document.

•	If you have questions or concerns about any of the policies, contact your primary GE contact, the GE Business Integrity Helpline (see list on page 12), or the GE Ombudsperson’s office (page 12).

A SOLID BASE FOR BUSINESS SUCCESS

Integrity is the rock upon which GE builds its business success. GE’s quest for competitive excellence begins and ends with its commitment to ethical conduct. As noted by Jack Welch, Chief Executive Officer and Chairman of the Board for GE: “ No matter how hard we compete – here and around the world – not one foot must ever step outside the line of absolute integrity.”

GE’S CODE OF CONDUCT

GE’s Code of Conduct states the broad principles supporting its ethical commitment. The Code calls for individuals to:

•	Obey applicable laws and regulations.

•	Be honest, fair and trustworthy in all GE activities.

•	Avoid all conflicts of interest.

•	Extend equal opportunity to the diverse GE community.

•	Strive for a safe workplace and protected environment.

•	Recognize, value and exemplify ethical conduct.

Schedule I	I - 2	RCSI / First Data Confidential

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COMMITMENT TO INTEGRITY

INTEGRITY: THE 11 GE POLICIES

Working With Customers & Suppliers	Page

Includes those policies that guide conduct when buying or selling products, materials, resources, etc.

• Ethical Business Practices	4

• Following International Trade Controls	4

• Supplier Relationships	5

Government Business

Includes the policy that specifically applies to government contracts and interactions with government officials.

• Working With Government Agencies	5

Fair Competition

Focuseson antitrust laws.

• Complying With Antitrust Laws	6

While In The GE Assignment

Spells out those policies that affect the work environment and responsibilities to the community.

• Health, Safety & Environmental Protection	7

• Participation in Hazardous Business	7

Personal Integrity

Addresses those personal, day-to-day activities that have an impact on work integrity.

• Avoiding Conflicts of Interest	8

• Financial Controls and Records	8

• Insider Trading & Stock Tipping	9

• Equal Employment Opportunity	9

Proprietary and Confidential Information	10

How To Handle An Integrity Concern	11

The Acknowledgment	11

Integrity Helplines	12

Schedule I	I - 3	RCSI / First Data Confidential

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COMMITMENT TO INTEGRITY

ETHICAL BUSINESS PRACTICES (POLICY 20.4)

•	Never offer, give, or accept bribes or kickbacks.

•	Use good judgment to avoid even the appearance of an improper payment.

•	GE hires only reputable firms and representatives.

•	No more than ordinary and reasonable entertainment or business courtesies.

•	No contributions to political parties or candidates on behalf of GE.

Who Should Be Particularly Aware Of The Policy?

•	Individuals who represent the company before customers or the government.

•	Individuals who work with sales reps, agents or represent GE in any way.

FOLLOWING INTERNATIONAL TRADE CONTROLS

•	If the duties you perform for GE involve international business, learn and follow the laws that govern international trade.

•	Do not participate in transactions, including services, prohibited by U.S. law.

Who Should Be Particularly Aware Of The Policy?

•	Individuals who are involved in international activities.

Schedule I	I - 4	RCSI / First Data Confidential

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COMMITMENT TO INTEGRITY

SUPPLIER RELATIONSHIPS

•	Be lawful, fair and efficient in all supplier relationships.

•	Safeguard any information GE holds as confidential or proprietary.

•	Respect licensing agreements and copyright laws, including those covering computer software.

Who Should Be Particularly Aware Of The Policy?

•	All individuals with direct supplier contact.

WORKING WITH U.S. AND NON- U.S. GOVERNMENT AGENCIES

•	Maintain the highest standards of honesty in all contacts with government representatives.

•	Avoid even the appearance of improper conduct in dealing with government representatives.

•	Whenever the government is the customer, follow detailed laws and procedures that regulate every stage of the work.

•	Even if the government is not the customer, individuals must be truthful and accurate in all communications with government representatives.

Who Should Be Particularly Aware Of The Policy?

•	Any individual who comes in contact with government officials or works on government contracts.

•	Any individual who works in a government-regulated industry or business.

Schedule I	I - 5	RCSI / First Data Confidential

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COMMITMENT TO INTEGRITY

COMPLYING WITH THE ANTITRUST LAWS

•	Never discuss prices, costs, profit margins or other competitive topics with a representative of a GE competitor; or propose or make an agreement with a competitor relating to any aspect of the competition, without prior approval of GE counsel.

•	Avoid creating the appearance of improper agreements or understandings. Keep communications with competitors to a minimum. Make sure there is legitimate business reason for all such communications.

•	Never propose or enter into any agreements or understandings with GE customers restricting prices or terms for resale of GE products.

Who Should Be Particularly Aware Of The Policy?

•	All individuals are responsible for complying with the antitrust laws and this policy.

•	If your job involves contacts with competitors, setting prices or other terms or conditions of sale, marketing, purchasing, participating in trade associations or standards-setting groups, working on acquisitions, divestitures or joint ventures, you should have a detailed familiarity with the policy and with the GE business component’s guidelines relating to antitrust and competitive contacts.

Schedule I	I - 6	RCSI / First Data Confidential

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COMMITMENT TO INTEGRITY

HEALTH, SAFETY AND ENVIRONMENTAL PROTECTION

•	Comply with all applicable environmental, health and safety laws and regulations.

•	Create and maintain a safe working environment.

•	Prevent work-related injuries.

Who Should Be Particularly Aware Of The Policy?

•	All individuals.

PARTICIPATION IN HAZARDOUS BUSINESS

•	Hazardous business is only entered / continued if risks can be controlled and interests of the public and GE are served.

Who Should Be Particularly Aware Of The Policy?

•	Those who have any contact with or knowledge of this type of material or process.

Schedule I	I - 7	RCSI / First Data Confidential

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COMMITMENT TO INTEGRITY

AVOIDING CONFLICTS OF INTEREST

•	Avoid any activities or relationships that could conflict or appear to conflict with your work on your GE assignment.

•	Don’t use GE resources as part of your outside activities.

•	Don’t discredit GE’s name or reputation.

•	If you are an officer or director with a non-GE business and you could influence GE’s dealings with that business, you must bring it to GE’s attention.

•	If a potential conflict of interest involves you, report it in writing to your primary GE contact.

Who Should Be Particularly Aware Of The Policy?

•	All individuals.

FINANCIAL CONTROLS AND RECORDS

•	Follow all GE accounting, reporting and control procedures relating to your GE assignment.

•	Keep and report your time records and other GE records in an accurate, timely, complete and confidential manner.

•	Protect the security of company assets and the confidentiality of company information. Do not release GE records outside the company unless specifically authorized by GE management.

•	Allow company auditors access to records you maintain while on your GE assignment.

Who Should Be Particularly Aware Of The Policy?

•	All individuals.

Schedule I	I - 8	RCSI / First Data Confidential

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COMMITMENT TO INTEGRITY

INSIDER TRADING AND STOCK TIPPING

•	Never buy, sell, or suggest that someone else buy or sell any company’s stock or other securities while you are aware of inside information about that company’s business.

“Inside information” is defined as:

•	Information that is material (i.e., a reasonable investor might consider it important in deciding whether to buy or sell a security).

•	Information that is non-public (i.e., it has not been reported in the media and investors have not had access to it).

Assume that information is “inside information” if it is non-public and it would affect in any way your own consideration of whether to buy or sell the security in question.

Who Should Be Particularly Aware Of The Policy?

•	All individuals.

•	Individuals with early access to market-sensitive information (contract awards or acquisitions, for example).

EQUAL EMPLOYMENT OPPORTUNITY

•	Extend equal treatment to all individuals without regard to race, color, religion, national origin, sex, age, disability, veteran status or other characteristics protected by law.

•	Maintain a work environment free of harassment of any kind, including sexual harassment. Sexual harassment is prohibited under this policy.

Who Should Be Particularly Aware Of The Policy?

•	All individuals.

Schedule I	I - 9	RCSI / First Data Confidential

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COMMITMENT TO INTEGRITY

PROPRIETARY AND CONFIDENTIAL INFORMATION

•	Don’t publish or disclose (except as your GE assignment may require) confidential or proprietary information or data of GE, or of others which GE is obligated to keep confidential.

•	Information, ideas, or inventions made or conceived while on a GE assignment are the property of GE.

•	At the end of your assignment, deliver promptly all items belonging to GE, including materials of a proprietary or confidential nature.

•	If you are unsure of what is considered proprietary or confidential, ask your primary GE contact for clarification.

If you have an individual contract or consulting agreement with GE, you may have further obligations concerning proprietary or confidential information.

Schedule I	I - 10	RCSI / First Data Confidential

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COMMITMENT TO INTEGRITY

HOW TO HANDLE AN INTEGRITY CONCERN

If you suspect that there has been a violation of law or of GE policy, report it promptly:

•	Get the information to define your concern (who, what, when, where).

•	Raise the concern with your primary GE contact, the GE Business Integrity Helpline (see list on Page 12), or the GE Corporate Ombudsperson at 1-800-227-5003.

Note:

•	You may report anonymously. The important thing is not to let a concern be swept under the rug.

•	GE policy forbids retribution against any person for reporting or supplying information about an integrity or compliance concern.

THE ACKNOWLEDGMENT

YOUR PERSONAL COMMITMENT TO INTEGRITY

•	Your signature means that you:

•	received this document on GE policies;

•	understand that compliance is every individual’s responsibility;

•	agree not to misuse proprietary or confidential information; and

•	agree to report concerns to the GE Business Integrity Helpline or the GE Corporate Ombudsperson, or ask questions if you would like further information regarding the policies.

Schedule I	I - 11	RCSI / First Data Confidential

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INTEGRITY HELPLINES

GE Business Integrity Helplines

Business	Toll-Free Number
GE CORPORATE	800 227-5003
GE AIRCRAFT ENGINES	800 443-3632
GE APPLIANCES	800 925-9559
GE CAPITAL	800 882-4322
GE INDUSTRIAL SYSTEMS – PLAINVILLE	800 831-9236
GE INDUSTRIAL SYSTEMS – FT. WAYNE	800 831-9508
GE INFORMATION SERVICES	800 257-8832
GE LIGHTING	800 257-8929
GE MEDICAL SYSTEMS	800 438-8072
GE PLASTICS	800 643-1614
GE POWER SYSTEMS	800 443-1391
GE SUPPLY	800 952-8639
GE TRANSPORTATION SYSTEMS	800 682-5845
NBC	800 622-6221

If you need a direct dial number for a GE Business Integrity Helpline, contact the GE Ombudsperson’s Office at 1-800-227-5003 or (203) 373-2343.

Schedule I	I - 12	RCSI / First Data Confidential

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ACKNOWLEDGMENT FOR GE SERVICE PROVIDERS

I hereby acknowledge that I have received the document entitled: “Commitment to Integrity; Your Responsibilities While On A GE Assignment.” I understand that I am required to comply with the policies described herewith while on assignment at General Electric Company or any affiliate thereof (hereafter “GE”).

Also, in consideration of my assignment at GE, I agree not to use, publish or otherwise disclose to anyone (except as my GE assignment may require), either during or after my assignment at GE, any confidential or proprietary information or data of GE, or any information or data of others which GE is obligated to maintain in confidence. I understand that any information, ideas, or inventions made or conceived by me while on my GE assignment are the property of GE.*

At the end of my assignment I agree to deliver to GE promptly all items which belong to GE, including, without limitation, all written and other materials which are of a confidential or a proprietary nature relating to the business of GE.

I understand that if I am unsure what information is considered proprietary or confidential, or if I am unsure of my obligations under this agreement, I will ask my primary GE contact for clarification.

I agree to report any policy concerns to the GE Business Integrity Helpline or to the GE Corporate Ombudsperson.

I confirm that I have no agreements with or obligations to others in conflict with the above.

Signature	Date

Name	GE Assignment Location (City, State)

Witness	Date

*	If you have an individual contract / consulting agreement with the Company, you may have further obligations. Please refer to your individual Agreement for specific details.

Please remit to your agency or (if none) your primary GE contact.

Schedule I	I - 13	RCSI / First Data Confidential

Final Execution Version

SCHEDULE X

MISCELLANEOUS PROVISIONS

1	INTRODUCTION

The provisions set forth in this Schedule X are miscellaneous provisions that apply under this Agreement. The provisions apply to only the specific portion of the Production Services described unless otherwise indicated in a particular section.

2	LIST OF EXHIBITS

The following Exhibits are attached to this Schedule X:

(a)	Exhibit X-1 (General Provisions)

(b)	Exhibit X-2 (PayPass Plastics Services Provisions)

(c)	Exhibit X-3 (Digital Card Print Services Provisions)

(d)	Exhibit X-4 (Plasticard Expedited Turnaround Provisions)

(e)	Exhibit X-5 (Certified Mail Provisions)

(f)	Exhibit X-6 (Canadian Data Privacy Provisions)

(g)	Exhibit X-7 (Obligation to Minimize Financial Rewards Losses)

Schedule X	X-1	RCSI / First Data Confidential

Final Execution Version

EXHIBIT X-1

GENERAL PROVISIONS

1.1	GENERAL

The following provisions apply to the Production Services generally.

1.2	RCSI ONSITE EMPLOYEE SPECIFIC PROVISION

First Data agrees to the following understanding and agreement whereby a RCSI Operations Manager (“RCSI Onsite Employee”) will be located onsite at the following First Data location: 805 Crown Point Ave.

(a)	The RCSI Onsite Employee shall follow First Data’s work schedule, holiday schedule, work rules and security regulations. In addition, upon First Data’s request at any time during the Term of this Agreement, RCSI shall conduct Background Checks in accordance with Section 5.2(b) of this Agreement on the same basis as for First Data employees.

(b)	Access:

(i)	The RCSI Onsite Employee will be issued a badge that will allow him/her into the Crown Point Facility (administrative area) during normal First Data business hours.

(ii)	If the RCSI Onsite Employee desires access to the Crown Point Facility (administrative area) outside normal First Data business hours, RCSI must obtain written consent from the First Data customer operations service team.

(iii)	The RCSI Onsite Employee may request access, through the First Data customer operations service team, to other First Data facilities if such request is reasonable and specifically relates to RCSI’s production work. The First Data customer operations service team has the sole right to deny access.

(iv)	If the RCSI Onsite Employee is granted access by the First Data customer operations service team to any First Data production area (Crown Point Facility or other), he/she shall be escorted by First Data at all times.

(v)	The RCSI Onsite Employee shall request access to conference rooms (with a conference telephone) through the First Data customer operations service team.

(c)	Office and Equipment:

(i)	First Data will, based on availability, provide the RCSI Onsite Employee with an office. The RCSI Onsite Employee will keep the office door closed when sensitive First Data meetings or visits are taking place.

Exhibit X-1	X-1 - 1	RCSI / First Data Confidential

(ii)	RCSI will provide a PC for the RSCI Onsite Employee. First Data will provide the RSCI Onsite Employee with DSL access or high speed internet access equivalent.

(iii)	First Data will provide the RCSI Onsite Employee with a telephone with local and long distance service. First Data will also provide an additional multi-purpose telephone line for equipment (printer/ scanner/ fax). Such equipment will be provided by RCSI.

(d)	Interaction:

(i)	The First Data customer operations service team shall be the RCSI Onsite Employee’s primary First Data contact.

(ii)	First Data shall provide the RCSI Onsite Employee with First Data email and Sametime access.

(e)	The RCSI Onsite Employee will not have production related conversations with First Data supervisors, operators or associates.

Exhibit X-1	X-1 - 2	RCSI / First Data Confidential

Final Execution Version

EXHIBIT X-2

PAYPASS PLASTICS SERVICES

1.1	GENERAL

The provisions set forth in this Exhibit X-2 apply only to the services set forth in Section 4.3 of Schedule A to this Agreement regarding PayPass Plastics services.

1.2	PAYPASS PLASTICS SERVICES SPECIFIC PROVISIONS

(a)	Indemnification.

For purposes of the PayPass Plastics Services, the Parties hereby agree as follows:

(i)	RCSI and First Data shall each separately obtain from MasterCard the PayPass Specifications and documentation, technical manuals, code and other related materials (collectively, the “PayPass Specifications and Related Materials”). Each Party will work with MasterCard to obtain support and updates and to ensure the PayPass Plastics Services are offered pursuant to the most current version of the PayPass Specifications and Related Materials.

(ii)	Notwithstanding anything in Section 15.2 of this Agreement to the contrary, and subject to the provisions of (ii)(1)(A) and (B), below, RCSI agrees to indemnify and hold harmless First Data and its Affiliates, and their respective officers, directors, employees, agents, successors and assigns from any Losses and threatened Losses, arising from, in connection with or based on allegations of, any claims of infringement of any patent alleged to have occurred because of First Data’s use of the PayPass Specifications and Related Materials and any other designs, instructions or specifications provided in writing by RCSI to First Data relating to the PayPass Plastics Services.

(1)	RCSI shall not be obligated to defend or hold harmless or otherwise be liable under this Section 1.2(a)(ii) to the extent such infringement would not have occurred but for either: (A) First Data’s failure to comply with the PayPass Specifications and Related Materials, or the instructions, designs or other specifications provided by RCSI in connection with First Data’s performance of the PayPass Plastics Services; or (B) First Data’s deviation from systems, processes or components approved by RCSI for performance of the PayPass Plastics Services.

(2)	RCSI shall have no obligations under this Section (ii) unless First Data (A) promptly notifies RCSI at such time as it is apprised of any third-party claim, (B) agrees to give full and complete authority, information and assistance for the defense and disposition of such claim.

Exhibit X-2	X-2 - 1	RCSI / First Data Confidential

Final Execution Version

(3)	If a Loss or threatened Loss under this Section 1.2(a)(ii) occurs, or in RCSI’s reasonable opinion is likely to occur, RCSI, in addition to indemnifying First Data, shall be entitled to but not obligated, at its own expense and at its option, to (A) procure the rights necessary to allow First Data to continue providing the PayPass Plastics Services, or (B) provide reasonable specifications or instructions to replace, modify, or terminate the PayPass Plastics Services such that they become noninfringing.

(iii)	For avoidance of doubt, except as set forth in subsection (iv), below, First Data’s indemnification of RCSI pursuant to Section 15.1 of this Agreement shall in no event be deemed to include any Losses or threatened Losses arising from, in connection with, or based on allegations of, any claims of infringement of any patent, trade secret, copyright or other proprietary rights, alleged to have occurred because of the use of the PayPass Specifications and Related Materials, and any other designs, instructions or specifications provided by RCSI to First Data relating to the PayPass Plastics Services.

(iv)	First Data agrees to indemnify, defend and hold harmless RCSI and its Affiliates and their respective officers, directors, employees, agents, successors and assigns from any Losses and threatened Losses, arising from, in connection with or based on allegations of, any claims of infringement of any patent to the extent such claim arises because of:

(1)	First Data’s failure to comply with the PayPass Specifications and Related Materials, or the instructions, designs or other specifications provided by RCSI in connection with First Data’s performance of the PayPass Plastics Services; or

(2)	First Data’s deviation from systems, processes or components approved by RCSI for performance of the PayPass Plastics Services.

(v)	The indemnification obligations set forth in subsections 4(b)(ii) and (iv), above, shall be considered to be additional obligations of the Parties under Sections 15.1(b) and 15.2(b) of this Agreement, as applicable, and, pursuant to Section 16.2(c)(ii) of this Agreement, the limitations set forth in Section 16.2(b) of this Agreement shall not apply to such indemnification obligations.

Exhibit X-2	X-2 - 2	RCSI / First Data Confidential

Final Execution Version

EXHIBIT X-3

DIGITAL CARD PRINT SERVICES PROVISIONS

1.1	General

The provisions set forth in this Exhibit X-3 apply only to Section 4.6 of Schedule A to this Agreement regarding Digital Card Print Services.

1.2	Digital Card Print Services Specific Provisions

(a)	RCSI understands and agrees that RCSI is solely responsible for, and that First Data assumes no responsibility of any type or kind for, any images or marks submitted to First Data by RCSI, RCSI’s Cardholders, or such third party contracted by RCSI for use in connection with the Digital Card Print Services, including but not limited to (i) reviewing such images and marks for appropriateness of content and (ii) securing and maintaining any required licenses or other usage rights from or with any third parties in any intellectual property incorporated into or related to such images or marks.

(b)	RCSI represents and warrants to First Data that RCSI has obtained all necessary rights for First Data to use, reproduce, distribute and prepare derivative works of the images and marks for purposes of performing the Digital Card Print Services. Furthermore, RCSI shall defend, indemnify and hold First Data harmless against any claim or action against First Data arising from or with respect to any breach of the foregoing representation and warranty, including but not limited to any claim or allegation that First Data’s use, reproduction, distribution or preparation of derivative works of the images and marks in connection with the Digital Card Print Services (i) infringes any third party patent, copyright, trade secret, trademark or trade dress; (ii) violate third party rights of privacy, publicity, defamation, confidentiality or moral rights; or (iii) violate any other third party proprietary right; provided, however, that RCSI’s obligations set forth in this sentence shall not apply to the extent that the claim or allegation is caused by (a) the reproduction by First Data of the digital images or marks in a way which varies from the images or marks submitted by RCSI or a third party contracted by RCSI for this purpose or (b) First Data’s use of the software, systems or other resources necessary to implement the Digital Card Print Services or First Data’s deviation from the detailed business or technical specifications required to implement the Digital Card Print Services.

(c)	For purposes of the Liability Restrictions set forth in Section 16.2 of this Agreement, RCSI’s indemnification for a breach by RCSI of the foregoing representation and warranty shall be deemed to be included under the terms of Section 15.2(b) of this Agreement. Notwithstanding anything in this paragraph to the contrary, RCSI agrees that First Data shall have the right, upon mutual agreement of the Parties, to reject any images or marks submitted by RCSI, RCSI’s Cardholders, or such third party contracted by RCSI in connection with the Digital Card Print Services which First Data reasonably believes to contain any inappropriate or infringing content.

Exhibit X-3	X-3 - 1	RCSI / First Data Confidential

Final Execution Version

(d)	RCSI and First Data hereby agree that, except as otherwise specified in this Exhibit X-3, the Digital Card Print Services set forth in this Agreement shall not affect First Data’s obligation to meet all Service Levels. In the event that the volume of RCSI’s plastics receiving Digital Card Print Services hereunder should, for any day, exceed eight thousand (8,000), then to the extent that a delay in First Data’s ability to meet any affected Service Level results from such excess in the volume of plastics receiving Digital Card Print Services, such delay shall be deemed excused and no remedy (either monetary or otherwise) shall apply with respect to such delay for only those volumes, greater than 8,000 for any day (e.g., if the volume of plastics receiving Digital Card Print Services in a day is 10,000, First Data’s failure to meet any affected Service Level would be deemed excused only as to the additional 2,000 plastics above the first 5,000). In addition, in the event the average daily volume of RCSI’s plastics receiving Digital Card Print Services hereunder for any two consecutive months exceeds eight thousand (8,000), then First Data and RCSI agree to (a) review and discuss, in good faith, a reduction in the fees for billing elements 7642 and 7797 from the price schedule set forth in Schedule C and (b) negotiate, in good faith, a new threshold, higher than the eight thousand (8,000) cards per day set forth above, for purposes of. determining implications of not meeting applicable Service Levels. Any mutually agreed upon change to the items in (a) and (b) of the preceding sentence will be made in writing by the Parties.

Exhibit X-3	X-3 - 2	RCSI / First Data Confidential

Final Execution Version

EXHIBIT X-4

***PLASTICARD EXPEDITED TURNAROUND

1.1	General

The provisions set forth in this Exhibit X-4 apply only to the Billing Element number 7640 for PlastiCard expedited turnaround services as set forth in Exhibit C-4 of Schedule C to this Agreement.

1.2	PlastiCard Expedited Turnaround Specific Provisions

(a)	As of the Effective Date, the PlastiCard expedited service applies only to the *** PLCC and Dual Card portfolios. If RCSI wants other portfolios to receive this service, First Data and RCSI will discuss and agree on terms.

(b)	RCSI may discontinue this billing element and service at its discretion, at any time for any or no reason, with thirty (30) days’ written notice to First Data.

(c)	This PlastiCard expedited service and the related incremental fee do not apply to mass reissues and natural reissues.

(d)	For those *** Transaction Cards and Transaction Card Packages not mailed within one (1) Business Day, First Data will provide an explanation in writing defining why the *** Transaction Card or Transaction Card Package was not produced and mailed in accordance with this Service Level.

(e)	Any volume increase of greater than 125% of the rolling three month average of ***‘s daily volume will require a 75 calendar day written notice from RCSI to First Data. If the notice is not provided, the Service Level Credit regarding timeliness for the volume greater than the 25% overage will be waived. By way of example, if the 90-day rolling average daily volume is 2,000 plastics per day and First Data receives embossing files from RCSl calling for 2,700 plastics on a specific day without the 75 calendar day notice, then the first 2,500 plastics are required to be embossed, inserted into complete card packages and mailed the same day that the embossing files were received by First Data. First Data would provide best efforts to emboss and mail the remaining 200 plastics (the overage), however, no Service Level Credit would apply if those 200 plastics were not embossed and mailed same day.

(f)	The Plastic Processing Timelines are attached to this Exhibit X-4 as Attachment X-4-1.

Exhibit X-4	X-4-1	RCSI / First Data Confidential

***– FDR Plastic Processing Timeline

Exhibit X-4-1

Current process – Replacement Cards (excludes Natural Reissue, MASS & Flips) *

Timeline Example

Plastic Requested Prior to 6:00 PM EST
Plastic non mon triggered FDR receives file by 2 AM on The 30th
Window of opportunity To reduce to meet requirements
Force Emboss 10-29-08
Plastic Trigger Date 10-29-08
Plastic Process Date 10-30-08
Ship Date W/in 3 days

New process – Replacements Cards (excludes Natural Reissue, MASS & Flips) *

Timeline Example

Plastic Requested Prior to 6:00 PM EST
Plastic non mon triggered FDR receives file by 2 AM on The 30th
PCF Tape 016 – Plastic send day 0
Force Emboss 10-29-08
Plastic Trigger Date 10-29-08
Plastic Process Date 10-30-08
Ship Date = 10-30-08

<u>* Notes:</u>

<u>Process Controls:</u>

Exhibit X-4-1

***– FDR Plastic Processing Timeline

Current process – Replacement Cards (excludes Natural Reissue, MASS & Flips) *

Timeline Example

Window of opportunity Plastic Requested Plastic non mon triggered To reduce to meet Prior to FDR receives file by 2 AM on requirements 6:00 PM EST The 30th

Plastic Trigger Date

Force Emboss Plastic Process Ship Date

10-29-08

10-29-08 Date 10-30-08 W/in 3 days

New process – Replacements Cards (excludes Natural Reissue, MASS & Flips) *

Timeline Example

Plastic Requested Plastic non mon triggered PCF Tape 016 –Prior to FDR receives file by 2 AM on Plastic send day 0 6:00 PM EST The 30th

Force Emboss Plastic Trigger Date Plastic Process Ship Date =

10-29-08 10-29-08 Date 10-30-08 10-30-08

* Notes:

- Saturday is a non-processing day. If day 2 is Saturday, it will move to Sunday.

- Output files received on Sunday or Holidays will be mailed the next business day.

- Process 100% of all *** volume under new tape id 016 – PCF Service subject Section CI FC DO.

- Based on transaction type and tape ID (will exclude natural reissue transaction type) will drive to the 0 day processing for plastic.

Process Controls:

- GE Daily Embossing Pact Brio cycle time report and Month End Plastics Performance Report used to measure performance

- Site visits for process review to be scheduled through RCSI Contract Executive

***– FDR Plastic Processing Timeline

Exhibit X-4-1

Current process – New Accounts *
Timeline Example
Application Cut-off Time is 6:00 PM EST
2 Day PCF Process for New Accts
Plastic non mon triggered FDR receives file by 2 AM on The 30th
Window of opportunity To reduce to meet requirements
Open Date 10-27-08
Plastic Trigger Date 10-29-08 (2 Day PCF)
Plastic Process Date 10-30-08
Ship Date W/in 3 days
New process – New Accounts *
Timeline Example
Application Cut-off Time is 6:00 PM EST
2 Day PCF Process for New Accts
Plastic non mon triggered FDR receives file by 2 AM on The 30th
PCF Tape 016 – Plastic send day 0
Open Date 10-27-08
Plastic Trigger Date 10-29-08 (2 Day PCF)
Plastic Process Date 10-30-08
Ship Date = 10-30-08

<u>* Notes:</u>

<u>Process Controls:</u>

Exhibit X-4-1

***– FDR Plastic Processing Timeline

Current process – New Accounts *

Timeline Example

Window of opportunity

Plastic non mon triggered

Application

To reduce to meet

FDR receives file by 2 AM on

Cut-off Time is 2 Day PCF Process requirements

6:00 PM EST

for New Accts The 30th

Plastic Trigger Date

Open Date Plastic Process Ship Date

10-29-08

10-27-08 Date 10-30-08 W/in 3 days

(2 Day PCF)

New process – New Accounts *

Timeline Example

Plastic non mon triggered PCF Tape 016 –Application 2 Day PCF Process FDR receives file by 2 AM on Plastic send day 0 Cut-off Time is for New Accts 6:00 PM EST The 30th

Plastic Trigger Date

Open Date Plastic Process Ship Date =

10-29-08

10-27-08 Date 10-30-08 10-30-08

(2 Day PCF)

* Notes:

- Saturday is a non-processing day. If day 2 is Saturday, it will move to Sunday.

- Output files received on Sunday or Holidays will be mailed the next business day.

- Process 100% of all *** volume under new tape id 016 – PCF Service subject Section CI FC DO.

- Based on transaction type and tape ID (will exclude natural reissue transaction type) will drive to the 0 day processing for plastic.

Process Controls:

- GE Daily Embossing Pact Brio Cycle Time report and Month End Plastics Performance Report used to measure performance

- Site visits for process review to be scheduled through RCSI Contract Executive

Final Execution Version

EXHIBIT X-5

CERTIFIED MAIL PROVISION

Regarding Certified Mail (billing element 7211), the Parties agree that:

1.	To the extent that RCSI generates a minimum of *** certified collection Letters in any given calendar month, the price of billing element 7211 will be reduced from ***/letter to ***/letter. In the event volumes average less than *** per month, calculated during the entire calendar year, a true-up will be completed at the end of the calendar year by assessing a charge for the difference between *** Letters and the volumes actually billed at the rate of ***/letter. For purposes of example, if RCSI produces *** Letters for the calendar year (***/mo), First Data will assess a charge of *** [(*** – ***) x ***] on the next invoice following year-end.

2.	At least *** of the daily certified letter volume will be produced and mailed the same day that the certified letter production file is received by First Data; and

3.	*** of the daily certified letter volume will be produced and mailed within two (2) Business Days of the date the daily certified letter production file is received by First Data.

Exhibit X-5	X-5-1	RCSI / First Data Confidential

Final Execution Version

EXHIBIT X-6

CANADIAN REGULATORY AND DATA PRIVACY TERMS

The following provisions shall apply only to the extent that Production Services are provided to, or for the benefit of, an Affiliate of RCSI that is regulated by Guideline B-10 (“B-10”) of Canada’s Office of the Superintendent of Financial Institutions (“OSFI”) (each such regulated entity, a “Regulated Affiliate”) and in such case, references to RCSI in the Agreement shall be interpreted to include the Regulated Affiliate.

I.	Generally

A.	The Production Services provided to the Regulated Affiliate are provided as of the Execution Date by First Data primarily from the locations set forth in Schedule F to the Agreement.

B.	At any time during the Term, at RCSI’s request, First Data shall provide RCSI with access to any RCSI equipment, furnishings and fixtures, including routers, within First Data’s control, and when such property is no longer required for the performance of the Production Services, at RCSI’s request, First Data shall return such property to RCSI.”

C.	First Data shall promptly give RCSI notice of an event affecting First Data or any permitted Subcontractor which First Data reasonably believes may have a material adverse effect on First Data’s ability to comply with any of its obligations under this Agreement.

D.	For the purposes of this Section I.D, “Material Subcontractor” means a subcontractor that has been *** in accordance with this Agreement, and that: (i) is not a public company filing publicly available financial statements; (ii) is performing a material part of the Production Services; (iii) is performing such Production Services in respect of a Regulated Affiliate; and (iv) is performing Production Services which, should the Material Subcontractor become unable to perform, First Data would not be able to transfer to another Material Subcontractor *** in accordance with this Agreement, or provide itself, on a reasonably prompt basis and otherwise without a material adverse effect on the continuing operations of the Regulated Affiliate. First Data shall use commercially reasonable efforts to cause any Material Subcontractor, within 120 days of the last day of each financial year end of that Material Subcontractor that occurs during the term of this Agreement, to provide RCSI with (or with access to) audited consolidated financial statements consisting of a balance sheet, a statement of income and a statement of cash flows, prepared in accordance with U.S. GAAP (the “Financial Statements”). RCSI’s use of the Financial Statements shall be strictly limited to the fulfillment by it of its obligations pertaining to the annual monitoring of the Material Subcontractor’s financial strength as required by OSFI or any similar requirements by any other governmental or regulatory authority.

E.	The references to “regulators,” in Section 8 of the Agreement shall be deemed to include OSFI.

Exhibit X-6	X-6-1	RCSI / First Data Confidential

Final Execution Version

F.	The following is hereby added to the end of Section 8.2(b) of the Agreement:

“First Data shall permit such auditors, inspectors, regulators (including OSFI) and representatives to access and make copies of any internal audit reports (and associated working papers and recommendations) prepared by or for First Data in respect of the Production Services being performed for RCSI, and to access findings in the external audit of First Data (and associated working papers and recommendations) that address the Production Services being performed for RCSI, all subject to confidentiality documentation being signed that is satisfactory in form and content to First Data, its external auditors, and the receiving party.”

G.	The following is hereby added as Section 8.8 of the Agreement:

“RCSI may provide OSFI with access to records under this Agreement, including those records referred to in Sections 243 and 244 of the Trust and Loan Companies Act (Canada), from facilities of RCSI or RCSI Affiliates in Canada.”

H.	The following is hereby added as Section 18.8 of the Agreement:

“If OSFI takes control or possession of the Regulated Affiliate, First Data shall continue to provide the Production Services under and in accordance with this Agreement so long as RCSI shall continue to meet its obligations to pay under and in accordance with this Agreement.”

I.	At RCSI’s request, First Data, at a reasonable time and in accordance with the disaster recovery plan, shall promptly provide to RCSI access to all records in First Data’s possession or control (or in the possession or control of its subcontractors) relating to this Agreement, including all RCSI Data, RCSI Information and RCSI Customer Information and all other data or records of RCSI or First Data reasonably necessary to allow RCSI to: (i) sustain business operations; or (ii) meet its statutory obligations. In addition, at the request of RCSI or OSFI, First Data shall immediately provide all information required by OSFI in accordance with OSFI’s legislative mandate, if First Data is unable to continue to provide any Service in the manner required pursuant to this Agreement.

II.	Canadian Privacy Law

If Production Services being provided by First Data are subject to Canada’s Personal Information Protection and Electronic Documents Act or other Canadian federal or provincial legislation deemed to be substantially similar (“Canadian Privacy Law”) applies, then this Section II shall apply in addition to and not in limitation of, First Data’s other obligations of confidentiality and non-disclosure under this Agreement. In the event of a conflict between the other provisions of this Agreement and this Section II, the requirements of this Section II will prevail. Where Section 12.7 of the Agreement is referred to in this Section II, obligations with respect to the GLB Act shall be interpreted as obligations in respect of Canadian Privacy Law.

A.	First Data shall collect, use, store, disclose, dispose of and otherwise handle RCSI Customer Information in accordance with all RCSI regulations and policies described in this Section II of this Agreement and other mutually agreed upon information security practices, including those described in Sections 12.7 of this Agreement.

Exhibit X-6	X-6-2	RCSI / First Data Confidential

Final Execution Version

B.	If RCSI is dependent on the performance by First Data of an obligation in order for RCSI to comply with any Canadian Privacy Law, then, at RCSI’s reasonable request, First Data shall perform such obligation in a manner that shall enable RCSI to comply with such Canadian Privacy Law.

C.	Without limiting Section 12, except as required by applicable law, First Data shall not disclose, provide access to, or otherwise make available to any person RCSI Customer Information under the care or control of, or accessible by, First Data, without RCSI’s prior consent, except as permitted by Section 12 of this Agreement. If First Data is required to disclose RCSI Customer Information in connection with any judicial proceeding or government investigation, then First Data shall, to the extent permitted by applicable law, advise RCSI promptly and prior to making such disclosure in order that RCSI may interpose an objection to such disclosure, take action to assure confidential handling of the RCSI Customer Information, or take such other action as it deems appropriate to protect the RCSI Confidential Information. First Data shall also comply with the provisions of Section 12 of this Agreement, where applicable. Thereafter, First Data may disclose RCSI Customer Information but only to the extent required by applicable law and subject to any applicable protective order.

D.	First Data shall collect, use, store, disclose, dispose of and otherwise handle RCSI Customer Information solely for the purpose of performing the Production Services.

E.	First Data shall refer to RCSI all requests for access to RCSI Customer Information and shall respond to any such request only by making reference to such referral. If RCSI is required by any Canadian Privacy Law to provide RCSI Customer Information that is in First Data’s possession or control to an individual, at RCSI’s request, and provided that RCSI has provided First Data with reasonable prior notice, First Data shall provide (or provide a mechanism for RCSI to provide) such RCSI Customer Information and shall meet any reasonable deadlines imposed by RCSI for such provision required to enable RCSI to comply with any deadlines applicable under such Canadian Privacy Law to the provision of such RCSI Customer Information. In addition, at RCSI’s request, First Data shall accept and process updates (including corrections or deletions) to RCSI Customer Information in the ordinary course of providing the Production Services as detailed in this Agreement, including Schedule A (Production Services) hereto, within ten days from the date upon which the request therefor is made by RCSI.

Exhibit X-6	X-6-3	RCSI / First Data Confidential

Final Execution Version

F.	First Data shall store and protect RCSI Customer Information from loss, theft, unauthorized access, copying, modification, use or disclosure during utilization, transmission and storage using technology, physical protection measures, processes and standards of practice that are consistent with industry accepted best practices used or observed by comparable suppliers of similar services for the financial services industry in North America, including those measures, processes or standards set forth in Section 12 of this Agreement. In the event any loss, theft or unauthorized access, copying, modification, use or disclosure occurs, First Data shall promptly notify RCSI of the nature and details of such loss, theft or unauthorized access, copying, modification, use or disclosure, and shall promptly take action and co-operate as set forth in Section 12 of this Agreement.

G.	First Data shall reasonably cooperate and comply with any requests or instructions issued by any privacy or data protection authority, including the Canadian Privacy Commissioner and any other governmental or regulatory authority applicable to RCSI or RCSI Customer Information.

H.	Upon completion of First Data’s required use of RCSI Customer Information, or upon RCSI’s written request, as further described in Section 12.1(b) and 12.5(d)(ii) of this Agreement, First Data shall return or destroy all RCSI Customer Information in accordance with RCSI’s instructions. If RCSI requests the destruction of any RCSI Customer Information, then First Data shall complete the destruction as requested and provide RCSI with written confirmation of the actions taken within a reasonable period of time from receipt of RCSI’s written instructions.

I.	First Data and RCSI shall mutually agree on a designated employee of First Data who shall be responsible for administering and ensuring compliance with all aspects of this Agreement, including compliance by First Data and its subcontractors with Canadian Privacy Law and this Schedule X-6.

J.	The definition of Non-Public Personal Information provided in Section 12.7 of the Agreement is hereby amended to add after the definition of GLB Act” the words “or information deemed to be personal information pursuant to Canadian Privacy Law”.

Exhibit X-6	X-6-4	RCSI / First Data Confidential

Final Execution Version

EXHIBIT X-7

OBLIGATION TO MINIMIZE FINANCIAL REWARDS LOSSES

The Parties will work together on process improvements to reduce and mitigate the risk of damages to RCSI’s program clients and First Data from financial rewards including coupons, gift cards and certificates.

Exhibit X-7	X-7 - 1	RCSI / First Data Confidential

Final Execution Version

SCHEDULE Y

CONCORDANCE

This concordance is provided for the convenience of the Parties and does not form a part of the Agreement.

Defined Term	Defined	Primary Use Location

2 Day SLA	Section 4.6(b)(i)	Schedule B

ABC/Offline Letter	Section 2.1(a)	Schedule B

Account	Section 1.2(a)(i)	Schedule A

Active Collateral	Section 1.2(a)(ii)	Schedule A

Affiliate	Section 2.1(a)	PSA

Aggregate RCSI Savings	Section 9.7(e)(ii)	Schedule C

Agreement	Preamble	PSA

***	Section 1.2(c)	Exhibit C-7

***	Section 1.2(b)	Exhibit C-7

Amount at Risk for Plastics Production Services	Section 2.1(c)	Schedule B

Amount at Risk for Print Production Services	Section 2.1(b)	Schedule B

Ancillary Services	Exhibit C-4	Exhibit C-4

Annual Plan	Section 7.3(a)(ii)(C)	PSA

Asset Purchase Agreement	Section 2.1(c)	PSA

Automatic Rush Embossing	Section 1.2(a)(iii)	Schedule A

B-10	Introduction	Exhibit X-6

Background Checks	Section 5.2(b)	PSA

Schedule Y	Y - 1	RCSI / First Data Confidential

Final Execution Version

Defined Term	Defined	Primary Use Location

Basic Bundled SCS Statement and Letter Services	Section 3.2(e)	Schedule A

Basic Bundled SCS Statement Services	Section 3.2(d)	Schedule A

Basic Production Services for Embossing	Section 1.2(a)(v)	Schedule A

Basic Production Services for Statements and Letters	Section 1.2(a)(vi)	Schedule A

Basic Production Services	Section 1.2(a)(iv)	Schedule A

Best Practices	Section 7.7(a)	PSA

BRC	Section 2.1(d)	Schedule B

Business Day(s)	Section 2.1(e)	Schedule B

Canadian Privacy Law	Section II	Exhibit X-6

Card Carrier	Section 1.2(a)(viii)	Schedule A

Card Cycle Time	Section I(A)(1)	Exhibit B-1

Cardholder	Section 1.2(a)(ix)	Schedule A

Category Amount	Section 3.8(d)	Schedule C

Change	Section 7.5(b)(i)	PSA

Change Control Procedure	Section 2.1(e) and Section 7.5(b)(ii)	PSA

Change Order	Section 2.1(f)	PSA

Check	Section 1.2(a)(x)	Schedule A

Chip Personalization Services	Section 1.2(a)(xi)	Schedule A

Commingle	Section 1.2(a)(xii)	Schedule A

Schedule Y	Y - 2	RCSI / First Data Confidential

Final Execution Version

Defined Term	Defined	Primary Use Location

Confidential Information	Section 12.5(a))	PSA

Consumable Category	Section 9.7(a)	Schedule C

Consumer	Section 2.1(f)	Schedule B

Control	Section 2.1(i)	PSA

Control Chart	Section 2.1(g)	Schedule B

Correspondence Director Services	Section 1.2(a)(xiii)	Schedule A

Coupons	Section 2.1(i)	PSA

CPR	Section 17.2(a)	PSA

CPI-U	Section 7	Schedule C

CPI-U Increase	Section 7	Schedule C

Critical Service Level or CSL	Section 2.1(h)	Schedule B

Critical Service Level Default	Section 2.1(i)	Schedule B

Critical To Quality or CTQ	Section 2.1(j)	Schedule B

Cryptography Services	Section 1.2(a)(xiv)	Schedule A

Customer	Section 7.9(a)	PSA

Custom Forms	Section 9.4	Schedule C

Cycle Schedules	Section 7.5(a)(iv)	PSA

Daily Letters	Section I(A)(2)	Exhibit B-1

Dashboard	Section 2.1(k)	Schedule B

Schedule Y	Y - 3	RCSI / First Data Confidential

Final Execution Version

Defined Term	Defined	Primary Use Location

Day 0	Section I(A)(3)	Exhibit B-1

Day 1	Section I(A)(4)	Exhibit B-1

Day 2	Section I(A)(5)	Exhibit B-1

Day 3	Section I(A)(6)	Exhibit B-1

Day 4	Section I(A)(7)	Exhibit B-1

Day 5	Section I(A)(8)	Exhibit B-1

Default Rate	Section 2.1(k)	PSA

Defect	Section 2.1(l)	Schedule B

Defective	Section 2.1(m)	Schedule B

Defects per Million Opportunities or DPMO	Section 2.1(n)	Schedule B

Digital Card Print Services	Section 4.6(a)	Schedule A

Digital Card	Section 1.2(a)(xv	Schedule A

Discount Category	Section 3.8(b)	Schedule C

Direct Sourcing Election	Section 9.7(c)(ii)	Schedule C

Disputing Party	Section 17.2	PSA

Effective Date	Preamble	PSA

Schedule Y	Y - 4	RCSI / First Data Confidential

Final Execution Version

Defined Term	Defined	Primary Use Location

Electronic Statement	Section 1.2(a)(xvi)	Schedule A

eMessenger Services	Section 1.2(a)(xvii)	Schedule A

Execution Date	Preamble	PSA

External Defect	Section 2.1(o)	Schedule B

Financial Statements	Section I(D)	Exhibit X-6

First Data	Preamble	PSA

First Data Confidential Information	Section 12.5(c)	PSA

First Data Contract Administrator	Section 5.1(a)(ii)	PSA

First Data Current Charge	Section 9.7(c)(i)	Schedule C

First Data Data	Section 2.1(o)	PSA

First Data DecisionQuest Services	Section 1.2(a)(xviii)	Schedule A

First Data Directed	Section 9.7(c)(ii)(3)	Schedule C

First Data Equipment	Section 2.1(p)	PSA

First Data Holidays	Section 2.1(p)	Schedule B

First Data Information	Section 2.1(q)	PSA

First Data Personnel	Section 2.1(r)	PSA

First Data Selected	Section 9.7(c)(ii)(4)	Schedule C

First Data Software	Section 2.1(s)	PSA

First Data System	Section 2.1(t)	PSA

Form Type	Section 1.2(a)(xiv)	Schedule A

Schedule Y	Y - 5	RCSI / First Data Confidential

Final Execution Version

Defined Term	Defined	Primary Use Location

FTE	Section 7.3(a)(1)(C)	PSA

Furnishing Party	Section 12.5(a)	PSA

GE Consumer Finance	Section 2.1(v)	PSA

GECC	Section 2.1(u)	PSA

GECOM/Prox/CARMS Portfolio and GECOM/Prox	Section 2.1(w)	PSA

General and Administrative Costs	Section 1.3(a)	Exhibit C-7

GLB Act	Section 2.1(z)	PSA

Hand Emboss Services	Section 1.2(a)(xx)	Schedule A

Hard Bounce	Section 3.2(i)(ii)(B)	Schedule A

Headroom	Section 16.2(d)	PSA

Holds	Section 2.1(q)	Schedule B

Impacted RCSI Customer Accounts	Section 4.6(b)(iii)(A)(1)	Schedule B

Imputed Cost	Section 9.7(b)	Schedule C

in writing	Section 19.17(c)	PSA

Inactive Collateral	Section 1.2(a)(xxi)	Schedule A

Including, include and includes	Section 2.1(y) and Section 19.17(c)	PSA

Indirect Sourcing	Section 9.7(c)(ii)(1)

Initial Cure Period for 90% or Less Migration	Section II(B)(2)(b)	Exhibit A-2

Schedule Y	Y - 6	RCSI / First Data Confidential

Final Execution Version

Defined Term	Defined	Primary Use Location

Initial Cure Period for More than 90% Migration	Section II (B)(1)(a)	Exhibit A-2

Initial Term	Section 4.1	PSA

IntelliColor Services	Section 1.2(a)(xxii)	Schedule A

Internal Defect	Section 2.1(r)	Schedule B

Inventory Management	Section 3.4(a)(i)	Schedule A

***	Section I(A)(10)	Exhibit B-1

Key First Data Positions	Section 5.1(a)	PSA

Key Management Services	Section 4.3(b)(iii)	Schedule A

Legal Requirements	Section 6.5(b)	PSA

Letter Cycle Time	Section I(A)(9)	Exhibit B-1

Letter	Section 1.2(a)(xxiv)	Schedule A

License Agreement	Section 2.1(bb)	PSA

Losses	Section 2.1(cc)	PSA

Lost Fees and Interest	Section 4.6(b)(ii)(A)(2)	Schedule B

Major Competitor	Section 2.1(dd)	PSA

Major Release	Section 2.1(s)	Schedule B

Majority Owned Affiliate	Section 2.1(ee)	PSA

Manual Rush	Section 1.2(xxv)	Schedule A

Mass Re-Issue	Section 4.2(e)	Schedule A

Schedule Y	Y - 7	RCSI / First Data Confidential

Final Execution Version

Defined Term	Defined	Primary Use Location

may	Section 19.17(c)	PSA

may not	Section 19.17(c)	PSA

Measurement Period	Section 2.1(t)	Schedule B

***	Section 1.2(xxvi)	Schedule A

MICR	Section 1.2(xxvii)	Schedule A

Monthly Performance Report	Section 7.3(a)(ii)(B)	PSA

New Cycle Schedules	Section 7.5(a)(iv)	PSA

New Production Service(s)	Section 3.7(a)	PSA

Non-Public Personal Information	Section 12.7(c)	PSA

Notice of Election	Section 15.5(a)	PSA

Original Agreement	Section 1.1(a)	PSA

Original Effective Date	Section 2.1(ii)	PSA

OSFI	Introduction	Exhibit X-6

Other Correspondence	Section 1.2(xxviii)	Schedule A

Other Non-USPS Mail Vendor Delivery	Section 2.1(u)	Schedule B

Outage Cure Period	Section 6.8(b)	Schedule A

Outage	Section 6.8(b)(ii)(A)	Schedule A

P.O. Returns	Section 1.2(xxxv)	Schedule A

PayPass Chip	Section 1.2(xli)	Schedule A

Schedule Y	Y - 8	RCSI / First Data Confidential

Final Execution Version

Defined Term	Defined	Primary Use Location

Paper Statement	Section 1.2(xxix)	Schedule A

Party and Parties	Section 2.1(jj)	PSA

Pass-Through Expenses	Section 2.1(kk)	PSA

PayPass Plastics Services	Section 1.2(xxx)	Schedule A

PayPass Specifications and Related Materials	Section 1.2(xxxi)	Schedule A

PEP	Section 1.2(xxxii)	Schedule A

Percentage Discount(s)	Section 6.3	Schedule C

Permitted Shared Resources	Section 1.2(a)	Exhibit C-7

Photocard Services	Section 1.2(xxxiii)	Schedule A

Pilot Program	Section 3.7(d)	PSA

Plasticard Purging	Section 1.2(xxxiv)	Schedule A

Plastics Production Services	Section 2.1(w)	Schedule B

Plastics Service Level(s)	Section 2.1(v)	Schedule B

Pool Percentage Available for Allocation for Plastics Production Services	Section 2.1(y)	Schedule B

Pool Percentage Available for Allocation for Print Production Services	Section 2.1(x)	Schedule B

Pre-bill	Section 2(a)	Exhibit A-1

Print Production Services	Section 2.1(z)	Schedule B

Print Service Level(s)	Section 2.1(aa)	Schedule B

Printing Ratio	Section 2.2(b)	Schedule C

Schedule Y	Y - 9	RCSI / First Data Confidential

Final Execution Version

Defined Term	Defined	Primary Use Location

Priority Daily Letters	Section I(A)(11)	Exhibit B-1

Problem Management	Section 6.7(a)	Schedule A

Problem Management Services	Section 6.7(a)	Schedule A

Procedures Manual	Section 2.1(ll)	PSA

Proceeding(s)	Section 10.4(g)	PSA

Process Management Status Call	Section 3.4(a)	Schedule B

Process Management Status Email	Section 3.4(b)	Schedule B

Product Category	Section 2.1(bb)	Schedule B

Product Composition for Statements and Letters	Section 8.1	Schedule C

Production Day	Section 2.1(cc)	Schedule B

Production Services	Section 3.1	PSA

Production Year	Section 4.1	PSA

Production Year 1	Section 4.1	PSA

***	Section 4.1	Schedule C

***	Section 4.3(a)	Schedule C

***	Section 4.1	Schedule C

Purchase Specifications	Section 9.7(c)(i)	Schedule C

Qualifying Percentage	Section 3.8(b)	Schedule C

Quarterly Plan	Section 7.3(a)(ii)(C)	PSA

Schedule Y	Y - 10	RCSI / First Data Confidential

Final Execution Version

Defined Term	Defined	Primary Use Location

RCSI	Preamble	PSA

RCF Portfolio	Section 1.2(xxxvi)	Schedule A

RCSI Acquires	Section 9.7(c)(ii)(2)	Schedule C

RCSI Chip Personalization Parameters	Section 1.2(xxxvii)	Schedule A

RCSI Confidential Information	Section 12.5(b)	PSA

RCSI Customer Contracts	Section 2.1(qq)	PSA

RCSI Customer Information	Section 12.7	PSA

RCSI Customers	Section 2.1(rr)	PSA

RCSI Data	Section 2.1(ss)	PSA

RCSI Discount Volume	Section 3.8(c)	Schedule C

RCSI Information	Section 2.1(tt)	PSA

RCSI Initiated System Enhancements	Section 3.8(b)	PSA

RCSI Onsite Employee	Section 1.2	Exhibit X-1

RCSI Operating Expense Productivity Offset	Section 4.3(a)	Schedule C

RCSI Relationship Executive	Section 9.1(a)	PSA

RCSI Requirements for Human Rights	Section 6.7	PSA

RCSI Rules	Section 1.2(xxxviii)	Schedule A

RCSI System	Section 1.2(xxxix)	Schedule A

Receiving Party	Section 12.5(a)	PSA

Schedule Y	Y - 11	RCSI / First Data Confidential

Final Execution Version

Defined Term	Defined	Primary Use Location

Recovery Letter	Section I(A)(12)	Exhibit B-1

Regulated Affiliate	Introduction	Exhibit X-6

Release into the USPS Mailstream	Section 2.1(dd)	Schedule B

Renewal Term	Section 4.2	PSA

Replacement Statement	Section 1.2(xlii)	Schedule A

Reprint	Section 1.2(xliii)	Schedule A

Rerun	Section 1.2(xliv)	Schedule A

Response Required Deadline Determined (R2D2) Letters	Section I(A)(13)	Exhibit B-1

RFID Card	Section 1.2(xli)	Schedule A

RFID	Section 1.2(xl)	Schedule A

Root Cause Analysis	Section 4.4(a)	Schedule B

Same-Day Plastics	Section 1.2(xlv)	Schedule A

SCS Services	Section 1.2(xlvi)	Schedule A

Service Level Credit	Section 4.4(b)	Schedule B

Service Level Default	Section 2.1(gg)	Schedule B

Service Level Plan	Section 4.4(a)	Schedule B

Service Levels	Section 2.1(ee)	Schedule B

Service Recipient	Section 3.3	PSA

Schedule Y	Y - 12	RCSI / First Data Confidential

Final Execution Version

Defined Term	Defined	Primary Use Location

Service Review Call	Section 7.3(b)(viii)	PSA

Set-up	Section 1.2(xlvii)	Schedule A

SF Portfolio	Section 1.2(xlviii)	Schedule A

Six Sigma	Section 2.1(xx)	PSA

Soft Bounce	Section 3.2(i)(ii)(A)	Schedule A

Special Letters	Section I(A)(14)	Exhibit B-1

Special Service Level Credit	Section 2.1(ii)	Schedule B

Special Service Level Default	Section 2.1(jj)	Schedule B

Special Service Level	Section 2.1(hh)	Schedule B

Statement Cycle Time	Section I(A)(15)	Exhibit B-1

Statement Package	Section 1.2(xlix)	Schedule A

Statement Production	Section 1.2(l)	Schedule A

Statements	Section 1.2(li)	Schedule A

Steering Committee	Section 7.2	PSA

Strategic Account Meeting	Section 7.3(b)(vii)	PSA

***	Section 2.1(kk)	Schedule B

Subcontracting	Section 7.6	PSA

Subcontractor	Section 7.6	PSA

Schedule Y	Y - 13	RCSI / First Data Confidential

Final Execution Version

Defined Term	Defined	Primary Use Location

Successor	Section 18.6(a)	PSA

Support Services	Section 1.2(lii)	Schedule A

System Enhancement	Section 2.1(zz)	PSA

Tap Test	Section 1.2(liii)	Schedule A

Technology	Section II(A)(1)	Exhibit A-2

Term	Section 4.1	PSA

Terminated Services	Section 18.6(a)	PSA

Termination for Cause	Section 10.1	Schedule C

Termination for Convenience	Section 10.2	Schedule C

Termination/Expiration Assistance Plan	Section 18.6(b)(i)	PSA

Termination/Expiration Assistance	Section 18.6(a)	PSA

the Dispute Notice	Section 17.2(a)	PSA

Tier 1 Postage Rate	Section 3.3(a)(i)	Schedule C

Tier 2 Postage Rate	Section 3.3(a)(ii)	Schedule C

Tracking Service Level	Section 2.1(ll)	Schedule B

Transaction Card	Section 1.2(liv)	Schedule A

Transaction Card Package	Section 1.2(lv)	Schedule A

Schedule Y	Y - 14	RCSI / First Data Confidential

Final Execution Version

Defined Term	Defined	Primary Use Location

Transaction Card Production	Section 1.2(lvi)	Schedule A

Trigger Event	Section 4.6(b)(i)(A)(2)	Schedule B

TSA Services	Section 2.1(ccc)	PSA

TSA	Section 1.1(b)	PSA

Unit Cost Increase	Section 7	Schedule C

Unit	Section 2.1(mm)	Schedule B

USPS	Section 2.1(nn)	Schedule B

Virus	Section 2.1(ddd)	PSA

Volume Discount Level(s)	Section 6.3	Schedule C

Weighting Factor for Plastics Production Services	Section 2.1(oo)	Schedule B

Weighting Factor for Print Production Services	Section 2.1(pp)	Schedule B

will	Section 19.17(c)	PSA

WMS and Warehouse Management System	Section 1.2(lvii)	Schedule A

Working Day	Section 2.1(rr)	Schedule B

written	Section 19.17(c)	PSA

Wrong Material	Section 2.1(qq)	Schedule B

Wrong Materials SLA	Section 4.6(c)(i)	Schedule B

Schedule Y	Y - 15	RCSI / First Data Confidential

1st AMENDMENT TO FIRST AMENDED AND RESTATED PRODUCTION SERVICES AGREEMENT

This 1st Amendment (this “Amendment”) to the First Amended and Restated Production Services Agreement dated as of December 1, 2009, as amended (the “Agreement”) is made and entered into this 1 day of December, 2009 by and between Retailer Credit Services, Inc. (“Customer’’) and First Data Resources, LLC (“FDR”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Customer and FDR agree as follows:

1. All terms set forth in this Amendment are effective as of December 1, 2009.

2. Exhibit “B-4” of the Agreement is hereby amended by the replacement of Exhibit B-4, Customer Billing Groupings, with the following:

EXHIBIT B-4

CUSTOMER BILLING GROUPINGS

RCSI Customer / Product Category Listing - For PSA Penalty Calculations - ***

RCSI Customer	Client ID / System ID	Product Category	Portfolio Description	Billing PSA Party #

***	5006 / 3941 5006 / 9369	Consumer Consumer	Visa Dual Card US PLCC	24021 23223

***	5302 / 9079 Multi systems	Consumer	Sales Finance - Multi Portfolios	20811

***	5404 / 6210 5404 / 9112 5404 / 9273	Consumer Consumer BRC	Discover Dual Card US PLCC US BRC and Community	22481 20297 22341

***	5433 / 1246 5433 / 9119 5433 / 9344	Consumer Consumer Consumer	MC Dual Card US PLCC Puerto Rico PLCC	22502 20704 23098

***	5484 / 9140	Consumer	US PLCC	20898

***	5484 / 9221	Consumer	US PLCC	20975

***	5484 / 9222 8640 / 1320	Consumer Consumer	US PLCC Dual Card	21358 22446

***	5484 / 9249 5956 / 7591	Consumer GECOM/PROX	US PLCC Commercial	22016 24019

***	5484 / 9254 5957 / 7595	Consumer GECOMIPROX	US PLCC Commercial	21970 24824

***	5484 / 9255	Consumer	US PLCC	21972

***	5484 / 9263 8640 / 1192	Consumer Consumer	US PLCC Dual Card	22390 22498

***	5484 / 9266	Consumer	US PLCC	22369

***	5484 / 9267	Consumer	US PLCC	22515

***	5484 / 9270	Consumer	US PLCC and BRC mixed	22581

***	5484 / 9275 8640 / 5160	Consumer Consumer	US PLCC Dual Card	22336 24051

***	5484 / 9218 8640 / 1310	Consumer Consumer	US PLCC Dual Card	22313 21869

***	5484 / 9279	Consumer	US PLCC	22326

***	5484 / 9285	Consumer	US PLCC	22334

***	5484 / 9286	Consumer	US PLCC	22317

***	5484 / 9339	Consumer	US PLCC	22504

***	5484 / 9341 8640 / 1313	Consumer Consumer	US PLCC Dual Card	22493 23314

***	5484 / 9342 7828 / 7692	Consumer GECOMIPROX	US PLCC Commercial	22495 24061

***	5484 / 9343 8640 / 1199	Consumer Consumer	US PLCC Dual Card	22501 22500

***	5651 / 6330 5651 / 9336 5651 / 1182	Consumer Consumer Consumer	AMEX Dual Card US PLCC Platinum	23145 22519 22519

***	6128 / 9356	Consumer	US PLCC	23067

***	6128 / 9357	Consumer	US PLCC	23639

GE Money	6496 / 1298 6496 / 1411 6496 / 1431 6496 / 3935 6496 / 9252	Consumer Consumer Consumer Consumer Consumer	Dual Card - Multi Portfolios Elfun Pacific Capital Hancock Bank F1ex	23189 22463 23189 23189 21994

2

***	6544 / 3179 6544 / 9143	Consumer Consumer	Dual Card USPLCC	23516 21949

***	6544 / 3179 6544 / 9143	Consumer Consumer	Dual Card US PLCC	23516 21949

***	6544 / 3179 6544 / 9143	Consumer Consumer	Dual Card US PLCC	23516 21949

***	6709 / 6212 6709 / 9277 6709 / 6213 6709 / 9280 5966 / 7601	Consumer Consumer BRC BRC GECOMIPROX	Discover Dual Card US PLCC Discover Dual Card US PLCC Commercial	22542 22345 23446 22343 22525

***	7009 / 4543 7009 / 9294 7009 / 9286 5879 / 7950	Consumer Consumer BRC GECOMIPROX	Dual Card US PLCC US PLCC Commercial	23623 22366 22366 24822

***	8640 / 1190	Consumer	Dual Card	22487

***	8640 / 1312	Consumer	Dual Card	23581

***	5958 / 7597	GECOM / PROX	Commercial	22546

Inactive 7001 / 9612	***	Consumer	US PLCC	22473

3

Inactive 7001 / 9332	***	Consumer	US PLCC	22473

Inactive 7001 / 9147 7001 / 9142 7001 / 9616 7001 / 9144 7001 / 9141	***	Consumer	US PLCC	22473

3. As hereby amended and supplemented, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to First Amended and Restated Production Services Agreement the day and year first above written.

FIRST DATA RESOURCES, LLC		RETAILER CREDIT SERVICES, INC.
By:	/s/ Karol Svoboda	By:	/s/ Carol Juel

Title:	Client Services	Title:	VP IT Services-Security 12/21/10
Vice President 10/18/2010

4

AMENDMENT NUMBER 2 TO

FIRST AMENDED AND RESTATED

PRODUCTION SERVICES AGREEMENT

This Amendment Number 2 (this “Amendment”) to the First Amended and Restated Production Services Agreement, dated as of December 1, 2009 (the “FAAR PSA”) is made and entered into this 12th day of October, 2010 (the “Amendment      Execution Date”), and, except as otherwise specified in this Amendment, effective as of March 1, 2010 (the “Amendment      Effective Date”) by and between RETAILER CREDIT SERVICES, INC. (“RCSI”) and FIRST DATA RESOURCES, LLC (“First Data”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Parties, RCSI and First Data agree as follows:

1. Additional Postage Related Services. Section 6.5 of Schedule A (Services) to the FAAR PSA is hereby amended by adding the following subsections (h), (i) and (j):

(h) Subject to the conditions set forth in Section 6.5(i) below, commencing on May 5, 2010, First Data may perform co-mingling across virtual form types (hereinafter referred to as “Virtual Sorting”) at the client number level for RCSI’s Sales Finance Portfolio. Also commencing on May 5, 2010, First Data may, for any RCSI portfolios, optimize postage by sorting at or within the virtual form level through the use of MailStream Plus, or alternative software that performs the same functionality, provided that such alternative software has no material negative impact to existing RCSI processes, performance, expenses and efficiency.

(i) Notwithstanding Section 6.5(h) above, First Data will not, for any RCSI portfolio, perform Virtual Sorting during the Friday cycle following a major First Data System release, nor will First Data perform Virtual Sorting during the Wednesday cycle following a minor First Data System release. In addition, First Data agrees to not perform Virtual Sorting for any RCSI portfolio during the first cycle following a scheduled First Data statement code release. Further, First Data will provide reasonable advance notification to RCSI of any instance in which statement code for a specific RCSI portfolio or portfolios is being modified or implemented as a result of a request by RCSI in connection with an IR or exception request, and RCSI may, at its discretion by giving reasonable advance notice to First Data, elect not to have First Data perform Virtual Sorting with respect to such portfolio or portfolios. In order to invoke such an election, RCSI must notify First Data in writing prior to 12:00 noon Central Time for the particular night’s cycle; provided, that for a Sunday night cycle, such request must be received prior to 12:00 noon Central Time the Friday before the particular cycle.

The process set forth in this Section 6.5(i) will be reviewed not later than six (6) months following First Data’s installation of the Divert Management Process described in Section 6.50) below, and every six (6)

months thereafter until RCSI, in its sole discretion, decides such process is no longer necessary. No changes to the terms set forth in the FAAR PSA (as amended herein) will be made based upon any such review without the mutual written agreement of RCSI and First Data.

(j) Upon the implementation by First Data of the Divert Management Process functionality, First Data may use Virtual Sorting for all RCSI portfolios serviced by First Data under the FAAR PSA RCSI, in its sole discretion, either remotely or on- site at the applicable First Data facility, will have the right to view a test or multiple tests of the Divert Management Process functionality and approve that the functionality works as described in the definition of the Divert Management Process prior to such roll out process. For purposes of this Section 6.5(j), the “Divert Management Process” means the ability to divert selected accounts that share the same virtual form type, within client numbers and across client numbers, from the print job prior to or during the inserting process, preventing the selected accounts that share the same virtual form type from entering the mail stream while allowing all non-selected accounts to process and mail normally.

2. Changes to Postage Charges. The following changes are made to Schedule C (Charges) to the FAAR PSA:

(a)	Section 3.3(a)(i) is hereby deleted and replaced with the following:

“(i) ***, (A) for the period commencing on March 1, 2010 and ending on March 31, 2010, *** based upon First Data’s average daily mail volumes during such month (i.e., the total number of RCSI and non-RCSI mail pieces produced by or on behalf of First Data in the United States divided by the number of mailing days)(hereinafter referred to as ‘First Data’s Average Daily Mail Volume”), (B) for the period commencing on April 1, 2010 and ending on August 31, 2010, *** based upon First Data’s Average Daily Mail Volume during such month, ***, and (C) commencing on September 1, 2010 and thereafter, *** based upon First Data’s Average Daily Mail Volume:

First Data’s Average Daily
Mail Volume During the Month	***
***	***
***	***
***	***
***	***

As reflected in Sections 3.3(a)(ii) and 3.5 of Schedule C to the FAAR PSA, a First Data’s Average Daily Mail Volume during the month of ***, assuming RCSI’s average daily mail volumes (i.e. - the total number of mail pieces divided by the number of mailing days) during such month are at least *** pieces of mail.

Each of the fees in this Section 3.3(a)(i) are subject to Postage Rate Adjustment; and”

(b)	Section 3.5(c) is hereby deleted and replaced with the following:

“First Data’s Average Daily Mail Volume during such month is at least *** pieces of mail.”

3. Remaining Terms. As hereby amended and supplemented, the FAAR PSA shall remain in full force and effect. In the event of any conflict between the terms and conditions of this Amendment and the terms and conditions of the FAAR PSA, the terms and conditions of this Amendment shall prevail.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment to the First Amended and Restated Production Services Agreement the day and year first above written.

FIRST DATA RESOURCES, LLC		RETAILER CREDIT SERVICES, INC.

By:	/s/ Karol Svoboda	By:	/s/ Carol Juel

Title:	Vice President 10/15/2010	Title:	VP IT Services-Security 12/21/10

AMENDMENT NUMBER FOUR TO FIRST AMENDED AND RESTATED

PRODUCTION SERVICES AGREEMENT

This Amendment Number Four (this “Amendment”) to the First Amended and Restated Production Services Agreement dated as of December 1, 2009 (the “FAAR PSA”) is made and entered into this 25th day of June, 2012 by and between Retailer Credit Services, Inc. (“RCSI”) and First Data Resources, LLC (“First Data”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Parties, RCSI and First Data agree as follows:

1.	As of this 15th day of September, 2012 (the “Amendment Effective Date”), Subsections (v) and (vi) of subsection (a) (General) of Section 6.8 (Disaster and Business Recovery) of Schedule A (Services) to the FAAR PSA are hereby amended to state as follows:

“(v) In the event of a disaster event or Outage ***:

(A)	Within the Start-Up Time Period following a disaster declaration, First Data will begin to produce RCSI statements and Adverse Action Letters at an alternate First Data location ***. First Data will use commercially reasonable efforts to begin to produce statements and Adverse Action Letters at an alternate First Data location *** sooner than the Start-Up Period following a disaster declaration. These BCP support services are described in more detail on Exhibit A (attached hereto). ***. “Start-Up Time Period” means *** following a disaster declaration, “Adverse Action Letters” means that list of letters contained on Attachment B hereto, as such list may be modified or supplemented from time to time.

(B)	***

(C)	Depending on the ***, it will take First Data up to the following number of additional days following the beginning of production of RCSI statements *** to begin ***:

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

“Backlog” means (a) the work in process at First Data’s impacted facility at the time of the issue that caused the disaster declaration, (b) any additional work generated between the time of the issue that caused the disaster declaration and the beginning of production of RCSI statements *** and (c) any additional work generated after the beginning of production at the alternate location until the time when First Data is back to *** at the alternate location. RCSI may prioritize the order in which First Data performs RCSI’s work and First Data will work with RCSI to accommodate such prioritization (i.e. First-in-first-out, client considerations, etc.). First Data will advise RCSI of its available capacity at First Data’s alternate facility as it relates to RCSI work and RCSI may prioritize which work its wants performed at such facility based on this information.

(D)	While First Data is acting in accordance with its disaster recovery plan, First Data will ***.

(E)	While First Data is acting in accordance with its disaster recovery plan, First Data will ***. Thereafter, while First Data is acting in accordance with its disaster recovery plan, ***. This commitment regarding plastics is contingent on (a) *** (b) RCSI ensuring periodically refreshed plastics and other applicable materials are available at First Data BCP facilities in accordance with mutually agreed processes. “New Account Plastics” means plastics for new cardholders of RCSI and excludes reissues, replacements and masses.

(F)	The timing commitments described in (A), (B), (C), (D) and (E) above apply notwithstanding *** shall in no way supersede such timing commitments.

(G)	First Data will redirect the necessary print files to the alternate First Data location ***.

(H)	First Data will substitute with generic materials if an adequate supply of custom stock is not immediately available at the alternate site from off-site storage, except that First Data will utilize envelopes with appropriate window placements for cardholder addresses specific to the applicable RCSI client.

(I)	First Data will include regulatory inserts if they are available at the time of the insertion process.

(J)	The commitments in this Section (v) are contingent on the Host System being able to produce print files or receipt of the print file from any other applicable systems (e.g. RCSI’s Genesis system). “Host System” means the system of record on which the applicable card accounts are maintained and which generates the print files.

(K)	*** will be solely responsible for *** of meeting First Data’s BCP requirements under this Section (v) including ***. First Data will use its best efforts to *** allow for the inclusion of the *** processes as part of the comprehensive First Data disaster recovery test scheduled for September 2012. In the event First Data is unable to *** to meet First Data’s BCP requirements under this Section (v), *** the applicable amounts provided for in (i) and (ii) above within ninety (90) days after *** receipt of formal request for said reimbursement by ***. In addition to the foregoing costs and expenses, *** will bear the costs of providing the *** to allow for the provision of the services covered by this Amendment.

(L)	First Data will keep RCSI informed of conditions that may necessitate a disaster declaration and will promptly consult with RCSI on when a disaster may be declared. The ultimate decision on when to declare a disaster will remain with First Data. First Data’s decision about whether to declare a disaster will be made as quickly as possible after an event that may necessitate a disaster declaration, but in no event longer than *** hours after such event. First Data will use the following criteria, among others, in making the disaster declaration decision: (1) whether the issue will prevent First Data from performing the applicable Production Services, and (2) whether First Data can reasonably expect to remedy the issue more quickly at the primary site or whether production could be ramped up more quickly at the alternate site.

(vi) Reserved.”

2.	As of the Amendment Effective Date, Section 5.1 of Schedule C (Pricing) to the FAAR PSA is hereby amended to state as follows:

“5.1. RCSI agrees to purchase minimum Production Services from First Data during the Term as Follows:

(a)	During Production Years 3 and 4, *** for the Production Services applicable to those RCSI client portfolios included as part of General Electric Capital Corporation’s *** business unit as of the Amendment Effective Date.

(b)	During Production Year 5, *** of the volume of Production Services purchased from First Data in the prior Production Year (measured by charges, normalized for ***.

(c)	Thereafter, there shall be *** minimum commitment.

3.	As of the Amendment Effective Date, *** (Pricing) is hereby amended by the addition of the following new subsections at the end of the current text:

(d) ***;

[The following page was omitted pursuant to the confidential treatment request.]

4.	Unless otherwise specified in this Amendment, any capitalized term used in this Amendment shall have the meaning set forth in the FAAR PSA.

5.	Except as otherwise specified in this Amendment, the terms and conditions of the FAAR PSA shall remain in full force and effect. In the event of any conflict between the terms and conditions of this Amendment and the terms and conditions of the FAAR PSA, the terms and conditions of this Amendment shall prevail.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment to the FAAR PSA the day and year first above written.

FIRST DATA RESOURCES, LLC		RETAILER CREDIT SERVICES, INC

By:	/s/ W. Gay Rich	By:	/s/ Margaret M. Keane
Title:	Senior Vice President	Title:	Attorney In Fact

Attachment A

Section 1: BCP Volume Characteristics and Printing Specifics

•	The *** is able to support up to *** RCSI statements (or *** pages) per month.

•	RCSI statements, or letters *** will be handled by First Data at an alternate First Data print location in accordance with Section 6.8(v) (A), (B) and (C) of Schedule A, ***.

•	On an annual basis, First Data and RCSI will meet to review prior year’s volumes, on-going volume estimates and necessary changes to BCP *** requirements. RCSI will provide First Data with the estimated future volumes. First Data will determine and communicate to RCSI what it considers to be the appropriate plan to support the *** in its good faith judgment, and thereafter will implement such plan. First Data will handle the expected RCSI volumes at *** an alternate First Data location.

•	Includes Special Handling. “Special Handling” means statements greater than 4 pages or statements that require a special distribution (e.g. bulk packaging, Fed Ex, foreign mail).

•	Does not include plastics other than New Account Plastics or inactive statements.

•	Paper stock will be white in

•	Monochrome (Toner- non color)

•	Duplex

•	300 • 600 DPI

•	Selective inserting

•	1 return envelope

•	5 selective mandatory only inserts

•	Statements or letters printed *** will be processed through ***.

•	Following the beginning of production at the *** facility, *** will facilitate pickup of mail by the USPS *** days per week, except *** will not have *** pickup until *** days following a disaster declaration.

Section II: Other Terms and Provisions

•	Inventory delivery and schedules will be worked out between ***.

•	Materials used will be *** forms and *** envelopes, and such envelopes will contain the appropriate window placements for cardholder addresses specific to the applicable RCSI client.

•	First Data will have *** and use of *** for the *** described in Section I.

•	On an annual basis, *** will provide *** with a SSAE No. 16, SOC 2, Type II audit prepared by a third party auditor.

•	During the period in which the ***, RCSI will have the right to perform quarterly operational audits and one additional annual audit of the *** in accordance with Section 8.1 of the FAAR PSA (none of which will not count toward the 2 audits described in Section 8.1(b) of the FAAR PSA). RCSI may participate in quarterly on-site testing at the *** location.

•	The *** processes and preparedness will be included as part of the annual First Data disaster recovery test to ensure the soundness of First Data’s comprehensive disaster recovery plan.

•	RCSI will pay First Data for postage at the rates described in Section 3 of Schedule C to this Agreement for all items mailed ***. RCSI will receive the IMB discount as required by the FAAR PSA for volume mailed ***. Section 13.2 (b) of Schedule C will not apply to volume mailed ***.

•	***.

Attachment B

LISTING OF ADVERSE ACTION LETTERS AS DEFINED BY GE – UPDATE 5/31/12

Letter ID/PROC	***	***	***	Multi- Client Private Label	***	Multi- Client Private Label	***	***	***	***	***	Multi- Client Dual Card	Payment Solutions	Off-Line
7333	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes		Yes	Yes
7340	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes		Yes	Yes
1C20													Yes
1C21	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes		Yes	Yes
1C22	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes		Yes	Yes
1C24													Yes
1C28													Yes
1N06	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes		Yes	Yes
1W11	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes		Yes	Yes
Yes
8D08	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes		Yes	Yes
8D3A	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes		Yes	Yes
8D4A	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes		Yes	Yes
AA01	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes		Yes	Yes
AA02	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes		Yes	Yes
AA03	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes		Yes	Yes
AA04	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes		Yes	Yes
AA05	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes		Yes	Yes
AA06	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes		Yes	Yes
AA07	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes		Yes	Yes
AA08	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes		Yes	Yes
AA09	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes		Yes	Yes
AA10	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes		Yes	Yes
AA11	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes		Yes	Yes
AA12	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes		Yes	Yes

AA13	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA13												Yes
AA14	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA15	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA16	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA17	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA18	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA20	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA21	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA23	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA24	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA25	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA26	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA29	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA29												Yes
AA30	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA30												Yes
AA31	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA32	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA33	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA34	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA35	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA36	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA37	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA38	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA39	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA40												Yes
AA40	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA41	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA42	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA43	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

AA44	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA45	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA46	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA47	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA48	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA60	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA61	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA63	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA64	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA65	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA66	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA68	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA69	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA70	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA71	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA72	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA73	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA74	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA75	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA76	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA77	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA78	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA79	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA80	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA81	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA82	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA83	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA84	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA85	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA87	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA89	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

AA90	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA91	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA92	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA93	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA94	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA95	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA96	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA97	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA98	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AA99	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB01	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB02	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB03	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB04	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB05	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB06	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB07	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB08	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB09	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB10	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB15	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB20	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB21	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB30	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB32	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB33	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB34	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB35	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB36	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB37	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB50	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

AB55	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB56	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB60	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB61	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB62	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB63	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB64	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB65	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB66	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB70	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB71	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB72	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB73	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB74	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB75	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB76	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB77	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB78	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB79	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB80	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB81	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB82	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB83	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB84	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB85	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB86	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB87	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AB88	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC01	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC02	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC03	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

AC04	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC05	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC06	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC07	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC09	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC10	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC11	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC12	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC13	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC14	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC15	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC16	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC17	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC18	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC19	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC20	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC21	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC22	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC23	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC24	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC25	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC26	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC27	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC28	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC29	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC30	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC31	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC32	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC33	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC35	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC36	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

AC37	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC40	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC41	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC42	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC44	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC45	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC46	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC47	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC50	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC51												Yes
AC52												Yes
AC53												Yes
AC54	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC55	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC56	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC57	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC58	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC59	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC60	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC61	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC62	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC63	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC64	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC65	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC66	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC67	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC69	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC70	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC71	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC72	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC73	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

AC74	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC75	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC77	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC78	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC79	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC80	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC81	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC82	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC83	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC84	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC85	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC86	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC87	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC88	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC89	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC90	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC91	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC97	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC98	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AC99	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD01	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD02	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD03	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD04	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD05	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD06	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD07	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD08	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD09	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD10	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD11	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

AD12	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD13	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD14	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD15	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD16	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD17	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD18	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD19	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD1A	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD20	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD21	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD22	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD23	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD24	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD25	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD26	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD27	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD28	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD29	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD2A	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD30	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD31	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD32	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD33	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD34	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD35	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD36	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD37	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD38	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD39	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD3A	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

AD40	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD41	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD42	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD43	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD44	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD45	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD46	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD47	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD48	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD49	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD4A	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD50	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD51	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD52	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD53	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD54	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD55	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD56	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD57	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD58	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD59	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD60	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD61	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD62	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD63	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD64	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD65	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD66	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD67	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD68	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD69	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

AD70	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD71	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD72	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD73	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD74	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD75	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD76	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD77	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD78	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD79	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD80	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD81	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD82	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD83	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD84	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD85	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD86	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD87	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD88	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD89	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD90	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD91	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD92	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD93	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD94	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD95	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD96	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD97	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD98	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AD99	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AE01	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

AE02	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AF01	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AF02	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AF03	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AF04	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AG01	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AG02	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AG60	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AG61	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AG70	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AG71	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AG90	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AH01	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AL01	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AL02	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AL03	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AL04	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AL05	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AL06	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AL07	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AL08	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AL09	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM01	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM02	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM03	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM04	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM05	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM06	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM10	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM11	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM12	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

AM13	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM14	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM15	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM19	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM20	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM21	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM22	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM23	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM24	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM25	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM26	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM27	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM28	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM29	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM30	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM31	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM32	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM33	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM34	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM35	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM36	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM37	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM38	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM39	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM40	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM41	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM42	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM43	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM44	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM45	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM46	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

AM47	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM48	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM49	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM50	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM51	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM52	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM53	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM54	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM60	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM61	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM62	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM63	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM64	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM65	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM69	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM70	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM71	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM73	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM74	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM75	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM76	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM77	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM82	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM83	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM84	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM85	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM87	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM88	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM89	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM90	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM91	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

AM92	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM93	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM94	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM95	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM96	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM97	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM98	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AM99	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AO01	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AO10	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AO11	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AO12	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AO13	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AP05	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AP06	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AP08	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AP09	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AP12	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AP13	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AP14	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AP15	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AP16	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AP17	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AP22	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AP23	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AP24	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AP25	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AP26	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AP27	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AP28	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AP29	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

AP30	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AP59	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AP60	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AP94	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AP95	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AP97	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AP98	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AP99	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AR01	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AR03	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AR04	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AR05	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AR06	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AR07	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AR08	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AR09	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AR10	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AR12	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AR13	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AR14	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AR15	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AR16	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AR17	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AR18	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AR19	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AR20	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AR21	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AR22	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AR23	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AR24	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AR25	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

AR26	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AR27	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AR28	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AX03	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AX04	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AX05	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AX06	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AX07	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AX08	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AX09	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AX10	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AZ98	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
AZ99	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
CCOF												Yes
FD45	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
FD46	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
R002												Yes
R003												Yes
R004												Yes
R005												Yes
R006												Yes
R007												Yes
R014												Yes
R015												Yes
R030												Yes
S101	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S102	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S103	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S104	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S105	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S106	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

S107	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S108	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S109	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S110	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S111	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S112	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S113	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S114	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S115	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S116	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S117	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S120	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S121	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S123	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S124	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S126	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S129	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S129												Yes
S130	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S131	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S133	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S134	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S135	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S136	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S138	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S139	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S140	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S142	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S145	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S148	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S160	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

S161	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S163	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S164	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S168	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S170	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S171	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S172	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S173	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S174	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S175	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S176	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S177	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S178	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S179	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S180	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S181	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S182	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S183	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S184	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S185	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S187	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S188	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S189	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S190	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S191	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S192	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S193	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S194	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S195	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S197	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S198	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

S199	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S200	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S201	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S202	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S203	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S204	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S205	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S206	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S207	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S208	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S210	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S220	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S221	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S232	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S233	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S234	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S235	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S236	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S237	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S250	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S255	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S256	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S260	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S261	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S262	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S263	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S264	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S265	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S266	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S270	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S271	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

S272	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S273	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S274	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S275	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S276	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S277	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S278	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S279	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S280	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S281	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S282	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S283	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S284	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S301	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S302	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S303	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S304	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S305	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S306	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S307	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S309	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S310	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S311	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S312	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S315	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S316	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S317	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S318	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S319	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S320	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S323	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

S324	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S325	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S326	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S327	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S328	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S329	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S331	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S332	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S333	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S335	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S336	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S337	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S340	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S344	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S345	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S346	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S347	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S350	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S354	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S355	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S356	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S357	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S358	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S359	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S360	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S361	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S362	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S363	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S364	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S365	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S366	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

S367	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S369	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S370	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S371	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S372	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S373	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S374	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S375	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S377	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S378	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S379	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S380	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S381	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S382	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S383	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S384	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S385	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S386	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S387	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S388	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S389	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S390	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S391	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S397	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S398	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S401	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S460	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S461	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S470	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S471	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S490	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

S501	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S502	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S503	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S510	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S519	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S520	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S521	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S522	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S523	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S524	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S525	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S526	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S527	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S528	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S529	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S530	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S531	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S532	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S533	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S534	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S535	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S536	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S537	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S538	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S539	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S540	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S541	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S545	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S546	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S547	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S548	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

S549	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S550	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S551	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S552	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S553	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S554	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S560	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S561	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S562	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S563	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S564	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S565	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S566	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S567	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S568	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S569	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S570	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S571	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S573	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S574	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S575	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S576	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S577	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S582	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S583	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S584	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S585	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S587	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S588	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S589	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S590	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

S591	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S592	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S593	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S594	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S595	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S596	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S597	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S598	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S599	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S601	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S610	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S611	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S612	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S613	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S705	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S706	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S708	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S709	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S712	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S713	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S714	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S715	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S716	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S717	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S724	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S725	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S759	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S760	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S794	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S795	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S797	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

S798	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S799	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S801	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S803	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S804	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S805	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S806	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S807	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S808	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S809	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S810	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S812	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S813	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S814	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S815	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S816	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S817	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S818	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S819	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S820	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S821	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S822	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S823	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S824	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S825	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S826	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S901	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S902	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S903	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S904	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S905	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

S906	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S907	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S908	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
S909	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
SA13	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
SD00												Yes
SD45	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
SD46	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
SM87	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
SX05	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
SX10	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
X010	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
XF38												Yes
Y010	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
COLR0861													Yes
COLR9613												Yes
COLR9646													Yes